Filed Pursuant to Rule 497
File No. 333-205180

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the U.S. Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 1, 2016

PRELIMINARY PROSPECTUS SUPPLEMENT

To the Prospectus dated June 3, 2016

$

4.250% Notes due 2020

We are offering for sale $         in aggregate principal amount of 4.250% Notes due 2020, which we refer to as the Notes. The Notes will mature on January 15, 2020. We will pay interest on the Notes semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2017. We may redeem the Notes in whole or in part at any time, or from time to time, at the applicable redemption price discussed under the caption “Specific Terms of the Notes and the Offering—Optional Redemption” in this prospectus supplement. In addition, holders of the Notes can require us to repurchase some or all of the Notes at a purchase price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the repurchase date upon the occurrence of a Change of Control Repurchase Event (as defined herein). The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Notes are our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by us, rank effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. None of our current indebtedness is subordinated to the Notes and we do not presently expect to issue any such subordinated debt. The Notes offered hereby are a further issuance of the 4.250% Notes due 2020 that we issued on December 3, 2014 in the aggregate principal amount of $325,000,000, or the existing Notes. The Notes offered hereby will be treated as a single series with the existing Notes under the indenture and for U.S. federal income tax purposes. The Notes offered hereby will have identical terms as the existing Notes, other than the issue date and offering price. The Notes offered hereby will have the same CUSIP number as the existing Notes, will be fungible and rank equally with the existing Notes and will vote together with the existing Notes as a single class immediately upon issuance of the Notes offered hereby. Upon the issuance of the Notes offered hereby, the outstanding aggregate principal amount of our 4.250% Notes due 2020 will be $        . Unless the context otherwise requires, references herein to the “Notes” include the Notes offered hereby and the existing Notes.

We are a specialty finance company that invests primarily in the debt securities of private middle market U.S. companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investments and activities are managed by FB Income Advisor, LLC, or FB Advisor, a private investment firm that is registered as an investment adviser with the U.S. Securities and Exchange Commission, or the SEC, and is an affiliate of ours. FB Advisor has engaged GSO / Blackstone Debt Funds Management LLC, or GDFM, a registered investment adviser and a wholly-owned subsidiary of GSO Capital Partners LP, or GSO, to act as our investment sub-adviser.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in our securities may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page S-20 of this prospectus supplement and page 23 of the accompanying prospectus to read about the risks you should consider before buying our securities, including the risk of leverage.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The contact information provided above may be used by you to make investor inquiries. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note		Total
Public offering price(1)		%	$
Underwriting discounts and commissions (sales load)		%	$
Proceeds to us before expenses(2)		%	$

(1)	The public offering price set forth above does not include accrued interest of $ in the aggregate from July 15, 2016 up to, but not including, the date of delivery, which will be paid by the purchasers of the Notes offered hereby. On January 15, 2017, we will pay this pre-issuance accrued interest to the holders of the Notes offered hereby as of the applicable record date along with interest accrued on the Notes offered hereby from the date of delivery to such interest payment date.

(2)	Before deducting estimated offering expenses of $350,000 payable by us in connection with this offering. See “Underwriting” in this prospectus supplement.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form through The Depository Trust Company, or DTC, will be made on or about                     , 2016.

Book-Running Manager

Wells Fargo Securities

The date of this prospectus supplement is                     , 2016.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different or additional information from that contained in this prospectus supplement and the accompanying prospectus. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. The information contained in this prospectus supplement and accompanying prospectus is complete and accurate only as of their respective dates. Our business, financial condition, results of operations and prospects may have changed since those dates. If there is a material change in our affairs, we will amend or supplement this prospectus supplement only as required by law.

S-i

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-ii

S-iii

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus supplement and the accompanying prospectus carefully, including the section in this prospectus supplement and the accompanying prospectus entitled “Risk Factors,” before making a decision to invest in our securities.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “FSIC” refer to FS Investment Corporation. In addition, the term “FB Advisor” refers to FB Income Advisor, LLC, the term “GDFM” refers to GSO / Blackstone Debt Funds Management LLC, a wholly-owned subsidiary of GSO Capital Partners LP, the term “GSO” refers to GSO Capital Partners LP, the term “Blackstone” refers to The Blackstone Group L.P. and the term “indenture” refers to the base indenture between us and U.S. Bank National Association, as trustee, or the trustee, dated as of July 14, 2014, as supplemented by the second supplemental indenture, dated as of December 3, 2014. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.

FS Investment Corporation

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation” in the accompanying prospectus. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of September 30, 2016, we had total assets of approximately $4.1 billion.

We are managed by FB Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, which oversees the management of our operations and is responsible for making investment decisions with respect to our portfolio. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor. GDFM, a registered investment adviser under the Advisers Act, is a wholly-owned subsidiary of GSO, the credit platform of Blackstone, a leading global alternative asset manager and provider of financial advisory services. The credit platform is one of Blackstone’s four business segments. GSO is one of the world’s largest credit platforms in the alternative asset business with approximately $89.3 billion in assets under management as of September 30, 2016.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:

•

utilizing the experience and expertise of the management teams of FB Advisor and GDFM, along with the broader resources of GSO, which include its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including middle market companies, which we define as companies with annual revenues of $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a nationally recognized statistical rating organization, or NRSRO, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc., or Moody’s, or lower than “BBB-” by Standard & Poor’s Ratings Services, or S&P). We also invest in non-rated debt securities.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of FB Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively our co-investment affiliates. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we are permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term).

Portfolio Update

During the nine months ended September 30, 2016, we made investments in portfolio companies totaling approximately $662.8 million. During the same period, we sold investments for proceeds of approximately $369.8 million and received principal repayments of approximately $503.1 million. As of September 30, 2016, our investment portfolio, with a total fair value of approximately $3.9 billion (52% in first lien senior secured loans, 16% in second lien senior secured loans, 4% in senior secured bonds, 11% in subordinated debt, 2% in collateralized securities and 15% in equity/other), consisted of interests in 103 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $104.1 million. As of September 30, 2016, the debt investments in our portfolio were purchased at a weighted average price of 98.2% of par, and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), prior to leverage, was 9.2% based upon the amortized cost of our investments. For the nine months ended September 30, 2016, our total return based on net asset value was 10.88% and our total return based on market value was 13.23%.

Our estimated gross portfolio yield may be higher than an investor’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield and total return based on net asset value do not represent actual investment returns to stockholders. Our estimated gross portfolio yield and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” in this prospectus supplement and the accompanying prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnotes 3 and 4 to the table included in “Selected Financial Data” in this prospectus supplement for information regarding the calculation of total return based on net asset value and total return based on market value, respectively.

About FB Advisor

FB Advisor is a subsidiary of our affiliate, Franklin Square Holdings, L.P., or FS Investments, a leading asset manager that designs alternative investments to help institutional, advisory and individual investors build better portfolios. FB Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by substantially the same personnel that form the investment and operations teams of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC and FS Global Advisor, LLC. FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC are registered investment advisers that manage FS Investments’ four other affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, respectively. FS Global Advisor, LLC is a registered investment adviser that manages FS Investments’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. See “Risk Factors—Risks Related to FB Advisor, GDFM and their Respective Affiliates” and “Certain Relationships and Related Party Transactions” in the accompanying prospectus.

In addition to managing our investments, the managers, officers and other personnel of FB Advisor also currently manage the following entities through affiliated investment advisers:

Name	Entity	Investment Focus	Gross Assets(1)
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately held U.S. companies in the energy and power industry.	$4,073,753
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,910,727
FS Investment Corporation III	BDC	Primarily invests in senior secured loans and second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,537,116
FS Investment Corporation IV(2)	BDC	Primarily invests in senior secured loans and second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$156,163
FS Global Credit Opportunities Fund(3)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$1,728,218

(1)	As of September 30, 2016, except for FS Global Credit Opportunities Fund, which is shown as of June 30, 2016. Dollar amounts are presented in thousands.

(2)	FS Investment Corporation IV commenced investment operations on January 6, 2016.

(3)	Two funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—T and FS Global Credit Opportunities Fund—ADV, or together, the FSGCOF Offered Funds, which have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund. Two other funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, or together, the FSGCOF Closed Funds, which also have the same investment objectives and strategies as FS Global Credit Opportunities Fund, closed their respective continuous public offerings to new investors in April 2016.

Our chairman and chief executive officer, Michael C. Forman, has led FB Advisor since its inception. In 2007, he co-founded FS Investments with the goal of delivering alternative investment solutions, advised by what FS Investments believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FB Advisor, Mr. Forman currently serves as chairman, president and chief executive officer of FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FSIC IV Advisor, LLC, FS Investment Corporation IV, FS Global Advisor, LLC, FS Global Credit Opportunities Fund, the FSGCOF Offered Funds and the FSGCOF Closed Funds.

FB Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. We believe that the active and ongoing participation by FS Investments and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FB Advisor’s management team, will allow FB Advisor to successfully execute our investment strategy.

All investment decisions require the unanimous approval of FB Advisor’s investment committee, which is currently comprised of Mr. Forman, Gerald F. Stahlecker, Zachary Klehr and Sean Coleman. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews our amended and restated investment advisory agreement, dated July 17, 2014, or the July 2014 investment advisory agreement, and the investment sub-advisory agreement, dated April 13, 2008, or the investment sub-advisory agreement, that FB Advisor has entered into with GDFM to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.

About GDFM

From time to time, FB Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FB Advisor believes will aid it in achieving our investment objectives. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor. GDFM also serves as the investment sub-adviser to FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV. Furthermore, GDFM’s parent, GSO, serves as the investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

GDFM is a wholly-owned subsidiary of GSO. GSO is the credit platform of Blackstone, a leading global alternative asset manager. The credit platform is one of Blackstone’s four business segments. As of September 30, 2016, GSO and its affiliates, excluding Blackstone, managed approximately $89.3 billion of assets across multiple strategies and investment types within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As investment sub-adviser, GDFM makes recommendations to FB Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $361.0 billion as of September 30, 2016. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, CLO vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly-traded limited partnership that has common units which trade on the New York Stock Exchange, or the NYSE, under the ticker symbol “BX.” Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov. Information contained on Blackstone’s website and in Blackstone’s filings with the SEC is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Risk Factors

An investment in our securities involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” beginning on page S-20 in this prospectus supplement and beginning on page 23 in the accompanying prospectus, and the other information included in the accompanying prospectus, for a discussion of factors you should carefully consider before deciding to invest in the Notes.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates often offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt also provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., holders are due to receive payment before junior creditors and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before junior creditors, such as most types of unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.

The chart below illustrates examples of the collateral used to secure senior secured and second lien secured debt.

Source: Moody’s Investors Service, Inc.

Opportunity in Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market. According to The U.S. Census Bureau, in its 2012 economic census, there were approximately 42,600 middle market companies in the United States with annual revenues between $50 million and $2.5 billion, compared with approximately 1,350 companies with revenues greater than $2.5 billion. These middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle market companies have generated a significant number of investment opportunities for us and investment programs managed by our affiliates and GDFM over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited Investment Competition. Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to middle market companies. As tracked by S&P Capital IQ LCD, U.S. banks’ share of senior secured loans to middle market companies represented 7% of overall middle market loan volume in 2015, up slightly from 4% in 2014 and down from nearly 20% in 2011. We believe this trend of reduced middle market lending by financial institutions may continue as increased regulatory scrutiny as well as other regulatory changes may further reduce banks’ lending activities and may serve to reduce further the role banks play in providing capital to middle market companies.

In addition, regulatory uncertainty regarding CLOs may limit financing available to middle market companies. Risk retention and certain limitations placed on some banks’ ability to hold CLO securities may also inhibit future CLO creation and future lending to middle market companies. CLOs represented 61.2% of the institutional investor base for broadly syndicated loans in 2015, as tracked by S&P Capital IQ LCD, and any decline in the formation of new CLOs will likely have broad implications for the senior secured loan marketplace and for middle market borrowers.

We also believe that lending and originating new loans to middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle market companies, and thus we believe that attractive investment opportunities are often overlooked. In addition, middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle market companies.

Attractive Market Segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of private middle market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of most of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, our directly originated investments generally will not be traded on any secondary market and a trading market for such investments may not develop. These securities may also be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors. See “Risk Factors—Risks Related to Our Investments—An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies” in the accompanying prospectus.

Investment Strategy

Our principal focus is to invest in senior secured and second lien secured loans of private middle market U.S. companies, and to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

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Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

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Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

•

Proven management teams. We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with ours.

•

Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. FB Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protections for our investments.

•

Allocation among various issuers and industries. We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

•

Viable exit strategy. While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

In addition, in an order dated June 4, 2013, the SEC granted exemptive relief that, subject to the satisfaction of certain conditions, expands our ability to co-invest in certain privately negotiated investment transactions with our co-investment affiliates, which we believe has and may continue to enhance our ability to further our investment objectives and strategy.

Potential Competitive Strengths

We believe that we offer investors the following potential competitive strengths:

Global platform with seasoned investment professionals. We believe that the breadth and depth of the experience of FB Advisor’s senior management team, together with the wider resources of GSO’s investment team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, as well as the specific expertise of GDFM, provide us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

GDFM transaction sourcing capability. FB Advisor seeks to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “Regulation” in the accompanying prospectus, and the allocation policies of GDFM and its affiliates, as applicable, also through GSO’s direct origination channels. GDFM also relies on its relationships with private equity sponsors, investment banks and commercial banks to source investment opportunities. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us. GDFM also has a significant trading platform, which, we believe, allows us access to the secondary market for investment opportunities.

Disciplined, income-oriented investment philosophy. FB Advisor and GDFM employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure. FB Advisor and GDFM believe that their broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

See “Investment Objectives and Strategy—Potential Competitive Strengths” in the accompanying prospectus for a more detailed description of the competitive strengths we believe we offer investors.

Corporate Information

Our principal executive offices are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. We maintain a website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Recent Developments

Term Loan Agreement and Termination of the JPM Repurchase Facility

On November 1, 2016, our wholly-owned, special-purpose financing subsidiary, Locust Street Funding LLC, or Locust Street, entered into a Loan Agreement with JPMorgan Chase Bank, National Association, or

JPM, as lender and Administrative Agent, Citibank, N.A., as Collateral Agent and Securities Intermediary, and Virtus Group, LP, as Collateral Administrator, or the Locust Street Term Loan Facility, pursuant to which JPM advanced $625 million to Locust Street. The outstanding advances bear interest at a rate equal to the London Interbank Offered Rate, or LIBOR, for a three-month interest period plus a spread of 2.6833% per annum. Interest is payable in arrears beginning on January 15, 2017 and each quarter thereafter. Under the Locust Street Term Loan Facility, Locust Street has agreed to prepay $200 million of the aggregate principal amount of the advances on or before January 31, 2017, and thereafter all outstanding advances under the Locust Street Term Loan Facility will mature, and all accrued and unpaid interest thereunder, will be due and payable on November 1, 2020.

In connection with the Locust Street Term Loan Facility, we, Locust Street, JPM and our wholly-owned, special-purpose financing subsidiary, Race Street Funding LLC, or Race Street, terminated the debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or the JPM Facility, by (i) effecting a redemption of the Class A Floating Rate Notes issued by Locust Street to Race Street pursuant to an amended and restated indenture, dated as of September 26, 2012, as supplemented from time to time, and (ii) terminating an amended and restated global master repurchase agreement, dated as of April 28, 2016, by and between Race Street and JPMorgan Chase Bank, N.A., London Branch, and the related annex and amended and restated confirmation thereto.

Distributions

On November 2, 2016, our board of directors declared a regular cash distribution of $0.22275 per share, which will be paid on or about January 4, 2017 to stockholders of record as of the close of business on December 21, 2016. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the description of the Notes in this prospectus supplement under the heading “Description of the Notes” and the more general description of the Notes in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes.

Issuer	FS Investment Corporation

Title of the securities	4.250% Notes due 2020

Aggregate principal amount being offered	$

The Notes offered hereby are a further issuance of the existing Notes. The Notes offered hereby will be treated as a single series with the existing Notes under the indenture and for U.S. federal income tax purposes. The Notes offered hereby will have identical terms as the existing Notes, other than the issue date and offering price. The Notes offered hereby will have the same CUSIP number as the existing Notes, will be fungible and rank equally with the existing Notes and will vote together with the existing Notes as a single class immediately upon issuance of the Notes offered hereby.

Public offering price	% of the aggregate principal amount of the Notes offered hereby, plus accrued and unpaid interest from July 15, 2016 up to, but not including, the date of delivery.

Aggregate accrued interest	$ of accrued interest from July 15, 2016 up to, but not including, the date of delivery of the Notes offered hereby.

Interest rate	4.250% per year

Yield to Maturity	%

Trade Date	, 2016

Maturity Date	January 15, 2020

Interest payment dates	Each January 15 and July 15, commencing January 15, 2017. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Ranking of Notes

The Notes are our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes. The Notes rank equally in right of payment with all of our existing and future senior liabilities that are not so subordinated, effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of September 30, 2016, our total consolidated indebtedness was approximately $1.7 billion, approximately $734.1 million of which was secured indebtedness, all of which was senior indebtedness, and approximately $650.0 million of which was indebtedness of our subsidiaries.

Denominations	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Optional Redemption	We may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 45 basis points, plus, in each case, accrued and unpaid interest to the redemption date.

Commencing December 15, 2019 (the date falling one month prior to the maturity date of the Notes), we may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest to the redemption date.

Sinking Fund	The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.

Offer to Purchase upon a Change of Control Repurchase Event	If a Change of Control Repurchase Event occurs prior to maturity, holders of the Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Defeasance	The Notes are subject to legal and covenant defeasance by us.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank National Association

Events of Default	If an event of default (as described in this prospectus supplement under the caption “Description of the Notes”) on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

Other Covenants	In addition to the covenants described in the accompanying prospectus, the following covenants shall apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act or any successor provisions.

•

If at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with United States generally accepted accounting principles, or GAAP, as applicable.

No Established Trading Market	Although a limited trading market developed after issuing the existing Notes, we cannot assure you that an active and liquid market for the Notes will develop or be maintained. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system, and we do not currently intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. Although the underwriter has informed us that it intends to continue to make a market in the Notes, it is not obligated to do so, and may discontinue any such market making at any time without notice. Accordingly, we cannot assure you that an active and liquid market for the Notes will develop or be maintained.

Use of Proceeds	We estimate that net proceeds we will receive from the sale of the Notes in this offering will be approximately $ million, after deducting underwriting discounts and commissions of approximately $ million payable by us and estimated offering expenses of approximately $350,000 payable by us. We intend to use the net proceeds of this offering to repay outstanding indebtedness under our financing arrangements.

See “Use of Proceeds” in this prospectus supplement for more information.

SELECTED FINANCIAL DATA

You should read this selected consolidated financial data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included elsewhere in this prospectus supplement and the accompanying prospectus. The selected financial data as of and for the nine months ended September 30, 2016 and 2015 have been derived from our unaudited consolidated financial statements and the selected financial data as of and for the years ended December 31, 2015, 2014, 2013, 2012 and 2011 has been derived from our audited consolidated financial statements.

Dollar amounts are presented in thousands, except for per share data.

	Nine Months Ended September 30, (Unaudited)		Year Ended December 31,
	2016	2015	2015	2014	2013	2012	2011
Statements of operations data:
Investment income	$313,831	$360,034	$474,797	$464,819	$474,566	$303,222	$115,484
Operating expenses
Total expenses and excise taxes	158,050	151,095	209,707	225,648	229,590	169,315	44,120
Less: Expense reimbursement from sponsor	—	—	—	(2,837)	—	—	—

Net expenses and excise taxes	158,050	151,095	209,707	222,811	229,590	169,315	44,120

Net investment income (loss)	155,781	208,939	265,090	242,008	244,976	133,907	71,364
Total net realized and unrealized gain (loss) on investments	86,648	(92,086)	(226,705)	(47,227)	20,864	196,292	(17,894)

Net increase (decrease) in net assets resulting from operations	$242,429	$116,853	$38,385	$194,781	$265,840	$330,199	$53,470

Per share data (as adjusted for stock distributions, as applicable):
Net investment income (loss)—basic and diluted(1)	$0.64	$0.86	$1.10	$0.97	$0.96	$0.59	$0.76

Net increase (decrease) in net assets resulting from operations—basic and diluted(1)	$1.00	$0.48	$0.16	$0.78	$1.04	$1.45	$0.57

Distributions declared(2)	$0.67	$0.67	$0.89	$1.08	$0.83	$0.86	$0.91

Balance sheet data:
Total assets	$4,128,618	$4,264,904	$4,148,173	$4,354,886	$4,444,577	$4,346,753	$2,144,225

Credit facilities, notes and repurchase agreement payable	$1,734,143	$1,831,812	$1,834,625	$1,863,827	$1,673,682	$1,649,713	$554,286

Total net assets	$2,294,455	$2,335,959	$2,208,928	$2,366,986	$2,640,992	$2,511,738	$1,498,892

Other data:
Total return based on net asset value(3)	10.88%	4.88%	1.63%	7.17%	10.43%	15.83%	8.93%
Total return based on market value(4)	13.23%	0.39%	(0.78)%	5.52%	—%	—%	—%
Number of portfolio company investments at period end	103	117	114	118	165	263	183
Total portfolio investments for the period	$662,756	$1,084,274	$1,647,620	$2,178,075	$2,641,733	$3,863,334	$1,978,499
Proceeds from sales and prepayments of investments	$872,931	$1,114,231	$1,625,520	$2,121,939	$2,510,887	$1,971,447	$858,661

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

(3)

The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of our future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rates payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on our investment portfolio during the applicable period and do not represent an actual return to stockholders.

(4)	The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with our distribution reinvestment plan. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. The historical calculation of total return based on market value in the table should not be considered a representation of our future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rates payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	receiving and maintaining corporate credit ratings and changes in the general interest rate environment;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•

actual and potential conflicts of interest with FB Advisor, FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FSIC IV Advisor, LLC, FS Investment Corporation IV, FS Global Advisor, LLC, FS Global Credit Opportunities Fund, GDFM or any of their affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•	our use of financial leverage;

•	the ability of FB Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of FB Advisor or its affiliates to attract and retain highly talented professionals;

•	our ability to maintain our qualification as a RIC and as a BDC;

•	the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the rules and regulations issued thereunder;

•	the effect of changes to tax legislation and our tax position; and

•	the tax status of the enterprises in which we may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth under the caption “Risk Factors” in this prospectus supplement and the accompanying prospectus, and elsewhere in this prospectus supplement and the accompanying prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters;

•	future changes in laws or regulations and conditions in our operating areas; and

•	the price at which shares of our common stock may trade on the NYSE.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus supplement, the accompanying prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Exchange Act.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus supplement and the accompanying prospectus, you should consider carefully the following information and the information under the caption “Risk Factors” in the accompanying prospectus before making an investment in our securities. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the value of our debt securities may decline, and investors may lose all or part of their investment.

Risks Related to the Notes

The Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we may incur.

The Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus supplement or that our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of September 30, 2016, our total consolidated indebtedness was approximately $1.7 billion, approximately $734.1 million of which was secured.

The Notes are subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of FS Investment Corporation and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As of September 30, 2016, approximately $650.0 million of the indebtedness required to be consolidated on our balance sheet was held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes are subordinated structurally to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

Our amount of debt outstanding may increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;

•

resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our financing arrangements, which event of default could result in substantially all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our financing arrangements; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

Our ability to meet our payment and other obligations under our financing arrangements depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our financing arrangements or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of the Notes of any changes in our credit ratings.

The Notes are rated by S&P and Fitch Ratings, or Fitch. There can be no assurance that their respective credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by S&P or Fitch if in either of their respective judgments future circumstances relating to the basis of the credit rating, such as adverse changes in our business, financial condition and results of operations, so warrant.

The indenture governing the Notes contains limited protection for holders of the Notes.

The indenture governing the Notes offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Notes—Events of Default” in this prospectus supplement.

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Notes and may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. See “Risk Factors—Risks Related to Debt Financing—We currently incur indebtedness to make investments, which magnifies the potential for gain or loss on amounts invested in our common shares and may increase the risk of investing in our common shares” in the accompanying prospectus. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

The optional redemption provision may materially adversely affect your return on the Notes.

The Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Notes being redeemed.

Although a limited trading market developed after issuing the existing Notes, we cannot assure you that an active and liquid market for the Notes will develop or be maintained. If an active trading market for the Notes does not develop or is not maintained, you may not be able to sell them.

Although a limited trading market developed after issuing the existing Notes, we cannot assure you that an active and liquid market for the Notes will develop or be maintained. The Notes are not listed on any securities exchange or quoted on any automated dealer quotation system, and we do not currently intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. If no active trading market exists, you may not be able to resell your Notes at their fair market value or at all. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. The underwriter has advised us that it intends to continue to make a market in the Notes, but it is not obligated to do so. The underwriter may discontinue any market-making in the Notes at any time at its sole discretion. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not exist, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Notes may require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the aggregate principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the indenture governing the Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. In addition, the indenture governing the 4.000% Notes due 2019 and the indenture governing the 4.750% Notes due 2022 each contain similar restrictions and provisions that would require us, subject to certain conditions, to offer to repurchase the 4.000% Notes due 2019 and the 4.750% Notes due 2022 upon the occurrence of certain change of control events. Our failure to purchase any tendered 4.000% Notes due 2019 or 4.750% Notes due 2022, as applicable, would cause an event of default under the respective indenture governing such notes. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness and/or to make the required repurchase of the Notes, the 4.000% Notes due 2019 or the 4.750% Notes due 2022. See “Description of the Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus supplement for additional information.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Notes as well as, after December 31, 2018, to payments made upon maturity, redemption or sale of the Notes, unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Notes. See “Material U.S. Federal Income Tax Consequences” in this prospectus supplement for further information.

Risks Related to Our Business Structure

We may be subject to restrictions on our ability to pay dividends and other distributions.

Restrictions imposed on the declaration of dividends or other distributions to holders of our common stock, by both the 1940 Act and by requirements imposed by rating agencies, might impair our ability to be subject to U.S. federal income taxation as a RIC. While we intend to prepay our Notes and other debt to the extent necessary to enable us to distribute our income as required to maintain our ability to be subject to U.S. federal income taxation as a RIC, there can be no assurance that such actions can be effected in time to satisfy the applicable requirements set forth in the Code.

USE OF PROCEEDS

We estimate that net proceeds we will receive from the sale of the Notes in this offering will be approximately $         million, after deducting the underwriting discounts and commissions of approximately $         million payable by us and estimated offering expenses of approximately $350,000 payable by us.

We intend to use the net proceeds of this offering to repay outstanding indebtedness under our financing arrangements. We also may make investments in portfolio companies in accordance with our investment objectives with proceeds of subsequent borrowings under our existing financing arrangements and also may use the proceeds from any such subsequent borrowings for general corporate purposes.

As of September 30, 2016, we had approximately $1.7 billion outstanding under our financing arrangements, of which $650.0 million was secured indebtedness of our subsidiaries, and approximately $218.7 million in borrowings available. Below is a summary of our outstanding financing arrangements as of September 30, 2016 (dollar amounts are presented in thousands):

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
ING Credit Facility	Revolving Credit Facility	L+2.50%	$81,286	(1)	$218,714	April 3, 2018
JPM Facility(2)	Repurchase Agreement	3.25%	$650,000		$—	April 15, 2017
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$325,000		$—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	$275,000		$—	May 15, 2022
Partial Loan Sale	Secured Borrowing	L+4.50% (1% floor)	$2,857		$—	July 29, 2022

(1)	Amount includes borrowing in U.S. dollars and Euros. Euro balance outstanding of €42,963 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.12 as of September 30, 2016 to reflect total amount outstanding in U.S. dollars.

(2)	On November 1, 2016, our wholly-owned, special-purpose financing subsidiary, Locust Street, entered into the Locust Street Term Loan Facility, pursuant to which JPM advanced $625.0 million to Locust Street. In connection with the Locust Street Term Loan Facility, the JPM Facility was terminated. See “Prospectus Supplement Summary—Recent Developments—Term Loan Agreement and Termination of the JPM Repurchase Facility” in this prospectus supplement for more information.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and the accompanying prospectus for more information regarding our financing arrangements.

CAPITALIZATION

The following table sets forth our cash and capitalization as of September 30, 2016:

(1) on an actual basis; and

(2) on an as adjusted basis giving effect to the offering of the Notes and the application of net proceeds from this offering as described in this prospectus supplement under the caption “Use of Proceeds.”

You should read this table together with “Use of Proceeds” set forth in this prospectus supplement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement.

Dollar amounts are presented in thousands, except share data.

	As of September 30, 2016 (Unaudited)
	Actual	As Adjusted for this Offering
Cash	$112,648	$

Debt
Borrowings under revolving credit facility and repurchase agreement(1)(2)	$731,286	$
Secured borrowing	$2,857
Existing 4.250% Notes due 2020	$325,000
4.000% Notes due 2019 and 4.750% Notes due 2022	$675,000
Notes offered hereby(3)	—
Stockholders’ Equity
Common stock, par value $0.001 per share; 450,000,000 shares authorized, 243,488,590 shares issued and outstanding(4)	$243	$
Capital in excess of par value	$2,270,010
Distributable earnings(5)	$24,202
Total stockholders’ equity	$2,294,455

Total liabilities and stockholders’ equity	$4,128,618	$

(1)	As described in this prospectus supplement under the caption “Use of Proceeds,” we intend to use the net proceeds from this offering to repay a portion of the borrowings outstanding under our financing arrangements.

(2)	As of December 31, 2015, we had $834,625 outstanding under our revolving credit facility and repurchase agreement.

(3)	Exclusive of discount to par, underwriting discounts and commissions, and offering expenses.

(4)	Shares issued and outstanding “as adjusted for this offering” do not reflect shares of our common stock issued pursuant to our distribution reinvestment plan subsequent to September 30, 2016.

(5)	Includes accumulated undistributed net realized gain/loss on investments and gain/loss on foreign currency, accumulated undistributed (distributions in excess of) net investment income and net unrealized appreciation (depreciation) on investments and secured borrowing, and unrealized gain/loss on foreign currency. Distributable earnings are not intended to represent amounts we may or will distribute to our stockholders.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in this prospectus supplement and the accompanying prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement. Many of the amounts and percentages presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

Overview

We were incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code.

On April 16, 2014, shares of our common stock began trading on the NYSE under the ticker symbol “FSIC”. This listing accomplished our goal of providing our stockholders with greatly enhanced liquidity.

Our investment activities are managed by FB Advisor and supervised by our board of directors, a majority of whom are independent. Under the July 2014 investment advisory agreement, we have agreed to pay FB Advisor an annual base management fee based on the average value of our gross assets and an incentive fee based on our performance. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

Direct Originations: We intend to leverage our relationship with GDFM and its global sourcing and origination platform, including its industry relationships, to directly source investment opportunities. Such investments are originated or structured for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components, although we do not generally make equity investments independent of having an existing credit relationship. We believe directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.

Opportunistic: We intend to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include event driven investments, anchor orders and CLOs.

In the case of event driven investments, we intend to take advantage of dislocations that arise in the markets due to an impending event and where the market’s apparent expectation of value differs substantially from our fundamental analysis. Such events may include a looming debt maturity or default, a merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling, or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Compared to other investment strategies, event driven investing depends more heavily on our ability to successfully predict the outcome of an individual event rather than on underlying macroeconomic fundamentals. As a result, successful event driven strategies may offer both substantial diversification benefits and the ability to generate performance in uncertain market environments.

We may also invest in certain opportunities that are originated and then syndicated by a commercial or investment bank, but where we provide a capital commitment significantly above the average syndicate participant, i.e., an anchor order. In these types of investments, we may receive fees, preferential pricing or other benefits not available to other lenders in return for our significant capital commitment. Our decision to provide an anchor order to a syndicated transaction is predicated on a rigorous credit analysis, our familiarity with a particular company, industry or financial sponsor, and the broader investment experiences of FB Advisor and GDFM.

In addition, our relationship with GSO Capital Partners LP, the parent of GDFM, and one of the largest CLO managers in the world, allows us to opportunistically invest in CLOs. CLOs are a form of securitization where the cash flow from a pooled basket of syndicated loans is used to support distribution payments made to different tranches of securities. While collectively CLOs represent nearly fifty percent of the broadly syndicated loan universe, investing in individual CLO tranches requires a high degree of investor sophistication due to their structural complexity and the illiquid nature of their securities.

Broadly Syndicated/Other: Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our directly originated investments and provide a complement to our less liquid strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a nationally recognized statistical rating organization and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than “BBB-” by Standard & Poor’s Ratings Services). We also invest in non-rated debt securities.

Revenues

The principal measure of our financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on foreign currency, net unrealized appreciation or depreciation on investments and net unrealized gain or loss on foreign currency. Net investment income is the difference between our income from interest, dividends, fees and other investment income and our operating and other expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost, including the respective realized gain or loss on foreign currency for those foreign denominated investment transactions. Net realized gain or loss on foreign currency is the portion of realized gain or loss attributable to foreign currency fluctuations. Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio, including the respective unrealized gain or loss on foreign currency for those foreign denominated investments. Net unrealized gain or loss on foreign currency is the net change in the value of receivables or accruals due to the impact of foreign currency fluctuations.

We principally generate revenues in the form of interest income on the debt investments we hold. In addition, we generate revenues in the form of non-recurring commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned. We may also generate revenues in the form of dividends and other distributions on the equity or other securities we hold.

Expenses

Our primary operating expenses include the payment of management and incentive fees and other expenses under the July 2014 investment advisory agreement and the administration agreement, interest expense from financing facilities and other indebtedness, and other expenses necessary for our operations. The management and incentive fees compensate FB Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FB Advisor is responsible for compensating our investment sub-adviser.

FB Advisor oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FB Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, FB Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Pursuant to the administration agreement, we reimburse FB Advisor for expenses necessary to perform services related to our administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to us on behalf of FB Advisor. We reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FB Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to FB Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organization expenses relating to offerings of our securities, subject to limitations included in the July 2014 investment advisory agreement;

•	the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on our debt or related obligations;

•	transfer agent and custodial fees;

•

research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	fees and expenses of directors not also serving in an executive officer capacity for us or FB Advisor;

•	costs of proxy statements, stockholders’ reports, notices and other filings;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for our investments; and

•

all other expenses incurred by FB Advisor, GDFM or us in connection with administering our business, including expenses incurred by FB Advisor or GDFM in performing administrative services for us and administrative personnel paid by FB Advisor or GDFM, to the extent they are not controlling persons of FB Advisor, or GDFM, or any of their respective affiliates, subject to the limitations included in the July 2014 investment advisory agreement and the administration agreement.

In addition, we have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FB Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.

Portfolio Investment Activity for the Three and Nine Months Ended September 30, 2016 and for the Year Ended December 31, 2015

During the nine months ended September 30, 2016, we made investments in portfolio companies totaling $662,756. During the same period, we sold investments for proceeds of $369,844 and received principal repayments of $503,087. As of September 30, 2016, our investment portfolio, with a total fair value of $3,937,526 (52% in first lien senior secured loans, 16% in second lien senior secured loans, 4% in senior secured bonds, 11% in subordinated debt, 2% in collateralized securities and 15% in equity/other), consisted of interests in 103 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $104.1 million. As of September 30, 2016, the debt investments in our portfolio were purchased at a weighted average price of 98.2% of par, and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), prior to leverage, was 9.2% based upon the amortized cost of our investments. For the nine months ended September 30, 2016, our total return based on net asset value was 10.88% and our total return based on market value was 13.23%.

During the year ended December 31, 2015, we made investments in portfolio companies totaling $1,647,620. During the same period, we sold investments for proceeds of $607,368 and received principal repayments of $1,018,152. As of December 31, 2015, our investment portfolio, with a total fair value of $4,029,371 (54% in first lien senior secured loans, 15% in second lien senior secured loans, 6% in senior secured bonds, 11% in subordinated debt, 2% in collateralized securities and 12% in equity/other), consisted of interests in 114 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $113.2 million. As of December 31, 2015, the debt investments in our portfolio were purchased at a weighted average price of 98.3% of par, and our estimated gross portfolio yield, prior to leverage, was 9.8% based upon the amortized cost of our investments. For the year ended December 31, 2015, our total return based on net asset value was 1.63% and our total return based on market value was (0.78)%.

Our estimated gross portfolio yield may be higher than an investor’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield and total return based on net asset value do not represent actual investment returns to stockholders. Our estimated gross portfolio yield and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. See footnotes 5 and 6 to the table included in Note 10 to our unaudited consolidated financial statements included in this prospectus supplement for information regarding the calculation of our total return based on net asset value and total return based on market value, respectively.

Total Portfolio Activity

The following tables present certain selected information regarding our portfolio investment activity for the three and nine months ended September 30, 2016:

Net Investment Activity	For the Three Months Ended September 30, 2016	For the Nine Months Ended September 30, 2016
Purchases	$217,337	$662,756
Sales and Redemptions	(290,764)	(872,931)

Net Portfolio Activity	$(73,427)	$(210,175)

	For the Three Months Ended September 30, 2016		For the Nine Months Ended September 30, 2016
New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$193,181	89%	$482,831	73%
Senior Secured Loans—Second Lien	7,875	4%	25,816	4%
Senior Secured Bonds	—	—	8,060	1%
Subordinated Debt	13,850	6%	44,550	7%
Collateralized Securities	—	—	4,551	1%
Equity/Other	2,431	1%	96,948	14%

Total	$217,337	100%	$662,756	100%

The following table summarizes the composition of our investment portfolio at cost and fair value as of September 30, 2016 and December 31, 2015:

	September 30, 2016 (Unaudited)			December 31, 2015
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,087,715	$2,058,899	52%	$2,248,419	$2,173,829	54%
Senior Secured Loans—Second Lien	642,790	620,068	16%	661,742	624,814	15%
Senior Secured Bonds	270,549	168,470	4%	344,196	240,754	6%
Subordinated Debt	484,193	444,314	11%	492,658	438,414	11%
Collateralized Securities	71,830	78,679	2%	94,694	85,007	2%
Equity/Other	439,491	567,096	15%	353,477	466,553	12%

Total	$3,996,568	$3,937,526	100%	$4,195,186	$4,029,371	100%

(1)	Amortized costs represent the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table presents certain selected information regarding the composition of our investment portfolio as of September 30, 2016 and December 31, 2015:

	September 30, 2016	December 31, 2015
Number of Portfolio Companies	103	114
% Variable Rate (based on fair value)	65.2%	66.8%
% Fixed Rate (based on fair value)	20.4%	21.6%
% Income Producing Equity/Other Investments (based on fair value)	3.7%	4.1%
% Non-Income Producing Equity/Other Investments (based on fair value)	10.7%	7.5%
Average Annual EBITDA of Portfolio Companies	$104,100	$113,200
Weighted Average Purchase Price of Debt Investments (as a % of par)	98.2%	98.3%
% of Investments on Non-Accrual (based on fair value)	0.7%	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	9.2%	9.8%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)—Excluding Non-Income Producing Assets	10.2%	10.4%

Direct Originations

The following tables present certain selected information regarding our direct originations for the three and nine months ended September 30, 2016:

New Direct Originations	For the Three Months Ended September 30, 2016	For the Nine Months Ended September 30, 2016
Total Commitments (including unfunded commitments)	$144,226	$586,720
Exited Investments (including partial paydowns)	(198,010)	(698,225)

Net Direct Originations	$(53,784)	$(111,505)

	For the Three Months Ended September 30, 2016		For the Nine Months Ended September 30, 2016
New Direct Originations by Asset Class (including unfunded commitments)	Commitment Amount	Percentage	Commitment Amount	Percentage
Senior Secured Loans—First Lien	$135,310	94%	$448,542	77%
Senior Secured Loans—Second Lien	7,875	5%	29,903	5%
Senior Secured Bonds	—	—	8,141	1%
Subordinated Debt	—	—	21,729	4%
Collateralized Securities	—	—	—	—
Equity/Other	1,041	1%	78,405	13%

Total	$144,226	100%	$586,720	100%

	For the Three Months Ended September 30, 2016	For the Nine Months Ended September 30, 2016
Average New Direct Origination Commitment Amount	$20,604	$29,336
Weighted Average Maturity for New Direct Originations	12/11/21	2/26/21
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period	9.3%	8.8%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period—Excluding Non-Income Producing Assets	9.3%	10.3%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Direct Originations Exited during Period	8.6%	9.6%

The following table presents certain selected information regarding our direct originations as of September 30, 2016 and December 31, 2015:

Characteristics of All Direct Originations held in Portfolio	September 30, 2016	December 31, 2015
Number of Portfolio Companies	66	71
Average Annual EBITDA of Portfolio Companies	$67,700	$61,500
Average Leverage Through Tranche of Portfolio Companies—Excluding Equity/Other and Collateralized Securities	4.8x	4.9x
% of Investments on Non-Accrual	0.6%	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations	9.2%	9.7%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations—Excluding Non-Income Producing Assets	10.0%	10.4%

Portfolio Composition by Strategy and Industry

The table below summarizes the composition of our investment portfolio by strategy and enumerates the percentage, by fair value, of the total portfolio assets in such strategies as of September 30, 2016 and December 31, 2015:

	September 30, 2016		December 31, 2015
Portfolio Composition by Strategy	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Direct Originations	$3,343,749	85%	$3,434,588	85%
Opportunistic	490,879	12%	488,969	12%
Broadly Syndicated/Other	102,898	3%	105,814	3%

Total	$3,937,526	100%	$4,029,371	100%

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of September 30, 2016 and December 31, 2015:

	September 30, 2016 (Unaudited)		December 31, 2015
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$26,703	1%	$95,950	2%
Capital Goods	814,148	21%	906,387	22%
Commercial & Professional Services	382,906	10%	327,407	8%
Consumer Durables & Apparel	268,477	7%	259,789	6%
Consumer Services	417,750	10%	426,534	11%
Diversified Financials	170,571	4%	154,651	4%
Energy	483,577	12%	365,698	9%
Food, Beverage & Tobacco	—	—	10,648	0%
Health Care Equipment & Services	200,555	5%	195,420	5%
Materials	263,130	7%	275,429	7%
Media	113,184	3%	126,742	3%
Retailing	26,540	1%	64,647	2%
Semiconductors & Semiconductor Equipment	5,521	0%	5,530	0%
Software & Services	394,535	10%	425,992	11%
Technology Hardware & Equipment	108,000	3%	127,682	3%
Telecommunication Services	162,067	4%	160,206	4%
Transportation	99,862	2%	100,659	3%

Total	$3,937,526	100%	$4,029,371	100%

As of September 30, 2016, except for JW Aluminum Co., in which we have a second lien secured loan investment and two equity/other investments, we did not “control” any of our portfolio companies, as defined in the 1940 Act. As of September 30, 2016, except for ASG Technologies Group, Inc. (formerly Allen Systems Group, Inc.), in which we have two senior secured loan investments and two equity/other investments, and Fronton Investor Holdings, LLC, in which we have an equity/other investment, we were not an “affiliated person” of any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities or we had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if we owned 5% or more of its voting securities.

Our investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, which require us to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of September 30, 2016, we had nineteen unfunded debt investments with aggregate unfunded commitments of $137,196. As of December 31, 2015, we had nineteen unfunded debt investments with aggregate unfunded commitments of $129,660, one unfunded commitment to purchase up to $467 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded equity investment in Sunnova Holdings, LLC with an unfunded commitment of $123. We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise. For additional details regarding our unfunded debt investments, see our unaudited consolidated schedule of investments as of September 30, 2016 and audited consolidated schedule of investments as of December 31, 2015.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, FB Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FB Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.

2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.

3	Performing investment requiring closer monitoring.

4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.

5	Underperforming investment with expected loss of interest and some principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of September 30, 2016 and December 31, 2015:

	September 30, 2016		December 31, 2015
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$431,575	11%	$723,402	18%
2	2,950,447	75%	2,748,923	68%
3	471,146	12%	501,659	13%
4	26,289	1%	44,046	1%
5	58,069	1%	11,341	0%

Total	$3,937,526	100%	$4,029,371	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Results of Operations

Comparison of the Three Months Ended September 30, 2016 and September 30, 2015

Revenues

We generated investment income of $100,557 and $103,668 for the three months ended September 30, 2016 and 2015, respectively, in the form of interest and fees earned on senior secured loans (first and second lien), senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments. Such revenues represent $91,012 and $96,746 of cash income earned as well as $9,545 and $6,922 in non-cash portions relating to accretion of discount and PIK interest for the three months ended September 30, 2016 and 2015, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

During the three months ended September 30, 2016 and 2015, we generated $96,343 and $100,378, respectively, of interest income, which represented 95.8% and 96.8%, respectively, of total investment income. The level of interest income we receive is generally related to the balance of income-producing investments, multiplied by the weighted average yield of our investments.

During the three months ended September 30, 2016 and 2015, we generated $4,214 and $3,290, respectively, of fee income, which represented 4.2% and 3.2%, respectively, of total investment income. Fee income is transaction based, and typically consists of amendment and consent fees, prepayment fees, structuring fees and other non-recurring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

The decrease in interest income during the three months ended September 30, 2016 compared to the three months ended September 30, 2015 was primarily due to reduced leverage, prepayments of higher-yielding assets and increased equity holdings during the three months ended September 30, 2016.

The increase in fee income during the three months ended September 30, 2016 compared to the three months ended September 30, 2015 was primarily due to increased prepayment activity during the three months ended September 30, 2016.

Expenses

Our total expenses were $51,554 and $39,902 for the three months ended September 30, 2016 and 2015, respectively. Our operating expenses include base management fees attributed to FB Advisor of $17,872 and $18,852 for the three months ended September 30, 2016 and 2015, respectively. Our expenses also include administrative services expenses attributed to FB Advisor of $750 and $900 for the three months ended September 30, 2016 and 2015, respectively.

FB Advisor is eligible to receive incentive fees based on our performance. During the three months ended September 30, 2016, we accrued a subordinated incentive fee on income of $12,250. As of September 30, 2016, a subordinated incentive fee on income of $12,250 was payable to FB Advisor. During the three months ended September 30, 2015, we accrued a subordinated incentive fee on income of $12,485. During the three months ended September 30, 2016, we accrued no capital gains incentive fees based on the performance of our portfolio. During the three months ended September 30, 2015, we reversed capital gains incentive fees of $13,811 based on the performance of our portfolio. See “—Critical Accounting Policies—Capital Gains Incentive Fee” in this prospectus supplement for additional information about how the incentive fees are calculated.

We recorded interest expense of $18,283 and $19,352 for the three months ended September 30, 2016 and 2015, respectively, in connection with our financing arrangements. The fees incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $243 and $261 for the three months ended September 30, 2016 and 2015, respectively. Fees for our board of directors were $277 and $232 for the three months ended September 30, 2016 and 2015, respectively.

Our other general and administrative expenses totaled $1,879 and $1,631 for the three months ended September 30, 2016 and 2015, respectively, and consisted of the following:

	Three Months Ended September 30,
	2016	2015
Expenses associated with our independent audit and related fees	$123	$114
Legal fees	205	300
Printing fees	553	401
Stock transfer agent fees	30	30
Other	968	786

Total	$1,879	$1,631

During the three months ended September 30, 2016 and 2015, the ratio of our expenses to our average net assets was 2.29% and 1.69%, respectively. Our ratio of expenses to our average net assets during the three months ended September 30, 2016 and 2015 includes $18,283 and $19,352, respectively, related to interest expense and $12,250 and $(1,326), respectively, related to accruals for incentive fees. Without such expenses, our ratio of expenses to average net assets would have been 0.93% and 0.92% for the three months ended September 30, 2016 and 2015, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under our financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Net Investment Income

Our net investment income totaled $49,003 ($0.20 per share) and $63,766 ($0.26 per share) for the three months ended September 30, 2016 and 2015, respectively. The decrease in net investment income can be attributed primarily to the reversal of capital gains incentive fees that reduced expenses during the three months ended September 30, 2015, as well as the reduction in investment income for the three months ended September 30, 2016.

Net Realized Gains or Losses

We sold investments and received principal repayments of $99,282 and $191,482, respectively, during the three months ended September 30, 2016, from which we realized a net gain of $2,337. We also realized a net gain of $86 from settlements on foreign currency during the three months ended September 30, 2016. We sold investments and received principal repayments of $91,014 and $38,653, respectively, during the three months ended September 30, 2015, from which we realized a net loss of $21,246. We also realized a net gain of $266 from settlements on foreign currency during the three months ended September 30, 2015.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Secured Borrowing and Unrealized Gain (Loss) on Foreign Currency

For the three months ended September 30, 2016, the net change in unrealized appreciation (depreciation) on investments and secured borrowing totaled $63,897 and the net change in unrealized gain (loss) on foreign currency totaled $(954). For the three months ended September 30, 2015, the net change in unrealized appreciation (depreciation) on investments totaled $(47,628) and the net change in unrealized gain (loss) on foreign currency totaled $(437). The net change in unrealized appreciation (depreciation) on our investments during the three months ended September 30, 2016 was driven by improvement in the high yield markets, a general tightening of credit spreads and an increase in the valuation of the Caesars Entertainment Operating Co., Inc. loans following positive developments in restructuring efforts concerning these loans.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended September 30, 2016, the net increase in net assets resulting from operations was $114,369 ($0.47 per share) compared to a net decrease in net assets resulting from operations of $5,279 ($(0.02) per share) during the three months ended September 30, 2015.

Comparison of the Nine Months Ended September 30, 2016 and September 30, 2015

Revenues

We generated investment income of $313,831 and $360,034 for the nine months ended September 30, 2016 and 2015, respectively, in the form of interest and fees earned on senior secured loans (first and second lien), senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments. Such revenues represent $284,334 and $336,840 of cash income earned as well as $29,497 and $23,194 in non-cash portions relating to accretion of discount and PIK interest, for the nine months ended September 30, 2016 and 2015, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

During the nine months ended September 30, 2016 and 2015, we generated $291,783 and $320,808, respectively, of interest income, which represented 93.0% and 89.1%, respectively, of total investment income. The level of interest income we receive is generally related to the balance of income-producing investments, multiplied by the weighted average yield of our investments.

During the nine months ended September 30, 2016 and 2015, we generated $21,824 and $33,707, respectively, of fee income, which represented 7.0% and 9.4%, respectively, of total investment income. Fee income is transaction-based, and typically consists of prepayment fees, structuring fees, amendment and consent fees and other non-recurring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of prepayments and other events at existing portfolio companies resulting in such fees.

The decrease in interest income and fee income in the aggregate during the nine months ended September 30, 2016 compared to the nine months ended September 30, 2015 was primarily due to reduced leverage, prepayments of higher-yielding assets and increased equity holdings as a result of restructurings during the nine months ended September 30, 2016.

During the nine months ended September 30, 2016 and 2015, we generated $224 and $5,519, respectively, of dividend income. The decrease in dividend income was due primarily to a one-time dividend paid in respect of one of our investments during the nine months ended September 30, 2015.

Expenses

Our total expenses were $158,050 and $151,095 for the nine months ended September 30, 2016 and 2015, respectively. Our operating expenses include base management fees attributed to FB Advisor of $53,258 and $56,993 for the nine months ended September 30, 2016 and 2015, respectively. Our expenses also include administrative services expenses attributed to FB Advisor of $2,846 and $2,773 for the nine months ended September 30, 2016 and 2015, respectively.

FB Advisor is eligible to receive incentive fees based on our performance. During the nine months ended September 30, 2016, we accrued a subordinated incentive fee on income of $38,945. As of September 30, 2016, a subordinated incentive fee on income of $12,250 was payable to FB Advisor. During the nine months ended September 30, 2015, we accrued a subordinated incentive fee on income of $47,661. During the nine months ended September 30, 2016, we accrued no capital gains incentive fees based on the performance of our portfolio. During the nine months ended September 30, 2015, we reversed capital gains incentive fees of $18,418 based on the performance of our portfolio. See “—Critical Accounting Policies—Capital Gains Incentive Fee” in this prospectus supplement for additional information about how the incentive fees are calculated.

We recorded interest expense of $55,241 and $55,699 for the nine months ended September 30, 2016 and 2015, respectively, in connection with our financing arrangements. The fees incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $706 and $822 for the nine months ended September 30, 2016 and 2015, respectively. Fees for our board of directors were $780 and $688 for the nine months ended September 30, 2016 and 2015, respectively.

Our other general and administrative expenses totaled $6,274 and $4,877 for the nine months ended September 30, 2016 and 2015, respectively, and consisted of the following:

	Nine Months Ended September 30,
	2016	2015
Expenses associated with our independent audit and related fees	$367	$373
Compensation of our chief compliance officer(1)	—	25
Legal fees	900	973
Printing fees	1,249	599
Stock transfer agent fees	149	140
Other	3,609	2,767

Total	$6,274	$4,877

(1)	On April 1, 2015, James F. Volk was appointed as our chief compliance officer. Prior to that date, we had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as our chief compliance officer. Mr. Volk is employed by FS Investments and will not receive any direct compensation from us in this capacity.

Other expenses during the nine months ended September 30, 2016 include $938 of breakage fees associated with the partial paydown of the JPM Facility.

During the nine months ended September 30, 2016 and 2015, the ratio of our expenses to our average net assets was 7.17% and 6.36%, respectively. Our ratio of expenses to our average net assets during the nine months ended September 30, 2016 and 2015 includes $55,241 and $55,699, respectively, related to interest expense and $38,945 and $29,243, respectively, related to accruals for incentive fees. Without such expenses, our ratio of expenses to average net assets would have been 2.89% and 2.79% for the nine months ended September 30, 2016 and 2015, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under our financing arrangements and benchmark interest rates such as LIBOR, among other factors. The higher ratio of expenses to average net assets, excluding incentive fees and interest expense, during the nine months ended September 30, 2016, compared to the nine months ended September 30, 2015, can primarily be attributed to the breakage fees associated with the partial paydown of the JPM Facility and lower average net assets during the nine months ended September 30, 2016.

Net Investment Income

Our net investment income totaled $155,781 ($0.64 per share) and $208,939 ($0.86 per share) for the nine months ended September 30, 2016 and 2015, respectively. The decrease in net investment income can be attributed to the reversal of capital gains incentive fees that reduced expenses during the nine months ended September 30, 2015, as well as the reduction in investment income and fewer prepayments of investments during the nine months ended September 30, 2016.

Net Realized Gains or Losses

We sold investments and received principal repayments of $369,844 and $503,087, respectively, during the nine months ended September 30, 2016, from which we realized a net loss of $19,090. We also realized a net gain of $264 from settlements on foreign currency during the nine months ended September 30, 2016. We sold investments and received principal repayments of $430,547 and $683,684, respectively, during the nine months ended September 30, 2015, from which we realized a net loss of $42,135. We also realized a net loss of $631 from settlements on foreign currency during the nine months ended September 30, 2015.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Secured Borrowing and Unrealized Gain (Loss) on Foreign Currency

For the nine months ended September 30, 2016, the net change in unrealized appreciation (depreciation) on investments and secured borrowing totaled $106,740 and the net change in unrealized gain (loss) on foreign currency totaled $(1,266). For the nine months ended September 30, 2015, the net change in unrealized appreciation (depreciation) on investments totaled $(51,945) and the net change in unrealized gain (loss) on foreign currency totaled $2,625. The net change in unrealized appreciation (depreciation) on our investments during the nine months ended September 30, 2016 was driven by improvement in the high yield markets, a general tightening of credit spreads and an increase in the valuation of the Caesars Entertainment Operating Co., Inc. loans following positive developments in restructuring efforts concerning these loans.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the nine months ended September 30, 2016, the net increase in net assets resulting from operations was $242,429 ($1.00 per share), compared to a net increase in net assets resulting from operations of $116,853 ($0.48 per share) during the nine months ended September 30, 2015.

Financial Condition, Liquidity and Capital Resources

Overview

As of September 30, 2016, we had $113,661 in cash and foreign currency, which we or our wholly-owned financing subsidiaries held in custodial accounts, and $218,714 in borrowings available under our financing arrangements, subject to borrowing base and other limitations. As of September 30, 2016, we also had broadly syndicated investments and opportunistic investments that could be sold to create additional liquidity. As of September 30, 2016, we had nineteen unfunded debt investments with aggregate unfunded commitments of $137,196. We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

We currently generate cash primarily from cash flows from fees, interest and dividends earned from our investments, as well as principal repayments and proceeds from sales of our investments. To seek to enhance our returns, we also employ leverage as market conditions permit and at the discretion of FB Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “—Financing Arrangements” in this prospectus supplement.

Prior to investing in securities of portfolio companies, we invest the cash received from fees, interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

Financing Arrangements

The following table presents summary information with respect to our outstanding financing arrangements as of September 30, 2016:

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
ING Credit Facility	Revolving Credit Facility	L+2.50%	$81,286	(1)	$218,714	April 3, 2018
JPM Facility	Repurchase Agreement	3.25%	$650,000		$—	April 15, 2017
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$325,000		$—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	$275,000		$—	May 15, 2022
Partial Loan Sale	Secured Borrowing	L+4.50% (1% floor)	$2,857		$—	July 29, 2022

(1)	Amount includes borrowing in U.S. dollars and Euros. Euro balance outstanding of €42,963 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.12 as of September 30, 2016 to reflect total amount outstanding in U.S. dollars.

Our average borrowings and weighted average interest rate, including the effect of non-usage fees, for the nine months ended September 30, 2016 were $1,801,822 and 3.82%, respectively. As of September 30, 2016, our weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.95%.

For additional information regarding our financing arrangements, see Note 8 to our unaudited consolidated financial statements included in this prospectus supplement.

RIC Status and Distributions

We have elected to be subject to tax as a RIC under Subchapter M of the Code. In order to qualify for RIC tax treatment, we must, among other things, make distributions of an amount at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of a tax year or the due date of the tax return for such tax year, including extensions, distributions paid up to twelve months after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our stockholders to qualify for and maintain our RIC tax status each tax year. We are also subject to a 4% nondeductible federal excise taxes on certain undistributed income unless we make distributions in a timely manner to our stockholders generally of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. Any distribution declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Effective January 1, 2015 and subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to authorize, declare and pay regular cash distributions on a quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of our common stock are issued to such stockholder. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders. No portion of the distributions paid during the nine months ended September 30, 2016 or 2015 represented a return of capital.

We intend to continue to make our regular distributions in the form of cash, out of assets legally available for distribution, except for those stockholders who receive their distributions in the form of shares of our common stock under the DRP. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

The following table reflects the cash distributions per share that we have declared on our common stock during the nine months ended September 30, 2016 and 2015:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2015
March 31, 2015	$0.2228	$53,706
June 30, 2015	$0.2228	$53,839
September 30, 2015	$0.2228	$53,966
Fiscal 2016
March 31, 2016	$0.2228	$54,093
June 30, 2016	$0.2228	$54,238
September 30, 2016	$0.2228	$54,236

On November 2, 2016, our board of directors declared a regular quarterly cash distribution of $0.22275 per share, which will be paid on or about January 4, 2017 to stockholders of record as of the close of business on December 21, 2016. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

Pursuant to our DRP, we will reinvest all cash dividends or distributions declared by our board of directors on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if our board of directors declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of our common stock.

With respect to each distribution pursuant to the DRP, we reserve the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the DRP. Unless in our sole discretion, we otherwise direct the plan administrator, (A) if the per share market price (as defined in the DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of our common stock on the payment date for the distribution, then we will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in our sole discretion, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) we will issue shares of common stock at net asset value per share. Pursuant to the terms of the DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which we issue such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

If a stockholder receives distributions in the form of common stock pursuant to the DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If our common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If our common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of our common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions. There can be no assurance that we will be able to pay distributions at a specific rate or at all.

The following table reflects the sources of the cash distributions on a tax basis that we have paid on our common stock during the nine months ended September 30, 2016 and 2015:

	Nine Months Ended September 30,
	2016		2015
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	162,567	100%	127,414	79%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	34,097	21%
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—

Total	$162,567	100%	$161,511	100%

(1)	During the nine months ended September 30, 2016 and 2015, 90.6% and 93.6%, respectively, of our gross investment income was attributable to cash income earned, 2.0% and 2.2%, respectively, was attributable to non-cash accretion of discount and 7.4% and 4.2%, respectively, was attributable to PIK interest.

Our net investment income on a tax basis for the nine months ended September 30, 2016 and 2015, was $156,642 and $164,390, respectively. As of September 30, 2016 and December 31, 2015, we had $152,324 and $158,249, respectively, of undistributed net investment income, and $45,008 and $35,010, respectively, of accumulated capital losses on a tax basis.

See Note 5 to our unaudited consolidated financial statements included in this prospectus supplement for additional information regarding our distributions, including a reconciliation of our GAAP-basis net investment income to our tax-basis net investment income for the nine months ended September 30, 2016 and 2015.

Critical Accounting Policies

Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

We determine the net asset value of our investment portfolio each quarter. Securities are valued at fair value as determined in good faith by our board of directors. In connection with that determination, FB Advisor provides our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•

our quarterly fair valuation process begins with FB Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•	FB Advisor’s management team then provides the valuation committee with the preliminary valuations for each portfolio company or investment;

•	preliminary valuations are then discussed with the valuation committee;

•

our valuation committee reviews the preliminary valuations and FB Advisor’s management team, together with our independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that our board of directors approve our fair valuations; and

•

our board of directors discusses the valuations and determines the fair value of each such investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of directors may use any approved independent third-party pricing or valuation services. However, our board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FB Advisor or any approved independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may consider when determining the fair value of our investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as our board of directors, in consultation with FB Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors has delegated day-to-day responsibility for implementing our valuation policy to FB Advisor’s management team, and has authorized FB Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by our board of directors. The valuation committee is responsible for overseeing FB Advisor’s implementation of the valuation process.

Our investments as of September 30, 2016 consisted primarily of debt investments that were acquired directly from the issuer. Sixty-two senior secured loan investments, three senior secured bond investments and fifteen subordinated debt investments, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Two equity investments, which were traded on an active public market, were valued at their respective closing price as of September 30, 2016. Except as described above, we valued our other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

Our investments as of December 31, 2015 consisted primarily of debt investments that were acquired directly from the issuer. Sixty senior secured loan investments, three senior secured bond investments, fourteen subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment, which was traded on an active public market, was valued at its closing price as of December 31, 2015. Two senior secured loan investments, which were newly issued and purchased near December 31, 2015, were valued at cost as our board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, we valued our other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

We periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where our board of directors otherwise determines that the use of such other methods is appropriate. We periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which we purchase and sell our investments. The valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation policy.

Revenue Recognition

Security transactions are accounted for on the trade date. We record interest income on an accrual basis to the extent that we expect to collect such amounts. We record dividend income on the ex-dividend date. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Our policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. We consider many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that we will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on our judgment.

Loan origination fees, original issue discount and market discount are capitalized and we amortize such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. We record prepayment premiums on loans and securities as fee income when we receive such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

We follow the guidance in ASC Topic 860 when accounting for loan participations and other partial loan sales. This guidance requires a participation or other partial loan sale to meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on our consolidated balance sheets and the proceeds are recorded as a secured borrowing until the participation or other partial loan sale meets the definition. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.

Capital Gains Incentive Fee

Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While none of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement or the July 2014 investment advisory agreement include or contemplate the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an AICPA Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, we changed our methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if our entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee

Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the 2008 investment advisory and administrative services agreement, which was calculated and payable quarterly in arrears, equaled 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor did not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once our pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of our net assets rather than adjusted capital.

Under the July 2014 investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of our net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

Uncertainty in Income Taxes

We evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in our consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in our consolidated statements of operations. During the nine months ended September 30, 2016 and 2015, we did not incur any interest or penalties.

Contractual Obligations

We have entered into agreements with FB Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the July 2014 investment advisory agreement are equal to (a) an annual base management fee based on the average value of our gross assets and (b) an incentive fee based on our performance. FB Advisor, and to the extent it is required to provide such services, GDFM, are reimbursed for administrative expenses incurred on our behalf. See Note 4 to our unaudited consolidated financial statements and “—Related Party Transactions—Compensation of the Investment Adviser” each included in this prospectus supplement for a discussion of these agreements and for the amount of fees and expenses accrued under these agreements during the nine months ended September 30, 2016 and 2015.

A summary of our significant contractual payment obligations for the repayment of outstanding indebtedness at September 30, 2016 is as follows:

	Payments Due By Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
ING Credit Facility(1)	$81,286	—	$81,286	—	—
JPM Facility(2)	$650,000	$650,000	—	—	—
4.000% Notes due 2019(3)	$400,000	—	$400,000	—	—
4.250% Notes due 2020(4)	$325,000	—	—	$325,000	—
4.750% Notes due 2022(5)	$275,000	—	—	—	$275,000
Partial Loan Sale(6)	$2,857	—	—	—	$2,857

(1)	At September 30, 2016, $218,714 remained unused under the ING credit facility. Amounts outstanding under the ING credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on April 3, 2018. Amount includes borrowing in U.S. dollars and Euros. Euro balance outstanding of €42,963 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.12 as of September 30, 2016 to reflect total amount outstanding in U.S. dollars.

(2)	At September 30, 2016, no amounts remained unused under the JPM Facility. Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. As of September 30, 2016, the final repurchase transaction was scheduled to occur no later than April 15, 2017.

(3)	All amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 15, 2019.

(4)	All amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on January 15, 2020.

(5)	All amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 15, 2022.

(6)	All amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 29, 2022.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Related Party Transactions

Compensation of the Investment Adviser

Pursuant to the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, FB Advisor is entitled to an annual base management fee based on the average value of our gross assets and an incentive fee based on our performance. The investment sub-advisory agreement provides that GDFM will receive 50% of all management and incentive fees payable to FB Advisor under the July 2014 investment advisory agreement with respect to each year. Pursuant to the administration agreement, we also reimburse FB Advisor and GDFM for expenses necessary to perform services related to our administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to us on behalf of FB Advisor.

The following table describes the fees and expenses we accrued under the July 2014 investment advisory agreement and the administration agreement, as applicable, during the three and nine months ended September 30, 2016 and 2015:

			Three Months Ended September 30,		Nine Months Ended September 30,
Related Party	Source Agreement	Description	2016	2015	2016	2015
FB Advisor	July 2014 Investment Advisory Agreement	Base Management Fee(1)	$17,872	$18,852	$53,258	$56,993
FB Advisor	July 2014 Investment Advisory Agreement	Capital Gains Incentive Fee(2)	—	$(13,811)	—	$(18,418)
FB Advisor	July 2014 Investment Advisory Agreement	Subordinated Incentive Fee on Income(3)	$12,250	$12,485	$38,945	$47,661
FB Advisor	Administration Agreement	Administrative Services Expenses(4)	$750	$900	$2,846	$2,773

(1)	During the nine months ended September 30, 2016 and 2015, $53,801 and $57,708, respectively, in base management fees were paid to FB Advisor. As of September 30, 2016, $17,872 in base management fees were payable to FB Advisor.

(2)	During the nine months ended September 30, 2015, we reversed capital gains incentive fees of $18,418 based on the performance of our portfolio, all of which was based on unrealized gains and none of which is payable by us unless and until those gains are actually realized. We paid FB Advisor no capital gains incentive fees during the nine months ended September 30, 2016. As of September 30, 2016, no capital gains incentive fees were accrued.

(3)	During the nine months ended September 30, 2016 and 2015, $40,069 and $48,260, respectively, of subordinated incentive fees on income were paid to FB Advisor. As of September 30, 2016, a subordinated incentive fee on income of $12,250 was payable to FB Advisor.

(4)	During the nine months ended September 30, 2016 and 2015, $2,633 and $2,318, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to us by FB Advisor and the remainder related to other reimbursable expenses. We paid $3,078 and $3,782, respectively, in administrative services expenses to FB Advisor during the nine months ended September 30, 2016 and 2015.

See Note 4 to our unaudited consolidated financial statements included herein for additional information regarding our agreements with FB Advisor and our other related party transactions and relationships, including our potential conflicts of interest, exemptive relief order and our trademark license agreement with FS Investments.

Quantitative	and Qualitative Disclosures About Market Risk.

We are subject to financial market risks, including changes in interest rates. As of September 30, 2016, 65.2% of our portfolio investments (based on fair value) paid variable interest rates, 20.4% paid fixed interest rates, 3.7% were income producing equity or other investments, and the remaining 10.7% consisted of non-income producing equity or other investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments we hold and to declines in the value of any fixed rate investments we hold. However, many of our variable rate investments provide for an interest rate floor, which may prevent our interest income from increasing until benchmark interest rates increase beyond a threshold amount. To the extent that a substantial portion of our investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for us to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income, and may result in a substantial increase in our net investment income and to the amount of incentive fees payable to FB Advisor with respect to our increased pre-incentive fee net investment income.

Pursuant to the terms of the ING credit facility and secured borrowing arrangement, we borrow at a floating rate based on a benchmark interest rate. Under the terms of the agreements governing the terms of the JPM Facility, Race Street pays interest to JPM at a fixed rate. Under the indenture governing the 4.000% notes, the 4.250% notes and the 4.750% notes, we pay interest to the holders of such notes at a fixed rate. To the extent that any present or future credit facilities or other financing arrangements that we or any of our subsidiaries enter into are based on a floating interest rate, we will be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we or our subsidiaries have such debt outstanding, or financing arrangements in effect, our interest expense would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

The following table shows the effect over a twelve month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in the composition of our investment portfolio, including the accrual status of our investments, and our financing arrangements in effect as of September 30, 2016 (dollar amounts are presented in thousands):

Basis Point Change in Interest Rates	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Net Interest Income
Down 85 basis points	$(1,855)	$(659)	$(1,196)	(0.4)%
No change	—	—	—	—
Up 100 basis points	18,047	775	17,272	5.7%
Up 300 basis points	69,507	2,325	67,182	22.4%
Up 500 basis points	121,335	3,874	117,461	39.1%

(1)	Assumes no defaults or prepayments by portfolio companies over the next twelve months.

We expect that our long-term investments will be financed primarily with equity and debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. During the nine months ended September 30, 2016 and 2015, we did not engage in interest rate hedging activities.

In addition, we may have risk regarding portfolio valuation. See “—Critical Accounting Policies—Valuation of Portfolio Investments” in this prospectus supplement for additional information.

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the table below as of September 30, 2016 and December 31, 2015, 2014, 2013, 2012, 2011, 2010 and 2009. The report of RSM US LLP (formerly McGladrey LLP), our independent registered public accounting firm, on the senior securities table as of December 31, 2015 appears on page F-60 of the accompanying prospectus. This information about our senior securities should be read in conjunction with our audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement.

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2009	—	—	—	N/A
2010	$297,201	2.31	—	N/A
2011	$791,324	2.89	—	N/A
2012	$1,649,713	2.52	—	N/A
2013	$1,673,682	2.58	—	N/A
2014	$1,863,827	2.27	—	N/A
2015	$1,834,625	2.20	—	N/A
2016 (as of September 30, 2016, unaudited)	$1,734,143	2.32	—	N/A

(1)	Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, we treated the outstanding notional amount of a total return swap, or TRS, less the initial amount of any cash collateral required to be posted, as a senior security. The TRS was entered into on March 18, 2011 and was terminated on August 29, 2012.

(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on a stock exchange.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratios of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our audited and unaudited consolidated financial statements, including the notes to those statements, included in this prospectus supplement and the accompanying prospectus.

Dollar amounts in thousands	For the Nine Months Ended September 30, 2016	For the Years Ended December 31,
		2015	2014	2013	2012	2011
Earnings(1)
Net investment income (after taxes)	$155,781	$265,090	$242,008	$244,976	$133,907	$71,364
Add: Net realized gain (loss) on investments and foreign currency	(18,826)	(63,066)	30,306	46,903	67,022	20,089
Add: Net change in unrealized appreciation (depreciation) on investments and secured borrowing, and unrealized gain (loss) on foreign currency	105,474	(163,639)	(77,533)	(26,039)	129,270	(37,983)

Total Earnings	$242,429	$38,385	$194,781	$265,840	$330,199	$53,470

Fixed Charges(2)
Interest and expenses on debt	$55,241	$75,127	$64,804	$50,763	$30,227	$11,334

Ratio of Total Earnings to Fixed Charges	4.39	0.51	3.01	5.24	10.92	4.72
Ratio of Net Investment Income to Fixed Charges	2.82	3.53	3.73	4.83	4.43	6.30

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

(2)	Fixed charges include interest and related expenses on our financing facilities.

DESCRIPTION OF THE NOTES

The following description of the particular terms of the 4.250% Notes due 2020 supplements and, to the extent inconsistent with, replaces the description of the general terms and provisions of the debt securities set forth in the accompanying prospectus.

On December 3, 2014, we issued $325,000,000 aggregate principal amount of our 4.250% Notes due 2020 under the base indenture between us and U.S. Bank National Association, as trustee, dated as of July 14, 2014, as supplemented by the second supplemental indenture between us and the trustee dated as of December 3, 2014. The $         aggregate principal amount of the Notes offered hereby will be treated as a single series with the existing Notes under the indenture and for U.S. federal income tax purposes. The Notes offered hereby will have identical terms as the existing Notes, other than the issue date and offering price. The Notes offered hereby will have the same CUSIP number as the existing Notes, will be fungible and rank equally with the existing Notes and will vote together with the existing Notes as a single class immediately upon issuance of the Notes offered hereby. Unless the context otherwise requires, for all purposes of this “Description of the Notes,” references to the Notes include the Notes offered hereby, the existing Notes and any further additional Notes that may be issued from time to time under the indenture. As used in this section, all references to the indenture mean the base indenture as supplemented by the second supplemental indenture. The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended.

The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes. You may request a copy of the indenture from us by making a written request to FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 or by calling us at (215) 495-1150. In addition, the SEC maintains a website at www.sec.gov that contains information we file with the SEC, including the indenture.

For purposes of this description, references to “we,” “our” and “us” refer only to FS Investment Corporation and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by FS Investment Corporation in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of FS Investment Corporation and its subsidiaries.

General

The Notes:

•	are our general unsecured, senior obligations;

•	were initially issued in an aggregate principal amount of $325,000,000, not including $ aggregate principal amount of Notes being offered hereby;

•	will mature on January 15, 2020, unless earlier redeemed or repurchased, as discussed below;

•	will bear cash interest from July 15, 2016, at an annual rate of 4.250% payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2017;

•	will be subject to redemption at our option as described in this prospectus supplement under the caption “—Optional Redemption;”

•

will be subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined in this prospectus supplement under the caption “—Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100%

of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;

•	will be issued in denominations of $2,000 and integral multiples of $1,000 thereof; and

•

will be represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “—Book-Entry, Settlement and Clearance” in this prospectus supplement.

The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise. The indenture does not contain any financial covenants and does not restrict us from paying dividends or distributions or issuing or repurchasing our other securities. Other than restrictions described under “—Offer to Repurchase Upon a Change of Control Repurchase Event” and “—Covenants—Merger, Consolidation or Sale of Assets” in this prospectus supplement, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

We may, without the consent of the holders, issue additional Notes under the indenture with the same terms as the Notes offered hereby in an unlimited aggregate principal amount; provided that, if such additional Notes are not fungible with the Notes offered hereby (or any other tranche of additional Notes) for U.S. federal income tax purposes, then such additional Notes will have different CUSIP numbers from the Notes offered hereby (and any such other tranche of additional Notes).

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

A holder of Notes may transfer or exchange Notes at the office of the security registrar in accordance with the indenture. The security registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the security registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.

The registered holder of a Note will be treated as its owner for all purposes.

Interest

The Notes will bear cash interest at a rate of 4.250% per year until maturity. Interest on the Notes will accrue from July 15, 2016. Interest will be payable semiannually in arrears on January 15 and July 15 of each year, beginning on January 15, 2017.

Interest will be paid to the person in whose name a Note is registered at 5:00 p.m. New York City time, or the close of business, on January 1 or July 1, as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

Ranking

The Notes are our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes. The Notes rank equally in right of payment with all of our existing and future liabilities that are not so subordinated. The Notes rank effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The Notes rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

As of September 30, 2016, our total consolidated indebtedness was approximately $1.7 billion, approximately $734.1 million of which was secured indebtedness, all of which was senior indebtedness, and approximately $650.0 million of which was indebtedness of our subsidiaries.

Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any Notes prior to maturity, we will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

•	100% of the principal amount of the Notes to be redeemed, or

•

the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 45 basis points.

Notwithstanding the foregoing, at any time on or after December 15, 2019 (the date falling one month prior to the maturity date of the Notes), we may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to the redemption date.

If we choose to redeem any Notes, we will deliver a notice of redemption to holders of the Notes not less than 30 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the trustee and, so long as the Notes are registered to DTC or its nominee, DTC; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

“Comparable Treasury Price” means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such reference treasury dealer quotations, the average of all such quotations.

“Quotation Agent” means a Reference Treasury Dealer selected by us.

“Reference Treasury Dealer” means each of (1) J.P. Morgan Securities LLC, (2) Wells Fargo Securities, LLC, (3) Citigroup Global Markets Inc. and (4) Deutsche Bank Securities Inc., or their respective affiliates which are primary U.S. government securities dealers and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. government securities dealer in the United States, or a Primary Treasury Dealer, we shall select another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third business day preceding such redemption date.

All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of

Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing arrangements provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our and our subsidiaries’ financing arrangements at that time and to terminate the financing arrangements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in this prospectus supplement for a general discussion of our and our subsidiaries’ indebtedness. Our and our subsidiaries’ future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors—Risks Related to the Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus supplement for more information.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)	the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of FS Investment Corporation and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of FS Investment Corporation or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)	the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of FS Investment Corporation, measured by voting power rather than number of shares; or

(3)	the approval by FS Investment Corporation’s stockholders of any plan or proposal relating to the liquidation or dissolution of FS Investment Corporation.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of FS Investment Corporation, 50% or more of the outstanding equity interests of which are owned by FS Investment Corporation and its direct or indirect subsidiaries and of which FS Investment Corporation possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch, Inc., also known as Fitch Ratings, or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) FB Advisor, any affiliate of FB Advisor or any entity that is managed by FB Advisor that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

“Rating Agency” means:

(1)	each of Fitch and S&P; and

(2)	if either of Fitch or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by us as a replacement agency for Fitch or S&P, or both, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc., or any successor thereto.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the base indenture, the following covenants shall apply to the Notes. To the extent of any conflict or inconsistency between the base indenture and the following covenants, the following covenants shall govern:

Merger, Consolidation or Sale of Assets

The indenture provides that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of FS Investment Corporation or its Controlled Subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•

we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and

•

we shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act or any successor provisions.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

Each of the following will be an event of default:

(1)	default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2)	default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3)	our failure for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding has been received to comply with any of our other agreements contained in the Notes or indenture;

(4)	default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with FS Investment Corporation for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $50 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)	pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

(6)	certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless:

(i)	such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes;

(ii)	the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;

(iii)	such holder or holders have offered to the trustee indemnity, security, or both, satisfactory to the trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)	the trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(v)	no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with the indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting.

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate stating that to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the indenture.

Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice of such default known to the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the indenture.

Trustee

U.S. Bank National Association is the trustee, security registrar and paying agent. U.S. Bank National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Governing Law

The indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons, or the Global Notes. Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC, or the DTC participants, or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

•	upon deposit of a Global Note with DTC’s custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the underwriter; and

•

ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the underwriter is responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the underwriter; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the trustee under the indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC’s nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of the material U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the material U.S. federal estate tax considerations) applicable to purchasing, owning, and disposing of the Notes. This summary addresses only those holders who purchase Notes in this offering at the public offering price. Moreover, this summary does not purport to be a complete description of the income tax considerations applicable to such an investment and does not address any state, local or non-U.S. income or other tax considerations. The discussion is based upon the Code, the regulations promulgated thereunder by the U.S. Department of the Treasury, or the Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect. Investors should consult their own tax advisors with respect to tax considerations that pertain to their investment in the Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not cover possible income tax considerations to beneficial owners (referred to in this discussion as “holders”) with special circumstances, including the U.S. federal income tax consequences applicable to holders such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” (as those terms are defined under the Code), entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and other entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of such pass-through entities, or persons whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar. This discussion also does not deal with holders of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the Notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). Investors considering purchasing the Notes should consult their own tax advisors concerning the application of the U.S. federal, state and local tax laws to their individual circumstances, as well as any consequences to such investors relating to purchasing, owning and disposing of the Notes under the laws of any non-U.S. taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a holder of a Note that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more United States persons (as defined under the Code) and the primary supervision of a court in the United States, or (b) that has in force a valid election (under applicable Treasury Regulations) to be treated as a United States person, or (iv) an estate the income of which is subject to U.S. federal income taxation regardless of its source. The term “non-U.S. holder” means a holder of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner, member or owner of such entity generally will depend upon the status of such partner, member or owner, the activities of such entity and certain determinations made at the partner, member or owner level. Such entities holding Notes, and persons holding interests in such entities, should each consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.

We intend to treat, for U.S. federal income tax purposes, the issuance of the Notes offered hereby as a “qualified reopening” of the existing Notes, which were issued on December 3, 2014, with an “issue price” (i.e., the first price at which a substantial amount of the Notes is sold to investors) equal to 99.634% of their principal amount and will mature on January 15, 2020. Accordingly, we intend to treat the Notes offered hereby as having the same “issue date” and the same “issue price” as the existing Notes for U.S. federal income tax purposes. Since the existing Notes were issued with an “issue price” equal to 99.634% of their principal amount, the existing Notes were issued without original issue discount, or OID; accordingly, the Notes offered hereby are treated as issued without OID. The remainder of this discussion assumes that the issuance of the Notes offered hereby will be treated as a qualified reopening for U.S. federal income tax purposes.

Taxation of U.S. Holders

The initial offering price for the Notes will include amounts attributable to interest accrued from July 15, 2016, which, for purposes of this discussion, is referred to as “pre-issuance accrued interest.” Pre-issuance accrued interest will be included in the accrued interest to be paid on the Notes on the first interest payment date after the issuance of the Notes. In accordance with applicable Treasury Regulations, for U.S. federal income tax purposes, we will treat the Notes as having been purchased for a price that does not include any pre-issuance accrued interest. If the Notes are so treated, the portion of the first stated interest payment equal to the pre- issuance accrued interest will be treated as a non-taxable return of such pre-issuance accrued interest and, accordingly, will not be taxable as interest on the Notes.

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting. U.S. holders should consult their own tax advisors regarding the tax treatment of any pre-issuance accrued interest.

If a U.S. holder purchases a Note in this offering at a price (excluding any pre-issuance accrued interest excluded from the purchase price) that exceeds the stated principal amount of the Note, such holder will be considered to have purchased the Note with amortizable bond premium equal to the amount of that excess. A U.S. holder generally may elect to amortize the premium using a constant yield method over the remaining term of the Note as an offset to interest when included in income in accordance with such holder’s regular method of tax accounting. This election to amortize premium on a constant yield method will apply to all debt obligations (other than debt obligations the interest on which is excludable from gross income) held by such holder as of the beginning of, or acquired during or after, the first taxable year for which the election applies and may not be revoked without the consent of the Internal Revenue Service, or the IRS. If a U.S. holder makes the election to amortize bond premium with respect to a Note, such holder will be required to reduce its adjusted tax basis in such Note by the amount of the premium amortized. If a U.S. holder does not elect to amortize bond premium, that premium will decrease the gain or increase the loss such holder would otherwise recognize on the sale, exchange, redemption, retirement or other taxable disposition of the Note. Prospective investors should consult their own tax advisors regarding this election.

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note (less any amount attributable to pre-issuance accrued interest that is excluded from the purchase price of a Note), reduced by the amount of any bond premium previously amortized by the U.S. holder with respect to the Note as well as any cash payments on the Note other than qualified stated interest. Capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the Note was more than one year. Long-term capital gains generally are taxed at reduced rates for individuals and certain other non-corporate U.S. holders, and the deductibility of capital losses is subject to limitations.

Taxation of Non-U.S. Holders

For purposes of this discussion, interest does not include any pre-issuance accrued interest excluded from the purchase price of the Notes. However, to the extent any interest is subject to U.S. federal withholding tax as described below, the applicable withholding agent may withhold such tax on all payments of interest, including payment of pre-issuance accrued interest, if the withholding agent is unable to determine which portion of the payments is attributable to pre-issuance accrued interest.

A non-U.S. holder generally will not be subject to U.S. federal income or withholding taxes on payments of principal or interest on a Note, provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) in the case of interest income, the non-U.S. holder is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, does not own (actually or constructively) 10 percent or more of the total combined voting power of all classes of our stock and is not a controlled foreign corporation for U.S. federal income tax purposes that is related, directly or indirectly, to us through sufficient stock ownership and (iii) the non-U.S. holder provides a statement on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable form) signed under penalties of perjury that includes the non-U.S. holder’s name and address and certifies that it is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder. The amount of interest paid to a non-U.S. holder on the Notes will be reported to the non-U.S. holder and the IRS annually on IRS Form 1042-S even if the non-U.S. holder is exempt from the U.S. federal income or withholding taxes described above. Copies of the information returns reporting those payments and the amounts withheld also may be made available to the tax authorities in the country where the non-U.S. holder is resident under the provisions of an applicable income tax treaty or agreement.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to U.S. federal income tax withholding on payments of interest on the Notes at a rate of 30 percent unless (i) the income is effectively connected with the conduct of a U.S. trade or business, in which case the interest will be subject to U.S. federal income tax on a net income basis in the same manner as U.S. holders generally, or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, such withholding tax. To claim the benefit of an applicable income tax treaty, the non-U.S. holder must timely provide a properly executed IRS Form W-8BEN or IRS Form W-BEN-E (or other applicable form) and, to claim exemption from withholding tax because the interest income is effectively connected with a U.S. trade or business, the non-U.S. holder must timely provide a properly executed IRS Form W-8ECI (or other applicable form).

In the case of a non-U.S. holder that is a corporation and receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business) at a 30 percent rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is eligible for benefits under an applicable income tax treaty.

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, unless the gain is effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if an income tax treaty applies, is attributable to a United States “permanent establishment” maintained by the non-U.S. holder). However, if an individual non-U.S. holder is present in the United States for 183 or more days during the taxable year in which the sale, exchange, redemption, retirement or other taxable disposition of a Note occurs, and certain other conditions exist, such U.S. holder will be subject to a flat 30 percent U.S. federal income tax on any resulting gain (except to the extent otherwise provided by an applicable income tax treaty), which may be offset by certain U.S. losses. Non-U.S. holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances.

A Note that is held by an individual who, at the time of such individual’s death, is not a citizen or resident of the United States, for U.S. federal estate tax purposes, generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual owns (actually or constructively) 10 percent or more of the total combined voting power of all classes of our stock or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.

Information Reporting and Backup Withholding

A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding on, and information reporting requirements with respect to, payments of principal or interest on, and proceeds from the sale, exchange, redemption, retirement or other taxable disposition of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable statutory rate may apply. Non-U.S. holders generally are exempt from information reporting and backup withholding, provided, if necessary, that they demonstrate their qualification for exemption. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a holder generally would be allowed as a refund or a credit against such holder’s U.S. federal income tax provided the required information is timely furnished to the IRS.

Tax Shelter Reporting Regulations

Under applicable U.S. Treasury Regulations, if a U.S. holder recognizes a loss with respect to the Notes of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single taxable year (or a greater loss over a combination of taxable years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of securities issued by a RIC are not exempt from such reporting. Future guidance may extend the current exception from this reporting requirement to U.S. holders of securities issued by most or all RICs. The fact that a loss is reportable under these U.S. Treasury Regulations does not affect the legal determination of whether a taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of the Notes should consult their own tax advisors to determine the applicability of these U.S. Treasury Regulations in light of their individual circumstances.

Medicare Tax on Net Investment Income

A 3.8 percent tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of interest on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of, the Notes, less certain deductions. Prospective investors in the Notes should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act provisions of the Code, or FATCA, the related Treasury Regulations and other IRS administrative guidance promulgated thereunder, when applicable, generally impose a U.S. federal withholding tax of 30 percent on (i) interest on a debt obligation that produces U.S. source interest and (ii) the gross proceeds from the disposition of a debt obligation paid after December 31, 2018 (which, in each case, would include the Notes) to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply with certain certification and information reporting requirements. Prospective investors in the Notes should consult their own tax advisors regarding the effect, if any, of the FATCA rules to them based on their particular circumstances.

THE PRECEDING DISCUSSION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL THE APPLICABLE TAX CONSEQUENCES TO A HOLDER OF PURCHASING, OWNING OR DISPOSING OF THE NOTES, NOR IS IT INTENDED TO CONSTITUTE TAX ADVICE. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN THE NOTES IN THEIR INDIVIDUAL CIRCUMSTANCES.

UNDERWRITING

Wells Fargo Securities, LLC is acting as underwriter. Subject to the terms and conditions set forth in an underwriting agreement between us and the underwriter, we have agreed to sell to the underwriter, and the underwriter has agreed to purchase from us, the aggregate principal amount of Notes set forth opposite its name below.

Underwriter	Principal Amount
Wells Fargo Securities, LLC

Total	$

Subject to the terms and conditions set forth in the underwriting agreement, the underwriter has agreed to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased.

We have agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriter may be required to make in respect of those liabilities.

The underwriter is offering the Notes, subject to prior sale, when, as and if issued to and accepted by it, subject to approval of legal matters by its counsel, including the validity of the Notes, and other conditions contained in the underwriting agreement, such as the receipt by the underwriter of officer’s certificates and legal opinions. The underwriter reserves the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The following table shows the total underwriting discounts that we are to pay to the underwriter in connection with this offering.

	Per Note		Total
Public offering price		%	$
Underwriting discount (sales load)		%	$
Proceeds, before expenses, to us		%	$

The public offering price set forth above does not include accrued interest of $         in the aggregate from July 15, 2016 up to, but not including, the date of delivery, which will be paid by the purchasers of the Notes offered hereby.

The underwriter proposes to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus supplement and may offer the Notes to certain other Financial Industry Regulatory Authority (FINRA) members at the public offering price less a concession not in excess of         % of the aggregate principal amount of the Notes. The underwriter may allow, and the dealers may reallow, a discount not in excess of         % of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and such concessions may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus supplement.

The expenses of the offering, not including the underwriting discount, are estimated at $350,000 and are payable by us (and include up to $10,000 in reimbursement of underwriter’s counsel fees).

No Sales of Similar Securities

Subject to certain exceptions, we have agreed not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any debt securities issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by us or file or cause to be declared effective a registration statement under the Securities Act with respect to any of the foregoing, without the consent of the underwriter, until the settlement date of this offering. This consent may be given at any time without public notice.

Listing

Although a limited trading market developed after using the existing Notes, we cannot assure you that an active and liquid market for the Notes will develop or be maintained. The Notes are not listed on any securities exchange or quoted on any automated dealer quotation system, and we do not currently intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. If no active trading market exists, you may not be able to resell your Notes at their fair market value or at all. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on performance and prospects and other factors. We have been advised by the underwriter that it presently intends to continue to make a market in the Notes after completion of this offering as permitted by applicable laws and regulations. The underwriter is not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of such underwriter without any notice. Accordingly, no assurance can be given that an active and liquid public trading market for the Notes will develop or be maintained. If an active public trading market for the Notes does not exist, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization, Short Positions

In connection with the offering, the underwriter may purchase and sell Notes in the open market. These transactions may include short sales and purchases on the open market to cover positions created by short sales. Short sales involve the sale by the underwriter of a greater principal amount of Notes than it is required to purchase in the offering. The underwriter must close out any short position by purchasing Notes in the open market. A short position is more likely to be created if the underwriter is concerned that there may be downward pressure on the price of the Notes in the open market after pricing that could adversely affect investors who purchase in the offering.

Similar to other purchase transactions, the underwriter’s purchases to cover short sales may have the effect of raising or maintaining the market price of the Notes or preventing or retarding a decline in the market price of the Notes. As a result, the price of the Notes may be higher than the price that might otherwise exist in the open market.

Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be affected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

Neither we nor the underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor the underwriter makes any representation that the underwriter will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Offer, Sale and Distribution of Notes

The underwriter may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriter, and the underwriter may distribute such prospectuses electronically.

Other Relationships

The underwriter and its affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. The underwriter and its affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us and our affiliates, for which they received or will receive customary fees and expenses, including acting as underwriter for our and our affiliates’ securities offerings.

In the ordinary course of their various business activities, the underwriter and its affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to assets, securities and/or instruments of ours and our affiliates (directly, as collateral securing other obligations or otherwise) and/or persons and entities with relationships with us and our affiliates. If the underwriter or its affiliates have a lending relationship with us, the underwriter or its affiliates routinely hedge, or may hedge, its credit exposure to us consistent with their customary risk management policies. Typically, the underwriter and its affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes offered hereby. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes offered hereby. The underwriter and its affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long and/or short positions in such assets, securities and instruments.

The underwriter acted as dealer manager for the listing tender offer (as described in the accompanying prospectus), as an advisor with respect to our listing of our shares of common stock on the NYSE and as an underwriter with respect to the issuance of the 4.000% Notes due 2019, the 4.750% Notes due 2022 and the initial offering of the 4.250% Notes due 2020.

The address of the underwriter is: Wells Fargo Securities, LLC, 550 South Tryon Street, Charlotte, NC 28202.

Notice to Prospective Investors in the European Economic Area

In relation to each Member State of the European Economic Area (each, a “Relevant Member State”), no offer of the Notes may be made to the public in that Relevant Member State other than:

A.	to any legal entity which is a qualified investor as defined in the Prospectus Directive;

B.	to fewer than 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the underwriter; or

C.	in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of the Notes shall require us or the underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

Each person in a Relevant Member State who initially acquires any Notes or to whom any offer is made will be deemed to have represented, acknowledged and agreed that it is a “qualified investor” within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive. In the case of any Notes being offered to a financial intermediary as that term is used in Article 3(2) of the Prospectus Directive, each such financial intermediary will be deemed to have represented, acknowledged and agreed that the Notes acquired by it in the offer have not been acquired on a non-discretionary basis on behalf of, nor have they been acquired with a view to their offer or resale to, persons in circumstances which may give rise to an offer of any Notes to the public other than their offer or resale in a Relevant Member State to qualified investors as so defined or in circumstances in which the prior consent of the underwriter has been obtained to each such proposed offer or resale.

We, the underwriter and its affiliates will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements.

This prospectus supplement has been prepared on the basis that any offer of the Notes in any Relevant Member State will be made pursuant to an exemption under the Prospectus Directive from the requirement to publish a prospectus for offers of the Notes. Accordingly any person making or intending to make an offer in that Relevant Member State of the Notes which are the subject of the offering contemplated in this prospectus supplement may only do so in circumstances in which no obligation arises for us or the underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive in relation to such offer. Neither we nor the underwriter have authorized, nor do we or the underwriter authorize, the making of any offer of Notes in circumstances in which an obligation arises for us or the underwriter to publish a prospectus for such offer.

For the purpose of the above provisions, the expression “an offer to the public” in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in the Relevant Member State by any measure implementing the Prospectus Directive in the Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC (as amended, including by the 2010 PD Amending Directive) and includes any relevant implementing measure in the Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

Notice to Prospective Investors in the Netherlands

Each underwriter, severally and not jointly, has agreed that it has not offered or sold, and will not offer or sell, the notes to the public in the Netherlands, other than exclusively to qualified investors (gekwalificeerde beleggers) within the meaning of the Financial Supervision Act (Wet op het financieel toezicht). For the purposes of this provision, the expression “offer of notes to the public” in relation to any notes in the Netherlands means to make a sufficiently specific offer addressed to more than one person as referred to in section 217(1) of Book 6 of the Dutch Civil Code to conclude a contract to purchase or otherwise acquire the Notes, or to issue an invitation to make an offer of the Notes.

Notice to Prospective Investors in the United Kingdom

In addition, in the United Kingdom, this document is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at persons who are “qualified investors” (as defined in the Prospectus Directive) (i) who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended, or the Order, and/or (ii) who are high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as relevant persons). This document must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this document relates is only available to, and will be engaged in with, relevant persons.

Notice to Prospective Investors in Australia

No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission, or ASIC, in relation to the offering. This prospectus supplement does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001, or Corporations Act, and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.

Any offer in Australia of the Notes may only be made to persons known as the Exempt Investors who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act) or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the Notes without disclosure to investors under Chapter 6D of the Corporations Act.

The Notes applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of 12 months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring the Notes must observe such Australian on-sale restrictions.

This prospectus supplement contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus supplement is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

Notice to Prospective Investors in the Dubai International Financial Centre

This prospectus supplement relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority, or DFSA. This prospectus supplement is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus supplement or any other associated documents nor taken steps to verify the information set forth herein and has no responsibility for the prospectus supplement. The Notes to which this prospectus supplement relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the Notes offered should conduct their own due diligence on the Notes. If you do not understand the contents of this prospectus supplement you should consult an authorized financial advisor.

Notice to Prospective Investors in Hong Kong

The contents of this prospectus supplement have not been reviewed, approved or endorsed by any regulatory authority in Hong Kong. The Notes have not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance, or the professional investors; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the Notes has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors”. This prospectus supplement is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Notes described herein, and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this prospectus supplement).

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for us by Dechert LLP, Philadelphia, Pennsylvania, and certain matters with respect to Maryland law have been passed upon by Miles & Stockbridge P.C., Baltimore, Maryland. Certain legal matters in connection with the offering have been passed upon for the underwriter by Freshfields Bruckhaus Deringer US LLP, New York, New York.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

U.S. Bank National Association, our trustee under the indenture and the second supplemental indenture thereto relating to the Notes, acts as our paying agent, security registrar and transfer agent for the Notes. The principal business address of U.S. Bank National Association is One Federal Street, 3rd Floor, Boston, Massachusetts 02110.

INDEX TO FINANCIAL STATEMENTS

Financial Statements for the period ended September 30, 2016

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	September 30, 2016 (Unaudited)	December 31, 2015
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$3,790,661 and $4,027,950, respectively)	$3,679,252	$3,820,283
Non-controlled/affiliated investments (amortized cost—$126,209 and $91,248, respectively)	171,141	132,357
Controlled/affiliated investments (amortized cost—$79,698 and $75,988, respectively)	87,133	76,731

Total investments, at fair value (amortized cost—$3,996,568 and $4,195,186, respectively)	3,937,526	4,029,371
Cash	112,648	80,807
Foreign currency, at fair value (cost—$1,011 and $1,175, respectively)	1,013	1,180
Receivable for investments sold and repaid	27,160	66
Interest receivable	49,014	34,600
Deferred financing costs	573	1,420
Prepaid expenses and other assets	684	729

Total assets	$4,128,618	$4,148,173

Liabilities
Payable for investments purchased	$6,984	$—
Credit facilities payable	81,286	34,625
Unsecured notes payable (net of deferred financing costs of $1,231 and $1,490, respectively)	990,333	988,274
Repurchase agreement payable(1)	650,000	800,000
Secured borrowing, at fair value (proceeds of $2,830 and $0, respectively)(2)	2,863	—
Stockholder distributions payable	54,236	54,093
Management fees payable	17,872	18,415
Subordinated income incentive fees payable(3)	12,250	13,374
Administrative services expense payable	714	946
Interest payable	16,113	22,061
Directors’ fees payable	204	282
Other accrued expenses and liabilities	1,308	7,175

Total liabilities	1,834,163	1,939,245

Commitments and contingencies(4)	—	—
Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 243,488,590 and 242,847,016 shares issued and outstanding, respectively	243	243
Capital in excess of par value	2,270,010	2,264,345
Accumulated undistributed net realized gain/loss on investments and gain/loss on foreign currency(5)	(64,574)	(45,748)
Accumulated undistributed (distributions in excess of) net investment income(5)	141,160	147,946
Net unrealized appreciation (depreciation) on investments and secured borrowing and unrealized gain/loss on foreign currency	(52,384)	(157,858)

Total stockholders’ equity	2,294,455	2,208,928

Total liabilities and stockholders’ equity	$4,128,618	$4,148,173

Net asset value per share of common stock at period end	$9.42	$9.10

(1)	See Note 8 for a discussion of the Company’s repurchase transaction.

(2)	See Note 8 for a discussion of the Company’s secured borrowing.

(3)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(4)	See Note 9 for a discussion of the Company’s commitments and contingencies.

(5)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

F-1

FS Investment Corporation

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Investment income
From non-controlled/unaffiliated investments:
Interest income	$93,380	$99,468	$285,151	$319,180
Fee income	4,214	3,290	21,191	33,707
Dividend income	—	—	—	5,519
From non-controlled/affiliated investments:
Interest income	2,013	910	4,092	1,628
Fee income	—	—	633	—
Dividend income	—	—	224	—
From controlled/affiliated investments:
Interest income	950	—	2,540	—

Total investment income	100,557	103,668	313,831	360,034

Operating expenses
Management fees	17,872	18,852	53,258	56,993
Capital gains incentive fees(1)	—	(13,811)	—	(18,418)
Subordinated income incentive fees(1)	12,250	12,485	38,945	47,661
Administrative services expenses	750	900	2,846	2,773
Accounting and administrative fees	243	261	706	822
Interest expense	18,283	19,352	55,241	55,699
Directors’ fees	277	232	780	688
Other general and administrative expenses	1,879	1,631	6,274	4,877

Total operating expenses	51,554	39,902	158,050	151,095

Net investment income	49,003	63,766	155,781	208,939

Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	2,363	(21,246)	(19,064)	(42,135)
Controlled/affiliated investments	(26)	—	(26)	—
Net realized gain (loss) on foreign currency	86	266	264	(631)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	64,039	(74,848)	96,258	(88,560)
Non-controlled/affiliated investments	(4,463)	27,220	3,823	36,615
Controlled/affiliated investments	4,354	—	6,692	—
Net change in unrealized appreciation (depreciation) on secured borrowing	(33)	—	(33)	—
Net change in unrealized gain (loss) on foreign currency	(954)	(437)	(1,266)	2,625

Total net realized and unrealized gain (loss)	65,366	(69,045)	86,648	(92,086)

Net increase (decrease) in net assets resulting from operations	$114,369	$(5,279)	$242,429	$116,853

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.47	$(0.02)	$1.00	$0.48

Weighted average shares outstanding	243,488,590	242,227,762	243,257,941	241,659,230

(1)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

See notes to unaudited consolidated financial statements.

F-2

FS Investment Corporation

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Nine Months Ended September 30,
	2016	2015
Operations
Net investment income (loss)	$155,781	$208,939
Net realized gain (loss) on investments and foreign currency	(18,826)	(42,766)
Net change in unrealized appreciation (depreciation) on investments and secured borrowing	106,740	(51,945)
Net change in unrealized gain (loss) on foreign currency	(1,266)	2,625

Net increase (decrease) in net assets resulting from operations	242,429	116,853

Stockholder distributions(1)
Distributions from net investment income	(162,567)	(127,414)
Distributions from net realized gain on investments	—	(34,097)

Net decrease in net assets resulting from stockholder distributions	(162,567)	(161,511)

Capital share transactions(2)
Reinvestment of stockholder distributions	5,665	13,631

Net increase (decrease) in net assets resulting from capital share transactions	5,665	13,631

Total increase (decrease) in net assets	85,527	(31,027)
Net assets at beginning of period	2,208,928	2,366,986

Net assets at end of period	$2,294,455	$2,335,959

Accumulated undistributed (distributions in excess of) net investment income(1)	$141,160	$150,183

(1)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(2)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to unaudited consolidated financial statements.

F-3

FS Investment Corporation

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2016	2015
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$242,429	$116,853
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(662,756)	(1,084,274)
Paid-in-kind interest	(23,276)	(15,236)
Proceeds from sales and repayments of investments	872,931	1,114,231
Net realized (gain) loss on investments	19,090	42,135
Net change in unrealized (appreciation) depreciation on investments and secured borrowing	(106,740)	51,945
Accretion of discount	(7,371)	(25,433)
Amortization of deferred financing costs and discount	2,907	2,788
Unrealized (gain)/loss on borrowings in foreign currency	2,823	(2,804)
(Increase) decrease in receivable for investments sold and repaid	(27,094)	(15,245)
(Increase) decrease in interest receivable	(14,414)	1,395
(Increase) decrease in prepaid expenses and other assets	45	(261)
Increase (decrease) in payable for investments purchased	6,984	(28,095)
Increase (decrease) in management fees payable	(543)	(715)
Increase (decrease) in accrued capital gains incentive fees	—	(18,418)
Increase (decrease) in subordinated income incentive fees payable	(1,124)	(599)
Increase (decrease) in administrative services expense payable	(232)	(1,009)
Increase (decrease) in interest payable	(5,948)	2,567
Increase (decrease) in directors’ fees payable	(78)	(77)
Increase (decrease) in other accrued expenses and liabilities	(5,867)	(5,360)

Net cash provided by (used in) operating activities	291,766	134,388

Cash flows from financing activities
Reinvestment of stockholder distributions	5,665	13,631
Stockholder distributions	(162,424)	(125,431)
Borrowings under credit facilities(1)	262,000	114,200
Borrowings under unsecured notes(1)	—	275,000
Secured borrowing(3)	2,829	—
Repayments of credit facilities(1)	(218,162)	(268,411)
Repayments under repurchase agreement(2)	(150,000)	(150,000)
Deferred financing costs paid	—	(4,286)

Net cash provided by (used in) financing activities	(260,092)	(145,297)

Total increase (decrease) in cash	31,674	(10,909)
Cash and foreign currency at beginning of period	81,987	96,844

Cash and foreign currency at end of period	$113,661	$85,935

Supplemental disclosure
Local and excise taxes paid	$5,925	$5,638

(1)	See Note 8 for a discussion of the Company’s credit facilities and unsecured notes. During the nine months ended September 30, 2016 and 2015, the Company paid $39,942 and $27,851, respectively, in interest expense on the credit facilities and unsecured notes.

(2)	See Note 8 for a discussion of the Company’s repurchase transaction. During the nine months ended September 30, 2016 and 2015, the Company paid $18,340 and $22,493, respectively, in interest expense pursuant to the repurchase agreement.

(3)	See Note 8 for a discussion of the Company’s secured borrowing. During the nine months ended September 30, 2016, the Company did not pay any interest expense on the secured borrowing.

See notes to unaudited consolidated financial statements.

F-4

FS Investment Corporation

Unaudited Consolidated Schedule of Investments

As of September 30, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—89.7%
5 Arch Income Fund 2, LLC	(g)(i)(n)	Diversified Financials	10.5%		11/18/21	$16,536	$16,587	$16,536
5 Arch Income Fund 2, LLC	(g)(i)(n)(p)	Diversified Financials	10.5%		11/18/21	21,464	21,464	21,464
A.P. Plasman Inc.	(e)(f)(g)(i)	Capital Goods	L+850	1.0%	12/29/19	203,676	201,638	204,949
Aeneas Buyer Corp.	(g)	Health Care Equipment & Services	L+500	1.0%	12/18/21	919	919	919
Aeneas Buyer Corp.	(g)(p)	Health Care Equipment & Services	L+500	1.0%	12/18/21	75	75	75
Aeneas Buyer Corp.	(e)(g)	Health Care Equipment & Services	L+812	1.0%	12/18/21	77,220	77,220	78,378
Aeneas Buyer Corp.	(g)(p)	Health Care Equipment & Services	L+750	1.0%	12/18/21	1,980	1,980	2,010
Altus Power America, Inc.	(g)	Energy	L+750	1.5%	10/10/21	3,125	3,125	3,188
AP Exhaust Acquisition, LLC	(f)(g)	Automobiles & Components	L+775	1.5%	1/16/21	15,811	15,811	13,755
ASG Technologies Group, Inc.	(e)(g)(s)	Software & Services	L+787, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	53,796	53,431	54,872
Aspect Software, Inc.	(g)	Software & Services	L+950	1.0%	5/25/18	481	481	486
Aspect Software, Inc.	(g)(p)	Software & Services	L+950	1.0%	5/25/18	175	175	177
Aspect Software, Inc.	(g)	Software & Services	L+950	1.0%	5/25/20	701	701	708
Atlas Aerospace LLC	(g)	Capital Goods	L+806	1.0%	5/8/19	20,000	20,000	20,300
Atlas Aerospace LLC	(g)(p)	Capital Goods	L+750	1.0%	5/8/19	7,619	7,619	7,733
BenefitMall Holdings, Inc.	(e)(g)	Commercial & Professional Services	L+725	1.0%	11/24/20	14,738	14,738	15,032
BenefitMall Holdings, Inc.	(g)(p)	Commercial & Professional Services	L+725	1.0%	11/24/20	5,455	5,455	5,564
Blueprint Sub, Inc.	(g)	Software & Services	L+450	1.0%	5/7/21	702	702	702
Blueprint Sub, Inc.	(g)(p)	Software & Services	L+450	1.0%	5/7/21	702	702	702
Blueprint Sub, Inc.	(e)	Software & Services	L+750	1.0%	5/7/21	26,697	26,697	26,781
Blueprint Sub, Inc.	(g)(p)	Software & Services	L+750	1.0%	5/7/21	3,509	3,509	3,520
Cadence Aerospace Finance, Inc.	(g)	Capital Goods	L+525	1.3%	5/9/18	74	73	69
Caesars Entertainment Operating Co., Inc.	(e)(g)(i)(k)	Consumer Services	5.8%		3/1/17	11,935	11,778	12,112
Caesars Entertainment Operating Co., Inc.	(e)(i)(k)	Consumer Services	6.7%		3/1/17	2,299	2,276	2,357
Caesars Entertainment Operating Co., Inc.	(e)(f)(g)(i)(k)	Consumer Services	9.0%		3/1/17	64,172	64,059	64,383
Caesars Entertainment Resort Properties, LLC	(e)(g)	Consumer Services	L+600	1.0%	10/11/20	21,900	21,035	21,900
Corel Corp.	(g)(i)	Software & Services	Prime+725		6/7/18	6,000	6,000	6,000
Corel Corp.	(g)(i)(p)	Software & Services	Prime+725		6/7/18	4,000	4,000	4,000
Corel Corp.	(e)(f)(g)(i)	Software & Services	L+825		6/7/19	103,423	103,423	104,328
Corner Investment PropCo, LLC	(e)(g)	Consumer Services	L+975	1.3%	11/2/19	42,303	42,415	41,879
Crestwood Holdings LLC	(g)	Energy	L+800	1.0%	6/19/19	5,035	5,023	4,678
Eastman Kodak Co.	(g)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,438	10,323	10,416

See notes to unaudited consolidated financial statements.

F-5

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of September 30, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Greystone Equity Member Corp.	(g)(i)	Diversified Financials	L+1050		3/31/21	$3,434	$3,449	$3,430
Greystone Equity Member Corp.	(g)(i)(p)	Diversified Financials	L+1100		3/31/21	50,566	50,566	50,752
H.M. Dunn Co., Inc.	(g)	Capital Goods	L+906	1.0%	3/26/21	1,000	1,000	1,011
H.M. Dunn Co., Inc.	(g)(p)	Capital Goods	L+725	1.0%	3/26/21	357	357	361
Harvey Industries, Inc.	(g)	Capital Goods	L+800	1.0%	10/1/21	32,667	32,667	33,320
Imagine Communications Corp.	(e)(f)(g)	Media	L+825	1.0%	4/29/20	76,853	76,853	76,853
Imagine Communications Corp.	(g)(p)	Media	L+825	1.0%	4/29/20	28,600	28,600	28,600
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	20,778	20,778	21,090
Industry City TI Lessor, L.P.	(g)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	33,034	33,034	34,191
JMC Acquisition Merger Corp.	(g)	Capital Goods	L+857	1.0%	11/6/21	5,679	5,679	5,736
Latham Pool Products, Inc.	(e)	Commercial & Professional Services	L+775	1.0%	6/29/21	70,000	70,000	70,000
Leading Edge Aviation Services, Inc.	(e)(f)(g)	Capital Goods	L+875	1.5%	6/30/19	30,686	30,529	30,686
LEAS Acquisition Co Ltd.	(g)(i)	Capital Goods	L+875	1.5%	6/30/19	€27,575	37,519	30,992
LEAS Acquisition Co Ltd.	(f)(i)	Capital Goods	L+875	1.5%	6/30/19	$9,674	9,674	9,674
Logan’s Roadhouse, Inc.	(g)	Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/14/16	2,086	2,086	2,086
Logan’s Roadhouse, Inc.	(g)(p)	Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/14/16	2,963	2,963	2,963
MB Precision Holdings LLC	(g)	Capital Goods	L+725, 1.5% PIK (1.5% Max PIK)	1.3%	1/23/20	12,838	12,838	12,260
Micronics, Inc.	(e)(g)	Capital Goods	L+800	1.3%	12/11/19	63,624	63,413	62,351
MMM Holdings, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	12/12/17	8,130	8,082	7,865
MSO of Puerto Rico, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	12/12/17	5,911	5,876	5,718
New Star Metals Inc.	(e)(g)	Capital Goods	L+800	1.3%	3/20/20	37,077	37,077	38,189
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+450	1.0%	4/27/20	59	59	59
Nobel Learning Communities, Inc.	(g)(p)	Consumer Services	L+450	1.0%	4/27/20	80	80	80
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+842	1.0%	4/27/21	1,056	1,056	1,072
North Haven Cadence Buyer, Inc.	(g)(p)	Consumer Services	L+500	1.0%	9/2/21	938	938	938
North Haven Cadence Buyer, Inc.	(e)(g)	Consumer Services	L+813	1.0%	9/2/22	25,313	25,313	25,313
North Haven Cadence Buyer, Inc.	(g)(p)	Consumer Services	L+750	1.0%	9/2/22	5,938	5,938	5,938
Nova Wildcat Amerock, LLC	(g)	Consumer Durables & Apparel	L+865	1.3%	9/10/19	18,687	18,687	17,052

See notes to unaudited consolidated financial statements.

F-6

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of September 30, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
PHRC License, LLC	(f)(g)	Consumer Services	L+900	1.5%	8/14/20	$44,091	$44,091	$44,091
Polymer Additives, Inc.	(g)	Materials	L+888	1.0%	12/20/21	10,511	10,511	10,564
Polymer Additives, Inc.	(g)	Materials	L+875	1.0%	12/20/21	€15,000	16,982	16,858
PSKW, LLC	(e)(f)(g)	Health Care Equipment & Services	L+840	1.0%	11/25/21	$30,000	30,000	29,391
Roadrunner Intermediate Acquisition Co., LLC	(e)(f)(g)	Health Care Equipment & Services	L+800	1.0%	9/22/21	36,075	36,075	36,546
Rogue Wave Software, Inc.	(e)(f)(g)	Software & Services	L+802	1.0%	9/25/21	31,313	31,313	30,843
Safariland, LLC	(e)(g)	Capital Goods	L+800	1.3%	9/20/19	187,076	187,076	189,882
Sequential Brands Group, Inc.	(e)(g)(i)	Consumer Durables & Apparel	L+900		7/1/22	80,652	80,652	82,265
Sorenson Communications, Inc.	(e)(g)	Telecommunication Services	L+575	2.3%	4/30/20	91,856	91,556	91,856
Sports Authority, Inc.	(g)(k)(q)	Retailing	L+600	1.5%	11/16/17	6,318	5,370	1,548
SunGard Availability Services Capital, Inc.	(g)	Software & Services	L+500	1.0%	3/29/19	4,382	4,192	4,140
Sunnova Asset Portfolio 5 Holdings, LLC	(g)	Energy	12.0% PIK (12.0% Max PIK)		11/14/21	4,709	4,636	4,756
Swiss Watch International, Inc.	(g)	Consumer Durables & Apparel	L+825	1.3%	11/8/18	11,732	11,732	10,383
Swiss Watch International, Inc.	(e)(g)	Consumer Durables & Apparel	L+825	1.3%	11/8/18	40,625	40,281	14,016
Transplace Texas, LP	(e)(f)(g)	Transportation	L+745	1.0%	9/16/21	22,973	22,973	23,088
Transplace Texas, LP	(g)(p)	Transportation	L+700	1.0%	9/16/21	541	541	543
U.S. Xpress Enterprises, Inc.	(e)(f)	Transportation	L+950, 0.0% PIK (1.3% Max PIK)	1.5%	5/30/19	65,162	65,162	65,162
Vertellus Performance Chemicals LLC	(f)(g)	Materials	L+950	1.0%	1/30/20	38,000	38,000	36,115
VPG Group Holdings LLC	(e)(g)	Materials	L+900	1.0%	6/30/18	62,395	62,200	61,615
Warren Resources, Inc.	(f)(g)(q)	Energy	L+850	1.0%	5/22/20	3,372	3,372	2,402
Waste Pro USA, Inc.	(e)(g)	Commercial & Professional Services	L+750	1.0%	10/15/20	94,794	94,794	96,571
Zeta Interactive Holdings Corp.	(e)(g)	Software & Services	L+750	1.0%	7/29/22	9,766	9,793	9,803
Zeta Interactive Holdings Corp.	(g)(r)	Software & Services	L+750	1.0%	7/29/22	2,857	2,830	2,861
Zeta Interactive Holdings Corp.	(g)(p)	Software & Services	L+750	1.0%	7/29/22	1,777	1,777	1,784
Zeta Interactive Holdings Corp.	(g)(p)(r)	Software & Services	L+750	1.0%	7/29/22	457	457	459

Total Senior Secured Loans—First Lien							2,224,911	2,196,095
Unfunded Loan Commitments							(137,196)	(137,196)

Net Senior Secured Loans—First Lien							2,087,715	2,058,899

See notes to unaudited consolidated financial statements.

F-7

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of September 30, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—Second Lien—27.0%
Alison US LLC	(g)(i)	Capital Goods	L+850	1.0%	8/29/22	$4,444	$4,299	$4,114
AP Exhaust Acquisition, LLC	(f)	Automobiles & Components	12.0% PIK (12.0% Max PIK)		9/28/21	3,654	3,654	3,014
Arena Energy, LP	(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	7,875	7,875	7,840
Ascent Resources—Utica, LLC	(e)(f)(g)	Energy	L+950, 2.0% PIK (2.0% Max PIK)	1.5%	9/30/18	185,894	185,340	183,105
ASG Technologies Group, Inc.	(g)(s)	Software & Services	L+1100, 0.0% PIK (6.0% Max PIK)	1.0%	6/27/22	21,111	14,803	14,725
Brock Holdings III, Inc.	(g)	Energy	L+825	1.8%	3/16/18	6,923	6,889	6,576
Byrider Finance, LLC	(f)(g)	Automobiles & Components	L+1000, 0.5% PIK (0.5% Max PIK)	1.3%	8/22/20	10,034	10,034	9,934
Compuware Corp.	(g)	Software & Services	L+825	1.0%	12/15/22	6,550	5,960	6,185
DEI Sales, Inc.	(e)(f)	Consumer Durables & Apparel	L+900	1.5%	1/15/18	57,573	57,311	52,824
EagleView Technology Corp.	(g)	Software & Services	L+825	1.0%	7/14/23	11,538	11,389	11,500
Eastman Kodak Co.	(e)(f)	Consumer Durables & Apparel	L+950	1.3%	9/3/20	50,000	49,177	49,500
Gruden Acquisition, Inc.	(g)	Transportation	L+850	1.0%	8/18/23	15,000	14,349	11,610
JW Aluminum Co.	(e)(f)(g)(t)	Materials	L+850 PIK (L+850 Max PIK)	0.8%	11/17/20	36,209	36,191	36,481
National Surgical Hospitals, Inc.	(e)	Health Care Equipment & Services	L+900	1.0%	6/1/23	30,000	30,000	29,760
Nielsen & Bainbridge, LLC	(g)	Consumer Durables & Apparel	L+925	1.0%	8/15/21	16,675	16,473	16,175
Paw Luxco II Sarl	(f)(i)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€16,364	20,817	13,265
PSAV Acquisition Corp.	(e)(g)	Technology Hardware & Equipment	L+825	1.0%	1/24/22	$80,000	79,098	80,000
Spencer Gifts LLC	(e)	Retailing	L+825	1.0%	6/29/22	30,000	29,879	24,750
Stadium Management Corp.	(e)	Consumer Services	L+825	1.0%	2/27/21	56,776	56,776	56,208
Stardust Finance Holdings, Inc.	(g)(i)	Materials	L+950	1.0%	3/13/23	2,500	2,476	2,502

Total Senior Secured Loans—Second Lien							642,790	620,068

Senior Secured Bonds—7.4%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	78,500	77,587	19,625
Caesars Entertainment Resort Properties, LLC	(e)(g)	Consumer Services	11.0%		10/1/21	24,248	24,024	26,097
FourPoint Energy, LLC	(e)(f)	Energy	9.0%		12/31/21	74,813	72,413	74,064
Global A&T Electronics Ltd.	(g)(i)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	7,000	6,950	5,521

See notes to unaudited consolidated financial statements.

F-8

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of September 30, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Lightstream Resources Ltd.	(f)(i)(k)(q)	Energy	9.9%		6/15/19	$2,112	$2,112	$1,890
Logan’s Roadhouse, Inc.	(g)(k)(q)	Consumer Services	4.0%, 10.5% PIK (10.5% Max PIK)		10/15/17	59,249	48,677	16,495
SandRidge Energy, Inc.	(g)(k)(q)	Energy	8.8%		6/1/20	19,500	19,458	7,069
Sorenson Communications, Inc.	(f)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	19,898	19,328	17,709

Total Senior Secured Bonds							270,549	168,470

Subordinated Debt—19.4%
Alta Mesa Holdings, LP	(g)	Energy	9.6%		10/15/18	11,165	11,119	10,509
Aspect Software, Inc.	(g)	Software & Services	3.0% PIK (3.0% Max PIK)		5/25/23	2,941	2,941	2,941
Aurora Diagnostics, LLC	(e)(f)	Health Care Equipment & Services	10.8%		1/15/18	14,935	14,945	11,948
Bellatrix Exploration Ltd.	(g)(i)	Energy	8.5%		5/15/20	5,000	4,923	4,665
Brooklyn Basketball Holdings, LLC	(f)(g)	Consumer Services	L+725		10/25/19	19,873	19,873	19,773
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	5,000	5,011	5,003
Ceridian HCM Holding, Inc.	(f)(g)(h)	Commercial & Professional Services	11.0%		3/15/21	21,800	22,596	23,108
EV Energy Partners, L.P.	(f)	Energy	8.0%		4/15/19	265	243	176
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	705	705	705
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	4,478	4,478	4,478
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	925	925	925
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	871	871	871
Global Jet Capital Inc.	(f)(g)(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	64,298	64,298	64,298
Global Jet Capital Inc.	(f)(g)(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	10,516	10,516	10,516
Global Jet Capital Inc.	(f)(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	5,507	5,507	5,507
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	11,257	11,257	11,257

See notes to unaudited consolidated financial statements.

F-9

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of September 30, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Imagine Communications Corp.	(g)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	$567	$567	$567
Jupiter Resources Inc.	(f)(g)(i)	Energy	8.5%		10/1/22	6,425	5,479	5,417
Mood Media Corp.	(f)(g)(i)	Media	9.3%		10/15/20	43,135	42,368	33,699
NewStar Financial, Inc.	(g)(i)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	75,000	61,388	63,000
P.F. Chang’s China Bistro, Inc.	(f)(g)	Consumer Services	10.3%		6/30/20	11,433	11,758	10,876
PriSo Acquisition Corp.	(g)	Capital Goods	9.0%		5/15/23	10,155	10,041	9,876
Sequel Industrial Products Holdings, LLC	(f)	Commercial & Professional Services	14.5%, 2.5% PIK (2.5% Max PIK)		9/30/19	7,044	6,997	7,132
Sorenson Communications, Inc.	(f)	Telecommunication Services	13.0%, 0.0% PIK (13.0% Max PIK)		10/31/21	15,122	14,276	14,177
SunGard Availability Services Capital, Inc.	(f)(g)	Software & Services	8.8%		4/1/22	10,750	8,292	7,035
ThermaSys Corp.	(e)(f)(g)	Capital Goods	9.0%, 1.8% PIK (5.0% Max PIK)		5/3/20	137,491	137,491	110,680
VPG Group Holdings LLC	(e)(g)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		6/30/18	5,328	5,328	5,175

Total Subordinated Debt							484,193	444,314

Collateralized Securities—3.4%
ACASC 2013-2A Class Subord. B	(f)(g)(i)	Diversified Financials	12.2%		10/25/25	30,500	18,466	19,848
Dryden CDO 23A Class Subord.	(g)(i)	Diversified Financials	9.1%		7/17/23	10,000	3,265	3,248
NewStar Clarendon 2014-1A Class D	(g)(i)	Diversified Financials	L+435		1/25/27	1,560	1,475	1,420
NewStar Clarendon 2014-1A Class Subord. B	(g)(i)	Diversified Financials	14.8%		1/25/27	17,900	14,606	14,568
Rampart CLO 2007 1A Class Subord.	(g)(i)	Diversified Financials	0.0%		10/25/21	10,000	778	1,500
Stone Tower CLO VI Class Subord.	(f)(i)	Diversified Financials	21.7%		4/17/21	5,000	1,603	2,498
Wind River CLO Ltd. 2012 1A Class E	(g)(i)	Diversified Financials	L+525		1/15/24	5,000	4,552	5,000
Wind River CLO Ltd. 2012 1A Class Subord. B	(g)(i)	Diversified Financials	13.4%		1/15/24	42,504	27,085	30,597

Total Collateralized Securities							71,830	78,679

See notes to unaudited consolidated financial statements.

F-10

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of September 30, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—24.7%(j)
5 Arches, LLC, Common Equity	(g)(i)(k)(m)	Diversified Financials	9,475	$250	$250
A.P. Plasman Inc., Warrants, 5/25/2026	(g)(i)(k)	Capital Goods	4,633	2,545	2,326
Altus Power America Holdings, LLC, Preferred Equity	(g)	Energy	1,041,667	1,002	1,719
Altus Power America Management, LLC, Class B Units	(g)(k)(o)	Energy	83	—	—
Amaya Inc., Warrants, 5/15/2024	(g)(i)(k)	Consumer Services	2,000,000	16,832	18,020
AP Exhaust Holdings, LLC, Common Equity	(g)(k)(m)	Automobiles & Components	811	811	—
Aquilex Corp., Common Equity, Class A Shares	(g)(k)(m)	Commercial & Professional Services	15,128	1,087	3,856
Aquilex Corp., Common Equity, Class B Shares	(g)(k)(m)	Commercial & Professional Services	32,637	1,690	8,319
Ascent Resources Utica Holdings, LLC, Common Equity	(g)(k)(l)	Energy	96,800,082	29,100	21,296
ASG Technologies Group, Inc., Common Equity	(g)(k)(s)	Software & Services	1,689,767	36,422	80,771
ASG Technologies Group, Inc., Warrants, 6/27/2022	(g)(k)(s)	Software & Services	229,541	6,542	5,980
Aspect Software, Inc., Common Equity	(g)(k)	Software & Services	311,927	15,409	21,960
Burleigh Point, Ltd., Warrants, 7/16/2020	(g)(i)(k)	Retailing	3,451,216	1,898	242
Eastman Kodak Co., Common Equity	(e)(g)(k)	Consumer Durables & Apparel	61,859	1,203	928
FourPoint Energy, LLC, Common Equity, Class C-II-A Units	(g)(k)(m)	Energy	21,000	21,000	9,188
FourPoint Energy, LLC, Common Equity, Class D Units	(g)(k)(m)	Energy	3,937	2,601	1,742
FourPoint Energy, LLC, Common Equity, Class E-II Units	(g)(k)(m)	Energy	87,400	21,850	36,490
FourPoint Energy, LLC, Common Equity, Class E-III Units	(g)(k)(m)	Energy	70,875	17,719	31,008
Fronton Investor Holdings, LLC, Class B Units	(g)(m)(s)	Consumer Services	14,943	15,011	14,793
Global Jet Capital Holdings, LP, Preferred Equity	(f)(g)(i)(k)	Commercial & Professional Services	37,425,082	37,425	37,425
Harvey Holdings, LLC, Common Equity	(g)(k)	Capital Goods	2,333,333	2,333	3,967
Imagine Communications Corp., Common Equity, Class A Units	(g)(k)	Media	33,034	3,783	2,065
Industrial Group Intermediate Holdings, LLC, Common Equity	(g)(k)(m)	Materials	441,238	441	816
JMC Acquisition Holdings, LLC, Common Equity	(g)(k)	Capital Goods	483	483	512
JW Aluminum Co., Common Equity	(e)(f)(g)(k)(t)	Materials	972	—	1,311
JW Aluminum Co., Preferred Equity	(e)(f)(g)(k)(t)	Materials	4,499	43,507	49,341
Leading Edge Aviation Services, Inc., Common Equity	(f)(k)	Capital Goods	4,401	464	82
Leading Edge Aviation Services, Inc., Preferred Equity	(f)(k)	Capital Goods	1,303	1,303	1,303
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(k)(m)	Capital Goods	490,213	490	74
Micronics, Inc., Common Equity	(g)(k)	Capital Goods	53,073	553	472
Micronics, Inc., Preferred Equity	(g)(k)	Capital Goods	55	553	758
New Star Metals Inc., Common Equity	(g)(k)	Capital Goods	741,082	750	2,446
NewStar Financial, Inc., Warrants, 11/4/2024	(g)(i)(k)	Diversified Financials	3,000,000	15,058	8,490
North Haven Cadence Buyer, Inc., Common Equity	(g)(k)	Consumer Services	1,041,667	1,042	1,042

See notes to unaudited consolidated financial statements.

F-11

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of September 30, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Plains Offshore Operations Inc., Preferred Equity	(e)(f)	Energy	52,666	$69,193	$64,668
Plains Offshore Operations Inc., Warrants, 11/18/2019	(e)(f)(k)	Energy	1,067,481	1,722	—
PSAV Holdings LLC, Common Equity	(f)	Technology Hardware & Equipment	10,000	10,000	28,000
Safariland, LLC, Common Equity	(f)(k)	Capital Goods	25,000	2,500	10,393
Safariland, LLC, Preferred Equity	(f)	Capital Goods	2,042	24,999	25,722
Safariland, LLC, Warrants, 7/27/2018	(f)(k)	Capital Goods	2,263	246	941
Safariland, LLC, Warrants, 9/20/2019	(f)(k)	Capital Goods	2,273	227	945
Sequel Industrial Products Holdings, LLC, Common Equity	(f)(g)(k)	Commercial & Professional Services	33,306	3,400	8,017
Sequel Industrial Products Holdings, LLC, Preferred Equity	(f)(g)	Commercial & Professional Services	8,000	11,891	11,897
Sequel Industrial Products Holdings, LLC, Warrants, 9/28/2022	(g)(k)	Commercial & Professional Services	1,293	1	155
Sequel Industrial Products Holdings, LLC, Warrants, 5/10/2022	(f)(k)	Commercial & Professional Services	19,388	12	2,728
Sequential Brands Group, Inc., Common Equity	(g)(i)(k)	Consumer Durables & Apparel	206,664	2,790	1,653
Sorenson Communications, Inc., Common Equity	(f)(k)	Telecommunication Services	46,163	—	38,325
Sunnova Energy Corp., Common Equity	(g)(k)	Energy	192,389	722	1,033
Sunnova Energy Corp., Preferred Equity	(g)(k)	Energy	18,182	97	98
SWI Holdco LLC, Common Equity	(e)(g)(k)	Consumer Durables & Apparel	950	—	—
ThermaSys Corp., Common Equity	(f)(k)	Capital Goods	51,813	1	—
ThermaSys Corp., Preferred Equity	(f)(k)	Capital Goods	51,813	5,181	—
VPG Group Holdings LLC, Class A-2 Units	(f)(k)	Materials	3,637,500	3,638	1,637
Zeta Interactive Holdings Corp., Preferred Equity	(g)(k)	Software & Services	215,662	1,714	1,892

Total Equity/Other				439,491	567,096

TOTAL INVESTMENTS—171.6%				$3,996,568	3,937,526

LIABILITIES IN EXCESS OF OTHER ASSETS—(71.6%)					(1,643,071)

NET ASSETS—100%					$2,294,455

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of September 30, 2016, the three-month London Interbank Offered Rate, or LIBOR, was 0.85%, the Euro Interbank Offered Rate, or EURIBOR, was (0.30)% and the U.S. Prime Lending Rate, or Prime, was 3.50%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

See notes to unaudited consolidated financial statements.

F-12

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of September 30, 2016

(in thousands, except share amounts)

(f)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

(g)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(h)	Position or portion thereof unsettled as of September 30, 2016.

(i)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of September 30, 2016, 78.2% of the Company’s total assets represented qualifying assets.

(j)	Listed investments may be treated as debt for GAAP or tax purposes.

(k)	Security is non-income producing.

(l)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(m)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(n)	Security held within IC Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(o)	Security held within IC Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(p)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(q)	Asset is on non-accrual status.

(r)	The transfer of a portion of this loan does not qualify for sale accounting under Accounting Standards Codification Topic 860, Transfers and Servicing, and therefore, the entire senior secured loan remains in the unaudited consolidated schedule of investments as of September 30, 2016 (see Note 8).

(s)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of September 30, 2016, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was determined to be an affiliated person of for the nine months ended September 30, 2016:

Portfolio Company	Fair Value at December 31, 2015	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at September 30, 2016	Interest Income	Fee Income	Dividend Income
Senior Secured Loans—First Lien
ASG Technologies Group, Inc.	$38,321	$15,466	—	$24	—	$1,061	$54,872	$3,416	—	—
Senior Secured Loans—Second Lien
ASG Technologies Group, Inc.	—	$14,569	—	$234	—	$(78)	$14,725	$676	$633	—
Equity/Other
ASG Technologies Group, Inc., Common Equity	$77,898	—	—	—	—	$2,873	$80,771	—	—	—
ASG Technologies Group, Inc., Warrants, 6/27/2022	—	$6,542	—	—	—	$(562)	$5,980	—	—	—
Fronton Investor Holdings, LLC, Class B Units	$16,138	—	$(1,874)	—	—	$529	$14,793	—	—	$224

See notes to unaudited consolidated financial statements.

F-13

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of September 30, 2016

(in thousands, except share amounts)

(t)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of September 30, 2016, the Company held investments in one portfolio company of which it is deemed to be an “affiliated person” of and deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person of and deemed to control for the nine months ended September 30, 2016:

Portfolio Company	Fair Value at December 31, 2015	Purchases and Paid-in-kind Interest	Sales and Redemptions	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at September 30, 2016	Interest Income	Fee Income	Dividend Income
Senior Secured Loans—Second Lien
JW Aluminum Co.	$32,887	$3,303	—	$1	—	$290	$36,481	$2,437	—	—
Senior Secured Bonds
JW Aluminum Co.	—	$8,060	$(8,141)	$107	$(26)	—	—	$103	—	—
Equity/Other
JW Aluminum Co., Common Equity	—	—	—	—	—	$1,311	$1,311	—	—	—
JW Aluminum Co., Preferred Equity	$43,844	$406	—	—	—	$5,091	$49,341	—	—	—

See notes to unaudited consolidated financial statements.

F-14

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—98.4%
5 Arch Income Fund 2, LLC	(g)(h)(m)	Diversified Financials	10.5%		11/18/21	$2,384	$2,437	$2,384
5 Arch Income Fund 2, LLC	(g)(h)(m)(n)	Diversified Financials	10.5%		11/18/21	35,616	35,616	35,616
A.P. Plasman Inc.	(e)(f)(g)(h)	Capital Goods	L+775	1.0%	12/29/19	170,437	170,437	171,716
Aeneas Buyer Corp.	(g)	Health Care Equipment & Services	L+500	1.0%	12/18/21	500	500	500
Aeneas Buyer Corp.	(g)(n)	Health Care Equipment & Services	L+500	1.0%	12/18/21	500	500	500
Aeneas Buyer Corp.	(e)	Health Care Equipment & Services	L+813	1.0%	12/18/21	66,000	66,000	66,000
Aeneas Buyer Corp.	(g)(n)	Health Care Equipment & Services	L+750	1.0%	12/18/21	13,200	13,200	13,200
Allen Systems Group, Inc.	(e)(g)(q)	Software & Services	L+789, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	37,941	37,941	38,321
Altus Power America, Inc.	(g)	Energy	L+750	1.5%	10/10/21	1,724	1,724	1,707
Altus Power America, Inc.	(g)(n)	Energy	L+750	1.5%	10/10/21	1,401	1,401	1,387
American Racing and Entertainment, LLC	(e)	Consumer Services	L+800	1.0%	7/1/18	5,450	5,450	5,491
AP Exhaust Acquisition, LLC	(f)(g)	Automobiles & Components	L+775	1.5%	1/16/21	15,811	15,811	14,842
Aspect Software, Inc.	(g)	Software & Services	L+550, 0.3% PIK (0.3% Max PIK)	1.8%	5/7/16	1,158	1,153	1,072
Atlas Aerospace LLC	(g)	Capital Goods	L+807	1.0%	5/8/19	20,000	20,000	19,900
Atlas Aerospace LLC	(g)(n)	Capital Goods	L+750	1.0%	5/8/19	7,619	7,619	7,581
BenefitMall Holdings, Inc.	(g)	Commercial & Professional Services	L+725	1.0%	11/24/20	14,850	14,850	14,702
BenefitMall Holdings, Inc.	(g)(n)	Commercial & Professional Services	L+725	1.0%	11/24/20	5,455	5,455	5,400
Blue Coat Holdings, Inc.	(g)(n)	Technology Hardware & Equipment	L+350	1.0%	5/22/20	2,136	2,136	2,004
Blueprint Sub, Inc.	(e)	Software & Services	L+750	1.0%	5/7/21	26,891	26,891	26,805
Blueprint Sub, Inc.	(g)(n)	Software & Services	L+750	1.0%	5/7/21	3,509	3,509	3,498
Blueprint Sub, Inc.	(g)	Software & Services	L+450	1.0%	5/7/21	702	702	702
Blueprint Sub, Inc.	(g)(n)	Software & Services	L+450	1.0%	5/7/21	702	702	702
Cadence Aerospace Finance, Inc.	(g)	Capital Goods	L+525	1.3%	5/9/18	74	74	73
Caesars Entertainment Operating Co., Inc.	(e)(g)(h)(j)	Consumer Services	5.2%		3/1/17	12,621	12,218	10,811
Caesars Entertainment Operating Co., Inc.	(e)(h)(j)	Consumer Services	6.0%		3/1/17	2,363	2,308	2,030
Caesars Entertainment Operating Co., Inc.	(e)(f)(g)(h)(j)	Consumer Services	8.1%		3/1/17	84,594	84,262	66,163
Caesars Entertainment Resort Properties, LLC	(e)(g)	Consumer Services	L+600	1.0%	10/11/20	22,069	21,072	20,152
Corel Corp.	(e)(f)(g)(h)	Software & Services	L+825		6/7/19	134,662	134,662	135,840
Corel Corp.	(g)(h)(n)	Software & Services	Prime+725		6/7/18	10,000	10,000	10,000
Corner Investment PropCo, LLC	(e)(g)	Consumer Services	L+975	1.3%	11/2/19	42,336	42,480	41,435

See notes to unaudited consolidated financial statements.

F-15

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
CoSentry.Net, LLC	(e)(g)	Software & Services	L+800	1.3%	12/31/19	$62,331	$62,331	$63,578
Crestwood Holdings LLC	(g)	Energy	L+600	1.0%	6/19/19	5,166	5,150	3,349
Eastman Kodak Co.	(g)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,636	10,494	9,218
Flanders Corp.	(e)(g)	Capital Goods	L+950	1.5%	5/14/18	33,993	33,574	34,672
Fronton Holdings, LLC	(e)	Consumer Services	15.0%		4/30/19	3,736	3,708	3,736
Greystone Bridge Manager LLC	(g)(h)	Diversified Financials	L+1050		5/1/20	3,367	3,384	3,300
Greystone Bridge Manager LLC	(g)(h)(n)	Diversified Financials	L+1050		5/1/20	403	403	395
H.M. Dunn Co., Inc.	(g)	Capital Goods	L+809	1.0%	3/26/21	1,000	1,000	990
H.M. Dunn Co., Inc.	(g)(n)	Capital Goods	L+725	1.0%	3/26/21	357	357	354
Harvey Industries, Inc.	(g)	Capital Goods	L+800	1.0%	10/1/21	32,667	32,667	32,667
Imagine Communications Corp.	(e)(f)(g)	Media	L+825	1.0%	4/29/20	101,367	101,367	97,566
Imagine Communications Corp.	(g)(n)	Media	L+825	1.0%	4/29/20	30,000	30,000	28,875
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	13,954	13,954	13,814
Industry City TI Lessor, L.P.	(g)	Consumer Services	10.3%, 0.0% PIK (5.3% Max PIK)		6/30/26	25,377	25,377	26,519
JMC Acquisition Merger Corp.	(g)	Capital Goods	L+858	1.0%	11/6/21	5,000	5,000	5,000
JMC Acquisition Merger Corp.	(g)(n)	Capital Goods	L+750	1.0%	11/6/21	906	906	906
Latham Pool Products, Inc.	(e)	Commercial & Professional Services	L+775	1.0%	6/29/21	70,000	70,000	68,600
Leading Edge Aviation Services, Inc.	(e)(f)(g)	Capital Goods	L+875	1.5%	6/30/19	31,983	31,757	31,183
LEAS Acquisition Co Ltd.	(g)(h)	Capital Goods	L+875	1.5%	6/30/19	€28,738	39,110	30,424
LEAS Acquisition Co Ltd.	(f)(h)	Capital Goods	L+875	1.5%	6/30/19	$10,083	10,083	9,830
MB Precision Holdings LLC	(g)	Capital Goods	L+725	1.3%	1/23/20	12,855	12,855	12,726
Micronics, Inc.	(e)(g)	Capital Goods	L+800	1.3%	12/11/19	64,110	63,843	63,148
MMM Holdings, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	12/12/17	8,414	8,338	3,954
MSO of Puerto Rico, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	12/12/17	6,117	6,061	2,874
New Star Metals Inc.	(e)(g)	Capital Goods	L+800	1.3%	3/20/20	40,250	40,250	40,250
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+845	1.0%	4/27/21	1,056	1,056	1,052
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+450	1.0%	4/27/20	45	45	45
Nobel Learning Communities, Inc.	(g)(n)	Consumer Services	L+450	1.0%	4/27/20	94	94	94
Nova Wildcat Amerock, LLC	(g)	Consumer Durables & Apparel	L+330, 5.4% PIK (5.4% Max PIK)	1.3%	9/10/19	18,817	18,817	16,276
PHRC License, LLC	(f)(g)	Consumer Services	L+900	1.5%	8/14/20	44,569	44,569	44,123
Pittsburgh Glass Works, LLC	(e)	Automobiles & Components	L+916	1.0%	11/25/21	67,944	67,944	67,944
Polymer Additives, Inc.	(g)	Materials	L+838	1.0%	12/20/21	10,511	10,511	10,722

See notes to unaudited consolidated financial statements.

F-16

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
PSKW, LLC	(e)(f)(g)	Health Care Equipment & Services	L+842	1.0%	11/25/21	$30,000	$30,000	$30,020
Reddy Ice Corp.	(g)	Food, Beverage & Tobacco	L+550	1.3%	5/1/19	321	319	264
Roadrunner Intermediate Acquisition Co., LLC	(e)(f)(g)	Health Care Equipment & Services	L+800	1.0%	9/22/21	36,769	36,769	36,655
Rogue Wave Software, Inc.	(e)(f)(g)	Software & Services	L+804	1.0%	9/25/21	31,313	31,313	30,921
Safariland, LLC	(e)(g)	Capital Goods	L+800	1.3%	9/20/19	193,376	193,376	196,277
Sequential Brands Group, Inc.	(e)(g)(h)	Consumer Durables & Apparel	L+825		12/4/21	80,000	80,000	79,200
Shell Topco L.P.	(g)	Materials	L+750	1.5%	9/28/18	30,000	29,768	30,075
Smile Brands Group Inc.	(g)	Health Care Equipment & Services	L+650, 1.3% PIK (1.5% Max PIK)	1.3%	8/16/19	20,063	19,768	14,571
Sorenson Communications, Inc.	(e)(g)	Telecommunication Services	L+575	2.3%	4/30/20	92,560	92,208	92,792
Sports Authority, Inc.	(g)	Retailing	L+600	1.5%	11/16/17	6,318	6,321	2,069
Stallion Oilfield Holdings, Inc.	(g)	Energy	L+675	1.3%	6/19/18	4,760	4,735	2,580
SunGard Availability Services Capital, Inc.	(g)	Software & Services	L+500	1.0%	3/29/19	4,424	4,177	3,860
Sunnova Asset Portfolio 5 Holdings, LLC	(g)	Energy	12.0% (12.0% Max PIK)		11/14/21	7,217	7,080	7,055
Sunnova Asset Portfolio 5 Holdings, LLC	(g)(n)	Energy	12.0% (12.0% Max PIK)		11/14/21	207	207	202
Swiss Watch International, Inc.	(e)(g)	Consumer Durables & Apparel	L+725	1.3%	11/8/18	41,000	40,552	25,420
Transplace Texas, LP	(e)(f)	Transportation	L+747	1.0%	9/16/21	20,000	20,000	19,825
U.S. Xpress Enterprises, Inc.	(e)(f)	Transportation	L+1000, 0.0% PIK (1.5% Max PIK)	1.5%	5/30/19	66,546	66,546	66,546
Vertellus Performance Chemicals LLC	(f)(g)	Materials	L+950	1.0%	1/30/20	38,000	38,000	35,940
VPG Group Holdings LLC	(e)(g)	Materials	L+900	1.0%	6/30/18	63,695	63,541	62,421
Warren Resources, Inc.	(f)(g)	Energy	L+850	1.0%	5/22/20	3,372	3,372	2,748
Waste Pro USA, Inc.	(e)(f)(g)	Commercial & Professional Services	L+750	1.0%	10/15/20	86,020	86,020	87,310
Waste Pro USA, Inc.	(g)(n)	Commercial & Professional Services	L+750	1.0%	10/15/20	9,444	9,444	9,586
Zeta Interactive Holdings Corp.	(e)(g)	Software & Services	L+750	1.0%	7/9/21	10,337	10,337	10,325
Zeta Interactive Holdings Corp.	(g)(n)	Software & Services	L+750	1.0%	7/9/21	2,234	2,234	2,232

Total Senior Secured Loans—First Lien							2,372,202	2,297,612
Unfunded Loan Commitments							(123,783)	(123,783)

Net Senior Secured Loans—First Lien							2,248,419	2,173,829

See notes to unaudited consolidated financial statements.

F-17

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—Second Lien—28.3%
AdvancePierre Foods, Inc.	(e)(g)	Food, Beverage & Tobacco	L+825	1.3%	10/10/17	$10,556	$10,491	$10,384
Alison US LLC	(g)(h)	Capital Goods	L+850	1.0%	8/29/22	4,444	4,286	3,611
American Racing and Entertainment, LLC	(f)	Consumer Services	12.0%		7/1/18	5,800	5,688	5,836
AP Exhaust Acquisition, LLC	(f)	Automobiles & Components	12.0%, 0.0% PIK (12.0% Max PIK)		9/28/21	3,243	3,243	2,959
Arena Energy, LP	(g)	Energy	L+1000	1.0%	1/24/21	5,000	5,000	4,604
Ascent Resources—Utica, LLC	(e)(f)(g)	Energy	L+950, 2.0% PIK (2.0% Max PIK)	1.5%	9/30/18	183,088	182,329	163,864
Brock Holdings III, Inc.	(g)	Energy	L+825	1.8%	3/16/18	6,923	6,874	5,331
Byrider Finance, LLC	(f)(g)	Automobiles & Components	L+1000	1.3%	8/22/20	10,000	10,000	9,800
Compuware Corp.	(g)	Software & Services	L+825	1.0%	12/15/22	6,550	5,893	5,928
DEI Sales, Inc.	(e)(f)	Consumer Durables & Apparel	L+900	1.5%	1/15/18	57,500	57,121	55,344
EagleView Technology Corp.	(g)	Software & Services	L+825	1.0%	7/14/23	11,538	11,373	11,063
Eastman Kodak Co.	(e)(f)	Consumer Durables & Apparel	L+950	1.3%	9/3/20	50,000	49,060	43,250
Gruden Acquisition, Inc.	(g)	Transportation	L+850	1.0%	8/18/23	15,000	14,281	14,288
JW Aluminum Co.	(e)(f)(g)(r)	Materials	L+850	0.8%	11/17/20	32,887	32,887	32,887
National Surgical Hospitals, Inc.	(e)	Health Care Equipment & Services	L+900	1.0%	6/1/23	30,000	30,000	29,092
Nielsen & Bainbridge, LLC	(g)	Consumer Durables & Apparel	L+925	1.0%	8/15/21	16,675	16,450	16,425
Paw Luxco II Sarl	(f)(h)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€16,364	20,535	12,460
PSAV Acquisition Corp.	(e)(g)	Technology Hardware & Equipment	L+825	1.0%	1/24/22	$80,000	79,008	79,600
Spencer Gifts LLC	(e)(g)	Retailing	L+825	1.0%	6/29/22	60,000	59,723	60,300
Stadium Management Corp.	(e)	Consumer Services	L+825	1.0%	2/27/21	57,500	57,500	57,788

Total Senior Secured Loans—Second Lien							661,742	624,814

Senior Secured Bonds—10.9%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	78,500	77,390	38,661
Aspect Software, Inc.	(f)(g)	Software & Services	10.6%		5/15/17	8,500	8,424	6,981
Avaya Inc.	(e)(f)(g)	Technology Hardware & Equipment	10.5%		3/1/21	48,800	44,622	16,714
Caesars Entertainment Resort Properties, LLC	(e)(g)	Consumer Services	11.0%		10/1/21	29,248	28,993	26,469
FourPoint Energy, LLC	(e)(f)	Energy	8.0%		12/31/20	92,531	89,745	71,943
FourPoint Energy, LLC	(f)(n)	Energy	8.0%		12/31/20	5,906	5,877	4,592
Global A&T Electronics Ltd.	(g)(h)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	7,000	6,936	5,530
Lightstream Resources Ltd.	(f)(h)	Energy	9.9%		6/15/19	2,112	2,112	1,764

See notes to unaudited consolidated financial statements.

F-18

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Logan’s Roadhouse, Inc.	(f)(g)	Consumer Services	4.0%, 10.5% PIK (10.5% Max PIK)		10/15/17	$59,249	$47,267	$49,432
SandRidge Energy, Inc.	(g)	Energy	8.8%		6/1/20	19,500	19,457	5,953
Sorenson Communications, Inc.	(f)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	19,898	19,250	18,592

Total Senior Secured Bonds							350,073	246,631
Unfunded Bond Commitments							(5,877)	(5,877)

Net Senior Secured Bonds							344,196	240,754

Subordinated Debt—19.8%
Alta Mesa Holdings, LP	(g)	Energy	9.6%		10/15/18	11,165	11,102	3,922
Aurora Diagnostics, LLC	(e)(f)	Health Care Equipment & Services	10.8%		1/15/18	18,065	18,089	11,754
Bellatrix Exploration Ltd.	(g)(h)	Energy	8.5%		5/15/20	5,000	4,911	3,369
Brooklyn Basketball Holdings, LLC	(f)(g)	Consumer Services	L+725		10/25/19	19,873	19,873	19,773
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	5,000	5,012	4,756
Ceridian HCM Holding Inc.	(f)(g)	Commercial & Professional Services	11.0%		3/15/21	10,800	11,354	8,532
EV Energy Partners, L.P.	(f)	Energy	8.0%		4/15/19	265	237	132
Flanders Corp.	(e)(f)	Capital Goods	13.8% PIK (13.8% Max PIK)		5/14/18	25,666	25,569	26,693
Flanders Corp.	(f)(g)	Capital Goods	17.5% PIK (17.5% Max PIK)		5/14/18	25,754	24,651	27,750
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	635	635	635
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	4,030	4,030	4,030
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	828	828	828
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	779	779	779
Global Jet Capital Inc.	(f)(g)(h)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	57,459	57,459	57,459
Global Jet Capital Inc.	(f)(g)(h)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	9,397	9,397	9,397

See notes to unaudited consolidated financial statements.

F-19

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Imagine Communications Corp.	(g)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	$517	$517	$517
Jupiter Resources Inc.	(f)(g)(h)	Energy	8.5%		10/1/22	6,425	5,399	2,578
Mood Media Corp.	(f)(g)(h)	Media	9.3%		10/15/20	43,135	42,256	27,660
Navistar International Corp.	(f)(h)	Capital Goods	8.3%		11/1/21	8,345	8,163	5,646
NewStar Financial, Inc.	(g)(h)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	68,750	54,501	50,188
P.F. Chang’s China Bistro, Inc.	(f)(g)	Consumer Services	10.3%		6/30/20	11,433	11,815	9,525
PriSo Acquisition Corp.	(g)	Capital Goods	9.0%		5/15/23	6,000	5,943	5,760
Sequel Industrial Products Holdings, LLC	(f)	Commercial & Professional Services	14.5%, 0.0% PIK (2.5% Max PIK)		9/30/19	7,000	6,934	7,140
Sorenson Communications, Inc.	(f)	Telecommunication Services	13.0%, 0.0% PIK (13.0% Max PIK)		10/31/21	15,122	14,200	15,732
SunGard Availability Services Capital, Inc.	(f)(g)	Software & Services	8.8%		4/1/22	10,750	8,081	6,544
ThermaSys Corp.	(e)(f)	Capital Goods	9.0%, 1.8% PIK (5.0% Max PIK)		5/3/20	135,676	135,676	122,278
VPG Group Holdings LLC	(e)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		6/30/18	5,247	5,247	5,037

Total Subordinated Debt							492,658	438,414

Collateralized Securities—3.9%
ACASC 2013-2A Class Subord. B	(f)(g)(h)	Diversified Financials	7.2%		10/25/25	30,500	21,267	16,659
Dryden CDO 23A Class Subord.	(g)(h)	Diversified Financials	9.8%		7/17/23	10,000	4,507	3,455
JPMorgan Chase Bank, N.A. Credit-Linked Notes	(f)(h)	Diversified Financials	14.2%		12/20/21	16,740	16,724	15,987
NewStar Clarendon 2014-1A Class D	(g)(h)	Diversified Financials	L+435		1/25/27	1,560	1,461	1,420
NewStar Clarendon 2014-1A Class Subord. B	(g)(h)	Diversified Financials	13.6%		1/25/27	17,900	16,150	14,955
Rampart CLO 2007 1A Class Subord.	(g)(h)	Diversified Financials	14.4%		10/25/21	10,000	2,576	3,034
Stone Tower CLO VI Class Subord.	(f)(h)	Diversified Financials	18.3%		4/17/21	5,000	1,823	2,141
Wind River CLO Ltd. 2012 1A Class Subord. B	(g)(h)	Diversified Financials	12.4%		1/15/24	42,504	30,186	27,356

Total Collateralized Securities							94,694	85,007

See notes to unaudited consolidated financial statements.

F-20

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—21.1%(i)
5 Arches, LLC, Common Equity	(g)(h)(j)(l)	Diversified Financials	9,475	$250	$250
Allen Systems Group, Inc., Common Equity	(g)(j)(q)	Software & Services	1,689,767	36,422	77,898
Altus Power America Holdings, LLC, Preferred Equity	(g)	Energy	574,758	575	1,063
Altus Power America Management, LLC, Class B Units	(g)(j)	Energy	83	—	—
Amaya Inc., Warrants, 5/15/2024	(g)(h)(j)	Consumer Services	2,000,000	16,832	15,260
AP Exhaust Holdings, LLC, Common Equity	(g)(j)(l)	Automobiles & Components	811	811	405
Aquilex Corp., Common Equity, Class A Shares	(e)	Commercial & Professional Services	15,128	1,087	4,496
Aquilex Corp., Common Equity, Class B Shares	(e)(f)	Commercial & Professional Services	32,637	1,690	9,700
Ascent Resources Utica Holdings, LLC, Common Equity	(g)(j)(k)	Energy	10,192,939	9,700	2,039
Burleigh Point, Ltd., Warrants, 7/16/2020	(g)(h)(j)	Retailing	3,451,216	1,898	2,278
CoSentry.Net, LLC, Preferred Equity	(f)(j)	Software & Services	2,632	2,500	4,385
Eastman Kodak Co., Common Equity	(e)(g)(j)	Consumer Durables & Apparel	61,859	1,203	784
Flanders Corp., Common Equity	(f)(j)	Capital Goods	6,829,973	7,183	18,441
FourPoint Energy, LLC, Common Equity, Class C Units	(g)(j)(l)	Energy	21,000	21,000	14,700
FourPoint Energy, LLC, Common Equity, Class D Units	(g)(j)(l)	Energy	3,937	2,601	2,776
Fronton Investor Holdings, LLC, Class B Units	(g)(l)(q)	Consumer Services	14,943	16,885	16,138
Global Jet Capital Holdings, LP, Preferred Equity	(f)(g)(h)(j)	Commercial & Professional Services	30,791,193	30,791	30,791
Harvey Holdings, LLC, Common Equity	(g)(j)	Capital Goods	2,333,333	2,333	2,217
Imagine Communications Corp., Common Equity, Class A Units	(g)(j)	Media	33,034	3,783	2,124
Industrial Group Intermediate Holdings, LLC, Common Equity	(g)(j)(l)	Materials	347,107	347	573
JMC Acquisition Holdings, LLC, Common Equity	(g)(j)	Capital Goods	483	483	483
JW Aluminum Co., Common Equity	(e)(f)(g)(j)(r)	Materials	949	—	—
JW Aluminum Co., Preferred Equity	(e)(f)(g)(j)(r)	Materials	4,395	43,101	43,844
Leading Edge Aviation Services, Inc., Common Equity	(f)(j)	Capital Goods	4,401	464	—
Leading Edge Aviation Services, Inc., Preferred Equity	(f)(j)	Capital Goods	1,303	1,303	1,263
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(j)(l)	Capital Goods	490,213	490	466
Micronics, Inc., Common Equity	(g)(j)	Capital Goods	53,073	553	536
Micronics, Inc., Preferred Equity	(g)(j)	Capital Goods	55	553	706
New Star Metals Inc., Common Equity	(g)(j)	Capital Goods	741,082	750	667
NewStar Financial, Inc., Warrants, 11/4/2024	(g)(h)(j)(o)	Diversified Financials	3,000,000	15,058	14,760
Plains Offshore Operations Inc., Preferred Equity	(e)(f)	Energy	52,666	65,802	64,672
Plains Offshore Operations Inc., Warrants, 11/18/2019	(e)(f)(j)	Energy	1,067,481	1,722	—
PSAV Holdings LLC, Common Equity	(f)	Technology Hardware & Equipment	10,000	10,000	31,500

See notes to unaudited consolidated financial statements.

F-21

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Safariland, LLC, Common Equity	(f)(j)	Capital Goods	25,000	$2,500	$13,088
Safariland, LLC, Preferred Equity	(f)	Capital Goods	2,042	23,794	24,582
Safariland, LLC, Warrants, 7/27/2018	(f)(j)	Capital Goods	2,263	246	1,185
Safariland, LLC, Warrants, 9/20/2019	(f)(j)	Capital Goods	2,273	227	1,190
Sequel Industrial Products Holdings, LLC, Common Equity	(f)(g)(j)	Commercial & Professional Services	33,306	3,400	8,593
Sequel Industrial Products Holdings, LLC, Preferred Equity	(f)(g)	Commercial & Professional Services	8,000	11,081	11,088
Sequel Industrial Products Holdings, LLC, Warrants, 9/28/2022	(g)(j)	Commercial & Professional Services	1,293	1	177
Sequel Industrial Products Holdings, LLC, Warrants, 5/10/2022	(f)(j)	Commercial & Professional Services	19,388	12	3,063
Sequential Brands Group, Inc., Common Equity	(g)(h)(j)	Consumer Durables & Apparel	206,664	2,790	1,412
Sorenson Communications, Inc., Common Equity	(f)(j)	Telecommunication Services	46,163	—	33,090
Sunnova Holdings, LLC, Common Equity	(g)(j)	Energy	31,018	722	853
ThermaSys Corp., Common Equity	(f)(j)	Capital Goods	51,813	1	—
ThermaSys Corp., Preferred Equity	(f)(j)	Capital Goods	51,813	5,181	1,010
VPG Group Holdings LLC, Class A-2 Units	(f)(j)	Materials	3,637,500	3,638	1,455
Zeta Interactive Holdings Corp., Preferred Equity	(g)(j)	Software & Services	215,662	1,714	1,782

Total Equity/Other				353,477	467,783

Unfunded Contingent Warrant Commitment	(p)				(1,230)

Net Equity/Other					466,553

TOTAL INVESTMENTS—182.4%				$4,195,186	4,029,371

LIABILITIES IN EXCESS OF OTHER ASSETS—(82.4%)					(1,820,443)

NET ASSETS—100%					$2,208,928

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2015, the three-month London Interbank Offered Rate, or LIBOR, was 0.61%, the Euro Interbank Offered Rate, or EURIBOR, was (0.13)% and the U.S. Prime Lending Rate, or Prime, was 3.50%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

See notes to unaudited consolidated financial statements.

F-22

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

(f)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

(g)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(h)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2015, 79.7% of the Company’s total assets represented qualifying assets.

(i)	Listed investments may be treated as debt for GAAP or tax purposes.

(j)	Security is non-income producing.

(k)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(l)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(m)	Security held within IC Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(n)	Security is an unfunded commitment. Reflects the stated spread at the time of commitment, but may not be the actual rate received upon funding.

(o)	Includes 250,000 NewStar Financial, Inc., or NewStar, warrants, which is the maximum number of warrants that the Company will forfeit in the event that the Company declines to fund additional subordinated debt investments in NewStar in an amount not to exceed $6,250, upon the request of NewStar.

(p)	Represents the maximum number of NewStar warrants that the Company will forfeit in the event that the Company declines to fund additional subordinated debt investments in NewStar in an amount not to exceed $6,250, upon the request of NewStar.

(q)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2015, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to such portfolio companies for the year ended December 31, 2015:

Portfolio Company	Purchases	Sales and Repayments	Interest Income	Fee Income	Dividend Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Senior Secured Loans—First Lien
Allen Systems Group, Inc.	$37,634	—	$2,603	$790	—	—	$380
Equity/Other
Allen Systems Group, Inc., Common Equity	$36,422	—	—	—	—	—	$41,476
Fronton Investor Holdings, LLC, Class B Units	—	$(1,046)	—	—	$299	—	$2,391

See notes to unaudited consolidated financial statements.

F-23

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

(r)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2015, the Company held investments in one portfolio company of which it is deemed to be an “affiliated person” of and deemed to “control”. The following table presents certain information with respect to such portfolio company for the year ended December 31, 2015:

Portfolio Company	Purchases	Sales and Repayments	Interest Income	Fee Income	Dividend Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Senior Secured Loans—Second Lien
JW Aluminum Co.	$32,887	—	$380	—	—	—	—
Equity/Other
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	$43,101	—	—	—	—	—	$743

See notes to unaudited consolidated financial statements.

F-24

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation (NYSE: FSIC), or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of September 30, 2016, the Company had two wholly-owned financing subsidiaries and four wholly-owned subsidiaries through which it holds equity interests in non-controlled portfolio companies. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of September 30, 2016. All significant intercompany transactions have been eliminated in consolidation.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in the Company’s target companies, generally in conjunction with one of the Company’s debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2015 included in the Company’s annual report on Form 10-K for the year ended December 31, 2015. Operating results for the three and nine months ended September 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016. The December 31, 2015 consolidated balance sheet and consolidated schedule of investments are derived from the Company’s audited consolidated financial statements as of and for the year ended December 31, 2015. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting

F-25

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Standards Update No. 2013-08, Financial Services—Investment Companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Capital Gains Incentive Fee: At the Company’s 2013 annual meeting of stockholders, the Company received stockholder approval to amend and restate the investment advisory and administrative services agreement, dated February 12, 2008 (as amended on August 5, 2008), or the 2008 investment advisory and administrative services agreement, by and between the Company and FB Income Advisor, LLC, or FB Advisor, effective upon a listing of the Company’s shares of common stock on a national securities exchange. The Company’s shares of common stock were listed and commenced trading on the New York Stock Exchange, or the NYSE, on April 16, 2014. On April 16, 2014, the Company entered into an amended and restated investment advisory agreement, or the April 2014 investment advisory agreement, with FB Advisor. Also on April 16, 2014, the Company entered into an administration agreement with FB Advisor, or the administration agreement, which governs the administrative services provided to the Company by FB Advisor that had previously been addressed in the 2008 investment advisory and administrative services agreement.

At a special meeting of stockholders of the Company that was adjourned on June 23, 2014 and reconvened on July 17, 2014, the Company received stockholder approval to amend and restate the April 2014 investment advisory agreement. On July 17, 2014, the Company entered into an amended and restated investment advisory agreement, or the July 2014 investment advisory agreement, with FB Advisor.

Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While none of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement or the July 2014 investment advisory agreement include or contemplate the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

F-26

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Subordinated Income Incentive Fee: Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the 2008 investment advisory and administrative services agreement, which was calculated and payable quarterly in arrears, equaled 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor did not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of the Company’s net assets rather than adjusted capital.

Under the July 2014 investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of the Company’s net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

F-27

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Partial Loan Sales: The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing, or ASC Topic 860, when accounting for loan participations and other partial loan sales. This guidance requires a participation or other partial loan sale to meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated balance sheets and the proceeds are recorded as a secured borrowing until the participation or other partial loan sale meets the definition. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 8 for additional information.

Reclassifications: Certain amounts in the unaudited consolidated financial statements for the three and nine months ended September 30, 2015 and the audited consolidated financial statements for the year ended December 31, 2015 may have been reclassified to conform to the classifications used to prepare the unaudited consolidated financial statements for the three and nine months ended September 30, 2016. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

In April 2015, the Financial Accounting Standards Board, or the FASB, issued Accounting Standards Update No. 2015-03, Interest—Imputation of Interest, or ASU 2015-03, to simplify the presentation of debt issuance costs in financial statements. Under pre-existing guidance, debt issuance costs were recognized as a deferred charge and presented as an asset on the balance sheet. ASU 2015-03 requires that debt issuance costs related to a recognized liability for indebtedness be presented in the balance sheet as a direct deduction from the carrying amount of that liability, consistent with debt discounts. In August 2015, the FASB issued Accounting Standards Update No. 2015-15, Interest—Imputation of Interest, or ASU 2015-15, to update the guidance to include SEC staff views regarding the presentation and subsequent measurement of debt issuance costs related to line-of-credit arrangements. Given the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line-of-credit arrangements, the SEC indicated that it would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement.

Commencing January 1, 2016, the Company adopted ASU 2015-03 and changed its method of disclosing debt issuance costs for its repurchase agreement and unsecured notes. ASU 2015-03 affects the presentation and disclosure of such costs in the Company’s financial statements. There is no change to the Company’s recognition and measurement of debt issuance costs. In accordance with ASU 2015-15, the Company elected to continue to present debt issuance costs associated with line-of-credit arrangements as an asset, unchanged from its prior method of disclosure.

Comparative financial statements of prior interim and annual periods have been adjusted to apply the new method retrospectively. The adoption and retrospective adjustment of ASU 2015-03 had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

F-28

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the nine months ended September 30, 2016 and 2015:

	Nine Months Ended September 30,
	2016		2015
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	641,574	$5,665	1,377,813	$13,631

Net Proceeds from Share Transactions	641,574	$5,665	1,377,813	$13,631

During the nine months ended September 30, 2016, the Company issued 641,574 shares of common stock pursuant to its distribution reinvestment plan, or DRP, for gross proceeds of $5,665 at an average price per share of $8.83 and the administrator for the Company’s DRP purchased 1,232,012 shares of common stock in the open market at an average price per share of $9.10 (totaling $11,216) pursuant to the Company’s DRP, and distributed such shares to participants in the Company’s DRP. During the nine months ended September 30, 2015, the Company issued 1,377,813 shares of common stock pursuant to its DRP for gross proceeds of $13,631 at an average price per share of $9.89. During the period from October 1, 2016 to November 8, 2016, the Company issued an additional 574,726 shares of common stock pursuant to its DRP for gross proceeds of $5,426 at an average price per share of $9.44. For additional information regarding the terms of the DRP, see Note 5.

Note 4. Related Party Transactions

Compensation of the Investment Adviser

Pursuant to the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, FB Advisor is entitled to an annual base management fee based on the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The Company commenced accruing fees under the 2008 investment advisory and administrative services agreement on January 2, 2009, upon commencement of the Company’s investment operations. Base management fees are paid on a quarterly basis in arrears. The annual base management fees under the 2008 investment advisory and administrative services agreement and the April 2014 investment advisory agreement were equal to 2.0% of the average value of the Company’s gross assets.

In anticipation of the listing of the Company’s shares of common stock on the NYSE, FB Advisor recommended that the April 2014 investment advisory agreement be further amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on the Company’s net assets, from 8% to 7.5% and (ii) assuming the reduction to the hurdle rate was approved, reduce the base management fee from 2.0% to 1.75% of the average value of the Company’s gross assets. At a special meeting of stockholders that was adjourned on June 23, 2014 and reconvened on July 17, 2014, the Company received stockholder approval to amend and restate the April 2014 investment advisory agreement to reflect the amendments approved by the Company’s stockholders. On July 17, 2014, the Company entered into the July 2014 investment advisory agreement. While stockholder approval of the proposal was pending, FB Advisor agreed, effective April 1, 2014, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.75% of the average value of the Company’s gross assets.

F-29

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. Under the 2008 investment advisory and administrative services agreement, the subordinated incentive fee on income was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor did not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of the Company’s net assets rather than adjusted capital.

Under the July 2014 investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of the Company’s net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of the value of the Company’s net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

F-30

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the July 2014 investment advisory agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee based on net realized and unrealized gains; however, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. The methodology for calculating the capital gains incentive fee is identical under the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement.

Pursuant to an investment sub-advisory agreement, or the investment sub-advisory agreement, between FB Advisor and GSO / Blackstone Debt Funds Management LLC, or GDFM, GDFM will receive 50% of all management and incentive fees payable to FB Advisor under the July 2014 investment advisory agreement with respect to each year.

Pursuant to the 2008 investment advisory and administrative services agreement, the Company reimbursed FB Advisor for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement was set at the lesser of (1) FB Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimated it would be required to pay alternative service providers for comparable services in the same geographic location. FB Advisor was required to allocate the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors then assessed the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party providers known to be available. In addition, the Company’s board of directors considered whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compared the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

Pursuant to the administration agreement, the Company reimburses FB Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P., or FS Investments, providing administrative services to the Company on behalf of FB Advisor. The Company reimburses FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FB Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers

F-31

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

The following table describes the fees and expenses accrued under the July 2014 investment advisory agreement and the administration agreement, as applicable, during the three and nine months ended September 30, 2016 and 2015:

Related Party	Source Agreement	Description	Three Months Ended September 30,		Nine Months Ended September 30,
			2016	2015	2016	2015
FB Advisor	July 2014 Investment Advisory Agreement	Base Management Fee(1)	$17,872	$18,852	$53,258	$56,993
FB Advisor	July 2014 Investment Advisory Agreement	Capital Gains Incentive Fee(2)	—	$(13,811)	—	$(18,418)
FB Advisor	July 2014 Investment Advisory Agreement	Subordinated Incentive Fee on Income(3)	$12,250	$12,485	$38,945	$47,661
FB Advisor	Administration Agreement	Administrative Services Expenses(4)	$750	$900	$2,846	$2,773

(1)	During the nine months ended September 30, 2016 and 2015, $53,801 and $57,708, respectively, in base management fees were paid to FB Advisor. As of September 30, 2016, $17,872 in base management fees were payable to FB Advisor.
(2)	During the nine months ended September 30, 2015, the Company reversed capital gains incentive fees of $18,418 based on the performance of its portfolio, all of which was based on unrealized gains and none of which is payable by the Company unless and until those gains are actually realized. The Company paid FB Advisor no capital gains incentive fees during the nine months ended September 30, 2016. As of September 30, 2016, no capital gains incentive fees were accrued.
(3)	During the nine months ended September 30, 2016 and 2015, $40,069 and $48,260, respectively, of subordinated incentive fees on income were paid to FB Advisor. As of September 30, 2016, a subordinated incentive fee on income of $12,250 was payable to FB Advisor.
(4)	During the nine months ended September 30, 2016 and 2015, $2,633 and $2,318, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FB Advisor and the remainder related to other reimbursable expenses. The Company paid $3,078 and $3,782, respectively, in administrative services expenses to FB Advisor during the nine months ended September 30, 2016 and 2015.

Potential Conflicts of Interest

FB Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC and FS Global Advisor, LLC, the investment advisers to certain other BDCs and a closed-end management investment company affiliated with FS Investments. As a result, such personnel provide investment advisory services to the Company and each of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and FS Global Credit Opportunities Fund. While none of FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor,

F-32

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

LLC or FS Global Advisor, LLC, is currently making private corporate debt investments for clients other than the Company, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FB Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FB Advisor or its management team. In addition, even in the absence of FB Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and/or FS Global Credit Opportunities Fund rather than to the Company.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively the Company’s co-investment affiliates. The Company believes this relief has and may continue to enhance its ability to further its investment objectives and strategy. The Company believes this relief may also increase favorable investment opportunities for it, in part, by allowing the Company to participate in larger investments, together with its co-investment affiliates, than would be available to the Company if such relief had not been obtained. Because the Company did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, the Company is permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term).

Trademark License Agreement

On April 16, 2014, in connection with the listing of its common stock on the NYSE, the Company entered into a trademark license agreement, or the trademark license agreement, with FS Investments. Pursuant to the trademark license agreement, FS Investments granted the Company a non-exclusive, nontransferable, royalty-free right and license to use the name “FS Investment Corporation” and certain other trademarks, or the licensed marks, as a component of the Company’s name (and in connection with marketing the investment advisory and other services that FB Advisor may provide to the Company). Other than with respect to this limited license, the Company has no other rights to the licensed marks. The trademark license agreement may be terminated by FS Investments or the Company on sixty days’ prior written notice and expires if FB Advisor or one of FS Investments’ affiliates ceases to serve as investment adviser to the Company. Furthermore, FS Investments may terminate the trademark license agreement at any time and in its sole discretion in the event that FS Investments or the Company receives notice of any third-party claim arising out of the Company’s use of the licensed marks or if the Company attempts to assign or sublicense the trademark license agreement or any of the Company’s rights or duties under the trademark license agreement without the prior written consent of FS Investments. FB Advisor is a third-party beneficiary of the trademark license agreement.

F-33

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared on its common stock during the nine months ended September 30, 2016 and 2015:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2015
March 31, 2015	$0.2228	$53,706
June 30, 2015	$0.2228	$53,839
September 30, 2015	$0.2228	$53,966
Fiscal 2016
March 31, 2016	$0.2228	$54,093
June 30, 2016	$0.2228	$54,238
September 30, 2016	$0.2228	$54,236

On November 2, 2016, the Company’s board of directors declared a regular quarterly cash distribution of $0.22275 per share, which will be paid on or about January 4, 2017 to stockholders of record as of the close of business on December 21, 2016. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

Pursuant to the Company’s DRP, the Company will reinvest all cash dividends or distributions declared by the Company’s board of directors on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Company’s board of directors declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Company’s common stock.

With respect to each distribution pursuant to the DRP, the Company reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the DRP. Unless the Company, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Company’s common stock on the payment date for the distribution, then the Company will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in the sole discretion of the Company, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Company will issue shares of common stock at net asset value per share. Pursuant to the terms of the DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Company issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

If a stockholder receives distributions in the form of common stock pursuant to the DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Company’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the

F-34

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

Company’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of shares of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the nine months ended September 30, 2016 and 2015:

	Nine Months Ended September 30,
	2016		2015
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	162,567	100%	127,414	79%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	34,097	21%
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—

Total	$162,567	100%	$161,511	100%

(1)	During the nine months ended September 30, 2016 and 2015, 90.6% and 93.6%, respectively, of the Company’s gross investment income was attributable to cash income earned, 2.0% and 2.2%, respectively, was attributable to non-cash accretion of discount and 7.4% and 4.2%, respectively, was attributable to paid-in-kind, or PIK, interest.

The Company’s net investment income on a tax basis for the nine months ended September 30, 2016 and 2015 was $156,642 and $164,390, respectively. As of September 30, 2016 and December 31, 2015, the Company had $152,324 and $158,249 of undistributed net investment income, respectively, and $45,008 and $35,010, respectively, of accumulated capital losses on a tax basis.

F-35

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the nine months ended September 30, 2016 and 2015:

	Nine Months Ended September 30,
	2016	2015
GAAP-basis net investment income	$155,781	$208,939
Reversal of incentive fee accrual on unrealized gains	—	(18,418)
Reclassification of unamortized original issue discount and prepayment fees	(9,434)	(30,001)
Other miscellaneous differences	10,295	3,870

Tax-basis net investment income	$156,642	$164,390

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of September 30, 2016 and December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	September 30, 2016 (Unaudited)	December 31, 2015
Distributable ordinary income	$152,324	$158,249
Distributable realized gains (accumulated capital losses)(1)	(45,008)	(35,010)
Other temporary differences	(143)	(175)
Net unrealized appreciation (depreciation) on investments and secured borrowing and gain/loss on foreign currency(2)	(77,810)	(178,724)

Total	$29,363	$(55,660)

(1)	Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of September 30, 2016, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $2,919 and $42,089, respectively.

(2)	As of September 30, 2016 and December 31, 2015, the gross unrealized appreciation on the Company’s investments and secured borrowing and gain on foreign currency was $197,385 and $162,142, respectively. As of September 30, 2016 and December 31, 2015, the gross unrealized depreciation on the Company’s investments and secured borrowing and loss on foreign currency was $(275,195) and $(340,866), respectively.

F-36

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $4,021,994 and $4,216,052 as of September 30, 2016 and December 31, 2015, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $(77,810) and $(178,724) as of September 30, 2016 and December 31, 2015, respectively.

As of September 30, 2016, the Company had a deferred tax liability of $13,603 resulting from unrealized appreciation on investments held by the Company’s wholly-owned taxable subsidiaries and a deferred tax asset of $16,630 resulting from net operating losses of the Company’s wholly-owned taxable subsidiaries. As of September 30, 2016, certain wholly-owned taxable subsidiaries anticipated that they would be unable to fully utilize their generated net operating losses, therefore the deferred tax asset was offset by a valuation allowance of $3,027. For the three and nine months ended September 30, 2015, the Company did not record a provision for taxes related to wholly-owned taxable subsidiaries.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of September 30, 2016 and December 31, 2015:

	September 30, 2016 (Unaudited)			December 31, 2015
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,087,715	$2,058,899	52%	$2,248,419	$2,173,829	54%
Senior Secured Loans—Second Lien	642,790	620,068	16%	661,742	624,814	15%
Senior Secured Bonds	270,549	168,470	4%	344,196	240,754	6%
Subordinated Debt	484,193	444,314	11%	492,658	438,414	11%
Collateralized Securities	71,830	78,679	2%	94,694	85,007	2%
Equity/Other	439,491	567,096	15%	353,477	466,553	12%

Total	$3,996,568	$3,937,526	100%	$4,195,186	$4,029,371	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

As of September 30, 2016, except for JW Aluminum Co., in which the Company had a second lien secured loan investment and two equity/other investments, the Company did not “control” any of its portfolio companies, as defined in the 1940 Act. As of September 30, 2016, except for ASG Technologies Group, Inc. (formerly Allen Systems Group, Inc.), in which the Company had two senior secured loan investments and two equity/other investments, and Fronton Investor Holdings, LLC, in which the Company had an equity/other investment, the Company was not an “affiliated person” of any of its portfolio companies, as defined in the 1940 Act.

As of December 31, 2015, except for JW Aluminum Co., in which the Company had a second lien secured loan investment and two equity/other investments, the Company did not “control” any of its portfolio companies, as defined in the 1940 Act. As of December 31, 2015, except for Allen Systems Group, Inc., in which the Company had a senior secured loan investment and an equity/other investment, and Fronton Investor Holdings, LLC, in which the Company had an equity/other investment, the Company was not an “affiliated person” of any of its portfolio companies, as defined in the 1940 Act.

F-37

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of September 30, 2016, the Company had nineteen unfunded debt investments with aggregate unfunded commitments of $137,196. As of December 31, 2015, the Company had nineteen unfunded debt investments with aggregate unfunded commitments of $129,660, one unfunded commitment to purchase up to $467 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded equity investment in Sunnova Holdings, LLC with an unfunded commitment of $123. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s unaudited consolidated schedule of investments as of September 30, 2016 and the Company’s audited consolidated schedule of investments as of December 31, 2015.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of September 30, 2016 and December 31, 2015:

	September 30, 2016 (Unaudited)		December 31, 2015
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$26,703	1%	$95,950	2%
Capital Goods	814,148	21%	906,387	22%
Commercial & Professional Services	382,906	10%	327,407	8%
Consumer Durables & Apparel	268,477	7%	259,789	6%
Consumer Services	417,750	10%	426,534	11%
Diversified Financials	170,571	4%	154,651	4%
Energy	483,577	12%	365,698	9%
Food, Beverage & Tobacco	—	—	10,648	0%
Health Care Equipment & Services	200,555	5%	195,420	5%
Materials	263,130	7%	275,429	7%
Media	113,184	3%	126,742	3%
Retailing	26,540	1%	64,647	2%
Semiconductors & Semiconductor Equipment	5,521	0%	5,530	0%
Software & Services	394,535	10%	425,992	11%
Technology Hardware & Equipment	108,000	3%	127,682	3%
Telecommunication Services	162,067	4%	160,206	4%
Transportation	99,862	2%	100,659	3%

Total	$3,937,526	100%	$4,029,371	100%

F-38

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of September 30, 2016 and December 31, 2015, the Company’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	September 30, 2016 (Unaudited)	December 31, 2015
Level 1—Price quotations in active markets	$2,581	$784
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	3,934,945	4,028,587

	$3,937,526	$4,029,371

The Company has elected the fair value option under ASC Topic 825, Financial Instruments, relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowing as a component of the net change in unrealized appreciation (depreciation) on secured borrowing in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

The secured borrowing as of September 30, 2016 was valued using Level 3 inputs under the fair value hierarchy. The Company’s approach to determining fair value of the Level 3 secured borrowing is consistent with its approach to determining fair value of the Level 3 investments that are associated with the secured borrowing. See Note 2 and Note 8 for additional information.

F-39

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

As of September 30, 2016 and December 31, 2015, the Company’s secured borrowing was categorized as follows in the fair value hierarchy:

Valuation Inputs	September 30, 2016 (Unaudited)	December 31, 2015
Level 1—Price quotations in active markets	$—	—
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	2,863	—

	$2,863	—

The Company’s investments as of September 30, 2016 consisted primarily of debt investments that were acquired directly from the issuer. Sixty-two senior secured loan investments, three senior secured bond investments and fifteen subordinated debt investments, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of the Company’s equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Two equity investments, which were traded on an active public market, were valued at their respective closing price as of September 30, 2016. Except as described above, the Company valued its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

The Company’s investments as of December 31, 2015 consisted primarily of debt investments that were acquired directly from the issuer. Sixty senior secured loan investments, three senior secured bond investments, fourteen subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of the Company’s equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment, which was traded on an active public market, was valued at its closing price as of December 31, 2015. Two senior secured loan investments, which were newly issued and purchased near December 31, 2015, were valued at cost as the Company’s board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, the Company valued its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its

F-40

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where the Company’s board of directors otherwise determines that the use of such other methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firms against the actual prices at which the Company purchases and sells its investments. The valuation committee of the Company’s board of directors, or the valuation committee, and the board of directors, reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

The following is a reconciliation for the nine months ended September 30, 2016 and 2015 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Nine Months Ended September 30, 2016
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$2,173,829	$624,814	$240,754	$438,414	$85,007	$465,769	$4,028,587
Accretion of discount (amortization of premium)	2,195	1,388	2,407	1,263	34	84	7,371
Net realized gain (loss)	13,593	219	(41,205)	(1,676)	194	9,785	(19,090)
Net change in unrealized appreciation (depreciation)	45,774	14,206	1,363	14,365	16,536	14,144	106,388
Purchases	482,831	25,816	8,060	44,550	4,551	96,948	662,756
Paid-in-kind interest	1,539	5,730	—	14,075	—	1,932	23,276
Sales and repayments	(660,862)	(52,105)	(42,909)	(66,677)	(27,643)	(22,735)	(872,931)
Net transfers in or out of Level 3(1)	—	—	—	—	—	(1,412)	(1,412)

Fair value at end of period	$2,058,899	$620,068	$168,470	$444,314	$78,679	$564,515	$3,934,945

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$40,875	$14,252	$(27,987)	$16,071	$15,799	$27,576	$86,586

(1)	There was one transfer of an investment from Level 3 to Level 1 during the nine months ended September 30, 2016. It is the Company’s policy to recognize transfers between levels at the beginning of the reporting period.

F-41

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

	For the Nine Months Ended September 30, 2015
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$2,206,206	$708,255	$359,275	$464,304	$123,920	$320,144	$4,182,104
Accretion of discount (amortization of premium)	4,020	1,306	3,046	16,922	66	73	25,433
Net realized gain (loss)	(7,021)	145	(22,527)	(20,618)	2,283	5,603	(42,135)
Net change in unrealized appreciation (depreciation)	(21,094)	(14,628)	(21,239)	(24,984)	(8,575)	38,952	(51,568)
Purchases	606,200	235,903	62,576	128,091	462	51,042	1,084,274
Paid-in-kind interest	1,819	2,661	665	8,300	—	1,791	15,236
Sales and repayments	(851,915)	(50,202)	(51,081)	(128,973)	(15,095)	(16,965)	(1,114,231)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$1,938,215	$883,440	$330,715	$443,042	$103,061	$400,640	$4,099,113

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(16,253)	$(14,895)	$(47,757)	$(18,922)	$(6,303)	$42,036	$(62,094)

The following is a reconciliation for the nine months ended September 30, 2016 of a secured borrowing for which significant unobservable inputs (Level 3) were used in determining market value:

For the Nine Months Ended September 30, 2016
Secured Borrowing
Fair value at beginning of period	$—
Amortization of premium (accretion of discount)	(1)
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(33)
Repayments on secured borrowing	—
Paid-in-kind interest	—
Proceeds from secured borrowing	(2,829)
Net transfers in or out of Level 3	—

Fair value at end of period	$(2,863)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(33)

F-42

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of September 30, 2016 and December 31, 2015 were as follows:

Type of Investment	Fair Value at September 30, 2016 (Unaudited)	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,749,043	Market Comparables	Market Yield (%)	5.1% - 15.8%	9.8%
			EBITDA Multiples (x)	4.0x - 6.7x	5.1x
			Production Multiples (Mboe/d)	$10,500.0 - $12,000.0	$11,250.0
			Proved Reserves Multiples (Mmboe)	$4.3 - $4.8	$4.5
			PV-10 Multiples (x)	1.8x - 1.9x	1.9x
	40,935	Other(2)	Other(2)	N/A	N/A
	268,921	Market Quotes	Indicative Dealer Quotes	21.5% - 102.5%	99.2%
Senior Secured Loans—Second Lien	417,683	Market Comparables	Market Yield (%)	8.8% - 21.5%	13.2%
	202,385	Market Quotes	Indicative Dealer Quotes	70.0% - 100.8%	93.5%
Senior Secured Bonds	75,954	Market Comparables	Market Yield (%)	9.0% - 9.5%	9.3%
			EBITDA Multiples (x)	6.5x - 7.0x	6.8x
			Production Multiples (Mboe/d)	$42,500.0 - $47,500.0	$45,000.0
			Proved Reserves Multiples (Mmboe)	$14.3 - $14.8	$14.5
			PV-10 Multiples (x)	0.8x - 0.9x	0.9x
	16,495	Other(2)	Other(2)	N/A	N/A
	76,021	Market Quotes	Indicative Dealer Quotes	24.0% - 107.8%	73.2%
Subordinated Debt	307,825	Market Comparables	Market Yield (%)	8.3% - 15.3%	13.0%
			EBITDA Multiples (x)	8.0x - 10.5x	8.3x
	136,489	Market Quotes	Indicative Dealer Quotes	64.6% - 106.3%	89.5%
Collateralized Securities	78,679	Market Quotes	Indicative Dealer Quotes	15.0% - 100.0%	70.7%
Equity/Other	460,280	Market Comparables	Market Yield (%)	12.3% - 12.8%	12.5%
			EBITDA Multiples (x)	4.8x - 18.0x	9.1x
			Production Multiples (Mboe/d)	$37,500.0 - $42,500.0	$40,000.0
			Proved Reserves Multiples (Mmboe)	$6.5 - $8.8	$8.3
			Undeveloped Acreage Multiples ($/Acre)	$8,000.0 - $10,000.0	$9,000.0
			Capacity Multiple ($/kW)	$1,750.0 - $2,250.0	$2,000.0
		Discounted Cash Flow	Discount Rate (%)	11.0% - 25.0%	19.9%
		Option Valuation Model	Volatility (%)	33.0% - 50.0%	46.1%
	104,235	Other(2)	Other(2)	N/A	N/A

Total	$3,934,945

Secured Borrowing	$(2,863)	Market Comparables	Market Yield (%)	(5.2)% - (6.3)%	(5.8)%

(1)

Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any

F-43

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

Type of Investment	Fair Value at December 31, 2015	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,885,927	Market Comparables	Market Yield (%)	3.0% - 16.8%	9.4%
			EBITDA Multiples (x)	7.5x - 8.4x	8.1x
	37,056	Other(2)	Other(2)	N/A	N/A
	184,346	Market Quotes	Indicative Dealer Quotes	30.0% - 99.3%	82.6%
	66,500	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	383,988	Market Comparables	Market Yield (%)	6.2% - 18.0%	13.9%
	240,826	Market Quotes	Indicative Dealer Quotes	68.4% - 101.0%	94.6%
Senior Secured Bonds	121,853	Market Comparables	Market Yield (%)	14.0% - 31.5%	20.5%
			EBITDA Multiples (x)	7.0x - 7.5x	7.3x
	118,901	Market Quotes	Indicative Dealer Quotes	30.3% - 94.4%	65.6%
Subordinated Debt	232,682	Market Comparables	Market Yield (%)	8.8% - 15.3%	13.4%
			EBITDA Multiples (x)	8.8x - 9.3x	9.0x
	99,822	Other(2)	Other(2)	N/A	N/A
	105,910	Market Quotes	Indicative Dealer Quotes	34.9% - 104.1%	74.6%
Collateralized Securities	15,987	Market Comparables	Market Yield (%)	13.2% - 13.2%	13.2%
	69,020	Market Quotes	Indicative Dealer Quotes	30.3% - 91.0%	63.1%
Equity/Other	368,274	Market Comparables	Market Yield (%)	12.0% - 12.5%	12.3%
			EBITDA Multiples (x)	5.3x - 14.5x	9.5x
			Production Multiples (Mboe/d)	$50,000.0 - $55,000.0	$52,500.0
			Proved Reserves Multiples (Mmboe)	$8.8 - $11.0	$9.2
			Capacity Multiple ($/kW)	$2,000.0 - $2,500.0	$2,250.0
		Option Valuation Model	Volatility (%)	40.0% - 72.5%	48.8%
	97,495	Other(2)	Other(2)	N/A	N/A

Total	$4,028,587

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

F-44

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements

The following tables present summary information with respect to the Company’s outstanding financing arrangements as of September 30, 2016 and December 31, 2015. For additional information regarding these financing arrangements, please see the notes to the Company’s audited consolidated financial statements contained in its annual report on Form 10-K for the year ended December 31, 2015 and the additional disclosure set forth in this Note 8.

	As of September 30, 2016 (Unaudited)
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
ING Credit Facility	Revolving Credit Facility	L+2.50%	$81,286	(1)	$218,714	April 3, 2018
JPM Facility	Repurchase Agreement	3.25%	$650,000		$—	April 15, 2017
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$325,000		$—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	$275,000		$—	May 15, 2022
Partial Loan Sale	Secured Borrowing	L+4.50% (1% floor)	$2,857		$—	July 29, 2022

(1)	Amount includes borrowing in U.S. dollars and Euros. Euro balance outstanding of €42,963 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.12 as of September 30, 2016 to reflect total amount outstanding in U.S. dollars.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the nine months ended September 30, 2016 were $1,801,822 and 3.82%, respectively. As of September 30, 2016, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.95%.

	As of December 31, 2015
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Broad Street Credit Facility	Revolving Credit Facility	L+1.50%	$—		$125,000	January 19, 2016
ING Credit Facility	Revolving Credit Facility	L+2.50%	$34,625	(1)	$265,375	April 3, 2018
JPM Facility	Repurchase Agreement	3.25%	$800,000		$—	April 15, 2017
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$325,000		$—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	$275,000		$—	May 15, 2022

(1)	Amount includes borrowing in U.S. dollars and Euros. Euro balance outstanding of €29,125 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.09 as of December 31, 2015 to reflect total amount outstanding in U.S. dollars.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the year ended December 31, 2015 were $1,877,789 and 3.75%, respectively. As of December 31, 2015, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.96%.

F-45

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Broad Street Credit Facility

On January 28, 2011, Broad Street Funding LLC, or Broad Street, the Company’s former wholly-owned, special-purpose financing subsidiary, Deutsche Bank AG, New York Branch, or Deutsche Bank, and the other lenders party thereto entered into an amended and restated multi-lender, syndicated revolving credit facility, or the Broad Street credit facility, which amended and restated the revolving credit facility that Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto. On December 15, 2015, Broad Street and Deutsche Bank entered into an amendment to the facility which extended the maturity date to January 19, 2016. The Broad Street credit facility matured and terminated on January 19, 2016. The Broad Street credit facility provided for borrowings of up to $125,000 at a rate of LIBOR, for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. Deutsche Bank was a lender and served as administrative agent under the facility.

Under the Broad Street credit facility, the Company transferred debt securities to Broad Street from time to time as a contribution to capital and retained a residual interest in the contributed debt securities through its ownership of Broad Street. The obligations of Broad Street under the facility were non-recourse to the Company and its exposure under the facility was limited to the value of its investment in Broad Street.

As of September 30, 2016 and December 31, 2015, no amounts remained outstanding under the Broad Street credit facility. The Company incurred costs of $2,566 in connection with obtaining and amending the facility, which the Company recorded as deferred financing costs on its consolidated balance sheets and amortized to interest expense over the life of the facility. As of September 30, 2016, all of the deferred financing costs have been amortized to interest expense.

For the three and nine months ended September 30, 2016 and 2015, the components of total interest expense for the Broad Street credit facility were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Direct interest expense	—	—	—	$406

Total interest expense	—	—	—	$406

For the nine months ended September 30, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Broad Street credit facility were as follows:

	Nine Months Ended September 30,
	2016	2015
Cash paid for interest expense(1)	—	$635
Average borrowings under the facility(2)	—	$69,063
Effective interest rate on borrowings	—	—
Weighted average interest rate(2)	—	1.76%

(1)	Interest under the Broad Street credit facility was paid quarterly in arrears.

F-46

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

(2)	The average borrowings under the Broad Street credit facility were calculated for the period the Company had borrowings outstanding under the facility. The weighted average interest rate presented for periods of less than one year is annualized.

Borrowings of Broad Street were considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

ING Credit Facility

On April 3, 2014, the Company entered into a senior secured revolving credit facility with ING Capital LLC, or ING, as administrative agent, and the lenders party thereto, or the ING credit facility. The ING credit facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300,000, with an option for the Company to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $100,000 of additional commitments. The ING credit facility provides for the issuance of letters of credit in an aggregate face amount not to exceed $25,000. The Company’s obligations under the ING credit facility are guaranteed by all of the Company’s subsidiaries, other than its special-purpose financing subsidiaries. The Company’s obligations under the ING credit facility are secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder other than the equity interests of its special-purpose financing subsidiaries.

As of September 30, 2016 and December 31, 2015, $81,286 and $34,625, respectively, was outstanding under the ING credit facility, which includes borrowings in Euro in an aggregate amount of €42,963 and €29,125, respectively. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $3,406 in connection with obtaining the ING credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of September 30, 2016, $573 of such deferred financing costs had yet to be amortized to interest expense.

For the three and nine months ended September 30, 2016 and 2015, the components of total interest expense for the ING credit facility were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Direct interest expense	$952	$164	$2,186	$2,057
Non-usage fees	212	686	1,050	996
Amortization of deferred financing costs	284	285	847	846

Total interest expense	$1,448	$1,135	$4,083	$3,899

F-47

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the nine months ended September 30, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the ING credit facility were as follows:

	Nine Months Ended September 30,
	2016	2015
Cash paid for interest expense(1)	$3,599	$2,654
Average borrowings under the facility	$102,464	$102,506
Effective interest rate on borrowings (including the effect of non-usage fees)	5.42%	11.51%
Weighted average interest rate (including the effect of non-usage fees)	4.15%	3.93%

(1)	Interest under the ING credit facility is paid at the end of each interest period in arrears for borrowings in Euro and quarterly in arrears for base rate borrowings.

JPM Financing

On July 21, 2011, through its two wholly-owned, special-purpose financing subsidiaries, Locust Street Funding LLC, or Locust Street, and Race Street Funding LLC, or Race Street, the Company entered into a debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, which has been subsequently amended from time to time. The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements. The Company and JPM most recently amended the financing arrangement on April 28, 2016 to, among other things, reduce the amount of outstanding available debt financing from $725,000 to $650,000.

Pursuant to the financing arrangement, the assets held by Locust Street secure the obligations of Locust Street under certain Class A Floating Rate Notes, or the Class A Notes, issued by Locust Street to Race Street pursuant to the Amended and Restated Indenture, dated as of September 26, 2012 and as supplemented by Supplemental Indenture No. 1, dated April 23, 2013, Supplemental Indenture No. 2, dated May 8, 2015, Supplemental Indenture No. 3, dated March 1, 2016, and Supplemental Indenture No. 4, dated April 28, 2016, in each case, with Citibank N.A., as trustee, or the Amended and Restated Indenture. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes issued by Locust Street remaining outstanding is $780,000. All principal and interest on the Class A Notes will be due and payable on the stated maturity date of April 15, 2024. Race Street has purchased all Class A Notes issued by Locust Street at a purchase price equal to their par value.

Race Street, in turn, has entered into an amended repurchase transaction with JPM pursuant to the terms of an amended and restated global master repurchase agreement, or the Amended and Restated Global Master Repurchase Agreement, and the related annex and amended and restated confirmation thereto, each dated as of April 28, 2016, or, collectively, the JPM Facility. Pursuant to the JPM Facility, JPM has purchased the $780,000 of Class A Notes held by Race Street for a purchase price equal to $650,000. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell the Class A Notes to JPM. The final repurchase transaction must occur no later than April 15, 2017. The repurchase price paid by Race Street to JPM for each repurchase of Class A Notes will be equal to the purchase price paid by JPM for the Class A Notes, plus interest thereon accrued at a fixed rate of 3.25% per annum. Race Street is permitted to reduce (based on certain thresholds during specific periods) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions, and any other reductions of the principal amount of Class A Notes, including upon an

F-48

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

event of default, are subject to breakage fees in an amount equal to the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

Pursuant to the financing arrangement, the assets held by Race Street secure the obligations of Race Street under the JPM Facility.

As of September 30, 2016 and December 31, 2015, Class A Notes in the aggregate principal amount of $780,000 and $960,000, respectively, had been purchased by Race Street from Locust Street and subsequently sold to JPM under the JPM Facility for aggregate proceeds of $650,000 and $800,000, respectively. The carrying amount outstanding under the JPM Facility approximates its fair value. The Company funded each purchase of Class A Notes by Race Street through a capital contribution to Race Street. As of September 30, 2016 and December 31, 2015, Race Street’s liability under the JPM Facility was $650,000 and $800,000, plus $4,577 and $5,633, respectively, of accrued interest expense. The Class A Notes issued by Locust Street and purchased by Race Street eliminate in consolidation on the Company’s financial statements.

As of September 30, 2016 and December 31, 2015, the fair value of assets held by Locust Street was $1,406,629 and $1,661,239, respectively, which included assets purchased by Locust Street with proceeds from the issuance of Class A Notes. As of September 30, 2016 and December 31, 2015, the fair value of assets held by Race Street was $679,012 and $817,593, respectively.

The Company incurred costs of $425 in connection with obtaining the JPM Facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the JPM Facility. As of September 30, 2016, all of the deferred financing costs have been amortized to interest expense.

For the three and nine months ended September 30, 2016 and 2015, the components of total interest expense for the JPM Facility were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Direct interest expense	$5,399	$6,644	$17,284	$21,436
Amortization of deferred financing costs	—	9	—	61

Total interest expense	$5,399	$6,653	$17,284	$21,497

For the nine months ended September 30, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the JPM Facility were as follows:

	Nine Months Ended September 30,
	2016	2015
Cash paid for interest expense(1)	$18,340	$22,493
Average borrowings under the facility	$698,723	$869,780
Effective interest rate on borrowings	3.25%	3.25%
Weighted average interest rate	3.25%	3.25%

(1)	Interest under the JPM Facility is paid quarterly in arrears.

F-49

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Amounts outstanding under the JPM Facility will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

4.000% Notes due 2019

On July 14, 2014, the Company and U.S. Bank National Association, or U.S. Bank, entered into an indenture, or the base indenture, and a first supplemental indenture thereto, or together with the base indenture and any supplemental indentures thereto, the indenture, relating to the Company’s issuance of $400,000 aggregate principal amount of its 4.000% notes due 2019, or the 4.000% notes.

The 4.000% notes will mature on July 15, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.000% notes bear interest at a rate of 4.000% per year, payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2015. The 4.000% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.000% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.000% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, or the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of September 30, 2016 and December 31, 2015, $400,000 of the 4.000% notes was outstanding. As of September 30, 2016, the fair value of the 4.000% notes was approximately $418,839. The Company incurred costs of $569 in connection with issuing the 4.000% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.000% notes. As of September 30, 2016, $311 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.000% notes, the Company has charged $5,608 of discount against the carrying amount of such notes. As of September 30, 2016, $3,124 of such discount had yet to be amortized to interest expense.

F-50

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the three and nine months ended September 30, 2016 and 2015, the components of total interest expense for the 4.000% notes were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Direct interest expense	$3,998	$4,021	$11,631	$11,992
Amortization of deferred financing costs and discount	311	311	926	930

Total interest expense	$4,309	$4,332	$12,557	$12,922

For the nine months ended September 30, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.000% notes were as follows:

	Nine Months Ended September 30,
	2016	2015
Cash paid for interest expense(1)	$16,000	$16,044
Average borrowings under the 4.000% notes	$400,000	$400,000
Effective interest rate on borrowings	4.00%	4.00%
Weighted average interest rate	4.00%	4.00%

(1)	Interest under the 4.000% notes is paid semi-annually in arrears.

4.250% Notes due 2020

On December 3, 2014, the Company and U.S. Bank entered into a second supplemental indenture to the base indenture relating to the Company’s issuance of $325,000 aggregate principal amount of its 4.250% notes due 2020, or the 4.250% notes.

The 4.250% notes will mature on January 15, 2020 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2015. The 4.250% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.250% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.250% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

F-51

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

As of September 30, 2016 and December 31, 2015, $325,000 of the 4.250% notes was outstanding. As of September 30, 2016, the fair value of the 4.250% notes was approximately $339,722. The Company incurred costs of $839 in connection with issuing the 4.250% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.250% notes. As of September 30, 2016, $540 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.250% notes, the Company has charged $4,115 of discount against the carrying amount of such notes. As of September 30, 2016, $2,644 of such discount had yet to be amortized to interest expense.

For the three and nine months ended September 30, 2016 and 2015, the components of total interest expense for the 4.250% notes were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Direct interest expense	$3,453	$3,515	$10,359	$10,436
Amortization of deferred financing costs and discount	244	244	726	730

Total interest expense	$3,697	$3,759	$11,085	$11,166

For the nine months ended September 30, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.250% notes were as follows:

	Nine Months Ended September 30,
	2016	2015
Cash paid for interest expense(1)	$13,812	$8,518
Average borrowings under the 4.250% notes	$325,000	$325,000
Effective interest rate on borrowings	4.25%	4.25%
Weighted average interest rate	4.25%	4.25%

(1)	Interest under the 4.250% notes is paid semi-annually in arrears.

4.750% Notes due 2022

On April 30, 2015, the Company and U.S. Bank entered into a third supplemental indenture to the base indenture relating to the Company’s issuance of $275,000 aggregate principal amount of its 4.750% notes due 2022, or the 4.750% notes.

The 4.750% notes will mature on May 15, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.750% notes bear interest at a rate of 4.750% per year payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2015. The 4.750% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.750% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

F-52

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.750% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.750% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of September 30, 2016 and December 31, 2015, $275,000 of the 4.750% notes was outstanding. As of September 30, 2016, the fair value of the 4.750% notes was approximately $286,146. The Company incurred costs of $469 in connection with issuing the 4.750% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.750% notes. As of September 30, 2016, $380 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.750% notes, the Company has charged $3,344 of discount against the carrying amount of such notes. As of September 30, 2016, $2,668 of such discount had yet to be amortized to interest expense.

For the three and nine months ended September 30, 2016 and 2015, the components of total interest expense for the 4.750% notes were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Direct interest expense	$3,266	$3,338	$9,797	$5,588
Amortization of deferred financing costs and discount	136	135	407	221

Total interest expense	$3,402	$3,473	$10,204	$5,809

For the nine months ended September 30, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.750% notes were as follows:

	Nine Months Ended September 30,
	2016	2015
Cash paid for interest expense(1)	$6,531	—
Average borrowings under the 4.750% notes(2)	$275,000	$275,000
Effective interest rate on borrowings	4.75%	4.75%
Weighted average interest rate(2)	4.75%	4.75%

(1)	Interest under the 4.750% notes is paid semi-annually in arrears.

(2)	For the nine months ended September 30, 2015, average borrowings under the 4.750% notes are calculated for the period from the date of issuance to September 30, 2015. The weighted average interest rate presented for periods of less than one year is annualized.

F-53

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Partial Loan Sale

Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the consolidated balance sheets and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated balance sheets. For these partial loan sales, the interest earned on the entire loan balance is recorded within interest income and the interest earned by the buyer in the partial loan sale is recorded within interest expense in the consolidated statements of operations.

As of September 30, 2016, the Company recognized a secured borrowing at fair value of $2,863 and the fair value of the loan that is associated with the secured borrowing was $14,907. The secured borrowing was the result of the Company’s completion of a partial sale of a senior secured loan associated with one portfolio company that did not meet the definition of a participating interest. As a result, sale treatment was not allowed and the partial loan sale was treated as a secured borrowing.

During the three and nine months ended September 30, 2016, there was a partial loan sale of $2,829 which was issued at a discount to par of $28, and no fundings on revolving and delayed draw secured borrowings or repayments on secured borrowings.

For the three and nine months ended September 30, 2016, the components of total interest expense for the secured borrowing were as follows:

	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2016
Direct interest expense	$27	$27
Amortization of discount	1	1

Total interest expense	$28	$28

For the nine months ended September 30, 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the secured borrowing were as follows:

Nine Months Ended September 30, 2016
Cash paid for interest expense(1)	—
Average secured borrowing(2)	$2,857
Effective interest rate on secured borrowing	5.50%
Weighted average interest rate(2)	5.50%

(1)	Interest under the secured borrowing is paid quarterly in arrears.

(2)	For the nine months ended September 30, 2016, average borrowings are calculated for the period from the date of issuance to September 30, 2016. The weighted average interest rate presented for periods of less than one year is annualized.

F-54

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FB Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 6 for a discussion of the Company’s unfunded commitments.

F-55

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights

The following is a schedule of financial highlights of the Company for the nine months ended September 30, 2016 and the year ended December 31, 2015:

	Nine Months Ended September 30, 2016 (Unaudited)	Year Ended December 31, 2015
Per Share Data:(1)
Net asset value, beginning of period	$9.10	$9.83
Results of operations(2)
Net investment income (loss)	0.64	1.10
Net realized and unrealized appreciation (depreciation) on investments and secured borrowing and gain/loss on foreign currency	0.35	(0.94)

Net increase (decrease) in net assets resulting from operations	0.99	0.16

Stockholder distributions(3)
Distributions from net investment income	(0.67)	(0.75)
Distributions from net realized gain on investments	—	(0.14)

Net decrease in net assets resulting from stockholder distributions	(0.67)	(0.89)

Capital share transactions
Issuance of common stock(4)	0.00	0.00

Net increase (decrease) in net assets resulting from capital share transactions	—	—

Net asset value, end of period	$9.42	$9.10

Per share market value, end of period	$9.47	$8.99

Shares outstanding, end of period	243,488,590	242,847,016

Total return based on net asset value(5)	10.88%	1.63%

Total return based on market value(6)	13.23%	(0.78)%

Ratio/Supplemental Data:
Net assets, end of period	$2,294,455	$2,208,928

Ratio of net investment income to average net assets(7)	7.07%	11.25%

Ratio of total operating expenses to average net assets(7)	7.17%	8.90%

Portfolio turnover(8)	16.88%	39.93%

Total amount of senior securities outstanding, exclusive of treasury securities	$1,734,143	$1,834,625

Asset coverage per unit(9)	2.32	2.20

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

F-56

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

(3)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock, as applicable, pursuant to the Company’s DRP. The issuance of common stock at a price that is greater than the net asset value per share results in an increase in net asset value per share. The per share impact of the Company’s DRP is an increase to the net asset value of less than $0.01 per share during the nine months ended September 30, 2016 and year ended December 31, 2015.

(5)	The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the period and dividing the total by the net asset value per share at the beginning of the period. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the Company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(6)	The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with the Company’s DRP. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of the Company’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

F-57

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

(7)	Weighted average net assets during the applicable period are used for this calculation. The following is a schedule of supplemental ratios for the nine months ended September 30, 2016 and year ended December 31, 2015:

	Nine Months Ended September 30, 2016 (Unaudited)	Year Ended December 31, 2015
Ratio of accrued capital gains incentive fees to average net assets	—	(0.89)%
Ratio of subordinated income incentive fees to average net assets	1.77%	2.59%
Ratio of interest expense to average net assets	2.51%	3.19%
Ratio of excise taxes to average net assets	—	0.26%

(8)	Portfolio turnover for the nine months ended September 30, 2016 is not annualized.

(9)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

Note 11. Subsequent Events

Term Loan Agreement and Termination of the JPM Repurchase Facility

On November 1, 2016, Locust Street entered into a Loan Agreement with JPM, as lender and Administrative Agent, Citibank, N.A., as Collateral Agent and Securities Intermediary, and Virtus Group, LP, as Collateral Administrator, or the Locust Street Term Loan Facility, pursuant to which JPM advanced $625,000 to Locust Street. The outstanding advances bear interest at a rate equal to LIBOR for a three-month interest period plus a spread of 2.6833% per annum. Interest is payable in arrears beginning on January 15, 2017 and each quarter thereafter. Under the Locust Street Term Loan Facility, Locust Street has agreed to prepay $200,000 of the aggregate principal amount of the advances on or before January 31, 2017, and thereafter all outstanding advances under the Locust Street Term Loan Facility will mature, and all accrued and unpaid interest thereunder, will be due and payable on November 1, 2020.

In connection with the Locust Street Term Loan Facility, the Company, Locust Street, Race Street and JPM terminated the JPM Facility by (i) effecting a redemption of the Class A Notes issued by Locust Street to Race Street pursuant to the Amended and Restated Indenture and (ii) terminating the Amended and Restated Global Master Repurchase Agreement.

F-58

PROSPECTUS

$1,500,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

We are a specialty finance company that invests primarily in the debt securities of private middle market U.S. companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investments and activities are managed by FB Income Advisor, LLC, or FB Advisor, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission, or the SEC, and is an affiliate of ours. FB Advisor has engaged GSO / Blackstone Debt Funds Management LLC, or GDFM, a registered investment adviser and a wholly-owned subsidiary of GSO Capital Partners LP, or GSO, to act as our investment sub-adviser.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $1,500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities”. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors or (3) under such circumstances as the SEC may permit. In June 2015, we obtained the approval of our stockholders to issue shares of common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month period beginning on the date of approval, expiring on June 22, 2016. At our annual stockholder meeting to be held on June 22, 2016, we are again seeking the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share for a twelve-month period following stockholder approval. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value” for more information.

Our common stock is traded on the New York Stock Exchange, LLC, or the NYSE, under the ticker symbol “FSIC”. The last reported closing price for our common stock on May 26, 2016 was $8.83 per share. The net asset value of our common stock on March 31, 2016 (the last date prior to the date of this prospectus for which we publicly disclosed our net asset value) was $8.82 per share.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in our securities may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 23 of this prospectus to read about the risks you should consider before buying our securities, including the risk of leverage.

This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. The contact information provided above may be used by you to make investor inquiries. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is June 3, 2016.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $1,500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close, or any day that the NYSE is closed for trading.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement when considering whether to purchase any securities offered by this prospectus. We have not authorized any other person to provide you with different information from that contained in this prospectus and accompanying prospectus supplements. The information contained in this prospectus and accompanying prospectus supplements is complete and accurate only as of the date of this prospectus or such prospectus supplement. If there is a material change in our affairs, we will amend or supplement these documents only as required by law.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand an offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our securities.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “FSIC” refer to FS Investment Corporation. In addition, the term “FB Advisor” refers to FB Income Advisor, LLC, the term “GDFM” refers to GSO / Blackstone Debt Funds Management LLC, a wholly-owned subsidiary of GSO Capital Partners LP, the term “GSO” refers to GSO Capital Partners LP, and the term “Blackstone” refers to The Blackstone Group L.P.

FS Investment Corporation

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation.” In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of March 31, 2016, we had total assets of approximately $4.0 billion.

We are managed by FB Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, which oversees the management of our operations and is responsible for making investment decisions with respect to our portfolio. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor. GDFM, a registered investment adviser under the Advisers Act, is a wholly-owned subsidiary of GSO, the credit platform of Blackstone, a leading global alternative asset manager and provider of financial advisory services. GSO is one of the world’s largest credit platforms in the alternative asset business with approximately $78.7 billion in assets under management as of March 31, 2016.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:

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utilizing the experience and expertise of the management teams of FB Advisor and GDFM, along with the broader resources of GSO, which include its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

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focusing primarily on debt investments in a broad array of private U.S. companies, including middle market companies, which we define as companies with annual revenues of $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies.

Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a nationally recognized statistical rating organization, or NRSRO, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc., or Moody’s, or lower than “BBB-” by Standard & Poor’s Ratings Services, or S&P). We also invest in non-rated debt securities.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of FB Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the U.S. Securities and Exchange Commission, or the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively our co-investment affiliates. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we are permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term).

Portfolio Update

During the three months ended March 31, 2016, we made investments in portfolio companies totaling approximately $55.6 million. During the same period, we sold investments for proceeds of approximately $65.8 million and received principal repayments of approximately $103.3 million. As of March 31, 2016, our investment portfolio, with a total fair value of approximately $3.9 billion (54% in first lien senior secured loans, 15% in second lien senior secured loans, 5% in senior secured bonds, 12% in subordinated debt, 2% in collateralized securities and 12% in equity/other), consisted of interests in 111 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $114.3 million. As of March 31, 2016, the debt investments in our portfolio were purchased at a weighted average price of 98.3% of par, and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), prior to leverage, was 9.6% based upon the amortized cost of our investments. For the three months ended March 31, 2016, our total return based on net asset value was (0.66)% and our total return based on market value was 4.45%.

During the year ended December 31, 2015, we made investments in portfolio companies totaling approximately $1.6 billion. During the same period, we sold investments for proceeds of approximately $607.4 million and received principal repayments of approximately $1.0 billion. As of December 31, 2015, our investment portfolio, with a total fair value of approximately $4.0 billion (54% in first lien senior secured loans, 15% in second lien senior secured loans, 6% in senior secured bonds, 11% in subordinated debt, 2% in collateralized securities and 12% in equity/other), consisted of interests in 114 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average EBITDA of approximately $113.2 million. As of December 31, 2015, the debt investments in our portfolio were purchased at a weighted average price of 98.3% of par, and our estimated gross portfolio yield, prior to leverage, was 9.8% based upon the amortized cost of our investments. For the year ended December 31, 2015, our total return based on net asset value was 1.63% and our total return based on market value was (0.50)%.

Our estimated gross portfolio yield may be higher than an investor’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield and total return based on net asset value do not represent actual investment returns to stockholders. Our estimated gross portfolio yield and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnotes 3 and 4 to the table included in “Selected Financial Data” for information regarding the calculation of our total return based on net asset value and total return based on market value, respectively.

About FB Advisor

FB Advisor is a subsidiary of our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings, a national sponsor of alternative investments designed for the individual investor. FB Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by substantially the same personnel that form the investment and operations teams of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC and FS Global Advisor, LLC. FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC are registered investment advisers that manage Franklin Square Holdings’ four other affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, respectively. FS Global Advisor, LLC is a registered investment adviser that manages Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. See “Risk Factors—Risks Related to FB Advisor, GDFM and their Respective Affiliates” and “Certain Relationships and Related Party Transactions.”

In addition to managing our investments, the managers, officers and other personnel of FB Advisor also currently manage the following entities through affiliated investment advisers:

Name	Entity	Investment Focus	Gross Assets(1)
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately-held U.S. companies in the energy and power industry.	$3,398,370
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,792,192
FS Investment Corporation III	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,226,369
FS Investment Corporation IV(2)	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$27,946
FS Global Credit Opportunities Fund(3)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$1,303,793

(1)	As of March 31, 2016, except FS Global Credit Opportunities Fund, which is presented as of December 31, 2015. Dollar amounts are presented in thousands.

(2)	FS Investment Corporation IV commenced investment operations on January 6, 2016.

(3)	Two funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—T and FS Global Credit Opportunities Fund—ADV, or together, the FSGCOF Offered Funds, which have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund. Two other funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, or together, the FSGCOF Closed Funds, which also have the same investment objectives and strategies as FS Global Credit Opportunities Fund, closed their respective continuous public offerings to new investors in April 2016.

Our chairman and chief executive officer, Michael C. Forman, has led FB Advisor since its inception. In 2007, he co-founded Franklin Square Holdings with the goal of delivering alternative investment solutions, advised by what Franklin Square Holdings believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FB Advisor, Mr. Forman currently serves as chairman, president and chief executive officer of FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FSIC IV Advisor, LLC, FS Investment Corporation IV, FS Global Advisor, LLC, FS Global Credit Opportunities Fund, the FSGCOF Offered Funds and the FSGCOF Closed Funds.

FB Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. We believe that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FB Advisor’s management team, will allow FB Advisor to successfully execute our investment strategy.

All investment decisions require the unanimous approval of FB Advisor’s investment committee, which is currently comprised of Mr. Forman, Gerald F. Stahlecker, Zachary Klehr and Sean Coleman. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews our amended and restated investment advisory agreement, dated July 17, 2014, or the July 2014 investment advisory agreement, and the investment sub-advisory agreement, dated April 13, 2008, or the investment sub-advisory agreement, that FB Advisor has entered into with GDFM to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.

About GDFM

From time to time, FB Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FB Advisor believes will aid it in achieving our investment objectives. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor. GDFM also serves as the investment sub-adviser to FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV. Furthermore, GDFM’s parent, GSO, serves as the investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

GDFM is a wholly-owned subsidiary of GSO. GSO is the credit platform of Blackstone, a leading global alternative asset manager. As of March 31, 2016, GSO and its affiliates, excluding Blackstone, managed approximately $78.7 billion of assets across multiple strategies and investment types within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As investment sub-adviser, GDFM makes recommendations to FB Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $343.7 billion as of March 31, 2016. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly-traded limited partnership that has common units which trade on the NYSE, under the ticker symbol “BX.” Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov. Information contained on Blackstone’s website and in Blackstone’s filings with the SEC is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

Risk Factors

An investment in our securities involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in our securities. The following are some of the risks an investment in us involves:

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We invest primarily in senior secured loans, second lien secured loans and senior secured bonds of private middle market U.S. companies and, to a lesser extent, subordinated debt and selected equity investments issued by private U.S. companies. There is no limit on the amount of subordinated debt and selected equity investments in which we may invest. For our senior secured debt investments, the collateral pledged may decrease in value or lose its entire value over time, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, which may lead to a loss in principal. In addition, collateral is generally only available to satisfy second lien debt after senior secured debt is paid in full, which may also lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. In addition, our senior secured and second lien secured loan investments are generally callable by the issuer at any time, which may decrease our returns on such investments. Our subordinated debt investments typically have customary call protections, but such investments generally may be called by the issuer prior to their stated maturity, which may decrease our returns on such investments.

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We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

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We are subject to financial market risks, including risks resulting from the current low interest rate environment and changes in such interest rates, which may have a substantial negative impact on our investments.

•	Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

•	An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

•	A lack of liquidity in certain of our investments may adversely affect our business.

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A significant portion of our portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

•	Future disruptions or instability in capital markets could have a materially adverse effect on our business, financial condition and results of operations.

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Uncertainty with respect to the financial stability of the United States and several countries in the European Union could have a significant adverse effect on our business, financial condition and results of operations.

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FB Advisor, GDFM and their affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our investors.

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The potential for FB Advisor to earn incentive fees under the July 2014 investment advisory agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, FB Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since GDFM receives a portion of the advisory fees paid to FB Advisor, GDFM may have an incentive to recommend investments that are riskier or more speculative.

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As a result of the annual distribution requirement to maintain our ability to be subject to tax as a RIC, we will likely need to continually raise cash or borrow to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

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The agreements governing our and our wholly-owned financing subsidiaries’ financing arrangements contain various covenants which, if not complied with, could accelerate repayment under the applicable arrangement, which would materially and adversely affect our liquidity, financial condition and our ability to pay distributions to our stockholders. In addition, these financing arrangements expose us to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.

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We have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes. Failure to maintain our qualification as a RIC would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance.

See “Risk Factors” beginning on page 23 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates often offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt also provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., holders are due to receive payment before junior creditors and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before junior creditors, such as most types of unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.

The chart below illustrates examples of the collateral used to secure senior secured and second lien secured debt.

Source: Moody’s Investors Service, Inc.

Opportunity in Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market. According to The U.S. Census Bureau, in its 2012 economic census, there were approximately 42,600 middle market companies in the United States with annual revenues between $50 million and $2.5 billion, compared with approximately 1,350 companies with revenues greater than $2.5 billion. These middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle market companies have generated a significant number of investment opportunities for us and investment programs managed by our affiliates and GDFM over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited Investment Competition. Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to middle market companies. As tracked by S&P Capital IQ LCD, U.S. banks’ share of senior secured loans to middle market companies represented 7% of overall middle market loan volume in 2015, up slightly from 4% in 2014 and down from nearly 20% in 2011. We believe this trend of reduced middle market lending by financial institutions may continue as increased regulatory scrutiny as well as other regulatory changes may further reduce banks’ lending activities and may serve to reduce further the role banks play in providing capital to middle market companies.

In addition, regulatory uncertainty regarding CLOs may limit financing available to middle market companies. Risk retention and certain limitations placed on some banks’ ability to hold CLO securities may also inhibit future CLO creation and future lending to middle market companies. CLOs represented 61.2% of the institutional investor base for broadly syndicated loans in 2015, as tracked by S&P Capital IQ LCD, and any decline in the formation of new CLOs will likely have broad implications for the senior secured loan marketplace and for middle market borrowers.

We also believe that lending and originating new loans to middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle market companies, and thus we believe that attractive investment opportunities are often overlooked. In addition, middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle market companies.

Attractive Market Segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of private middle market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of most of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, our directly originated investments generally will not be traded on any secondary market and a trading market for such investments may not develop. These securities may also be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors. See “Risk Factors—Risks Related to Our Investments—An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.”

Investment Strategy

Our principal focus is to invest in senior secured and second lien secured loans of private middle market U.S. companies, and to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

•

Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

•

Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

•

Proven management teams. We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with ours.

•

Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. FB Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protections for our investments.

•

Allocation among various issuers and industries. We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

•

Viable exit strategy. While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

See “Investment Objectives and Strategy” for additional information regarding our investment strategy.

In addition, in an order dated June 4, 2013, the SEC granted exemptive relief that, subject to the satisfaction of certain conditions, expands our ability to co-invest in certain privately negotiated investment transactions with our co-investment affiliates, which we believe has and may continue to enhance our ability to further our investment objectives and strategy.

Potential Competitive Strengths

We believe that we offer investors the following potential competitive strengths:

Global platform with seasoned investment professionals. We believe that the breadth and depth of the experience of FB Advisor’s senior management team, together with the wider resources of GSO’s investment team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, as well as the specific expertise of GDFM, provide us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

GDFM transaction sourcing capability. FB Advisor seeks to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “Regulation,” and the allocation policies of GDFM and its affiliates, as applicable, also through GSO’s direct origination channels. GDFM also relies on its relationships with private equity sponsors, investment banks and commercial banks to source investment opportunities. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us. GDFM also has a significant trading platform, which, we believe, allows us access to the secondary market for investment opportunities.

Disciplined, income-oriented investment philosophy. FB Advisor and GDFM employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure. FB Advisor and GDFM believe that their broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

See “Investment Objectives and Strategy—Potential Competitive Strengths” for a more detailed description of the competitive strengths we believe we offer our investors.

Plan of Distribution

We may offer, from time to time, up to $1.5 billion of our securities, on terms to be determined at the time of each such offering and set forth in a supplement to this prospectus.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. Supplements to this prospectus relating to specific offerings will identify any agents or underwriters involved in the applicable sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the terms of the particular securities to be offered and the method of the offering of such securities. See “Plan of Distribution” for more information.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use substantially all of the proceeds from a sale of our securities, net of expenses, for general corporate purposes, which may include, among other things, making investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus or repaying indebtedness. See “Use of Proceeds” for information regarding our outstanding borrowings as of March 31, 2016, the corresponding interest rate charged on such borrowings as of that date and the length of time that it may take us to invest any proceeds in new or existing portfolio companies. Pending investment of the proceeds raised in an offering, we intend to invest the net proceeds primarily in cash, cash equivalents or short-term securities consistent with our BDC election and our election for taxation as a RIC.

Sales of Common Stock Below Net Asset Value

In June 2015, we obtained the approval of our stockholders to issue shares of common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month period beginning on the date of approval, expiring on June 22, 2016. At our annual stockholder meeting to be held on June 22, 2016, we are again seeking the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share for a twelve-month period following stockholder approval. See “Sales of Common Stock Below Net Asset Value” for more information.

Advisory Fees

On July 17, 2014, we entered into the July 2014 investment advisory agreement with FB Advisor. The July 2014 investment advisory agreement amended and restated the investment advisory agreement between us and FB Advisor, dated April 16, 2014, or the April 2014 investment advisory agreement, which amended and restated the investment advisory and administrative services agreement between us and FB Advisor, dated February 12, 2008 (as amended on August 5, 2008), or the 2008 investment advisory and administrative services agreement.

Pursuant to the July 2014 investment advisory agreement, FB Advisor is entitled to an annual base management fee based on the average value of our gross assets and an incentive fee based on our performance. FB Advisor shares a portion of these fees with GDFM pursuant to the investment sub-advisory agreement.

The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 1.75% of the average value of our gross assets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on our net assets, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of our pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of the value of our net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of our pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the July 2014 investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. We accrue for the capital gains incentive fee, which, if earned, is paid annually. We accrue the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.

Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the July 2014 investment advisory agreement and the investment sub-advisory agreement that FB Advisor has entered into with GDFM to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.

See “Investment Advisory Agreement—Overview of GDFM” for a description of the investment sub-advisory agreement and the fees payable to GDFM by FB Advisor pursuant to such agreement.

Administration

On April 16, 2014, we entered into an administration agreement, or the administration agreement, with FB Advisor relating to the administrative services previously provided by FB Advisor to us under the 2008 investment advisory and administrative services agreement. The administration agreement became effective upon the listing of our common stock on the NYSE. Pursuant to the administration agreement, FB Advisor is reimbursed for administrative expenses it incurs on our behalf. See “Administrative Services.”

Conflicts of Interest

FB Advisor, GDFM and certain of their affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•

The managers, officers and other personnel of FB Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and FS Global Credit Opportunities Fund;

•

The compensation payable by us to FB Advisor and other affiliates is approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

•

We may compete with certain affiliates for investments, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and FS Global Credit Opportunities Fund, subjecting FB Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

•

Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, FB Advisor and GDFM receive base management fees in connection with the management of our portfolio and may receive incentive fees in connection with the sale of our portfolio companies;

•

The personnel of GDFM allocate their time between assisting FB Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with GDFM’s role as investment sub-adviser to FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV;

•

We may compete with other funds managed by affiliates of GDFM for investment opportunities, subjecting GDFM and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to FB Advisor;

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which FB Advisor or GDFM provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

•

FB Advisor, GDFM and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;

•

GSO and its affiliates may have existing business relationships or access to material, non-public information that would prevent GDFM from recommending certain investment opportunities that would otherwise fit within our investment objectives;

•

FB Advisor, GDFM and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with us or may require substantial time and resources of FB Advisor and GDFM. Affiliates of GDFM, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GDFM have no obligation to make their originated investment opportunities available to us;

•

To the extent permitted by the 1940 Act and SEC staff interpretations, and subject to the allocation policies of FB Advisor, GDFM and any of their respective affiliates, as applicable, FB Advisor, GDFM and any of their respective affiliates may determine it is appropriate for us and one or more other investment accounts managed by FB Advisor, GDFM or any of their respective affiliates to participate in an investment opportunity. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, FB Advisor and/or GDFM, as applicable, will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate;

•

The entities in which we invest may be counterparties or participants in agreements, transactions or other arrangements with portfolio companies of other investment funds managed by GDFM that, although GDFM determines to be consistent with the requirements of such investment funds’ governing agreements, may not have otherwise been entered into but for the affiliation with GDFM, and which may involve fees and/or servicing payments to GDFM-affiliated entities, subject to applicable law. For example, GDFM may offer portfolio companies of its investment funds, including our portfolio companies, the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a GDFM affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company; and

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Employees of GDFM may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, GDFM may receive directors’ fees or other similar compensation. Such amounts, which have not been, and are not expected to be, material, will not be passed through to us.

Distributions on Common Stock

Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of our common stock are issued to such stockholder. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.”

Dividends on Preferred Stock

We may issue preferred stock from time to time, although we have no immediate intention to do so. Any such preferred stock will be a senior security for purposes of the 1940 Act and, accordingly, subject to the leverage test under that Act. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from weekly to quarterly and is subject to extension. The dividend rate could be variable and determined for each dividend period.

Distribution Reinvestment Plan

We have adopted an “opt out” distribution reinvestment plan, or our distribution reinvestment plan, which provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution.

Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our distribution reinvestment plan. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock.

If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “Distributions” and “Distribution Reinvestment Plan” for more information.

Taxation

We have elected to be subject to tax as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute each tax year as distributions to our stockholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each tax year, distributions generally of an amount at least equal to 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid, or the annual distribution requirement. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. We maintain a website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “FS Investment Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)
Sales load(1)	—%
Offering expenses(2)	—%
Distribution reinvestment plan expenses(3)	None
Total stockholder transaction expenses	—%

Annual expenses (as a percentage of average net assets attributable to common stock)(4)
Base management fee(5)	3.28%
Incentive fees payable under the investment advisory agreement(6)	2.28%
Interest payments on borrowed funds(7)	3.53%
Other expenses(8)	0.72%
Total annual expenses(9)	9.81%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The estimated expenses associated with our distribution reinvestment plan are included in “Other expenses.” See “Distribution Reinvestment Plan.”

(4)	“Average net assets attributable to common stock” equals our average net assets of $2.2 billion for the three months ended March 31, 2016.

(5)	Our base management fee under the July 2014 investment advisory agreement is payable quarterly in arrears and is calculated at an annual rate of 1.75% of the average value of our gross assets, which are assumed to equal 187.28% of our average net assets as described in Note 4 above. The base management fee shown in the table above is higher than 1.75% because the base management fee in the table is required to be calculated as a percentage of our average net assets, rather than gross assets. See “Investment Advisory Agreement—Overview of FB Advisor—Advisory Fees” for a full explanation of how this base management fee is calculated.

(6)	The incentive fee in the July 2014 investment advisory agreement consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on our net assets, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. The amount in the table above assumes that the subordinated incentive fee on income will be 2.28% of average net assets. This figure is based on the actual subordinated incentive fees on income accrued for the three months ended March 31, 2016 and assumes that such amount represents the subordinated incentive fees on income that will be payable over the twelve months following March 31, 2016. The actual subordinated incentive fee on income as a percentage of our average net assets for the twelve months following March 31, 2016 may be higher than this amount.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the July 2014 investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The amount in the table assumes that there is no incentive fee on capital gains and is based on the net unrealized depreciation as of March 31, 2016. Such amounts are expressed as a percentage of the average net assets as of such date. See “Investment Advisory Agreement—Overview of FB Advisor—Advisory Fees” for a full explanation of how this incentive fee is calculated.

(7)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a discussion of our financing arrangements.

The figure in the table assumes we borrow the full amount available under each financing facility as of March 31, 2016 and that the annualized weighted average borrowing costs under the financing facilities, including amortized costs and expenses, is 3.79%. Because the total assumed borrowing ($2.0 billion) represents 93.17% of our average net assets for the three months ended March 31, 2016 ($2.2 billion), the borrowing cost as a percentage of net assets set forth in the table above is 3.53% (or 93.17% of 3.79%).

(8)	Other expenses include accounting, legal and auditing fees and excise and state taxes, as well as the reimbursement of the compensation of administrative personnel and fees payable to our directors who do not also serve in an executive officer capacity for us or FB Advisor. The amount presented in the table reflects actual amounts incurred during the three months ended March 31, 2016.

(9)	“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “total annual expenses” percentage were calculated instead as a percentage of total assets, our “total annual expenses” would be 5.29% of total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. Transaction expenses are not included in the following example. In the event that shares of common stock are sold to or through underwriters or agents, a corresponding prospectus supplement will restate this example to reflect the applicable sales load. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return (none of which is subject to our incentive fee on capital gains):	$74	$217	$353	$664
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return resulting entirely from net realized capital gains (all of which is subject to our incentive fee on capital gains):	$84	$243	$390	$717

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Because the example assumes, as required by the SEC, a 5.0% annual return, no subordinated incentive fee on income would be accrued and payable in any of the indicated time periods. Our performance will vary and may result in a return greater or less than 5.0%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, reinvestment of distributions under our distribution reinvestment plan may occur at a price per share that differs from the then-current net asset value per share. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

SELECTED FINANCIAL DATA

You should read this selected consolidated financial data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included elsewhere in this prospectus. The selected financial data as of and for the three months ended March 31, 2016 and 2015 has been derived from our unaudited financial statements and the selected financial data as of and for the years ended December 31, 2015, 2014, 2013, 2012 and 2011 has been derived from our audited consolidated financial statements.

Dollar amounts are presented in thousands, except for per share data.

	Three Months Ended March 31, (Unaudited)		Year Ended December 31,
	2016	2015	2015	2014	2013	2012	2011
Statements of operations data:
Investment income	$103,063	$108,635	$474,797	$464,819	$474,566	$303,222	$115,484
Operating expenses
Total expenses and excise taxes	53,125	56,986	209,707	225,648	229,590	169,315	44,120
Less: Management fee waiver	—	—	—	(2,837)	—	—	—

Net expenses and excise taxes	53,125	56,986	209,707	222,811	229,590	169,315	44,120

Net investment income (loss)	49,938	51,649	265,090	242,008	244,976	133,907	71,364
Total net realized and unrealized gain (loss) on investments	$(62,035)	$18,777	(226,705)	(47,227)	20,864	196,292	(17,894)

Net increase (decrease) in net assets resulting from operations	$(12,097)	$70,426	$38,385	$194,781	$265,840	$330,199	$53,470

Per share data:
Net investment income (loss)—basic and diluted(1)	$0.21	$0.21	$1.10	$0.97	$0.96	$0.59	$0.76

Net increase (decrease) in net assets resulting from operations—basic and diluted(1)	$(0.05)	$0.29	$0.16	$0.78	$1.04	$1.45	$0.57

Distributions declared(2)	$0.22	$0.22	$0.89	$1.08	$0.83	$0.86	$0.91

Balance sheet data:
Total assets	$3,992,829	$4,364,352	$4,149,663	$4,354,886	$4,444,577	$4,346,753	$2,144,225

Credit facilities, notes and repurchase agreement payable	$1,746,686	$1,849,005	$1,822,899	$1,863,827	$1,673,682	$1,649,713	$554,286

Total net assets	$2,142,738	$2,385,712	$2,208,928	$2,366,986	$2,640,992	$2,511,738	$1,498,892

Other data:
Total return based on net asset value(3)	(0.66)%	2.95%	1.63%	7.17%	10.43%	15.83%	8.93%
Total return based on market value(4)	4.45%	4.33%	(0.50)%	5.35%	—%	—%	—%
Number of portfolio company investments at period end	111	110	114	118	165	263	183
Total portfolio investments for the period	$55,617	$191,510	$1,647,620	$2,178,075	$2,641,733	$3,863,334	$1,978,499
Proceeds from sales and prepayments of investments	$169,128	$237,355	$1,625,520	$2,121,939	$2,510,887	$1,971,447	$858,661

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(3)

The total return based on net asset value for each year presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of our future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rates payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on our investment portfolio during the applicable period and do not represent an actual return to stockholders.

(4)	The total return based on market value for the three months ended March 31, 2016 and 2015 was calculated by taking the respective closing price of our shares on the NYSE on March 31, 2016 and 2015, adding the respective cash distributions per share that were declared during the three months ended March 31, 2016 and 2015 and dividing the total by $8.99 and $9.93, respectively, the closing price of our shares on the NYSE on December 31, 2015 and 2014, respectively. The total return based on market value for the year ended December 31, 2015 was calculated by taking the closing price of our shares on the NYSE on December 31, 2015, adding the cash distributions per share that were declared during the year ended December 31, 2015 and dividing the total by $9.93, the closing price of our shares on the NYSE on December 31, 2014. The total return based on market value for the year ended December 31, 2014 was calculated by taking the closing price of our shares on the NYSE on December 31, 2014, adding the cash distributions per share that were declared during the period from April 16, 2014 to December 31, 2014 and dividing the total by $10.25, the closing price of our shares on the NYSE on April 16, 2014 (the first day the shares began trading on the NYSE). Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. The historical calculation of total return based on market value in the table should not be considered a representation of our future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and the applicable prospectus supplement, you should consider carefully the following information before making an investment in our securities. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value and market price of our common stock could decline or the value of our preferred stock, warrants, subscription rights or debt securities may decline, and investors may lose all or part of their investment.

Risks Related to Economic Conditions

Future disruptions or instability in capital markets could negatively impact the valuation of our investments and our ability to raise capital.

From time to time, the global capital markets may experience periods of disruption and instability, which could be prolonged and which could materially and adversely impact the broader financial and credit markets, have a negative impact on the valuations of our investments and reduce the availability to us of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. More recently, the macroeconomic environment, including concerns regarding the Chinese economy, declines in commodity prices and increasing volatility, has led to, and may continue to lead to, decreased prices in the broadly syndicated credit market as investors re-price credit risk.

While most of our investments are not publicly-traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period, which could result in significant reductions to our net asset value for the period. With certain limited exceptions, we are only allowed to borrow amounts or issue debt securities if our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. Equity capital may also be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. If we are unable to raise capital or refinance existing debt on acceptable terms, then we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes.

Uncertainty with respect to the financial stability of the United States and several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+,” which was affirmed by S&P in June 2015. Moody’s and Fitch Ratings, Inc. have also warned that they may downgrade the U.S. federal government’s credit rating. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. The U.S. government has on several occasions adopted legislation to suspend the federal debt ceiling to allow the U.S. Treasury Department to issue additional debt. Further downgrades or warnings by S&P or other rating agencies, and the U.S. government’s credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. Furthermore, in February 2014, the Federal Reserve began scaling back its bond-buying program, or quantitative easing, which it ended in October 2014. Quantitative easing was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, showed signs of improvement. The Federal Reserve also raised interest rates during the fourth quarter of 2015. It is unclear what effect, if any, the end of quantitative easing, future interest rate raises, if any, and the pace of any such raises will have on the value of our investments or our ability to access the debt markets on favorable terms.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. In January 2012, S&P lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P further lowered its long-term sovereign credit rating for Spain. While the financial stability of such countries has improved, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of U.S. and European financial institutions. Market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, could negatively impact the global economy, and there can be no assurance that assistance packages will be available, or if available, will be sufficient to stabilize countries and markets in Europe. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, or other credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

Future economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our debt investments. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and net asset value. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results. Economic downturns or recessions may also result in a portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders, which could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

A prolonged continuation of depressed oil and natural gas prices could negatively impact the energy and power industry and energy-related investments within our investment portfolio.

A prolonged continuation of depressed oil and natural gas prices would adversely affect the credit quality and performance of certain of our debt and equity investments in energy and power and related companies. A decrease in credit quality and performance would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our net asset value. Should a prolonged period of depressed oil and natural gas prices occur, the ability of certain of our portfolio companies in the energy and power and related industries to satisfy financial or operating covenants imposed by us or other lenders may be adversely affected, which could, in turn, negatively impact their financial condition and their ability to satisfy their debt service and other obligations. Likewise, should a prolonged period of depressed oil and natural gas prices occur, it is possible that the cash flow and profit generating capacity of these portfolio companies could also be adversely affected thereby negatively impacting their ability to pay us dividends or distributions on our investments.

Risks Related to Our Business and Structure

Our ability to achieve our investment objectives depends on FB Advisor’s and GDFM’s ability to manage and support our investment process and if either our agreement with FB Advisor or FB Advisor’s agreement with GDFM were to be terminated, or if either FB Advisor or GDFM lose any members of their respective senior management teams, our ability to achieve our investment objectives could be significantly harmed.

Because we have no employees, we depend on the investment expertise, skill and network of business contacts of FB Advisor and GDFM. FB Advisor, with the assistance of GDFM, evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of FB Advisor and GDFM, as well as their respective senior management teams. The departure of any members of FB Advisor’s senior management team could have a material adverse effect on our ability to achieve our investment objectives. Likewise, the departure of any key employees of GDFM or termination of key industry relationships may impact its ability to render services to us under the terms of its investment sub-advisory agreement with FB Advisor.

Our ability to achieve our investment objectives depends on FB Advisor’s ability, with the assistance of GDFM, to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. FB Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, FB Advisor may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. FB Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

In addition, each of the July 2014 investment advisory agreement and administration agreement that FB Advisor has entered into with us, as well as the investment sub-advisory agreement that FB Advisor has entered into with GDFM, have termination provisions that allow the parties to terminate the agreements without penalty. The July 2014 investment advisory agreement and administration agreement may each be terminated at any time, without penalty, by FB Advisor, upon 60 days’ notice to us. The investment sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by GDFM or, if our board of directors or the holders of a majority of our outstanding voting securities determine that the investment sub-advisory agreement with GDFM should be terminated, by FB Advisor. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace FB Advisor or for FB Advisor to replace GDFM. Furthermore, the termination of either of these agreements may adversely impact the terms of any financing arrangement into which we may enter, which could have a material adverse effect on our business and financial condition.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of FB Advisor and GDFM to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

If FB Advisor or GDFM fails to maintain its existing relationships with private equity sponsors, investment banks and commercial banks on which they rely to provide us with potential investment opportunities, or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom FB Advisor and GDFM have relationships generally are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us. GDFM may compensate certain brokers or other financial services firms out of its own profits or revenues for services provided in connection with the identification of appropriate investment opportunities.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and CLO funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in middle market private U.S. companies. As a result of these new entrants, competition for investment opportunities in middle market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. Moreover, we have significant investment flexibility within our investment strategies. Therefore, we may invest our assets in ways with which investors may not agree. We also cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay stockholders distributions and cause them to lose all or part of their investment.

Changes in laws or regulations governing our operations or the operations of our business partners may adversely affect our business or cause us to alter our business strategy.

We, our portfolio companies and our business partners are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, potentially with retroactive effect. In particular, over the last several years there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. New legislation, interpretations, rulings or regulations could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, any changes to the laws and regulations governing our operations, including with respect to permitted investments, may cause us to alter our investment strategy to avail ourselves of new or different opportunities or make other changes to our business. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of FB Advisor and GDFM to other types of investments in which FB Advisor and GDFM may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of a stockholder’s investment.

The impact on us of recent financial reform legislation, including the Dodd-Frank Act, is uncertain.

In light of recent conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of recent financial reform legislation, these changes could be materially adverse to us and our stockholders.

Future legislation may allow us to incur additional leverage.

As a BDC, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Legislation was previously introduced in the U.S. House of Representatives that proposed a modification of this section of the 1940 Act to permit an increase in the amount of debt that BDCs could incur by modifying the percentage from 200% to 150%. Similar legislation may be reintroduced and may pass that permits us to incur additional leverage under the 1940 Act. As a result, we may be able to incur additional indebtedness in the future, and, therefore, the risk of an investment in us may increase.

Future legislation or rules could modify how we treat derivatives and other financial arrangements for purposes of our compliance with the leverage limitations of the 1940 Act.

Future legislation or rules may modify how we treat derivatives and other financial arrangements for purposes of our compliance with the leverage limitations of the 1940 Act. For example, the SEC proposed a new rule in December 2015 that is designed to enhance the regulation of the use of derivatives by registered investments companies and BDCs. The proposed rule, if adopted, or any future legislation or rules, may modify how leverage is calculated under the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to us under the 1940 Act, which may be materially adverse to us and our stockholders.

As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC and the listing standards of the NYSE. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. In particular, our management is required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. Section 404 of the Sarbanes-Oxley Act also generally requires an attestation from our independent registered public accounting firm on the effectiveness of our internal control over financial reporting.

We incur significant expenses in connection with our compliance with the Sarbanes-Oxley Act and other regulations applicable to public companies, which may negatively impact our financial performance and our ability to make distributions. Compliance with such regulations also requires a significant amount of our management’s time and attention. For example, we cannot be certain as to the timing of the completion of our Sarbanes-Oxley mandated evaluations, testings and remediation actions, if any, or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting are or will be deemed effective in the future. In the event that we are unable to maintain an effective system of internal control and maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

If we, our affiliates and our and their respective third-party service providers are unable to maintain the availability of electronic data systems and safeguard the security of data, our ability to conduct business may be compromised, which could impair our liquidity, disrupt our business, damage our reputation or otherwise adversely affect our business.

Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. We, our affiliates and our and their respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while we have not experienced any material losses relating to cyber attacks or other information security breaches, we could suffer such losses in the future. Our, our affiliates and our and their respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in our operations or the operations of our affiliates and our and their respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Risks Related to FB Advisor, GDFM and their respective Affiliates

FB Advisor, GDFM and their respective affiliates, including our officers and some of our directors, face conflicts of interest as a result of compensation arrangements between us and FB Advisor, and FB Advisor and GDFM, which could result in actions that are not in the best interests of our stockholders.

FB Advisor, GDFM and their respective affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay to FB Advisor an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the average value of our gross assets, and FB Advisor shares a portion of these fees with GDFM pursuant to the investment sub-advisory agreement between FB Advisor and GDFM. Because the incentive fee is based on the performance of our portfolio, FB Advisor may be incentivized to make investments on our behalf, and GDFM may be incentivized to recommend investments for us to FB Advisor, that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage FB Advisor to use leverage to increase the return on our investments. In addition, because the base management fee is based upon the average value of our gross assets, which includes any borrowings for investment purposes, FB Advisor may be incentivized to recommend the use of leverage or the issuance of additional equity to make additional investments and increase the average value of our gross assets. Under certain circumstances, the use of leverage may increase the likelihood of default, which could disfavor holders of our common stock. Our compensation arrangements could therefore result in our making riskier or more speculative investments, or relying more on leverage to make investments, than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns.

We may be obligated to pay FB Advisor incentive compensation on income that we have not received.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. FB Advisor is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received. See “Investment Advisory Agreement.”

For U.S. federal income tax purposes, we are required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which we do not receive a corresponding payment in cash. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

There may be conflicts of interest related to obligations FB Advisor’s and GDFM’s senior management and investment teams have to our affiliates and to other clients.

The members of the senior management and investment teams of both FB Advisor and GDFM serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by the same personnel. For example, the officers, managers and other personnel of FB Advisor also serve in similar capacities for the investment advisers to Franklin Square Holdings’ four other affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, and Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on FB Advisor to manage our day-to-day activities and to implement our investment strategy. FB Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FB Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of other entities affiliated with Franklin Square Holdings. FB Advisor and its employees will devote only as much of its or their time to our business as FB Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

Furthermore, GDFM, on which FB Advisor relies to assist it in identifying investment opportunities and making investment recommendations, has similar conflicts of interest. GDFM or its parent, GSO, serves as investment sub-adviser to Franklin Square Holdings’ four other affiliated BDCs and Franklin Square Holdings’ affiliated closed-end management investment company. GDFM, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GDFM and its affiliates are not restricted from forming additional investment vehicles, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. Also, in connection with such business activities, GDFM and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time, effort and ability of the members of GDFM, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of GDFM and its affiliates. See “Prospectus Summary—Conflicts of Interest,” “Certain Relationships and Related Party Transactions” and “Sub-Adviser Conflicts of Interest” for a more detailed discussion of these actual and potential conflicts of interest.

The time and resources that individuals employed by FB Advisor and GDFM devote to us may be diverted and we may face additional competition due to the fact that individuals employed by FB Advisor and GDFM are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Neither FB Advisor nor GDFM, or individuals employed by FB Advisor or GDFM, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we are permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term). Affiliates of GDFM, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GDFM have no obligation to make their originated investment opportunities available to GDFM or to us.

FB Advisor’s liability is limited under each of the July 2014 investment advisory agreement and our administration agreement, and we are required to indemnify it against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.

Pursuant to each of the July 2014 investment advisory agreement and our administration agreement, FB Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor will not be liable to us for their acts under the July 2014 investment advisory agreement or our administration agreement, as applicable, absent willful misfeasance, bad faith or gross negligence in the performance of their duties. We have agreed to indemnify, defend and protect FB Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor with respect to all damages, liabilities, costs and expenses resulting from acts of FB Advisor not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties under the July 2014 investment advisory agreement or our administration agreement, as applicable. These protections may lead FB Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account. See “Investment Advisory Agreement” and “Administrative Services.”

Risks Related to Business Development Companies

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We are uncertain of our sources for funding our future capital needs and if we cannot obtain debt or equity financing on acceptable terms, or at all, our ability to acquire investments and to expand our operations will be adversely affected.

Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. We may also need to access the capital markets to refinance existing debt obligations to the extent maturing obligations are not repaid with cash flows from operations. In order to maintain RIC tax treatment, we must distribute distributions to our stockholders each tax year on a timely basis generally of an amount at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, and the amounts of such distributions will therefore not be available to fund investment originations or to repay maturing debt. In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. In the event that we develop a need for additional capital in the future for investments or for any other reason, and we cannot obtain debt or equity financing on acceptable terms, or at all, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to allocate our portfolio among various issuers and industries and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would subject us to substantially more regulatory restrictions and significantly decrease our operating flexibility.

Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of our need to satisfy the annual distribution requirement in order to maintain RIC tax treatment under Subchapter M of the Code, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined in the 1940 Act, including issuing preferred stock, borrowing money from banks or other financial institutions, or issuing debt securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue certain other types of securities is also limited. Under the 1940 Act, we are also generally prohibited from issuing or selling our common stock at a price per share, after deducting underwriting commissions, that is below our net asset value per share, without first obtaining approval for such issuance from our stockholders and our independent directors. Compliance with these limitations on our ability to raise capital may unfavorably limit our investment opportunities. These limitations may also reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend.

In addition, because we incur indebtedness for investment purposes, if the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit us from paying distributions and, as a result, could cause us to be subject to corporate-level tax on our income and capital gains, regardless of the amount of distributions paid. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons to the extent not covered by the exemptive relief, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by FB Advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

Our investments in senior secured loans, second lien secured loans, senior secured bonds, subordinated debt and equity of private U.S. companies, including middle market companies, may be risky and there is no limit on the amount of any such investments in which we may invest.

Senior Secured Loans, Second Lien Secured Loans and Senior Secured Bonds. There is a risk that any collateral pledged by portfolio companies in which we have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent our debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien secured debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien secured debt is paid. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should we be forced to enforce our remedies.

Subordinated Debt. Our subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Because we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. We may make select equity investments. In addition, in connection with our debt investments, we on occasion receive equity interests such as warrants or options as additional consideration. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Non-U.S. Securities. We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.

Below Investment Grade Risk. In addition, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

Investments in middle market companies involve some of the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that they:

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may have limited financial resources and may be unable to meet the obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and directors and members of FB Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors.

In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances where we exercise control over the borrower or render significant managerial assistance.

Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we make in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies.

When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

We generally will not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Declines in market values or fair market values of our investments could result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

Under the 1940 Act, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. While most of our investments are not publicly-traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period as unrealized depreciation, which could result in a significant reduction to our net asset value for a given period.

A significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by our board of directors. There is not a public market for the securities of the privately-held companies in which we invest. Most of our investments are not publicly-traded or actively traded on a secondary market but are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors or are not traded at all. As a result, we value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

We are exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on our investment objectives, our rate of return on invested capital and our ability to service our debt and make distributions to our stockholders. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

Our investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of our investments, even if unrealized, must be reflected in our financial statements for the applicable period and may therefore have a material adverse effect on our results of operations for that period.

Because we incur indebtedness to make investments, our net investment income is dependent, in part, upon the difference between the rate at which we borrow funds or pay interest on outstanding debt securities and the rate at which we invest these funds. An increase in interest rates would make it more expensive to use debt to finance our investments or to refinance our current financing arrangements. In addition, certain of our financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, our cost of funds will increase, which could materially reduce our net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on our current investments could also adversely impact our net investment income.

We have and may continue to structure the majority of our debt investments with floating interest rates to position our portfolio for rate increases. However, there can be no assurance that this will successfully mitigate our exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.

We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. However, these activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portion of our portfolio. We also have limited experience in entering into hedging transactions, and we will initially have to develop such expertise or arrange for such expertise to be provided. Adverse developments resulting from hedging transactions could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate in the July 2014 investment advisory agreement and may result in a substantial increase of the amount of incentive fees payable to FB Advisor with respect to pre-incentive fee net investment income.

A covenant breach by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

We may not realize gains from our equity investments.

Certain investments that we may make may include equity related securities, such as rights and warrants that may be converted into or exchanged for common stock or the cash value of the common stock. In addition, we may make direct equity investments in portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We may also be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may be unable to exercise any put rights we acquire, which grant us the right to sell our equity securities back to the portfolio company, for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

Our investments are primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves often may be illiquid. The securities of most of the companies in which we invest are not publicly-traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. See “Investment Objectives and Strategy—Characteristics of and Risks Related to Investments in Private Companies.”

A lack of liquidity in certain of our investments may adversely affect our business.

We invest in certain companies whose securities are not publicly-traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

Our investments may include original issue discount and payment-in-kind instruments.

To the extent that we invest in original issue discount or payment-in-kind, or PIK, instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

•

The higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

•

Original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

•

An election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our gross assets and, as such, increases FB Advisor’s future base management fees which, thus, increases FB Advisor’s future income incentive fees at a compounding rate;

•

Market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

•	The deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

•	Even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

•

For accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

•

The required recognition of PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that may require cash distributions to stockholders in order to maintain our ability to be subject to tax as a RIC; and

•	Original issue discount may create a risk of non-refundable cash payments to FB Advisor based on non-cash accruals that may never be realized.

We may from time to time enter into total return swaps, credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.

We may from time to time enter into total return swaps, credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the referenced security or other assets underlying the total return swap during a specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the total return swap and the debt obligations underlying the total return swap. In addition, we may incur certain costs in connection with a total return swap that could in the aggregate be significant.

A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection. Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.

A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage.

Risks Related to Debt Financing

We currently incur indebtedness to make investments, which magnifies the potential for gain or loss on amounts invested in our common stock and may increase the risk of investing in our common stock.

The use of borrowings and other types of financing, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our common stock. When we use leverage to partially finance our investments, through borrowing from banks and other lenders or issuing debt securities, we, and therefore our stockholders, will experience increased risks of investing in our common stock. Any lenders and debt holders would have fixed dollar claims on our assets that are senior to the claims of our stockholders. If the value of our assets increases, then leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not utilized leverage. Conversely, if the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not utilized leverage. Similarly, any increase in our income in excess of interest payable on our indebtedness would cause our net investment income to increase more than it would without leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not utilized leverage. Such a decline could negatively affect our ability to make distributions to stockholders. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of base management fees payable to FB Advisor.

Illustration. The following table illustrates the effect of leverage on returns from an investment in shares of our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $4.0 billion in total assets, (ii) a weighted average cost of funds of 3.79%, (iii) $2.0 billion in debt outstanding (i.e., assumes that the full $2.0 billion available to us as of March 31, 2016 under our financing arrangements as of such date is outstanding) and (iv) $2.1 billion in stockholders’ equity. In order to compute the “Corresponding return to stockholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to stockholders. The return available to stockholders is then divided by our stockholders’ equity to determine the “Corresponding return to stockholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to stockholders	(22.66)%	(13.13)%	(3.61)%	5.91%	15.44%

Similarly, assuming (i) $4.0 billion in total assets, (ii) a weighted average cost of funds of 3.79% and (iii) $2.0 billion in debt outstanding (i.e., assuming that the full $2.0 billion available to us as of March 31, 2016 under the financing arrangements as of such date is outstanding), our assets would need to yield an annual return (net of expenses) of approximately 1.90% in order to cover the annual interest payments on our outstanding debt.

The agreements governing our debt financing arrangements contain, and agreements governing future debt financing arrangements may contain, various covenants which, if not complied with, could have a material adverse effect on our ability to meet our investment obligations and to pay distributions to our stockholders.

The agreements governing certain of our debt financing arrangements contain, and agreements governing future debt financing arrangements may contain, certain financial and operational covenants. These covenants require us and our subsidiaries to, among other things, maintain certain financial ratios, including asset coverage and minimum stockholders’ equity. Compliance with these covenants depends on many factors, some of which are beyond our and their control. In the event of deterioration in the capital markets and pricing levels subsequent to this period, net unrealized depreciation in our and our subsidiaries’ portfolios may increase in the future and could result in non-compliance with certain covenants, or our taking actions which could disrupt our business and impact our ability to meet our investment objectives.

There can be no assurance that we and our subsidiaries will continue to comply with the covenants under our financing arrangements. Failure to comply with these covenants could result in a default which, if we and our subsidiaries were unable to obtain a waiver from the debt holders, could accelerate repayment under any or all of our and their debt instruments and thereby force us to liquidate investments at a disadvantageous time and/or at a price which could result in losses, or allow our lenders to sell assets pledged as collateral under our financing arrangements in order to satisfy amounts due thereunder. These occurrences could have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay distributions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a more detailed discussion of the terms of our debt financings.

We are subject to risks associated with our debt securitization facility.

On July 21, 2011, through our two wholly-owned, special-purpose financing subsidiaries, Locust Street Funding LLC, or Locust Street, and Race Street Funding LLC, or Race Street, we entered into a debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, which has been subsequently amended from time to time. We and JPM most recently amended the financing arrangement on March 1, 2016 to, among other things, reduce the amount of outstanding available debt financing from $800 million to $725 million. The financing arrangement with JPM is structured as a debt securitization. We use the term “debt securitization” to describe a form of secured borrowing under which an operating company, sometimes referred to as an originator, acquires or originates loans or other assets that earn income, whether on a one-time or recurring basis, or collectively referred to herein as income producing assets, and borrows money on a non-recourse basis against a legally separate pool of income producing assets. In a typical debt securitization, the originator transfers the income producing assets to a special-purpose, bankruptcy-remote subsidiary, also referred to as a “special-purpose entity”, which is established solely for the purpose of holding income producing assets and issuing debt secured by these income producing assets. The special-purpose entity completes the borrowing through the issuance of notes secured by the income producing assets.

Pursuant to the financing arrangement, the assets held by Locust Street secure the obligations of Locust Street under certain Class A Floating Rate Notes, or the Class A Notes, issued by Locust Street to Race Street pursuant to the Amended and Restated Indenture, dated as of September 26, 2012 and as supplemented by Supplemental Indenture No. 1, dated April 23, 2013, Supplemental Indenture No. 2, dated May 8, 2015, and Supplemental Indenture No. 3, dated March 1, 2016, in each case, with Citibank N.A., as trustee, or the Amended and Restated Indenture. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes issued by Locust Street is $870 million. All principal and interest on the Class A Notes will be due and payable on the stated maturity date of April 15, 2024. Race Street has purchased all Class A Notes issued by Locust Street at a purchase price equal to their par value.

Race Street, in turn, has entered into an amended repurchase transaction with JPM pursuant to the terms of an amended and restated global master repurchase agreement and the related annex and amended and restated confirmation thereto, each dated as of March 1, 2016, or collectively, the JPM Facility. Pursuant to the JPM Facility, JPM has purchased the $870 million of Class A Notes held by Race Street for a purchase price equal to $725 million. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell the Class A Notes to JPM. The final repurchase transaction must occur no later than April 15, 2017. The repurchase price paid by Race Street to JPM for each repurchase of Class A Notes will be equal to the purchase price paid by JPM for the Class A Notes, plus interest thereon accrued at a fixed rate of 3.25% per annum. Race Street is permitted to reduce (based on certain thresholds during specified periods) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions, and any other reductions of the principal amount of Class A Notes, including upon an event of default, are subject to breakage fees in an amount equal to the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—JPM Financing” for a more detailed discussion of the terms of this debt securitization facility.

As a result of this debt securitization facility, we are subject to certain risks, including those set forth below.

Our equity investment in Locust Street is subordinated to the debt obligations of Locust Street.

Any dividends or other payments in respect of our equity interest in Locust Street are subordinated in priority of payment to the Class A Notes. In addition, Locust Street is subject to certain payment restrictions set forth in the Amended and Restated Indenture in respect of our equity interest.

We will receive cash distributions based on our investment in Locust Street only if Locust Street has made all required cash interest payments on the Class A Notes. We cannot assure stockholders that distributions on the assets held by Locust Street will be sufficient to make any distributions to us or that the yield on our investment in Locust Street will meet our expectations.

Our equity investment in Locust Street is unsecured and ranks behind all of the creditors, known or unknown, of Locust Street, including the holders of the Class A Notes. Consequently, if the value of Locust Street’s assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates generally, the value of our equity investment in Locust Street could be reduced. Accordingly, our investment in Locust Street may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Locust Street’s assets decreases and Locust Street is unable to make any required payments to Race Street pursuant to the terms of the Class A Notes, Race Street may, in turn, be unable to make any required payments to JPM pursuant to the terms of the JPM Facility. In such event, if the value of Race Street’s assets is not sufficient to meet Race Street’s payment obligations to JPM, we would need to loan or otherwise provide additional funds to Race Street to cover Race Street’s payment obligations to JPM, or otherwise be subject to a loss of the entire amount of our equity investment in Race Street.

Our equity investment in Race Street is subordinated to the debt obligations of Race Street.

Any dividends or other payments in respect of our equity interest in Race Street are subordinated in priority of payment to Race Street’s payment obligations under the JPM Facility. In addition, Race Street is subject to certain payment restrictions set forth in the JPM Facility in respect of our equity interest.

We will receive cash distributions based on our investment in Race Street only if Race Street has made all required payments under the JPM Facility. We cannot assure stockholders that distributions on the assets held by Race Street, including the Class A Notes, will be sufficient to make any distributions to us or that the yield on our investment in Race Street will meet our expectations.

Our equity investment in Race Street is unsecured and ranks behind all of the creditors, known or unknown, of Race Street, including JPM. Consequently, if the value of Race Street’s assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates generally, the value of our equity investment in Race Street could be reduced. Accordingly, our investment in Race Street may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Race Street’s assets decreases or Locust Street fails to make any required payments to Race Street pursuant to the terms of the Class A Notes, Race Street may be unable to make any required payments to JPM pursuant to the terms of the JPM Facility. In such event, if the value of Race Street’s assets is not sufficient to meet Race Street’s payment obligations to JPM, we would need to loan or otherwise provide additional funds to Race Street to cover Race Street’s payment obligations to JPM, or otherwise be subject to a loss of the entire amount of our equity investment in Race Street.

Our equity investments in Locust Street and Race Street have a high degree of leverage.

As of March 31, 2016, Locust Street had issued Class A Notes in an aggregate amount of $870 million (the maximum amount of Class A Notes permitted to be issued by Locust Street under the Amended and Restated Indenture). The fair value of assets held by Locust Street as of March 31, 2016 was approximately $1.5 billion, which included assets purchased by Locust Street with proceeds from the issuance of Class A Notes. The repurchase amount payable as of March 31, 2016 by Race Street to JPM under the JPM Facility in respect of the issued Class A Notes is $725 million (which is the amount of debt financing outstanding under the JPM Facility), plus applicable interest accruing at a fixed rate of 3.25% per annum, and as of March 31, 2016, the fair value of assets held by Race Street was approximately $792 million. The market value of our equity assets in Locust Street and Race Street may be significantly affected by a variety of factors, including changes in the market value of the assets held by Locust Street and Race Street, changes in distributions on the assets held by Locust Street and Race Street, defaults and recoveries on those assets, capital gains and losses on those assets, prepayments on those assets and other risks associated with those assets. Our investments in Locust Street and Race Street may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment. The leveraged nature of our equity investment may magnify the adverse impact of any loss on our equity investment.

The interests of JPM, as the holder of the Class A Notes, may not be aligned with our interests, and we will not have control over remedies in respect of the Class A Notes.

The Class A Notes rank senior in right of payment to any equity securities issued by Locust Street. As a result, there are circumstances in which the interests of JPM, as the holder of the Class A Notes, may not be aligned with our interests. For example, under the terms of the Class A Notes, JPM has the right to receive payments of principal and interest prior to Locust Street making any distributions or dividends to holders of its equity securities.

For as long as the Class A Notes remain outstanding, JPM has the right to act in certain circumstances with respect to the portfolio of assets that secure the obligations of Locust Street under the Class A Notes in ways that may benefit their interests but not ours, including by exercising remedies or directing the Amended and Restated Indenture trustee to declare events of default under or accelerate the Class A Notes in accordance with the terms of the Amended and Restated Indenture. JPM has no obligation to consider any possible adverse effect that actions taken may have on our equity interests. For example, upon the occurrence of an event of default with respect to the Class A Notes, the trustee, which is currently Citibank, may declare the outstanding principal amount of all of the Class A Notes, together with any accrued interest thereon, to be immediately due and payable. This would have the effect of accelerating the outstanding principal amount of the Class A Notes and triggering a repayment obligation on the part of Locust Street. Locust Street may not have funds sufficient to make required payments on the Class A Notes and make any distributions to us. Any failure of Locust Street to make distributions on the equity interests we hold could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our ability to be subject to tax as a RIC, or at all.

Locust Street may fail to meet certain asset coverage and quality tests, which would have an adverse effect on us.

Under the Amended and Restated Indenture, there are coverage tests and quality tests applicable to the collateral securing the Class A Notes. The first coverage test, or the Class A Interest Coverage Test, compares the amount of interest received on the portfolio of assets held by Locust Street to the amount of interest payable in respect of the Class A Notes on the following payment date. To meet the Class A Interest Coverage Test, the aggregate amount of interest received on the portfolio of assets held by Locust Street must equal at least 150% of the interest payable in respect of the Class A Notes. The second coverage test, or the Class A Par Value Test, compares the aggregate par value of the portfolio of assets (other than any asset acquired for a purchase price of less than 80% of its par value, which asset will be assigned a value equal to their purchase price) plus cash held by Locust Street to the aggregate outstanding par value of the Class A Notes. To meet the Class A Par Value Test, the aggregate par value of the portfolio of assets (other than any assets acquired for a purchase price of less than 80% of its par value, which assets will be assigned a value equal to their purchase price) plus cash held by Locust Street must equal at least 145.36% of the aggregate outstanding principal amount of the Class A Notes. The third coverage test, or the Additional Class A Par Value Test, compares the aggregate principal amount of the portfolio of assets (other than any defaulted assets, which assets will be assigned a value equal to its market value) held by Locust Street to the aggregate outstanding par value of the Class A Notes. To meet the Additional Class A Par Value Test, the aggregate par value of the portfolio of assets (other than any defaulted assets, which assets will be assigned a value equal to their market value) held by Locust Street must equal at least 130% of the aggregate outstanding principal amount of the Class A Notes. The quality tests compare the minimum weighted average fixed coupon rates, the minimum weighted average floating coupon rates, the weighted average life, the anticipated recovery rates and the anticipated default rates of the portfolio of assets held by Locust Street to certain benchmarks as described more fully in the Amended and Restated Indenture.

If the Class A Interest Coverage Test or the Class A Par Value Test is not satisfied on any date on which compliance is measured, Locust Street is required to apply available amounts to the repayment of the outstanding principal of the Class A Notes to satisfy the applicable tests. Failure to satisfy the Additional Class A Par Value Test on any measurement date constitutes an event of default under the Amended and Restated Indenture. Obligations that may be added to the portfolio of assets held by Locust Street and constituting collateral from time to time under the Amended and Restated Indenture are subject to certain restrictions in respect of the quality tests referenced above and more fully described in the Amended and Restated Indenture.

The market value of the underlying assets held by Locust Street and Race Street may decline causing Race Street to borrow funds from us in order to meet certain margin posting and minimum collateral requirements, which would have an adverse effect on the timing of payments to us.

If at any time during the term of the JPM Facility the market value of the assets held by Locust Street securing the Class A Notes declines by an amount greater than 27% of their initial aggregate purchase price, or the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such assets at such time is less than the Margin Threshold. Similarly, pursuant to the JPM Facility, the adjusted market value of the underlying assets held by Race Street must be at least $442.4 million, or the Collateral Minimum Requirement. In either such event, in order to satisfy these requirements, Race Street intends to borrow funds from us pursuant to a revolving credit agreement, dated as of July 21, 2011 and as amended as of September 26, 2012 and April 23, 2013, between Race Street, as borrower, and us, as lender, or the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum. To the extent we loan additional funds to Race Street to satisfy the Margin Threshold or the Collateral Minimum Requirement, such event could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain RIC tax treatment, or at all. There is no assurance that loans made pursuant to the Revolving Credit Agreement will be repaid.

Restructurings of investments held by Locust Street or Race Street, if any, may decrease their value and reduce the value of our equity interests in these entities.

As collateral manager, we have broad authority to direct and supervise the investment and reinvestment of the assets held by Locust Street and Race Street, which may require from time to time the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the related collateral management agreements we have entered into with Locust Street and Race Street. During periods of economic uncertainty and recession, the necessity for amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings of an investment may change the terms of the investments and, in some cases, may result in Locust Street or Race Street holding assets that do not meet certain specified criteria for the investments specified in the JPM Facility documentation. This could adversely impact the coverage and quality tests under the Amended and Restated Indenture applicable to Locust Street. This could also adversely impact the ability of Locust Street to meet the Margin Threshold and Race Street to meet the Collateral Minimum Requirement. Any amendment, waiver, modification or other restructuring of an investment that reduces Locust Street’s compliance with the coverage and quality tests under the Amended and Restated Indenture will make it more likely that Locust Street will need to pay cash to reduce the unpaid principal amount of the Class A Notes so as to cure any breach of such tests. Similarly, any amendment, waiver, modification or other restructuring of an investment that reduces Locust Street’s ability to meet the Margin Threshold or Race Street’s ability to meet the Market Value Requirement will make it more likely that Race Street will need to retain assets, including cash, to increase the market value of the assets held by Race Street and to post cash collateral with JPM in an amount at least equal to the amount by which the market value of the underlying assets held by Locust Street is less than the Margin Threshold. Any such use of cash by Locust Street or Race Street would reduce distributions available to us or delay the timing of distributions to us.

We may not receive cash from Locust Street or Race Street.

We receive cash from Locust Street and Race Street only to the extent that Locust Street or Race Street, respectively, makes distributions to us. Locust Street may make distributions to us, in turn, only to the extent permitted by the Amended and Restated Indenture. The Amended and Restated Indenture generally provides that distributions by Locust Street may not be made unless all amounts owing with respect to the Class A Notes have been paid in full. Race Street may make distributions to us only to the extent permitted by the JPM Facility. The JPM Facility generally provides that distributions by Race Street may not be made if the Margin Threshold has not been met or if the adjusted market value of the underlying assets held by Race Street is less than the Collateral Minimum Requirement. If we do not receive cash from Locust Street or Race Street, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our ability to be subject to tax as a RIC, or at all. We also could be forced to sell investments in our portfolio at less than their fair value in order to continue making such distributions.

We are subject to the credit risk of JPM.

If JPM fails to sell the Class A Notes back to Race Street at the end of the applicable period, Race Street’s recourse will be limited to an unsecured claim against JPM for the difference between the value of such Class A Notes at such time and the amount that would be owing by Race Street to JPM had JPM performed under the JPM Facility. The ability of JPM to satisfy such a claim will be subject to JPM’s creditworthiness at that time.

Risks Related to an Investment in Our Common Stock

There is a risk that investors in our common stock may not receive distributions or that our distributions may not grow over time.

We cannot assure stockholders that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our net investment income, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. Furthermore, we are permitted to issue senior securities, including multiple classes of debt and one class of stock senior to our shares of common stock. If any such senior securities are outstanding, we are prohibited from paying distributions to holders of shares of our common stock unless we meet the applicable asset coverage ratios at the time of distribution. As a result, we may be limited in our ability to make distributions. See “Regulation—Senior Securities.”

Our distribution proceeds may exceed our earnings. Therefore, portions of the distributions that we make may represent a return of capital to stockholders, which will lower their tax basis in their shares of common stock.

The tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a tax year may not finally be determined until after the end of that tax year. We may make distributions during a tax year that exceed our investment company taxable income and net capital gains for that tax year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a stockholder’s tax basis in the shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from the proceeds of the sale of shares of our common stock or from borrowings in anticipation of future cash flow, which could constitute a return of stockholders’ capital and will lower such stockholders’ tax basis in our shares, which may result in increased tax liability to stockholders when they sell such shares.

Our shares of common stock may trade at a discount to net asset value.

Shares of closed-end investment companies, including BDCs, may trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether shares of our common stock will trade at, above, or below net asset value. In the recent past, including during much of 2009, the stocks of BDCs as an industry traded below net asset value and at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. If our common stock is trading at a price below its net asset value per share, we will generally not be able to issue additional shares of our common stock at their market price without first obtaining approval for such issuance from our stockholders and our independent directors. In 2014 and 2015, we obtained the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month periods beginning on the dates of such approvals. The current authorization expires on June 22, 2016. At our annual stockholder meeting to be held on June 22, 2016, we are again seeking the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share for a twelve-month period following stockholder approval. However, we may not obtain the necessary approvals to sell shares of common stock below net asset value after June 22, 2016. In addition, we will not sell shares of our common stock at a price below the then-current net asset value per share pursuant to stockholder approval under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement of which this prospectus forms a part, if such offering will result in greater than 15% dilution in the aggregate to existing stockholder net asset value. For additional information regarding this limitation, see “Sales of Common Stock Below Net Asset Value.”

We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions.

We may fund distributions from the uninvested proceeds of a securities offering and borrowings, and we have not established limits on the amount of funds we may use from such proceeds or borrowings to make any such distributions. We have paid and may continue to pay distributions from the sale of assets to the extent distributions exceed our earnings or cash flows from operations. Distributions from offering proceeds or from borrowings could reduce the amount of capital we ultimately invest in our portfolio companies.

A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our investors do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 450,000,000 shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, our board of directors may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of FB Advisor. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares.

Stockholders may experience dilution in their ownership percentage if they do not participate in our distribution reinvestment plan.

Stockholders who do not participate in our distribution reinvestment plan may experience accretion to the net asset value of their shares if our shares are trading at a premium to net asset value and dilution if our shares are trading at a discount to net asset value. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

The Maryland General Corporation Law, or the MGCL, and our charter and bylaws contain certain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. Under the Business Combination Act of the MGCL, certain business combinations between us and an “interested stockholder” (defined generally to include any person who beneficially owns 10% or more of the voting power of our outstanding shares) or an affiliate thereof is prohibited for five years and thereafter is subject to special stockholder voting requirements, to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board of directors, including a majority of our directors who are not “interested persons” as defined in the 1940 Act. Under the Control Share Acquisition Act of the MGCL, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by directors who are employees of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our common stock, but such provision may be repealed at any time (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The Business Combination Act (if our board of directors should repeal the resolution) and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter: (a) classifying our board of directors into three classes serving staggered three-year terms, (b) providing that a director may be removed only for cause and only by vote of at least two-thirds of the votes entitled to be cast, and (c) authorizing our board of directors to (i) classify or reclassify shares of our stock into one or more classes or series, (ii) cause the issuance of additional shares of our stock, and (iii) amend our charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in the best interest of our stockholders.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include: (i) changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs; (ii) loss of RIC or BDC status; (iii) changes in earnings or variations in operating results; (iv) changes in the value of our portfolio of investments; (v) changes in accounting guidelines governing valuation of our investments; (vi) any shortfall in revenue or net income or any increase in losses from levels expected by investors; (vii) departure of our investment adviser or sub-adviser or certain of their respective key personnel; (viii) general economic trends and other external factors; and (ix) loss of a major funding source.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of publicly-traded RICs, BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

•	loss of our BDC or RIC status;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of FB Advisor’s or GDFM’s key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	uncertainty surrounding the strength of the economy;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If the market price of our common stock fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We also cannot assure you that the issuance of preferred stock, debt securities or convertible debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain RIC tax treatment for U.S. federal income tax purposes.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share of our common stock, and any such issuance could materially dilute our stockholders’ interest in our common stock and reduce our net asset value per share.

In 2014 and 2015, we obtained the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month periods beginning on the dates of such approvals. The current authorization expires on June 22, 2016. At our annual stockholder meeting to be held on June 22, 2016, we are again seeking the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share of our common stock in one or more offerings for a twelve-month period following stockholder approval. If such approval is obtained, it may allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act.

Any sale or other issuance of shares of our common stock at a price below net asset value per share would result in an immediate dilution to our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance nor can we predict the resulting reduction in our net asset value per share, however, such effects may be material. We undertake to describe the material risks and dilutive effects of any offering that we make at a price below our then-current net asset value in the future in a prospectus supplement issued in connection with any such offering.

Risks Related to U.S. Federal Income Tax

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy the RIC annual distribution requirements.

Besides maintaining our election to be treated as a BDC under the 1940 Act, in order for us to qualify as a RIC under Subchapter M of the Code, we must meet the following income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

•	The 90% income test will be satisfied if we obtain at least 90% of our gross income for each tax year from dividends, interest, gains from the sale of securities or similar sources.

•

The diversification tests will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our tax year. To satisfy these requirements, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

In any taxable year in which we qualify as a RIC, in order for us to be able to be subject to tax as a RIC, we are required to meet an annual distribution requirement. The annual distribution requirement for RIC tax treatment will be satisfied if we distribute to our stockholders, for each tax year, dividends of an amount at least equal to the sum of 90% of our investment company taxable income, which is generally the sum of our ordinary net income and realized net short-term capital gains in excess of realized net long-term capital losses, without regard to any deduction for dividends paid. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

We must satisfy these tests on an ongoing basis in order to maintain RIC tax treatment, and may be required to make distributions to stockholders at times when it would be more advantageous to invest cash in our existing or other investments, or when we do not have funds readily available for distribution. Compliance with the RIC tax requirements may hinder our ability to operate solely on the basis of maximizing profits and the value of our stockholders’ investments. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Some of our investments may be subject to corporate-level income tax.

We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, our investments may include debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants). To the extent original issue discount or PIK interest constitutes a portion of our income, we must include in taxable income each tax year a portion of the original issue discount or PIK interest that accrues over the life of the instrument, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current tax year, instead of upon disposition, as not making the election would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Furthermore, we may invest in the equity securities of non-U.S. corporations (or other non-U.S. entities classified as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances, these rules also could require us to recognize taxable income or gains where we do not receive a corresponding payment in cash.

Our portfolio investments may present special tax issues.

Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless debt in equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. Such matters could cause us to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require us to make taxable distributions to our stockholders to maintain our RIC status or preclude the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by us, we may be required to borrow money or dispose of other investments to be able to make distributions to our stockholders. These and other issues will be considered by us, to the extent determined necessary, in order that we minimize the level of any U.S. federal income or excise tax that we would otherwise incur. See “Material U.S. Federal Income Tax Considerations—Election to be Taxed as a RIC.”

Legislative or regulatory tax changes could adversely affect investors.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our stockholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	receiving and maintaining corporate credit ratings and changes in the general interest rate environment;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•

actual and potential conflicts of interest with FB Advisor, FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FSIC IV Advisor, LLC, FS Investment Corporation IV, FS Global Advisor, LLC, FS Global Credit Opportunities Fund, GDFM or any of their affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•	our use of financial leverage;

•	the ability of FB Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of FB Advisor or its affiliates to attract and retain highly talented professionals;

•	our ability to maintain our qualification as a RIC and as a BDC;

•	the impact on our business of the Dodd-Frank Act and the rules and regulations issued thereunder;

•	the effect of changes to tax legislation and our tax position; and

•	the tax status of the enterprises in which we may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including those factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters;

•	future changes in laws or regulations and conditions in our operating areas; and

•	the price at which shares of our common stock may trade on the NYSE.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus, any prospectus supplement or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use substantially all of the proceeds from a sale of our securities, net of expenses, for general corporate purposes, which may include, among other things, making investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus or repaying indebtedness. We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of such offering. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate.

As of March 31, 2016, we had $267.3 million in borrowings available under our financing arrangements. Below is a summary of our outstanding financing arrangements as of March 31, 2016 (dollar amounts in the table below and the related notes are presented in thousands):

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
ING Credit Facility	Revolving Credit Facility	L+2.50%	$32,728	(1)	$267,272	April 3, 2018
JPM Facility	Repurchase Agreement	3.25%	$725,000		$—	April 15, 2017
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$325,000		$—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	$275,000		$—	May 15, 2022

(1)	Borrowings in Euros. Euro balance outstanding of €28,738 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.14 as of March 31, 2016 to reflect total amount outstanding in U.S. dollars.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” for more information regarding our financing arrangements.

Pending such use, we intend to invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election for taxation as a RIC. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objectives may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

DISTRIBUTIONS

Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of our common stock are issued to such stockholder. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders. No portion of the distributions paid during the tax years ended December 31, 2015, 2014 or 2013 represented a return of capital.

We intend to continue to make our regular distributions in the form of cash, out of assets legally available for distribution, except for those stockholders who receive their distributions in the form of shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

We have elected to be subject to tax as a RIC under Subchapter M of the Code. In order to maintain RIC tax treatment, we must, among other things, make distributions of an amount at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of a tax year or the due date of the tax return for such tax year, including extensions, distributions paid up to twelve months after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our stockholders to qualify for and maintain our RIC tax status each tax year. We are also subject to a 4% nondeductible federal excise taxes on certain undistributed income unless we make distributions in a timely manner to our stockholders generally of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (as adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. Any distribution declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

The following table reflects the cash distributions per share that we have declared on our common stock during the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013 (dollar amounts in the table below are presented in thousands, except per share data):

	Distribution
For the Year Ended December 31,	Per Share	Amount
2013(1)	$0.8303	$212,153
2014(2)(3)	1.0843	267,856
2015	0.8910	215,606
2016 (through March 31)	0.2228	54,093

(1)	On June 25, 2013, our board of directors determined to increase the amount of the regular monthly cash distributions payable to stockholders of record from $0.0675 per share to $0.06975 per share, effective as of June 28, 2013. On October 16, 2013, our board of directors determined to increase the amount of regular monthly cash distributions payable to stockholders of record from $0.06975 per share to $0.0720 per share, effective as of November 29, 2013.

(2)	On March 31, 2014, our board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share, effective as of April 30, 2014.

(3)	On July 1, 2014, our board of directors declared a special cash distribution of $0.10 per share, which was paid on August 15, 2014 to stockholders of record as of the close of business on July 31, 2014. On October 10, 2014, our board of directors also declared a special cash distribution of $0.10 per share, which was paid on November 14, 2014 to stockholders of record as of the close of business on October 31, 2014.

On May 3, 2016, our board of directors declared a regular quarterly cash distribution of $0.22275 per share, which will be paid on or about July 5, 2016 to stockholders of record as of the close of business on June 22, 2016. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

Historically, we had an “opt in” distribution reinvestment plan for our stockholders, which terminated upon the listing of our shares of common stock on the NYSE. The final distribution reinvestment under our old distribution reinvestment plan was made in connection with the regular monthly cash distribution paid on March 31, 2014 to stockholders of record as of the close of business on March 28, 2014. Under our old distribution reinvestment plan, if we made a cash distribution, our stockholders received distributions in cash unless they specifically “opted in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. On May 23, 2014, we adopted an “opt out” distribution reinvestment plan, which was effective June 2, 2014. Our current distribution reinvestment plan was first implemented in connection with the regular monthly cash distribution paid on July 2, 2014 to stockholders of record as of the close of business on June 24, 2014. Pursuant to our distribution reinvestment plan, we will reinvest all cash dividends or distributions declared by our board of directors on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if our board of directors declares a distribution, then stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their distributions automatically reinvested in additional shares of our common stock.

Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our distribution reinvestment plan. No action is required on the part of registered stockholders to have their cash distributions reinvested in shares of our common stock.

If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

With respect to each distribution pursuant to our distribution reinvestment plan, we reserve the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of our distribution reinvestment plan. Unless in our sole discretion, we otherwise direct the plan administrator, (A) if the per share market price (as defined in our distribution reinvestment plan) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of our common stock on the payment date for the distribution, then we will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in our sole discretion, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) we will issue shares of common stock at net asset value per share. Pursuant to the terms of our distribution reinvestment plan, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which we issue such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

If a stockholder receives distributions in the form of common stock pursuant to our distribution reinvestment plan, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If our common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If our common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of our common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions. There can be no assurance that we will be able to pay distributions at a specific rate or at all.

The following table reflects the sources of the cash distributions on a tax basis that we have paid on our common stock during the three months ended March 31, 2016 and 2015 and the years ended December 31, 2015, 2014 and 2013 (dollar amounts in the table below and the paragraph that follows such table are presented in thousands, except per share data):

	Three Months Ended March 31, (Unaudited)				Year Ended December 31,
	2016		2015		2015		2014		2013
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—	—	—	—	—
Net investment income(1)	54,093	100%	53,706	100%	181,509	84%	196,227	73%	212,153	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	—	—	39,835	15%	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—	34,097	16%	31,794	12%	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—	—	—	—	—

Total	$54,093	100%	$53,706	100%	$215,606	100%	$267,856	100%	$212,153	100%

(1)	During the three months ended March 31, 2016 and 2015, 89.1% and 91.8%, respectively, of our gross investment income was attributable to cash income earned, 2.9% and 3.6%, respectively, was attributable to non-cash accretion of discount and 8.0% and 4.6%, respectively, was attributable to PIK interest. During the years ended December 31, 2015, 2014 and 2013, 92.7%, 91.1% and 89.3%, respectively, of our gross investment income was attributable to cash income earned, 2.3%, 5.2% and 9.1%, respectively, was attributable to non-cash accretion of discount and 5.0%, 3.7% and 1.6%, respectively, was attributable to PIK interest.

Our net investment income on a tax basis for the three months ended March 31, 2016 and 2015 was $49,516 and $56,501, respectively. As of March 31, 2016, we had $151,979 of undistributed net investment income and $42,118 of accumulated capital losses on a tax basis. Our net investment income on a tax basis for the years ended December 31, 2015, 2014 and 2013 was $220,039, $221,880 and $236,936, respectively. As of December 31, 2015, we had $156,556 of undistributed net investment income and $29,888 of accumulated capital losses on a tax basis. As of December 31, 2014 and 2013, we had $152,743 and $148,676, respectively, of undistributed net investment income and realized gains on a tax basis.

Our undistributed net investment income on a tax basis as of December 31, 2014 was adjusted following the filing of our 2014 tax return in September 2015. The adjustment was primarily due to tax-basis income received by us during the year ended December 31, 2014 exceeding GAAP-basis income on account of collateralized securities and interests in partnerships, and the reclassification of realized gains and losses upon the sale of certain collateralized securities held in our investment portfolio during such period. The tax notices for such collateralized securities and interests in partnerships were received by us subsequent to the filing of our annual report on Form 10-K for the year ended December 31, 2014.

The difference between our GAAP-basis net investment income and our tax-basis net investment income is primarily due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by us, the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes and the reversal of non-deductible excise taxes.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the three months ended March 31, 2016 and 2015 and the years ended December 31, 2015, 2014 and 2013 (dollar amounts in the table below and the paragraph that follows such table are presented in thousands):

	Three Months Ended March 31, (Unaudited)		Year Ended December 31,
	2016	2015	2015	2014	2013
GAAP-basis net investment income	$49,938	$51,649	$265,090	$242,008	$244,976
Reversal of incentive fee accrual on unrealized gains	—	3,748	(21,075)	(9,468)	2,583
Excise taxes	—	—	6,056	5,400	5,742
Reclassification of unamortized original issue discount and prepayment fees	(1,549)	(933)	(35,005)	(19,436)	(15,904)
Other miscellaneous differences	1,127	2,037	4,973	3,376	(461)

Tax-basis net investment income	$49,516	$56,501	$220,039	$221,880	$236,936

We may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2015, we increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $17,657 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $13,364 and $4,293, respectively. During the year ended December 31, 2014, we increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $19,737 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $7,292 and $12,445, respectively. During the year ended December 31, 2013, we increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $8,441 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $6,633 and $1,808, respectively.

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of March 31, 2016 and December 31, 2015, the components of accumulated earnings on a tax basis were as follows (dollar amounts in the table below, the related notes and the paragraph that follows such table are presented in thousands):

	March 31, 2016 (Unaudited)	December 31, 2015
Distributable ordinary income (income and short-term capital gains)	$151,979	$156,556
Distributable realized gains (accumulated capital losses)(1)	(42,118)	(29,888)
Incentive fee accrual on unrealized gains	—	—
Unamortized organization costs	(225)	(343)
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency(2)	(230,432)	(184,276)

Total	$(120,796)	$(57,951)

(1)	Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of March 31, 2016, we had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $3,214 and $38,904, respectively.

(2)	As of March 31, 2016 and December 31, 2015, the gross unrealized appreciation on our investments and gain on foreign currency was $152,733 and $148,633, respectively. As of March 31, 2016 and December 31, 2015, the gross unrealized depreciation on our investments and loss on foreign currency was $383,165 and $332,909, respectively.

The aggregate cost of our investments for U.S. federal income tax purposes totaled $4,103,500 and $4,221,604 as of March 31, 2016 and December 31, 2015, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $(230,432) and $(184,276) as of March 31, 2016 and December 31, 2015, respectively.

See Note 5 to our audited and unaudited consolidated financial statements included herein for additional information regarding our distributions, including a reconciliation of our GAAP-basis net investment income to our tax-basis net investment income for the three months ended March 31, 2016 and 2015 and the years ended December 31, 2015, 2014 and 2013.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with our audited and unaudited consolidated financial statements and related notes thereto and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

Overview

We were incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. On April 16, 2014, shares of our common stock began trading on the NYSE under the ticker symbol “FSIC”. This listing accomplished our goal of providing our stockholders with greatly enhanced liquidity.

Our investment activities are managed by FB Advisor and supervised by our board of directors, a majority of whom are independent. Under the July 2014 investment advisory agreement, we have agreed to pay FB Advisor an annual base management fee based on the average value of our gross assets and an incentive fee based on our performance. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

Direct Originations: We intend to leverage our relationship with GDFM and its global sourcing and origination platform, including its industry relationships, to directly source investment opportunities. Such investments are originated or structured for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components, although we do not generally make equity investments independent of having an existing credit relationship. We believe directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.

Opportunistic: We intend to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include event driven investments, anchor orders and CLOs.

In the case of event driven investments, we intend to take advantage of dislocations that arise in the markets due to an impending event and where the market’s apparent expectation of value differs substantially from our fundamental analysis. Such events may include a looming debt maturity or default, a merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling, or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Compared to other investment strategies, event driven investing depends more heavily on our ability to successfully predict the outcome of an individual event rather than on underlying macroeconomic fundamentals. As a result, successful event driven strategies may offer both substantial diversification benefits and the ability to generate performance in uncertain market environments.

We may also invest in certain opportunities that are originated and then syndicated by a commercial or investment bank, but where we provide a capital commitment significantly above the average syndicate participant, i.e., an anchor order. In these types of investments, we may receive fees, preferential pricing or other benefits not available to other lenders in return for our significant capital commitment. Our decision to provide an anchor order to a syndicated transaction is predicated on a rigorous credit analysis, our familiarity with a particular company, industry or financial sponsor, and the broader investment experiences of FB Advisor and GDFM.

In addition, our relationship with GSO, one of the largest CLO managers in the world, allows us to opportunistically invest in CLOs. CLOs are a form of securitization where the cash flow from a pooled basket of syndicated loans is used to support distribution payments made to different tranches of securities. While collectively CLOs represent nearly fifty percent of the broadly syndicated loan universe, investing in individual CLO tranches requires a high degree of investor sophistication due to their structural complexity and the illiquid nature of their securities.

Broadly Syndicated/Other: Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our directly originated investments and provide a complement to our less liquid strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests, in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). We also invest in non-rated debt securities.

Revenues

The principal measure of our financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on foreign currency, net unrealized appreciation or depreciation on investments and net unrealized gain or loss on foreign currency. Net investment income is the difference between our income from interest, dividends, fees and other investment income and our operating and other expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost, including the respective realized gain or loss on foreign currency for those foreign denominated investment transactions. Net realized gain or loss on foreign currency is the portion of realized gain or loss attributable to foreign currency fluctuations. Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio, including the respective unrealized gain or loss on foreign currency for those foreign denominated investments. Net unrealized gain or loss on foreign currency is the net change in the value of receivables or accruals due to the impact of foreign currency fluctuations.

We principally generate revenues in the form of interest income on the debt investments we hold. In addition, we generate revenues in the form of non-recurring commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned. We may also generate revenues in the form of dividends and other distributions on the equity or other securities we hold.

Expenses

Our primary operating expenses include the payment of management and incentive fees and other expenses under the July 2014 investment advisory agreement and the administration agreement, interest expense from financing facilities and other indebtedness, and other expenses necessary for our operations. The management and incentive fees compensate FB Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FB Advisor is responsible for compensating our investment sub-adviser.

FB Advisor oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FB Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, FB Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Pursuant to the administration agreement, we reimburse FB Advisor for expenses necessary to perform services related to our administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to us on behalf of FB Advisor. We reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FB Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to FB Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organization expenses relating to offerings of our securities, subject to limitations included in the July 2014 investment advisory agreement;

•	the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on our debt or related obligations;

•	transfer agent and custodial fees;

•

research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	fees and expenses of directors not also serving in an executive officer capacity for us or FB Advisor;

•	costs of proxy statements, stockholders’ reports, notices and other filings;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for our investments; and

•

all other expenses incurred by FB Advisor, GDFM or us in connection with administering our business, including expenses incurred by FB Advisor or GDFM in performing administrative services for us and administrative personnel paid by FB Advisor or GDFM, to the extent they are not controlling persons of FB Advisor, or GDFM, or any of their respective affiliates, subject to the limitations included in the July 2014 investment advisory agreement and the administration agreement.

In addition, we have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FB Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.

Portfolio Investment Activity for the Three Months Ended March 31, 2016 and for the Year Ended December 31, 2015

During the three months ended March 31, 2016, we made investments in portfolio companies totaling $55,617. During the same period, we sold investments for proceeds of $65,846 and received principal repayments of $103,282. As of March 31, 2016, our investment portfolio, with a total fair value of $3,866,748 (54% in first lien senior secured loans, 15% in second lien senior secured loans, 5% in senior secured bonds, 12% in subordinated debt, 2% in collateralized securities and 12% in equity/other), consisted of interests in 111 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $114.3 million. As of March 31, 2016, the debt investments in our portfolio were purchased at a weighted average price of 98.3% of par, and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), prior to leverage, was 9.6% based upon the amortized cost of our investments. For the three months ended March 31, 2016, our total return based on net asset value was (0.66)% and our total return based on market value was 4.45%.

During the year ended December 31, 2015, we made investments in portfolio companies totaling $1,647,620. During the same period, we sold investments for proceeds of $607,368 and received principal repayments of $1,018,152. As of December 31, 2015, our investment portfolio, with a total fair value of $4,029,371 (54% in first lien senior secured loans, 15% in second lien senior secured loans, 6% in senior secured bonds, 11% in subordinated debt, 2% in collateralized securities and 12% in equity/other), consisted of interests in 114 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $113.2 million. As of December 31, 2015, the debt investments in our portfolio were purchased at a weighted average price of 98.3% of par, and our estimated gross portfolio yield, prior to leverage, was 9.8% based upon the amortized cost of our investments. For the year ended December 31, 2015, our total return based on net asset value was 1.63% and our total return based on market value was (0.50)%.

Our estimated gross portfolio yield may be higher than an investor’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield and total return based on net asset value do not represent actual investment returns to stockholders. Our estimated gross portfolio yield and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. See footnotes 5 and 6 to the table included in Note 10 to our unaudited consolidated financial statements included herein for information regarding the calculation of our total return based on net asset value and total return based on market value, respectively.

Total Portfolio Activity

The following tables present certain selected information regarding our portfolio investment activity for the three months ended March 31, 2016 and year ended December 31, 2015:

	For the Three Months Ended March 31, 2016	For the Year Ended December 31, 2015
Net Investment Activity
Purchases	$55,617	$1,647,620
Sales and Redemptions	(169,128)	(1,625,520)

Net Portfolio Activity	$(113,511)	$22,100

	For the Three Months Ended March 31, 2016		For the Year Ended December 31, 2015

New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$19,943	36%	$941,661	57%
Senior Secured Loans—Second Lien	—	—	268,790	16%
Senior Secured Bonds	—	—	108,787	7%
Subordinated Debt	11,516	21%	200,471	12%
Collateralized Securities	—	—	482	0%
Equity/Other	24,158	43%	127,429	8%

Total	$55,617	100%	$1,647,620	100%

The following table summarizes the composition of our investment portfolio at cost and fair value as of March 31, 2016 and December 31, 2015:

	March 31, 2016
	(Unaudited)			December 31, 2015
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,159,062	$2,092,670	54%	$2,248,419	$2,173,829	54%
Senior Secured Loans—Second Lien	623,648	587,936	15%	661,742	624,814	15%
Senior Secured Bonds	320,824	192,661	5%	344,196	240,754	6%
Subordinated Debt	508,257	441,369	12%	492,658	438,414	11%
Collateralized Securities	91,681	78,485	2%	94,694	85,007	2%
Equity/Other	375,794	473,627	12%	353,477	466,553	12%

Total	$4,079,266	$3,866,748	100%	$4,195,186	$4,029,371	100%

(1)	Amortized costs represent the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table presents certain selected information regarding the composition of our investment portfolio as of March 31, 2016 and December 31, 2015:

	March 31, 2016	December 31, 2015
Number of Portfolio Companies	111	114
% Variable Rate (based on fair value)	66.2%	66.8%
% Fixed Rate (based on fair value)	21.6%	21.6%
% Income Producing Equity/Other Investments (based on fair value)	4.2%	4.1%
% Non-Income Producing Equity/Other Investments (based on fair value)	8.0%	7.5%
Average Annual EBITDA of Portfolio Companies	$114,300	$113,200
Weighted Average Purchase Price of Debt Investments (as a % of par)	98.3%	98.3%
% of Investments on Non-Accrual (based on fair value)	0.3%	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	9.6%	9.8%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)—Excluding Non-Income Producing Assets	10.4%	10.4%

Direct Originations

The following tables present certain selected information regarding our direct originations for the three months ended March 31, 2016 and year ended December 31, 2015:

	For the Three Months Ended March 31, 2016	For the Year Ended December 31, 2015
New Direct Originations
Total Commitments (including unfunded commitments)	$43,598	$1,484,144
Exited Investments (including partial paydowns)	(113,615)	(1,123,440)

Net Direct Originations	$(70,017)	$360,704

	For the Three Months Ended March 31, 2016		For the Year Ended December 31, 2015

New Direct Originations by Asset Class (including unfunded commitments)	Commitment Amount	Percentage	Commitment Amount	Percentage
Senior Secured Loans—First Lien	$8,661	20%	$983,297	66%
Senior Secured Loans—Second Lien	—	—	213,117	15%
Senior Secured Bonds	—	—	61,361	4%
Subordinated Debt	11,229	26%	106,379	7%
Collateralized Securities	—	—	—	—
Equity/Other	23,708	54%	119,990	8%

Total	$43,598	100%	$1,484,144	100%

	For the Three Months Ended March 31, 2016	For the Year Ended December 31, 2015
Average New Direct Origination Commitment Amount	$8,720	$26,503
Weighted Average Maturity for New Direct Originations	11/23/25	2/27/21
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period	6.0%	9.8%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period—Excluding Non-Income Producing Assets	10.9%	10.7%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Direct Originations Exited during Period	9.0%	10.2%

The following table presents certain selected information regarding our direct originations as of March 31, 2016 and December 31, 2015:

Characteristics of All Direct Originations held in Portfolio	March 31, 2016	December 31, 2015
Number of Portfolio Companies	70	71
Average Annual EBITDA of Portfolio Companies	$65,300	$61,500
Average Leverage Through Tranche of Portfolio Companies—Excluding Equity/Other and Collateralized Securities	5.0x	4.9x
% of Investments on Non-Accrual	0.1%	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations	9.7%	9.7%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations—Excluding Non-Income Producing Assets	10.4%	10.4%

Portfolio Composition by Strategy and Industry

The table below summarizes the composition of our investment portfolio by strategy and enumerates the percentage, by fair value, of the total portfolio assets in such strategies as of March 31, 2016 and December 31, 2015:

	March 31, 2016		December 31, 2015
Portfolio Composition by Strategy	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Direct Originations	$3,340,429	86%	$3,434,588	85%
Opportunistic	431,968	11%	488,969	12%
Broadly Syndicated/Other	94,351	3%	105,814	3%

Total	$3,866,748	100%	$4,029,371	100%

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2016 and December 31, 2015:

	March 31, 2016 (Unaudited)		December 31, 2015

Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$99,250	2%	$95,950	2%
Capital Goods	888,315	23%	906,387	22%
Commercial & Professional Services	340,176	9%	327,407	8%
Consumer Durables & Apparel	254,717	7%	259,789	6%
Consumer Services	425,183	11%	426,534	11%
Diversified Financials	146,835	4%	154,651	4%
Energy	383,861	10%	365,698	9%
Food, Beverage & Tobacco	—	—	10,648	0%
Health Care Equipment & Services	201,480	5%	195,420	5%
Materials	259,385	7%	275,429	7%
Media	127,741	3%	126,742	3%
Retailing	28,339	1%	64,647	2%
Semiconductors & Semiconductor Equipment	4,629	0%	5,530	0%
Software & Services	334,083	9%	425,992	11%
Technology Hardware & Equipment	118,786	3%	127,682	3%
Telecommunication Services	157,284	4%	160,206	4%
Transportation	96,684	2%	100,659	3%

Total	$3,866,748	100%	$4,029,371	100%

As of March 31, 2016, except for JW Aluminum Co., in which we have a second lien secured loan investment and two equity/other investments, we did not “control” any of our portfolio companies, as defined in the 1940 Act. As of March 31, 2016, except for Allen Systems Group, Inc., in which we have a senior secured loan investment and an equity/other investment, and Fronton Investor Holdings, LLC, in which we have an equity/other investment, we were not an “affiliated person” of any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities or we had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if we owned 5% or more of its voting securities.

Our investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, which require us to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of March 31, 2016, we had seventeen unfunded debt investments with aggregate unfunded commitments of $120,768, one unfunded commitment to purchase up to $384 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded debtor in possession, or DIP, investment in Aspect Software, Inc. with an unfunded commitment of $275. As of December 31, 2015, we had nineteen unfunded debt investments with aggregate unfunded commitments of $129,660, one unfunded commitment to purchase up to $467 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded equity investment in Sunnova Holdings, LLC with an unfunded commitment of $123. We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise. For additional details regarding our unfunded debt investments, see our unaudited consolidated schedule of investments as of March 31, 2016 and audited consolidated schedule of investments as of December 31, 2015.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, FB Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FB Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.

2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.

3	Performing investment requiring closer monitoring.

4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.

5	Underperforming investment with expected loss of interest and some principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2016 and December 31, 2015:

	March 31, 2016		December 31, 2015
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$792,723	21%	$723,402	18%
2	2,260,569	59%	2,748,923	68%
3	702,620	18%	501,659	13%
4	94,135	2%	44,046	1%
5	16,701	0%	11,341	0%

Total	$3,866,748	100%	$4,029,371	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Results of Operations

Comparison of the Three Months Ended March 31, 2016 and March 31, 2015

Revenues

We generated investment income of $103,063 and $108,635 for the three months ended March 31, 2016 and 2015, respectively, in the form of interest and fees earned on senior secured loans (first and second lien), senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments. Such revenues represent $91,767 and $99,773 of cash income earned as well as $11,296 and $8,862 in non-cash portions relating to accretion of discount and PIK interest for the three months ended March 31, 2016 and 2015, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

During the three months ended March 31, 2016 and 2015, we generated $101,197 and $103,939, respectively, of interest income, which represented 98.2% and 95.7%, respectively, of total investment income. The level of interest income we receive is generally related to the balance of income-producing investments, multiplied by the weighted average yield of our investments.

During the three months ended March 31, 2016 and 2015, we generated $1,642 and $4,696, respectively, of fee income, which represented 1.6% and 4.3%, respectively, of total investment income. Fee income is transaction based, and typically consists of amendment and consent fees, prepayment fees, structuring fees and other non-recurring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

The decrease in fee income during the three months ended March 31, 2016 compared to the three months ended March 31, 2015 was primarily due to reduced repayment and new direct origination activity during the three months ended March 31, 2016.

During the three months ended March 31, 2016 and 2015, we generated $224 and $0, respectively, of dividend income. The increase in dividend income was due primarily to a one-time dividend paid in respect of one of our investments during the three months ended March 31, 2016.

Expenses

Our total expenses were $53,125 and $56,986 for the three months ended March 31, 2016 and 2015, respectively. Our operating expenses include base management fees attributed to FB Advisor of $17,812 and $19,038, for the three months ended March 31, 2016 and 2015, respectively. Our expenses also include administrative services expenses attributed to FB Advisor of $1,196 and $991 for the three months ended March 31, 2016 and 2015, respectively.

FB Advisor is eligible to receive incentive fees based on our performance. During the three months ended March 31, 2016, we accrued a subordinated incentive fee on income of $12,485. As of March 31, 2016, a subordinated incentive fee on income of $12,485 was payable to FB Advisor. During the three months ended March 31, 2015, we accrued a subordinated incentive fee on income of $13,905. During the three months ended March 31, 2015, we accrued capital gains incentive fees of $3,748 based on the performance of our portfolio, all of which was based on unrealized gains and none of which is payable by us unless and until those gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee” for additional information about how the incentive fees are calculated.

We recorded interest expense of $18,894 and $17,299 for the three months ended March 31, 2016 and 2015, respectively, in connection with our financing arrangements. The fees incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $228 and $276 for the three months ended March 31, 2016 and 2015, respectively. Fees for our board of directors were $229 and $227 for the three months ended March 31, 2016 and 2015, respectively.

Our other general and administrative expenses totaled $2,281 and $1,502 for the three months ended March 31, 2016 and 2015, respectively, and consisted of the following:

	Three Months Ended March 31,
	2016	2015
Expenses associated with our independent audit and related fees	$112	$137
Compensation of our chief compliance officer(1)	—	25
Legal fees	297	371
Printing fees	445	99
Stock transfer agent fees	90	80
Other	1,337	790

Total	$2,281	$1,502

(1)	On April 1, 2015, James F. Volk was appointed as our chief compliance officer. Prior to that date, we had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as our chief compliance officer. Mr. Volk is employed by Franklin Square Holdings and does not receive any direct compensation from us in this capacity.

During the three months ended March 31, 2016 and 2015, the ratio of our expenses to our average net assets was 2.44% and 2.41%, respectively. Our ratio of expenses to our average net assets during the three months ended March 31, 2016 and 2015 includes $18,894 and $17,299, respectively, related to interest expense and $12,485 and $17,653, respectively, related to accruals for incentive fees. Without such expenses, our ratio of expenses to average net assets would have been 1.00% and 0.93% for the three months ended March 31, 2016 and 2015, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under our financing arrangements and benchmark interest rates such as LIBOR, among other factors. The higher ratio of adjusted expenses to average net assets during the three months ended March 31, 2016, compared to the three months ended March 31, 2015, can primarily be attributed to a decline in average net assets for the three months ended March 31, 2016.

Net Investment Income

Our net investment income totaled $49,938 ($0.21 per share) and $51,649 ($0.21 per share) for the three months ended March 31, 2016 and 2015, respectively. The decrease in net investment income can be attributed to, among other things, the decrease in fee income for the three months ended March 31, 2016.

Net Realized Gains or Losses

We sold investments and received principal repayments of $65,846 and $103,282, respectively, during the three months ended March 31, 2016, from which we realized a net loss of $13,779. We also realized a net gain of $84 from settlements on foreign currency during the three months ended March 31, 2016. We sold investments and received principal repayments of $94,334 and $143,021, respectively, during the three months ended March 31, 2015, from which we realized a net gain of $3,285. We also realized a net gain of $110 from settlements on foreign currency during the three months ended March 31, 2015.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Unrealized Gain (Loss) on Foreign Currency

For the three months ended March 31, 2016, the net change in unrealized appreciation (depreciation) on investments totaled $(46,703) and the net change in unrealized gain (loss) on foreign currency totaled $(1,637). For the three months ended March 31, 2015, the net change in unrealized appreciation (depreciation) on investments totaled $11,934 and the net change in unrealized gain (loss) on foreign currency totaled $3,448. The net change in unrealized appreciation (depreciation) on our investments during the three months ended March 31, 2016 was primarily driven by volatility in the high yield markets impacting our senior secured bond and subordinated debt positions.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended March 31, 2016, the net decrease in net assets resulting from operations was $12,097 ($(0.05) per share) compared to a net increase in net assets resulting from operations of $70,426 ($0.29 per share) during the three months ended March 31, 2015.

Comparison of the Years Ended December 31, 2015 and December 31, 2014

Revenues

We generated investment income of $474,797 and $464,819 for the years ended December 31, 2015 and 2014, respectively, in the form of interest and fees earned on senior secured loans (first and second lien), senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments. Such revenues represent $440,121 and $423,550 of cash income earned as well as $34,676 and $41,269 in non-cash portions relating to accretion of discount and PIK interest for the years ended December 31, 2015 and 2014, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

During the years ended December 31, 2015 and 2014, we generated $423,817 and $418,749, respectively, of interest income, which represented 89.3% and 90.1%, respectively, of total investment income. The level of interest income we receive is generally related to the balance of income-producing investments, multiplied by the weighted average yield of our investments.

During the years ended December 31, 2015 and 2014, we generated $44,182 and $44,961, respectively, of fee income, which represented 9.3% and 9.7%, respectively, of total investment income. Fee income is transaction based, and typically consists of amendment and consent fees, prepayment fees, structuring fees and other non-recurring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

The increase in interest income is due primarily to increased prepayment activity during the year ended December 31, 2015.

During the years ended December 31, 2015 and 2014, we generated $6,798 and $1,109, respectively, of dividend income. The increase in dividend income was due primarily to a one-time dividend paid in respect of one of our investments during the year ended December 31, 2015.

Expenses

Our net expenses were $203,651 and $217,411 for the years ended December 31, 2015 and 2014, respectively. Our operating expenses include base management fees attributed to FB Advisor of $75,401 and $84,617 for the years ended December 31, 2015 and 2014, respectively. Our expenses also include administrative services expenses attributed to FB Advisor of $4,182 and $4,794 for the years ended December 31, 2015 and 2014, respectively.

FB Advisor is eligible to receive incentive fees based on our performance. During the year ended December 31, 2015, we accrued a subordinated incentive fee on income of $61,036. As of December 31, 2015, a subordinated incentive fee on income of $13,374 was payable to FB Advisor. During the year ended December 31, 2014, we accrued a subordinated incentive fee on income of $58,122. During the year ended

December 31, 2015 and 2014, we reversed capital gains incentive fees of $21,075 and $9,468, respectively, based on the performance of our portfolio. No capital gains incentive fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee” for additional information about how the incentive fees are calculated.

We recorded interest expense of $75,127 and $64,804 for the years ended December 31, 2015 and 2014, respectively, in connection with our financing arrangements. The fees incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $1,082 and $1,223 for the years ended December 31, 2015 and 2014, respectively. We incurred fees and expenses with our stock transfer agent of $134 and $1,037 for the years ended December 31, 2015 and 2014, respectively. Fees for our board of directors were $1,026 and $1,027 for the years ended December 31, 2015 and 2014, respectively.

Our other general and administrative expenses totaled $6,738 and $9,049 for the years ended December 31, 2015 and 2014, respectively, and consisted of the following:

	Year Ended December 31,
	2015	2014
Expenses associated with our independent audit and related fees	$486	$456
Compensation of our chief compliance officer(1)	25	100
Legal fees	1,826	3,071
Printing fees	1,079	1,792
Other	3,322	3,630

Total	$6,738	$9,049

(1)	On April 1, 2015, James F. Volk was appointed as our chief compliance officer. Prior to that date, we had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as our chief compliance officer. Mr. Volk is employed by Franklin Square Holdings and will not receive any direct compensation from us in this capacity.

During the years ended December 31, 2015 and 2014, we accrued $6,056 and $5,400, respectively, for excise taxes.

During the years ended December 31, 2015 and 2014, the ratio of our expenses to our average net assets was 8.90% and 8.79%, respectively. Our ratio of expenses to our average net assets during the years ended December 31, 2015 and 2014 includes $75,127 and $64,804, respectively, related to interest expense, $39,961 and $48,654, respectively, related to accruals for incentive fees and an accrual of $6,056 and $5,400, respectively, for excise taxes. Without such expenses, our ratio of expenses to average net assets would have been 3.75% and 4.10% for the years ended December 31, 2015 and 2014, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under our financing arrangements and benchmark interest rates such as LIBOR, among other factors. The lower ratio of adjusted expenses to average net assets during the year ended December 31, 2015 compared to the year ended December 31, 2014 can primarily be attributed to a reduction in management fees, as well as lower legal fees, administrative services expenses and stock transfer agent fees charged to us during the year ended December 31, 2015, as well as the costs associated with the listing of shares of our common stock on the NYSE incurred during the year ended December 31, 2014.

Net Investment Income

Our net investment income totaled $265,090 ($1.10 per share) and $242,008 ($0.97 per share) for the years ended December 31, 2015 and 2014, respectively. The increase in net investment income can be attributed to, among other things, the increase in revenues from interest and dividend income, and the decrease in operating expenses, for the year ended December 31, 2015, in each case, as described above.

Net Realized Gains or Losses

We sold investments and received principal repayments of $607,368 and $1,018,152, respectively, during the year ended December 31, 2015, from which we realized a net loss of $62,426. We also realized a net loss of $640 from settlements on foreign currency during the year ended December 31, 2015. We sold investments and received principal repayments of $1,246,624 and $875,315, respectively, during the year ended December 31, 2014, from which we realized a net gain of $30,607. We also realized a net loss of $301 from settlements on foreign currency during the year ended December 31, 2014.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Unrealized Gain (Loss) on Foreign Currency

For the year ended December 31, 2015, the net change in unrealized appreciation (depreciation) on investments totaled $(167,165) and the net change in unrealized gain (loss) on foreign currency totaled $3,526. For the year ended December 31, 2014, the net change in unrealized appreciation (depreciation) on investments totaled $(82,146) and the net change in unrealized gain (loss) on foreign currency totaled $4,613. The net change in unrealized appreciation (depreciation) on our investments during the year ended December 31, 2015 was primarily driven by a general widening of credit spreads and decreased valuations of certain energy investments.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the year ended December 31, 2015, the net increase in net assets resulting from operations was $38,385 ($0.16 per share) compared to a net increase in net assets resulting from operations of $194,781 ($0.78 per share) during the year ended December 31, 2014.

Comparison of the Years Ended December 31, 2014 and December 31, 2013

Revenues

We generated investment income of $464,819 and $474,566 for the years ended December 31, 2014 and 2013, respectively, in the form of interest and fees earned on senior secured loans (first and second lien), senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments. Such revenues represent $423,550 and $423,585 of cash income earned as well as $41,269 and $50,981 in non-cash portions relating to accretion of discount and PIK interest for the years ended December 31, 2014 and 2013, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. The decrease in investment income is due primarily to the reduction in the yield on our investments during the first nine months of 2014, which was attributed to a general tightening of spreads in the credit markets during this period. The level of investment income we receive is directly related to the balance of income-producing investments multiplied by the weighted average yield of our investments.

During the years ended December 31, 2014 and 2013, we generated $44,961 and $37,084, respectively, of fee income, which represented 9.7% and 7.8%, respectively of total investment income. Such fee income is transaction based, and typically consists of amendment and consent fees, prepayment fees, structuring fees and other non-recurring fees. As such, future fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

Expenses

Our expenses were $222,811 and $229,590 for the years ended December 31, 2014 and 2013, respectively. Our operating expenses include base management fees attributed to FB Advisor of $81,780 and $90,247 for the years ended December 31, 2014 and 2013, respectively. Our expenses also include administrative services expenses attributed to FB Advisor of $4,794 and $5,165 for the years ended December 31, 2014 and 2013, respectively.

FB Advisor is eligible to receive incentive fees based on our performance. During the year ended December 31, 2014, we accrued a subordinated incentive fee on income of $58,122 and paid FB Advisor $59,336 in respect of such fee. As of December 31, 2014, a subordinated incentive fee on income of $13,089 was payable to FB Advisor. During the year ended December 31, 2013, we accrued a subordinated incentive fee on income of $62,253 and paid FB Advisor $61,343 in respect of such fee. During the year ended December 31, 2014, we reversed capital gains incentive fees of $9,468 based on the performance of our portfolio. During the year ended December 31, 2013, we accrued capital gains incentive fees of $4,173 based on the performance of our portfolio, of which $2,583 was based on unrealized gains and $1,590 was based on realized gains. No capital gains incentive fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee” for additional information about how the incentive fees are calculated.

We recorded interest expense of $64,804 and $50,763 for the years ended December 31, 2014 and 2013, respectively, in connection with our credit facilities, the JPM Facility, the 4.000% notes and the 4.250% notes. The fees incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $1,223 and $1,390 for the years ended December 31, 2014 and 2013, respectively. We incurred fees and expenses with our stock transfer agent of $1,037 and $2,820 for the years ended December 31, 2014 and 2013, respectively. Fees for our board of directors were $1,027 and $943 for the years ended December 31, 2014 and 2013, respectively.

Our other general and administrative expenses totaled $9,049 and $6,094 for the years ended December 31, 2014 and 2013, respectively, and consisted of the following:

	Year Ended December 31,
	2014	2013
Expenses associated with our independent audit and related fees	$456	$572
Compensation of our chief compliance officer	100	100
Legal fees	3,071	1,510
Printing fees	1,792	1,500
Other	3,630	2,412

Total	$9,049	$6,094

During the years ended December 31, 2014 and 2013, we accrued $5,400 and $5,742, respectively, for excise taxes.

During the years ended December 31, 2014 and 2013, the ratio of our expenses to our average net assets was 8.79% and 8.90%, respectively. Our ratio of expenses to our average net assets during the years ended December 31, 2014 and 2013 includes $64,804 and $50,763, respectively, related to interest expense, $48,654 and $66,426, respectively, related to accruals for incentive fees and an accrual of $5,400 and $5,742, respectively, for excise taxes. Without such expenses, our ratio of expenses to average net assets would have been 4.10% and 4.14% for the years ended December 31, 2014 and 2013, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in benchmark interest rates such as LIBOR, among other factors. The lower ratio of expenses to average net assets during the year ended December 31, 2014 compared to the year ended December 31, 2013 can primarily be attributed to a reduction in management fees as a result of the waiver by FB Advisor of certain management fees to which it was otherwise entitled, and subsequent permanent reduction of such fees during the year ended December 31, 2014, as well as a reduction in administrative services expenses and stock transfer agent fees charged to us, which were partially offset by costs associated with the listing of our common stock on the NYSE.

Net Investment Income

Our net investment income totaled $242,008 ($0.97 per share) and $244,976 ($0.96 per share) for the years ended December 31, 2014 and 2013, respectively. The decrease in net investment income can be attributed to, among other things, a reduction in revenues for the year ended December 31, 2014 which were largely offset by the expense reductions noted above. The increase in net investment income on a per share basis is due to a year over year decline in average shares outstanding as a result of the modified “Dutch auction” tender offer we conducted in April 2014 in connection with the listing of our shares on the NYSE, or the listing tender offer.

Net Realized Gains or Losses

We sold investments and received principal repayments of $1,246,624 and $875,315, respectively, during the year ended December 31, 2014, from which we realized a net gain of $30,607. We also realized a net loss of $301 from settlements on foreign currency during the year ended December 31, 2014. We sold investments and received principal repayments of $1,137,264 and $1,373,623, respectively, during the year ended December 31, 2013, from which we realized a net gain of $47,014. We also realized a net loss of $111 from settlements on foreign currency during the year ended December 31, 2013.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Unrealized Gain (Loss) on Foreign Currency

For the year ended December 31, 2014, the net change in unrealized appreciation (depreciation) on investments totaled $(82,146) and the net change in unrealized gain (loss) on foreign currency totaled $4,613. For the year ended December 31, 2013, the net change in unrealized appreciation (depreciation) on investments totaled $(25,982) and the net change in unrealized gain (loss) on foreign currency totaled $(57). The net change in unrealized appreciation (depreciation) on our investments during the year ended December 31, 2014 was primarily driven by a general widening of credit spreads on our loan and debt investments during the fourth quarter, partially offset by increased valuations of certain of our equity/other positions.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the year ended December 31, 2014, the net increase in net assets resulting from operations was $194,781 ($0.78 per share) compared to a net increase in net assets resulting from operations of $265,840 ($1.04 per share) during the year ended December 31, 2013.

Financial Condition, Liquidity and Capital Resources

Overview

As of March 31, 2016, we had $71,376 in cash, which we or our wholly-owned financing subsidiaries held in custodial accounts, and $267,272 in borrowings available under our financing arrangements, subject to borrowing base and other limitations. As of March 31, 2016, we also had broadly syndicated investments and opportunistic investments that could be sold to create additional liquidity. As of March 31, 2016, we had seventeen unfunded debt investments with aggregate unfunded commitments of $120,768, one unfunded equity investment with an unfunded commitment of $384 and one unfunded DIP investment with an unfunded commitment of $275. We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

We currently generate cash primarily from cash flows from fees, interest and dividends earned from our investments, as well as principal repayments and proceeds from sales of our investments. To seek to enhance our returns, we also employ leverage as market conditions permit and at the discretion of FB Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “—Financing Arrangements.”

Prior to investing in securities of portfolio companies, we invest the cash received from fees, interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

Financing Arrangements

The following table presents summary information with respect to our outstanding financing arrangements as of March 31, 2016:

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
ING Credit Facility	Revolving Credit Facility	L+2.50%	$32,728	(1)	$267,272	April 3, 2018
JPM Facility	Repurchase Agreement	3.25%	$725,000		$—	April 15, 2017
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$325,000		$—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	$275,000		$—	May 15, 2022

(1)	Borrowings in Euros. Euro balance outstanding of €28,738 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.14 as of March 31, 2016 to reflect total amount outstanding in U.S. dollars.

Our average borrowings and weighted average interest rate, including the effect of non-usage fees, for the three months ended March 31, 2016 were $1,888,625 and 3.76%, respectively. As of March 31, 2016, our weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.98%.

Arch Street Credit Facility

On July 14, 2014, Arch Street Funding LLC, or Arch Street, our former wholly-owned, special-purpose financing subsidiary, repaid and terminated the revolving credit facility, or the Arch Street credit facility, with Citibank, N.A., as administrative agent, and the financial institutions and other lenders from time to time party thereto. The Arch Street credit facility provided for borrowings in an aggregate principal amount up to $350,000 on a committed basis. Prior to the termination of the Arch Street credit facility, borrowings under the Arch Street credit facility accrued interest at a rate equal to three-month LIBOR plus 2.05% per annum. Beginning November 27, 2012, Arch Street became required to pay a non-usage fee of 0.50% to the extent the aggregate principal amount available under the facility was not borrowed.

As of March 31, 2016 and December 31, 2015, no amounts remained outstanding under the Arch Street credit facility.

For the years ended December 31, 2014 and 2013, the components of total interest expense for the Arch Street credit facility were as follows:

	Year Ended December 31,
	2014	2013
Direct interest expense	$4,173	$10,093
Non-usage fees	220	311
Amortization of deferred financing costs	2,896	1,481

Total interest expense	$7,289	$11,885

For the years ended December 31, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Arch Street credit facility were as follows:

	Year Ended December 31,
	2014	2013
Cash paid for interest expense(1)	$6,464	$12,121
Average borrowings under the facility(2)	$360,986	$488,712
Effective interest rate on borrowings (including the effect of non-usage fees)	—	1.99%
Weighted average interest rate (including the effect of non-usage fees)	2.24%	2.10%

(1)	Interest under the Arch Street credit facility was paid quarterly in arrears.

(2)	For the year ended December 31, 2014, average borrowings under the Arch Street credit facility are calculated from the beginning of the period to July 14, 2014, the date we terminated the facility.

Borrowings of Arch Street were considered borrowings by us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Broad Street Credit Facility

On January 28, 2011, Broad Street Funding LLC, or Broad Street, our wholly-owned, special-purpose financing subsidiary, Deutsche Bank AG, New York Branch, or Deutsche Bank, and the other lenders party thereto entered into an amended and restated multi-lender, syndicated revolving credit facility, or the Broad Street credit facility, which amended and restated the revolving credit facility that Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto. On December 15, 2015, Broad Street and Deutsche Bank entered into an amendment to the facility which extended the maturity date to January 19, 2016. The Broad Street credit facility terminated on January 19, 2016. The Broad Street credit facility provided for borrowings of up to $125,000 at a rate of LIBOR, for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. Deutsche Bank was a lender and served as administrative agent under the facility.

Under the Broad Street credit facility, we transferred debt securities to Broad Street from time to time as a contribution to capital and retained a residual interest in the contributed debt securities through our ownership of Broad Street. The obligations of Broad Street under the facility were non-recourse to us and our exposure under the facility was limited to the value of our investment in Broad Street.

As of March 31, 2016 and December 31, 2015, no amounts remained outstanding under the Broad Street credit facility. We incurred costs of $2,566 in connection with obtaining and amending the facility, which we had recorded as deferred financing costs on our consolidated balance sheets and amortized to interest expense over the life of the facility. As of March 31, 2016, all of the deferred financing costs have been amortized to interest expense.

For the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, the components of total interest expense for the Broad Street credit facility were as follows:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013
Direct interest expense	—	$406	$1,847	$4,117
Non-usage fees	—	—	—	72
Amortization of deferred financing costs	—	—	—	225

Total interest expense	—	$406	$1,847	$4,414

For the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Broad Street credit facility were as follows:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013
Cash paid for interest expense(1)	—	$635	$1,719	$4,735
Average borrowings under the facility(2)	—	$69,063	$107,113	$230,466
Effective interest rate on borrowings (including the effect of non-usage fees)	—	—	1.75%	1.74%
Weighted average interest rate (including the effect of non-usage fees)	—	1.76%	1.75%	1.76%

(1)	Interest under the Broad Street credit facility was paid quarterly in arrears.

(2)	The average borrowings under the Broad Street credit facility are calculated for the period we had borrowings outstanding under the facility.

Borrowings of Broad Street were considered borrowings by us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

ING Credit Facility

On April 3, 2014, we entered into a senior secured credit facility with ING Capital LLC, or ING, as administrative agent, and the lenders thereto, or the ING credit facility. The ING credit facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300,000, with an option for us to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $100,000 of additional commitments. The ING credit facility provides for the issuance of letters of credit in an aggregate face amount not to exceed $25,000. Our obligations under the ING credit facility are guaranteed by all of our subsidiaries, other than our special-purpose financing subsidiaries. Our obligations under the ING credit facility are secured by a first priority security interest in substantially all of our assets and the subsidiary guarantors thereunder other than the equity interests of our special-purpose financing subsidiaries.

Borrowings under the ING credit facility are subject to compliance with a borrowing base. Interest under the ING credit facility for (i) loans for which we elect the base rate option is payable at a rate equal to 1.5% per annum plus the greatest of (x) the “U.S. Prime Rate” as published in The Wall Street Journal, (y) the federal funds effective rate plus 0.5% per annum and (z) three-month LIBOR plus 1% per annum and (ii) loans for which we elect the option to borrow in Euro is payable at a rate equal to 2.50% per annum plus adjusted LIBOR. The ING credit facility is subject to a non-usage fee of (a) 1% per annum on the unused portion of the commitment under the ING credit facility for each day such unused portion is 65% or more of the commitments and (b) 0.375% per annum on the unused portion of the commitments for each day the unused portion is less than 65%. We will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the ING credit facility.

In connection with the ING credit facility, we have made certain representations and warranties and must comply with various covenants and reporting requirements customary for facilities of this type. In addition, we must comply with the following financial covenants: (a) our minimum stockholders’ equity, measured as of each fiscal quarter-end, must be greater than or equal to the greater of (i) 40% of our assets and our subsidiaries as of the last day of such fiscal quarter and (ii) $1,980,744 (less amounts paid to purchase common stock in our listing tender offer), plus 50% of the net proceeds of any post-closing equity offerings; (b) we must maintain at all times a 200% asset coverage ratio; (c) the sum of (x) our and the guarantors’ net worth (defined as stockholders’ equity minus the net asset value held by us in any special-purpose financing subsidiaries) plus (y) 30% of the equity value of any special-purpose financing subsidiaries, must at all times be at least equal to the sum of (A) any of our unsecured longer-term debt and (B) accrued but unpaid base management fees and incentive fees at the time of measurement; and (d) the aggregate value of eligible portfolio investments that can be converted to cash in fewer than 20 business days without more than a 5% change in price must not be less than 10% of the covered debt amount (defined as the aggregate amount of outstanding loans and issued letters of credit under the facility, plus, to the extent incurred after closing of the ING credit facility, certain of our other permitted debt) for more than 30 business days during any period during which the covered debt amount (less cash and cash equivalents included in the borrowing base) is greater than 90% of the borrowing base (less cash and cash equivalents included therein).

The ING credit facility contains events of default customary for financing transactions of this type. Upon the occurrence of an event of default, ING, at the instruction of the lenders, may terminate the commitments and declare the outstanding advances and all other obligations under the ING credit facility immediately due and payable. During the continuation of an event of default and subject, in certain cases, to the instructions of the lenders, we must pay interest at a default rate.

As of March 31, 2016 and December 31, 2015, $32,728 and $34,625, respectively, was outstanding under the ING credit facility, which includes borrowings in Euro in an aggregate amount of €28,738 and €29,125, respectively. The carrying amount of the amount outstanding under the facility approximates its fair value. We incurred costs of $3,406 in connection with obtaining the ING credit facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the facility. As of March 31, 2016, $1,139 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, the components of total interest expense for the ING credit facility were as follows:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013
Direct interest expense	$823	$2,527	$3,994	—
Non-usage fees	237	1,520	616	—
Amortization of deferred financing costs	281	1,131	855	—

Total interest expense	$1,341	$5,178	$5,465	—

For the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the ING credit facility were as follows:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013
Cash paid for interest expense(1)	$1,421	$3,741	$4,272	—
Average borrowings under the facility(2)	$114,174	$92,550	$251,387	—
Effective interest rate on borrowings (including the effect of non-usage fees)	10.70%	10.79%	3.23%	—
Weighted average interest rate (including the effect of non-usage fees)	3.67%	4.31%	2.46%	—

(1)	Interest under the ING credit facility is paid at the end of each interest period in arrears for borrowings in Euro and quarterly in arrears for base rate borrowings. This first interest payment was made on July 8, 2014.

(2)	For the year ended December 31, 2014, average borrowings under the ING credit facility are calculated for the period since we commenced borrowing thereunder to December 31, 2014.

JPM Financing

On July 21, 2011, through our two wholly-owned, special-purpose financing subsidiaries, Locust Street, and Race Street, we entered into the JPM Facility. We elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements. We and JPM most recently amended the financing arrangement on March 1, 2016 to, among other things, reduce the amount of outstanding available debt financing from $800,000 to $725,000.

Pursuant to the financing arrangement, the assets held by Locust Street secure the obligations of Locust Street under the Class A Notes issued by Locust Street to Race Street pursuant to the Amended and Restated Indenture. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes issued by Locust Street is $870,000. All principal and interest on the Class A Notes will be due and payable on the stated maturity date of April 15, 2024. Race Street has purchased all Class A Notes issued by Locust Street at a purchase price equal to their par value.

Pursuant to the Amended and Restated Indenture, Locust Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition, the Amended and Restated Indenture contains customary events of default for similar financing arrangements, including: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date or to make interest payments on the Class A Notes within five business days of when due; (b) the failure of the aggregate outstanding principal balance (subject to certain reductions) of the assets securing the Class A Notes to be at least 130% of the outstanding principal amount of the Class A Notes; and (c) GDFM ceasing to be the sub-adviser to our investment adviser, FB Advisor.

Race Street, in turn, has entered into the JPM Facility. Pursuant to the JPM Facility, JPM purchased the $870,000 of Class A Notes held by Race Street for a purchase price equal to $725,000. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell the Class A Notes to JPM. The final repurchase transaction must occur no later than April 15, 2017. The repurchase price paid by Race Street to JPM for each repurchase of Class A Notes will be equal to the purchase price paid by JPM for the Class A Notes, plus interest thereon accrued at a fixed rate of 3.25% per annum. Race Street is permitted to reduce (based on certain thresholds during specified periods) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions, and any other reductions of the principal amount of Class A Notes, including upon an event of default, are subject to breakage fees in an amount equal to the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

If at any time during the term of the JPM Facility the market value of the assets held by Locust Street securing the Class A Notes declines below the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such assets at such time is less than the Margin Threshold. Similarly, pursuant to the JPM Facility, the adjusted market value of the assets held by Locust Street must be at least $442,406. In either such event, in order to satisfy these requirements, Race Street intends to borrow funds from us pursuant to the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

Pursuant to the financing arrangement, the assets held by Race Street secure the obligations of Race Street under the JPM Facility.

Pursuant to the JPM Facility, Race Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The JPM Facility contains customary events of default included in similar transactions, including: (a) the failure to pay the repurchase price upon the applicable payment dates; (b) the failure to post required cash collateral with JPM as discussed above; and (c) the occurrence of an event of default under the Indenture.

As of March 31, 2016 and December 31, 2015, Class A Notes in the aggregate principal amount of $870,000 and $960,000, respectively, had been purchased by Race Street from Locust Street and subsequently sold to JPM under the JPM Facility for aggregate proceeds of $725,000 and $800,000, respectively. The carrying amount outstanding under the JPM Facility approximates its fair value. We funded each purchase of Class A Notes by Race Street through a capital contribution to Race Street. As of March 31, 2016 and December 31, 2015, Race Street’s liability under the JPM Facility was $725,000 and $800,000, plus $2,029 and $5,633, respectively, of accrued interest expense. The Class A Notes issued by Locust Street and purchased by Race Street eliminate in consolidation on our financial statements.

As of March 31, 2016 and December 31, 2015, the fair value of assets held by Locust Street was $1,534,914 and $1,661,239, respectively, which included assets purchased by Locust Street with proceeds from the issuance of Class A Notes. As of March 31, 2016 and December 31, 2015, the fair value of assets held by Race Street was $791,614 and $817,593, respectively.

We incurred costs of $425 in connection with obtaining the JPM Facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the JPM Facility. As of March 31, 2016, all of the deferred financing costs have been amortized to interest expense.

For the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, the components of total interest expense for the JPM Facility were as follows:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013
Direct interest expense	$6,363	$28,081	$31,304	$26,452
Non-usage fees	—	—	—	—
Amortization of deferred financing costs	—	61	112	106

Total interest expense	$6,363	$28,142	$31,416	$26,558

For the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the JPM Facility were as follows:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013
Cash paid for interest expense(1)	$9,967	$29,138	$31,304	$24,060
Average borrowings under the facility	$774,451	$852,192	$950,000	$802,746
Effective interest rate on borrowings (including the effect of non-usage fees)	3.25%	3.25%	3.25%	3.25%
Weighted average interest rate (including the effect of non-usage fees)	3.25%	3.25%	3.25%	3.25%

(1)	Interest under the JPM Facility is paid quarterly in arrears.

Amounts outstanding under the JPM Facility will be considered borrowings by us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Walnut Street Credit Facility

On December 3, 2014, Walnut Street Funding LLC, or Walnut Street, our former wholly-owned, special-purpose financing subsidiary, repaid and terminated the revolving credit facility, or the Walnut Street credit facility, with Wells Fargo Bank, National Association, or together with Wells Fargo Securities, LLC, Wells Fargo. Wells Fargo Securities, LLC served as the administrative agent and Wells Fargo Bank, National Association was the sole lender, collateral agent, account bank and collateral custodian under the facility. The Walnut Street credit facility provided for borrowings in an aggregate principal amount up to $250,000 on a committed basis. Prior to the termination of the Walnut Street credit facility, borrowings under the Walnut Street credit facility accrued interest at a rate equal to three-month LIBOR, plus a spread ranging between 1.50% and 2.50% per annum, depending on the composition of the portfolio of debt securities for the relevant period. Beginning on September 17, 2012, Walnut Street became subject to a non-usage fee of 0.50% to the extent the aggregate principal amount available under the Walnut Street credit facility was not borrowed.

As of March 31, 2016 and December 31, 2015, no amounts remained outstanding under the Walnut Street credit facility.

For the years ended December 31, 2014 and 2013, the components of total interest expense for the Walnut Street credit facility were as follows:

	Year Ended December 31,
	2014	2013
Direct interest expense	$6,009	$7,118
Non-usage fees	734	33
Amortization of deferred financing costs	2,805	755

Total interest expense	$9,548	$7,906

For the years ended December 31, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Walnut Street credit facility were as follows:

	Year Ended December 31,
	2014	2013
Cash paid for interest expense(1)	$8,444	$6,959
Average borrowings under the facility(2)	$235,768	$243,583
Effective interest rate on borrowings (including the effect of non-usage fees)	—	2.89%
Weighted average interest rate (including the effect of non-usage fees)	3.18%	2.90%

(1)	Interest under the Walnut Street credit facility was paid quarterly in arrears.

(2)	For the year ended December 31, 2014, average borrowings under the Walnut Street credit facility are calculated from the beginning of the period to December 3, 2014, the date we terminated the facility.

Borrowings of Walnut Street were considered borrowings by us for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

4.000% Notes due 2019

On July 14, 2014, we and U.S. Bank National Association, or U.S. Bank, entered into an indenture, or the base indenture, and a first supplemental indenture thereto, or together with any supplemental indentures, the indenture, relating to our issuance of $400,000 aggregate principal amount of 4.000% notes due 2019, or the 4.000% notes.

The 4.000% notes will mature on July 15, 2019 and may be redeemed in whole or in part at our option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.000% notes bear interest at a rate of 4.000% per year, payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2015. The 4.000% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, we will generally be required to make an offer to purchase the outstanding 4.000% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring us to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.000% notes and U.S. Bank if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of March 31, 2016 and December 31, 2015, $400,000 of the 4.000% notes was outstanding. As of March 31, 2016, the fair value of the 4.000% notes was approximately $401,249. We incurred costs of $569 in connection with issuing the 4.000% notes, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the 4.000% notes. As of March 31, 2016, $368 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.000% notes, we have charged $5,608 of discount against the carrying amount of such notes. As of March 31, 2016, $3,685 of such discount had yet to be amortized to interest expense.

For the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, the components of total interest expense for the 4.000% notes were as follows:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013
Direct interest expense	$3,788	$16,082	$7,496	—
Amortization of deferred financing costs and discount	308	1,240	576	—

Total interest expense	$4,096	$17,322	$8,072	—

For the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.000% notes were as follows:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013
Cash paid for interest expense(1)	$8,000	$16,044	—	—
Average borrowings under the 4.000% notes(2)	$400,000	$400,000	$400,000	—
Effective interest rate on borrowings	4.00%	4.00%	4.00%	—
Weighted average interest rate	4.00%	4.00%	4.00%	—

(1)	Interest under the 4.000% notes is paid semi-annually in arrears.

(2)	For the year ended December 31, 2014, average borrowings under the 4.000% notes are calculated for the period since the date of issuance to December 31, 2014.

4.250% Notes due 2020

On December 3, 2014, we and U.S. Bank entered into a second supplemental indenture to the base indenture relating to our issuance of $325,000 aggregate principal amount of 4.250% notes due 2020, or the 4.250% notes.

The 4.250% notes will mature on January 15, 2020 and may be redeemed in whole or in part at our option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2015. The 4.250% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, we will generally be required to make an offer to purchase the outstanding 4.250% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring us to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.250% notes and U.S. Bank if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of March 31, 2016 and December 31, 2015, $325,000 of the 4.250% notes was outstanding. As of March 31, 2016, the fair value of the 4.250% notes was approximately $324,854. We incurred costs of $839 in connection with issuing the 4.250% notes, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the 4.250% notes. As of March 31, 2016, $622 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.250% notes, we have charged $4,115 of discount against the carrying amount of such notes. As of March 31, 2016, $3,047 of such discount had yet to be amortized to interest expense.

For the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, the components of total interest expense for the 4.250% notes were as follows:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013
Direct interest expense	$3,453	$13,966	$1,097	—
Amortization of deferred financing costs and discount	241	974	70	—

Total interest expense	$3,694	$14,940	$1,167	—

For the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.250% notes were as follows:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013
Cash paid for interest expense(1)	$6,906	$8,518	—	—
Average borrowings under the 4.250% notes	$325,000	$325,000	$325,000	—
Effective interest rate on borrowings	4.25%	4.25%	4.25%	—
Weighted average interest rate	4.25%	4.25%	4.25%	—

(1)	Interest under the 4.250% notes is paid semi-annually in arrears.

(2)	For the year ended December 31, 2014, average borrowings under the 4.250% notes are calculated for the period since the date of issuance to December 31, 2014.

4.750% Notes due 2022

On April 30, 2015, we and U.S. Bank entered into a third supplemental indenture to the base indenture relating to our issuance of $275,000 aggregate principal amount of 4.750% notes due 2022, or the 4.750% notes.

The 4.750% notes will mature on May 15, 2022 and may be redeemed in whole or in part at our option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.750% notes bear interest at a rate of 4.750% per year, payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2015. The 4.750% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.750% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, we will generally be required to make an offer to purchase the outstanding 4.750% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring us to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.750% notes and U.S. Bank if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of March 31, 2016 and December 31, 2015, $275,000 of the 4.750% notes was outstanding. As of March 31, 2016, the fair value of the 4.750% notes was approximately $273,074. We incurred costs of $469 in connection with issuing the 4.750% notes, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the 4.750% notes. As of March 31, 2016, $414 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.750% notes, we have charged $3,344 of discount against the carrying amount of such notes. As of March 31, 2016, $2,906 of such discount had yet to be amortized to interest expense.

For the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, the components of total interest expense for the 4.750% notes were as follows:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013
Direct interest expense	$3,265	$8,781	—	—
Amortization of deferred financing costs and discount	135	358	—	—

Total interest expense	$3,400	$9,139	—	—

For the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.750% notes were as follows:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013
Cash paid for interest expense(1)	—	$7,076	—	—
Average borrowings under the 4.750% notes(2)	$275,000	$275,000	—	—
Effective interest rate on borrowings	4.75%	4.75%	—	—
Weighted average interest rate	4.75%	4.75%	—	—

(1)	Interest under the 4.750% notes is paid semi-annually in arrears.

(2)	Average borrowings under the 4.750% notes are calculated for the period since the date of issuance to December 31, 2015.

RIC Status and Distributions

See “Distributions” for information regarding our RIC status and distributions.

Critical Accounting Policies

Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

We determine the net asset value of our investment portfolio each quarter. Securities are valued at fair value as determined in good faith by our board of directors. In connection with that determination, FB Advisor provides our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•

our quarterly fair valuation process begins with FB Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•	FB Advisor’s management team then provides the valuation committee with the preliminary valuations for each portfolio company or investment;

•	preliminary valuations are then discussed with the valuation committee;

•

our valuation committee reviews the preliminary valuations and FB Advisor’s management team, together with our independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that our board of directors approve our fair valuations; and

•

our board of directors discusses the valuations and determines the fair value of each such investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of directors may use any approved independent third-party pricing or valuation services. However, our board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FB Advisor or any approved independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may consider when determining the fair value of our investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as our board of directors, in consultation with FB Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors has delegated day-to-day responsibility for implementing our valuation policy to FB Advisor’s management team, and has authorized FB Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by our board of directors. The valuation committee is responsible for overseeing FB Advisor’s implementation of the valuation process.

Our investments as of March 31, 2016 consisted primarily of debt investments that were acquired directly from the issuer. Sixty-two senior secured loan investments, four senior secured bond investments, fifteen subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Two equity investments, which were traded on an active public market, were valued at their respective closing price as of March 31, 2016. Except as described above, we valued our other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

Our investments as of December 31, 2015 consisted primarily of debt investments that were acquired directly from the issuer. Sixty senior secured loan investments, three senior secured bond investments, fourteen subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment, which was traded on an active public market, was valued at its closing price as of December 31, 2015. Two senior secured loan investments, which were newly issued and purchased near December 31, 2015, were valued at cost as our board of directors determined that the cost of each such investment was the best indication of its fair value.

We periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where our board of directors otherwise determines that the use of such other methods is appropriate. We periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which we purchase and sell our investments. The valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation policy.

Revenue Recognition

Security transactions are accounted for on the trade date. We record interest income on an accrual basis to the extent that we expect to collect such amounts. We record dividend income on the ex-dividend date. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Our policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. We consider many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that we will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on our judgment.

Loan origination fees, original issue discount and market discount are capitalized and we amortize such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. We record prepayment premiums on loans and securities as fee income when we receive such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee

Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While none of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement or the July 2014 investment advisory agreement include or contemplate the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, we changed our methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if our entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee

Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the 2008 investment advisory and administrative services agreement, which was calculated and payable quarterly in arrears, equaled 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor did not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once our pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of our net assets rather than adjusted capital.

Under the July 2014 investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of our net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

Uncertainty in Income Taxes

We evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in our consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in our consolidated statements of operations. During the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, we did not incur any interest or penalties.

Contractual Obligations

We have entered into agreements with FB Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the July 2014 investment advisory agreement are equal to (a) an annual base management fee based on the average value of our gross assets and (b) an incentive fee based on our performance. FB Advisor, and to the extent it is required to provide such services, GDFM, are reimbursed for administrative expenses incurred on our behalf. See “—Compensation of FB Advisor,” “Investment Advisory Agreement,” “Administrative Services” and “Certain Relationships and Related Party Transactions” for a discussion of these agreements. See “—Compensation of FB Advisor” for the amount of fees and expenses accrued under these agreements during the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013.

A summary of our significant contractual payment obligations for the repayment of outstanding indebtedness at March 31, 2016 is as follows:

	Payments Due By Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
ING Credit Facility(1)	$32,728	—	$32,728	—	—
JPM Facility(2)	$725,000	$725,000	—	—	—
4.000% Notes due 2019(3)	$400,000	—	—	$400,000	—
4.250% Notes due 2020(4)	$325,000	—	—	$325,000	—
4.750% Notes due 2022(5)	$275,000	—	—	—	$275,000

(1)

At March 31, 2016, $267,272 remained unused under the ING credit facility. Amounts outstanding under the ING credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on April 3, 2018. Borrowings in Euros. Euro balance outstanding of €28,738 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.14 as of March 31, 2016 to reflect total amount outstanding in U.S. dollars.

(2)	At March 31, 2016, no amounts remained unused under the JPM Facility. Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. As of March 31, 2016, the final repurchase transaction was scheduled to occur no later than April 15, 2017.

(3)	All amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 15, 2019.

(4)	All amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on January 15, 2020.

(5)	All amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 15, 2022.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

In April 2015, the FASB issued Accounting Standards Update No. 2015-03, Interest—Imputation of Interest to simplify the presentation of debt issuance costs in the financial statements. Under existing guidance, debt issuance costs are recognized as a deferred charge and presented as an asset on the balance sheet. The amendments to the guidance require that debt issuance costs related to a recognized liability for indebtedness be presented in the balance sheet as a direct deduction from the carrying amount of that liability, consistent with debt discounts. In August 2015, the FASB issued Accounting Standards Update No. 2015-15, Interest—Imputation of Interest to update the guidance to include SEC staff views regarding the presentation and subsequent measurement of debt issuance costs related to line-of-credit arrangements. Given the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line-of-credit arrangements, the SEC has indicated that it would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement.

During the three months ended March 31, 2016, we adopted ASU 2015-03 and changed our method of disclosing debt issuance costs for our repurchase agreement and unsecured notes. ASU 2015-03 affects the presentation and disclosure of such costs in our financial statements. There is no change to our recognition and measurement of debt issuance costs. In accordance with ASU 2015-15, we elected to continue to present debt issuance costs associated with line-of-credit arrangements as an asset, unchanged from our prior method of disclosure.

Comparative financial statements of prior interim periods have been adjusted to apply the new method retrospectively. The adoption and retrospective adjustment of ASU 2015-03 had no material impact on our consolidated financial position, results of operations or cash flows as previously reported.

Compensation of FB Advisor

Pursuant to the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, FB Advisor is entitled to an annual base management fee based on the average value of our gross assets and an incentive fee based on our performance.

We commenced accruing fees under the 2008 investment advisory and administrative services agreement on January 2, 2009, upon commencement of our investment operations. Base management fees are paid on a quarterly basis in arrears. The annual base management fees under the 2008 investment advisory and administrative services agreement and the April 2014 investment advisory agreement were equal to 2.0% of the average value of our gross assets.

In anticipation of the listing of our shares of common stock on the NYSE, FB Advisor recommended that the April 2014 investment advisory agreement be further amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on our net assets, from 8% to 7.5% and (ii) assuming the reduction to the hurdle rate was approved, reduce the base management fee from 2.0% to 1.75% of the average value of our gross assets. At a special meeting of stockholders that was adjourned on June 23, 2014 and reconvened on July 17, 2014, we received stockholder approval to amend and restate the April 2014 investment advisory agreement to reflect the amendments approved by our stockholders. On July 17, 2014, we entered into the July 2014 investment advisory agreement. While stockholder approval of the proposal was pending, FB Advisor agreed, effective April 1, 2014, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.75% of the average value of our gross assets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter. Under the 2008 investment advisory and administrative services agreement, the subordinated incentive fee on income was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result FB Advisor did not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once our pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of our pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of our net assets rather than adjusted capital.

Under the July 2014 investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of our net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of our pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of the value of our net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of our pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the July 2014 investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. We accrue for the capital gains incentive fee, which, if earned, is paid annually. We accrue the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. The methodology for calculating the capital gains incentive fee is identical under the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement.

Pursuant to the 2008 investment advisory and administrative services agreement, we reimbursed FB Advisor for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement was set at the lesser of (1) FB Advisor’s actual costs incurred in providing such services and (2) the amount that we estimated it would be required to pay alternative service providers for comparable services in the same geographic location. FB Advisor was required to allocate the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors then assessed the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our board of directors considered whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compared the total amount paid to FB Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

Pursuant to the administration agreement, we reimburse FB Advisor for expenses necessary to perform services related to our administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to us on behalf of FB Advisor. We reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FB Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to FB Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

The following table describes the fees and expenses we accrued under the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement, the July 2014 investment advisory agreement and the administration agreement, as applicable during the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013:

			Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31,
Related Party	Source Agreement	Description		2015	2014	2013
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and July 2014 Investment Advisory Agreement	Base Management Fee(1)	$17,812	$75,401	$81,780	$90,247
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and July 2014 Investment Advisory Agreement	Capital Gains Incentive Fee(2)	—	$(21,075)	$(9,468)	$4,173
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and July 2014 Investment Advisory Agreement	Subordinated Incentive Fee on Income(3)	$12,485	$61,036	$58,122	$62,253
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and Administration Agreement	Administrative Services Expenses(4)	$1,196	$4,182	$4,794	$5,165

(1)	FB Advisor agreed, effective April 1, 2014, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.75% of the average value of our gross assets. For the year ended December 31, 2014, amount shown is net of waivers of $2,837. During the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, $18,415, $76,546, $84,920, and $89,054, respectively, in base management fees were paid to FB Advisor. As of March 31, 2016, $17,812 in base management fees were payable to FB Advisor.

(2)	During the years ended December 31, 2015 and 2014, we reversed capital gains incentive fees of $21,075 and $9,468, respectively, based on the performance of our portfolio. During the year ended December 31, 2013, we accrued capital gains incentive fees of $4,173 based on the performance of our portfolio, of which $2,583 was based on unrealized gains and $1,590 was based on realized gains. No capital gains incentive fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. We paid FB Advisor no capital gains incentive fees during the three months ended March 31, 2016. As of March 31, 2016 and December 31, 2015, no capital gains incentive fees were accrued.

(3)	During the three months ended March 31, 2016 and the year ended December 31, 2015, $13,374 and $60,751, respectively, of subordinated incentive fees on income were paid to FB Advisor. As of March 31, 2016, a subordinated incentive fee on income of $12,485 was payable to FB Advisor.

(4)	During the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, $1,124, $3,664, $3,849 and $4,463, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to us by FB Advisor and the remainder related to other reimbursable expenses. We paid $1,164, $4,646, $4,537 and $4,959, respectively, in administrative services expenses to FB Advisor during the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013.

See “Certain Relationships and Related Party Transactions,” “Investment Advisory Agreement,” “Administrative Services” and Note 4 to our unaudited consolidated financial statements included herein for additional information regarding our related party transactions and relationships, including the exemptive relief order and our trademark license agreement with Franklin Square Holdings.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of March 31, 2016, 66.2% of our portfolio investments (based on fair value) paid variable interest rates, 21.6% paid fixed interest rates, 4.2% were income producing equity or other investments, and the remaining 8.0% consisted of non-income producing equity or other investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments we hold and to declines in the value of any fixed rate investments we hold. However, many of our variable rate investments provide for an interest rate floor, which may prevent our interest income from increasing until benchmark interest rates increase beyond a threshold amount. To the extent that a substantial portion of our investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for us to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income, and may result in a substantial increase in our net investment income and to the amount of incentive fees payable to FB Advisor with respect to our increased pre-incentive fee net investment income.

Pursuant to the terms of the ING credit facility, we borrow at a floating rate based on a benchmark interest rate. Under the terms of the agreements governing the terms of the JPM Facility, Race Street pays interest to JPM at a fixed rate. Under the indenture governing the 4.000% notes, the 4.250% notes and the 4.750% notes, we pay interest to the holders of such notes at a fixed rate. To the extent that any present or future credit facilities or other financing arrangements that we or any of our subsidiaries enter into are based on a floating interest rate, we will be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we or our subsidiaries have such debt outstanding, or financing arrangements in effect, our interest expense would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

The following table shows the effect over a twelve month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in the composition of our investment portfolio, including the accrual status of our investments, and our financing arrangements in effect as of March 31, 2016 (dollar amounts are presented in thousands):

Basis Point Change in Interest Rates	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Net Interest Income
Down 65 basis points	$(1,359)	$(208)	$(1,151)	(0.4)%
No change	—	—	—	—
Up 100 basis points	13,285	321	12,964	4.1%
Up 300 basis points	65,007	962	64,045	20.0%
Up 500 basis points	117,294	1,603	115,691	36.2%

(1)	Assumes no defaults or prepayments by portfolio companies over the next twelve months.

We expect that our long-term investments will be financed primarily with equity and debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. During the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, we did not engage in interest rate hedging activities.

In addition, we may have risk regarding portfolio valuation. See “—Critical Accounting Policies—Valuation of Portfolio Investments.”

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the table below as of March 31, 2016 and December 31, 2015, 2014, 2013, 2012, 2011, 2010 and 2009. The report of RSM US LLP, our independent registered public accounting firm, on the senior securities table as of December 31, 2015 appears on page F-60. This information about our senior securities should be read in conjunction with our audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2009	$—	—	—	N/A
2010	$297,201	2.31	—	N/A
2011	$791,324	2.89	—	N/A
2012	$1,649,713	2.52	—	N/A
2013	$1,673,682	2.58	—	N/A
2014	$1,863,827	2.27	—	N/A
2015	$1,834,625	2.20	—	N/A
2016 (as of March 31, 2016, unaudited)	$1,757,728	2.22	—	N/A

(1)	Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, we treated the outstanding notional amount of the total return swap, or the TRS, that Arch Street, our former wholly-owned, special-purpose financing subsidiary, had entered into with Citibank N.A., less the initial amount of any cash collateral required to be posted, as a senior security. The TRS was entered into on March 18, 2011 and was terminated on August 29, 2012.

(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on a stock exchange.

PRICE RANGE OF COMMON STOCK

Our common stock has been listed on the NYSE under the ticker symbol “FSIC” since April 16, 2014. Prior to such date, there was no public market for our common stock. Our shares of common stock have historically traded at prices both above and below our net asset value per share. It is not possible to predict whether shares of our common stock will trade at, above or below our net asset value in the future. See “Risk Factors—Risks Related to an Investment in Our Common Stock—Our shares of common stock may trade at a discount to net asset value.”

The following table sets forth: (i) the net asset value per share of our common stock as of the applicable period end, (ii) the range of high and low closing sales prices of our common stock as reported on the NYSE during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to net asset value during the appropriate period, and (iv) the distribution per share of our common stock during the applicable period.

		Closing Sales Price		Premium (Discount) of High Sales Price to Net Asset Value per Share(2)	Premium (Discount) of Low Sales Price to Net Asset Value per Share(2)	Distributions per Share
For the Three Months Ended (unless otherwise indicated)	Net Asset Value per Share(1)	High	Low
Fiscal 2014
Period from April 16, 2014 to June 30, 2014	$10.28	$10.67	$10.07	3.79%	(2.04)%	$0.22275
September 30, 2014	$10.19	$10.77	$10.25	5.69%	0.59%	$0.32275	(3)
December 31, 2014	$9.83	$10.63	$9.85	8.14%	0.20%	$0.32275	(4)
Fiscal 2015
March 31, 2015	$9.90	$10.16	$9.19	2.63%	(7.17)%	$0.22275
June 30, 2015	$9.89	$10.52	$9.84	6.37%	(0.51)%	$0.22275
September 30, 2015	$9.64	$10.36	$9.01	7.47%	(6.54)%	$0.22275
December 31, 2015	$9.10	$9.98	$8.92	9.67%	(1.98)%	$0.22275
Fiscal 2016
March 31, 2016	$8.82	$9.30	$7.73	5.44%	(12.36)%	$0.22275
June 30, 2016 (through May 26, 2016)	N/A	$9.42	$8.78	N/A	N/A	N/A

(1)	Net asset value per share is determined as of the last day in the relevant period and therefore may not reflect the net asset value per share on the date of the high and low closing, sales prices. The net asset values shown are based on outstanding shares at the end of the relevant period. Net asset value per share has not yet been publicly disclosed for the three months ended June 30, 2016.

(2)	Calculated as the respective high or low closing sale price less net asset value, divided by net asset value (in each case, as of the applicable period).

(3)	Includes a special cash distribution of $0.10 paid August 15, 2014 to stockholders of record as of July 31, 2014.

(4)	Includes a special cash distribution of $0.10 paid November 14, 2014 to stockholders of record as of October 31, 2014.

On May 26, 2016, the last reported closing sales price of our common stock on the NYSE was $8.83 per share.

As of May 26, 2016, we had 2,547 record holders of our common stock, which does not include beneficial owners of shares of common stock held in “street” name by brokers and other institutions on behalf of beneficial owners.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratios of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our audited and unaudited consolidated financial statements, including the notes to those statements, included in this prospectus.

Dollar amounts in thousands	For the Three Months Ended March 31, 2016 (Unaudited)	For the Years Ended December 31,
		2015	2014	2013	2012	2011	2010
Earnings(1)
Net investment income (after taxes)	$49,938	$265,090	$242,008	$244,976	$133,907	$71,364	$9,392
Add: Net realized gain (loss) on investments and foreign currency	(13,695)	(63,066)	30,306	46,903	67,022	20,089	9,081
Add: Net change in unrealized appreciation (depreciation) on investments and foreign currency	(48,340)	(163,639)	(77,533)	(26,039)	129,270	(37,983)	9,791

Total Earnings	$(12,097)	$38,385	$194,781	$265,840	$330,199	$53,470	$28,264

Fixed Charges(2)
Interest and expenses on debt	$18,894	$75,127	$64,804	$50,763	$30,227	$11,334	$3,881

Ratio of Total Earnings to Fixed Charges	(0.64)	0.51	3.01	5.24	10.92	4.72	7.28
Ratio of Net Investment Income to Fixed Charges	2.64	3.53	3.73	4.83	4.43	6.30	2.42

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

(2)	Fixed charges include interest and related expenses on our financing arrangements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders have in the past and may again approve our ability to sell shares of our common stock, not exceeding 25% of our then outstanding common stock, below our then-current net asset value per share in one or more public offerings of our common stock. In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors, a majority of our directors who have no financial interest in the sale and a majority of our independent directors, may also consider a variety of factors, including:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•	The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;

•	The potential market impact of being able to raise capital in the current financial market;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments;

•	The leverage available to us, both before and after the offering and other borrowing terms; and

•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors may also consider the fact that a sale of shares of common stock at a discount will benefit FB Advisor, as FB Advisor will earn additional investment base management fees on the proceeds of such offerings, as it would from the offering of any of our other securities or from the offering of common stock at premium to net asset value per share.

Sales by us of our common stock at a discount to net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

We will not sell shares of our common stock pursuant to stockholder approval (or any rights or warrants to purchase shares of our common stock) under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement where such offering will result in (i) greater than 15% dilution in the aggregate to existing stockholder net asset value, (ii) us receiving an auditor’s going-concern opinion or (iii) a material adverse change making the financial statements materially misleading. The limitation in clause (i) above would be measured separately for each offering pursuant to the registration statement, as amended by this post-effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $10.00, and we have 100 million shares outstanding, the sale of an additional 25 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our net asset value per share increased to $11.00 on the then outstanding 125 million shares and contemplated an additional offering, we could, for example, propose to sell approximately 31.25 million additional shares at a price that would be expected to yield net proceeds to us of $8.25 per share, resulting in incremental dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than net asset value per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below net asset value per share by us or who do not buy additional shares in the secondary market at the same or lower price obtained by us in an offering (after expenses and any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the net asset value per share of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in net asset value per share. A decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical common stock offerings of different sizes and levels of discount to net asset value per share, although it is not possible to predict the level of market price decline that may also occur. Actual sales prices and discounts may differ from presentation below.

The examples assume that Entity XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and any underwriting discounts and commissions (a 5% discount to net asset value per share); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and any underwriting discounts and commissions (a 10% discount to net asset value per share); (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and any underwriting discounts and commissions (a 20% discount to net asset value per share); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and any underwriting discounts and commissions (a 100% discount to net asset value per share).

		Example 1 5% offering at 5% Discount		Example 2 10% offering at 10% Discount		Example 3 20% offering at 20% Discount		Example 4 25% offering at 100% Discount
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.05	—	$9.52	—	$8.47	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to Net Asset Value per Share
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
Net Asset Value per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000
Percentage Held by Stockholder A	1.00%	0.95%	(5.00)%	0.91%	(9.00)%	0.83%	(17.00)%	0.80%	(20.00)%
Total Asset Values
Total Net Asset Value Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—	$(20,000)	—
Per Share Amounts
Net Asset Value per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%	—	(20.00)%

Impact on Existing Stockholders who Participate in the Offering

Our existing stockholders who participate in an offering by us of shares at a price below net asset value per share or who buy additional shares in the secondary market at the same or lower price as obtained by us in an offering (after expenses and any underwriting discounts and commissions) will experience the same types of net asset value per share dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in the shares immediately prior to the offering. The level of net asset value per share dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Our existing stockholders who buy more than such percentage will experience net asset value per share dilution, but will, in contrast to our existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in the future in which such stockholder does not participate, in which case such stockholder will experience net asset value per share dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. Their decrease could be more pronounced as the size of our offering and level of discount to net asset value per share increases.

The following examples assume that Entity XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effect in the hypothetical 20% discount offering from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,000 shares, which is 0.50% of the offering of 200,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,000 shares, which is 1.50% of the offering of 200,000 shares rather than their 1.00% proportionate share).

The prospectus pursuant to which any offering at a price less than the then-current net asset value per share is made will include a chart for its example based on the actual number of shares in such offering and the actual discount to the most recently determined net asset value per share.

		50% Participation		150% Participation
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$8.47	—	$8.47	—
Net proceeds per share to issuer	—	$8.00	—	$8.00	—
Increases in Shares and Decrease to Net Asset Value per Share
Total shares outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
Net Asset Value per share	$10.00	$9.67	(3.30)%	$9.67	(3.30)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage held by stockholder A	1.0%	0.92%	(8.00)%	1.08%	8.00%
Total Asset Values
Total Net Asset Value held by stockholder A	$100,000	$106,370	6.37%	$125,710	25.71%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$108,470	8.47%	$125,410	25.41%
Total (dilution)/accretion to stockholder A (total net asset value per share less total investment)	—	(2,100)	—	$300	—
Per Share Amounts
Net Asset Value per share held by stockholder A	—	$9.67	—	$9.67	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.86	(1.40)%	$9.65	(3.50)%
(Dilution)/accretion per share held by stockholder A (net asset value per share less investment per share)	—	$(0.19)	—	$0.02	—
Percentage (dilution)/accretion to stockholder A (dilution/accretion per share divided by investment per share)	—	—	(1.93)%	—	0.21%

Impact on New Investors

The following examples illustrate the level of net asset value dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount to net asset value per share, although it is not possible to predict the level of market price decline that may also occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently stockholders, but who participate in an offering by us below net asset value per share and whose investment per share is greater than the resulting net asset value per share due to expenses and any underwriting discounts and commissions paid by us will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering by us of shares at a price below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to expenses and any underwriting discounts and commissions paid by us being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings by us. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of net asset value per share dilution or accretion that would be experienced by a new stockholder of Entity XYZ who purchases the same percentage (1.00%) of shares in the three different hypothetical offerings of common stock of different sizes and levels of discount to net asset value per share. The examples assume that Entity XYZ has 1,000,000 shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effects on stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and any underwriting discounts and commissions (a 5% discount to net asset value per share); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and any underwriting discounts and commissions (a 10% discount to net asset value per share); and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and any underwriting discounts and commissions (a 20% discount to net asset value per share).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.05	—	$9.52	—	$8.47	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to Net Asset Value per Share
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
Net Asset Value per Share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Stockholder A
Shares held by stockholder A	—	500	—	1,000	—	2,000	—
Percentage held by stockholder A	—	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total Net Asset Value held by stockholder A	—	$4,990	—	$9,910	—	$19,340	—
Total investment by stockholder A	—	$5,025	—	$9,952	—	$16,940	—
Total dilution to stockholder A (total net asset value less total investment)	—	$(35)	—	$390	—	$2,400	—
Per Share Amounts
Net asset value per share held by stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per share held by stockholder A	—	$10.05	—	$9.52	—	$8.47	—
(Dilution)/accretion per share held by stockholder A (net asset value per share less investment per share)	—	$(0.07)	—	$0.39	—	$1.20	—
Percentage (dilution)/accretion to stockholder A (dilution/accretion per share divided by investment per share)	—	—	(0.70)%	—	4.10%	—	14.17%

INVESTMENT OBJECTIVES AND STRATEGY

We were incorporated under the general corporation laws of the State of Maryland in December 2007 and formally commenced investment operations on January 2, 2009. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As of March 31, 2016, we had total assets of approximately $4.0 billion.

Our investment activities are managed by FB Advisor and supervised by our board of directors, a majority of whom are independent. Under the July 2014 investment advisory agreement, we have agreed to pay FB Advisor an annual base management fee based on the average value of our gross assets and an incentive fee based on our performance. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor. GDFM is a wholly-owned subsidiary of GSO, the credit platform of Blackstone, a leading global alternative asset manager and provider of financial advisory services. GSO is one of the world’s largest credit platforms in the alternative asset business with approximately $78.7 billion in assets under management as of March 31, 2016.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:

•

utilizing the experience and expertise of the management teams of FB Advisor and GDFM, along with the broader resources of GSO, which include its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including middle-market companies, which we define as companies with annual revenues of $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). We also invest in non-rated debt securities.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of FB Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we are permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance. (e.g., where price is the only negotiated term).

Portfolio Update

During the three months ended March 31, 2016, we made investments in portfolio companies totaling approximately $55.6 million. During the same period, we sold investments for proceeds of approximately $65.8 million and received principal repayments of approximately $103.3 million. As of March 31, 2016, our investment portfolio, with a total fair value of approximately $3.9 billion (54% in first lien senior secured loans, 15% in second lien senior secured loans, 5% in senior secured bonds, 12% in subordinated debt, 2% in collateralized securities and 12% in equity/other), consisted of interests in 111 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $114.3 million. As of March 31, 2016, the debt investments in our portfolio were purchased at a weighted average price of 98.3% of par, and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our portfolio based on the composition of our portfolio as of such date), prior to leverage, was 9.6% based upon the amortized cost of our investments. For the three months ended March 31, 2016, our total return based on net asset value was (0.66)% and our total return based on market value was 4.45%.

During the year ended December 31, 2015, we made investments in portfolio companies totaling approximately $1.6 billion. During the same period, we sold investments for proceeds of approximately $607.4 million and received principal repayments of approximately $1.0 billion. As of December 31, 2015, our investment portfolio, with a total fair value of approximately $4.0 billion (54% in first lien senior secured loans, 15% in second lien senior secured loans, 6% in senior secured bonds, 11% in subordinated debt, 2% in collateralized securities and 12% in equity/other), consisted of interests in 114 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $113.2 million. As of December 31, 2015, the debt investments in our portfolio were purchased at a weighted average price of 98.3% of par, and our estimated gross portfolio yield, prior to leverage, was 9.8% based upon the amortized cost of our investments. For the year ended December 31, 2015, our total return based on net asset value was 1.63% and our total return based on market value was (0.50)%.

Our estimated gross portfolio yield may be higher than an investor’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by

us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield and total return based on net asset value do not represent actual investment returns to stockholders. Our estimated gross portfolio yield and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnotes 3 and 4 to the table included in “Selected Financial Data” for information regarding the calculation of our total return based on net asset value and total return based on market value, respectively.

Distributions

Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of our common stock are issued to such stockholder. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions. There can be no assurance that we will be able to pay distributions at a specific rate or at all.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders. No portion of the distributions paid during the tax years ended December 31, 2015, 2014 or 2013 represented a return of capital. See “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” distribution reinvestment plan, which provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution.

Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our distribution reinvestment plan. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock.

If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “Distributions” and “Distribution Reinvestment Plan” for more information.

See “Distributions” for additional information, including information regarding the cash distributions declared during the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013.

About FB Advisor

FB Advisor is a subsidiary of our affiliate Franklin Square Holdings, a national sponsor of alternative investments designed for the individual investor. FB Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by substantially the same personnel that form the investment and operations teams of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC and FS Global Advisor, LLC. FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC are registered investment advisers that manage Franklin Square Holdings’ four other affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, respectively. FS Global Advisor, LLC is a registered investment adviser that manages Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. See “Risk Factors—Risks Related to FB Advisor, GDFM and Their Respective Affiliates” and “Certain Relationships and Related Party Transactions.”

In addition to managing our investments, the managers, officers and other personnel of FB Advisor also currently manage the following entities through affiliated investment advisers:

Name	Entity	Investment Focus	Gross Assets(1)
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately-held U.S. companies in the energy and power industry.	$3,398,370
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,792,192
FS Investment Corporation III	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,226,369
FS Investment Corporation IV(2)	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$27,946
FS Global Credit Opportunities Fund(3)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$1,303,793

(1)	As of March 31, 2016, except FS Global Credit Opportunities Fund, which is presented as of December 31, 2015. Dollar amounts are presented in thousands.

(2)	FS Investment Corporation IV commenced investment operations on January 6, 2016.

(3)	The FSGCOF Offered Funds, which are affiliated funds that have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund. The FSGCOF Closed Funds, which are affiliated funds that have the same investment objectives and strategies as FS Global Credit Opportunities Fund, closed their respective continuous public offerings to new investors in April 2016.

Our chairman and chief executive officer, Michael C. Forman, has led FB Advisor since its inception. In 2007, he co-founded Franklin Square Holdings with the goal of delivering alternative investment solutions, advised by what Franklin Square Holdings believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FB Advisor, Mr. Forman currently serves as chairman, president and chief executive officer of FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FSIC IV Advisor, LLC, FS Investment Corporation IV, FS Global Advisor, LLC, FS Global Credit Opportunities Fund, the FSGCOF Offered Funds and the FSGCOF Closed Funds.

FB Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. We believe that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FB Advisor’s management team, will allow FB Advisor to successfully execute our investment strategy.

All investment decisions require the unanimous approval of FB Advisor’s investment committee, which is currently comprised of Mr. Forman, Gerald F. Stahlecker, Zachary Klehr and Sean Coleman. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the July 2014 investment advisory agreement and the investment sub-advisory agreement that FB Advisor has entered into with GDFM to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.

About GDFM

From time to time, FB Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FB Advisor believes will aid it in achieving our investment objectives. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor. GDFM also serves as the investment sub-adviser to FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV. Furthermore, GDFM’s parent, GSO, serves as the investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

GDFM is a wholly-owned subsidiary of GSO. GSO is the credit platform of Blackstone, a leading global alternative asset manager. As of March 31, 2016, GSO and its affiliates, excluding Blackstone, managed approximately $78.7 billion of assets across multiple strategies and investment types within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As investment sub-adviser, GDFM makes recommendations to FB Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $343.7 billion as of March 31, 2016. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly traded limited partnership that has common units which trade on the NYSE, under the ticker symbol “BX.” Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov. Information contained on Blackstone’s website and in Blackstone’s filings with the SEC is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

About Franklin Square Holdings

Franklin Square Holdings is a leading manager of alternative investment funds designed to enhance investors’ portfolios by providing access to asset classes, strategies and asset managers that typically have been available to only the largest institutional investors. The firm’s funds offer “endowment-style” investment strategies that help construct diversified portfolios and manage risk. Franklin Square Holdings strives not only to maximize investment returns but also to set the industry standard for best practices by focusing on transparency, investor protection and education for investment professionals and their clients.

Franklin Square Holdings was founded in Philadelphia in 2007 and seeks to establish itself as a leader in the alternative investment industry by introducing innovative credit-based income funds. Franklin Square Holdings sponsors five other funds in addition to us, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and FS Global Credit Opportunities Fund. As of December 31, 2015, Franklin Square Holdings had approximately $16.8 billion in total assets under management.

Our investment objectives, policies and strategies are substantially similar to those of FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, each of which is focused on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. In addition, substantially the same personnel that form the investment and operations team of FB Advisor form the investment and operations teams of FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC, the investment advisers of FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, respectively. Each of FB Advisor, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC has engaged GDFM to act as investment sub-adviser for us, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, respectively.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates often offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt also provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., holders are due to receive payment before junior creditors and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before junior creditors, such as most types of unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.

The chart below illustrates examples of the collateral used to secure senior secured and second lien secured debt.

Source: Moody’s Investors Service, Inc.

Opportunity in Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market

According to The U.S. Census Bureau, in its 2012 economic census, there were approximately 42,600 middle market companies in the United States with annual revenues between $50 million and $2.5 billion, compared with approximately 1,350 companies with revenues greater than $2.5 billion. These middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle market companies have generated a significant number of investment opportunities for us and investment programs managed by our affiliates and GDFM over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited Investment Competition

Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to middle market companies. As tracked by S&P Capital IQ LCD, U.S. banks’ share of senior secured loans to middle market companies represented 7% of overall middle market loan volume in 2015, up slightly from 4% in 2014 and down from nearly 20% in 2011. We believe this trend of reduced middle market lending by financial institutions may continue as increased regulatory scrutiny as well as other regulatory changes may further reduce banks’ lending activities and may serve to reduce further the role banks play in providing capital to middle market companies.

In addition, regulatory uncertainty regarding CLOs may limit financing available to middle market companies. Risk retention and certain limitations placed on some banks’ ability to hold CLO securities may also inhibit future CLO creation and future lending to middle market companies. CLOs represented 61.2% of the institutional investor base for broadly syndicated loans in 2015, as tracked by S&P Capital IQ LCD, and any decline in the formation of new CLOs will likely have broad implications for the senior secured loan marketplace and for middle market borrowers.

We also believe that lending and originating new loans to middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle market companies, and thus we believe that attractive investment opportunities are often overlooked. In addition, middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle market companies.

Attractive Market Segment

We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of private middle market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of most of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, our directly originated investments generally will not be traded on any secondary market and a trading market for such investments may not develop. These securities may also be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors. See “Risk Factors—Risks Related to Our Investments—An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.”

Investment Strategy

Our principal focus is to invest in senior secured and second lien secured loans of private middle market U.S. companies, and to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

•

Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

•

Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

•

Proven management teams. We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with ours.

•

Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. FB Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protections for our investments.

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Allocation among various issuers and industries. We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

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Viable exit strategy. While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

In addition, in an order dated June 4, 2013, the SEC granted exemptive relief that, subject to the satisfaction of certain conditions, expands our ability to co-invest in certain privately negotiated investment transactions with our co-investment affiliates, which we believe has and may continue to enhance our ability to further our investment objectives and strategy.

Potential Competitive Strengths

We believe that we offer investors the following potential competitive strengths:

Global platform with seasoned investment professionals

We believe that the breadth and depth of the experience of FB Advisor’s senior management team, together with the wider resources of GSO’s investment team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, as well as the specific expertise of GDFM, provide us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon

Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

GDFM transaction sourcing capability

FB Advisor seeks to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “Regulation,” and the allocation policies of GDFM and its affiliates, as applicable, also through GSO’s direct origination channels. GDFM also relies on its relationships with private equity sponsors, investment banks and commercial banks to source investment opportunities. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us. GDFM also has a significant trading platform, which, we believe, allows us access to the secondary market for investment opportunities.

Disciplined, income-oriented investment philosophy

FB Advisor and GDFM employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure

FB Advisor and GDFM believe that their broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

Operating and Regulatory Structure

Our investment activities are managed by FB Advisor and supervised by our board of directors, a majority of whom are independent. Under the July 2014 investment advisory agreement, we have agreed to pay FB Advisor an annual base management fee based on the average value of our gross assets and an incentive fee based on our performance. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Contractual Obligations” for a description of the fees we pay to FB Advisor.

From time to time, FB Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills or attributes that FB Advisor believes will aid it in achieving our investment objectives. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor.

FB Advisor oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FB Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, FB Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Pursuant to the administration agreement, we reimburse FB Advisor for expenses necessary to perform services related to our administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to us on behalf of FB Advisor. We reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FB Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to FB Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

We have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FB Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance. Prior to April 1, 2015, we had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as our chief compliance officer.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code.

Investment Types

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure, where returns tend to be stronger in a more stable or growing economy, but less secure in weak economic environments. Below is a diagram illustrating where these investments lie in a typical portfolio company’s capital structure. Senior secured debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of the company, followed by second lien secured debt, subordinated debt, preferred equity and, finally, common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We rely on FB Advisor’s and GDFM’s experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Typical Leveraged Capital Structure Diagram

Senior Secured Loans

Senior secured loans are situated at the top of the capital structure. Because these loans generally have priority in payment, they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, we expect that the interest rate on our senior secured loans typically will have variable rates ranging between 6.0% and 10.0% over a standard benchmark, such as the prime rate or the London Interbank Offered Rate, or LIBOR.

Second Lien Secured Loans

Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower, which means that any realization of collateral will generally be applied to pay senior secured loans in full before second lien secured loans are paid and the value of the collateral may not be sufficient to repay in full both senior secured loans and second lien secured loans. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated loans. Generally, we expect these loans to carry a fixed rate, or a floating current yield of 9.0% to 12.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.

Senior Secured Bonds

Senior secured bonds are generally secured by collateral on a senior, pari passu or junior basis with other debt instruments in an issuer’s capital structure and have similar maturities and covenant structures as senior secured loans. Generally, we expect these investments to carry a fixed rate of 8.0% to 14.0%.

Subordinated Debt

In addition to senior secured loans, second lien secured loans and senior secured bonds, we may invest a portion of our assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior debt and are often unsecured, but are situated above preferred equity and common equity in the capital structure. In return for their junior status compared to senior debt, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, we expect these securities to carry a fixed rate, or a floating current yield of 7.5% to 14.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be PIK.

Equity and Equity-Related Securities

While we intend to maintain our focus on investments in debt securities, from time to time, when we see the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, we may enter into investments in preferred or common equity, typically in conjunction with a private equity sponsor we believe to be sophisticated and seasoned. In addition, we typically receive the right to make equity investments in a portfolio company whose debt securities we hold in connection with the next equity financing round for that company. This right may provide us with the opportunity to further enhance our returns over time through equity investments in our portfolio companies. In addition, we may hold equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, generally obtained in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold. With respect to any preferred or common equity investments, we expect to target an annual investment return of at least 15%.

Non-U.S. Securities

We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act.

Collateralized Loan Obligations

We may invest in CLOs, which are a form of securitization where payments from multiple loans are pooled together. Investors may purchase one or more tranches of a CLO and each tranche typically reflects a different level of seniority in payment from the CLO.

Other Securities

We may also invest from time to time in derivatives, including total return swaps and credit default swaps. We anticipate that any use of derivatives would primarily be as a substitute for investing in conventional securities. See “Risk Factors—Risks Related to Our Investments—We may from time to time enter into total return swaps, credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.”

Cash and Cash Equivalents

We may maintain a certain level of cash or equivalent instruments to make follow-on investments, if necessary, in existing portfolio companies or to take advantage of new opportunities.

Comparison of Targeted Debt Investments to Corporate Bonds

Loans to private companies are debt instruments that can be compared to corporate bonds to aid an investor’s understanding. As with corporate bonds, loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, we will require greater returns for securities that we perceive to carry increased risk. The companies in which we invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in many cases, will not be rated by national rating agencies. When our targeted debt investments do carry ratings from a NRSRO, we believe that such ratings generally will be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). To the extent we make unrated investments, we believe that such investments would likely receive similar ratings if they were to be examined by a NRSRO. Compared to below-investment grade corporate bonds that are typically available to the public, our targeted senior secured and second lien secured loan investments are higher in the capital structure, have priority in receiving payment, are secured by the issuer’s assets, allow the lender to seize collateral if necessary, and generally exhibit higher rates of recovery in the event of default. Corporate bonds, on the other hand, are often unsecured obligations of the issuer.

The market for loans to private companies possesses several key differences compared to the corporate bond market. For instance, due to a possible lack of debt ratings for certain middle market firms, and also due to the reduced availability of information for private companies, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding these investments, private debt investors often receive monthly or quarterly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to reduced liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, we believe that private debt securities typically offer higher returns than corporate bonds of equivalent credit quality.

Sources of Income

The primary means through which our stockholders will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time each investment is made. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment. In addition, we may generate revenues in the form of non-recurring commitment, origination, structuring or diligence fees, fees for providing managerial assistance, consulting fees and performance-based fees.

Risk Management

We seek to limit the downside potential of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for credit risk;

•	allocating our portfolio among various issuers and industries, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

•	negotiating or seeking debt investments with covenants or features that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital, which may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

We may also enter into interest rate hedging transactions at the sole discretion of FB Advisor. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.

Affirmative Covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

The investment professionals employed by FB Advisor and GDFM have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.

Our Transaction Process

Sourcing

In order to source transactions, FB Advisor seeks to leverage GDFM’s significant access to transaction flow, along with GDFM’s trading platform. GDFM seeks to generate investment opportunities through its trading platform, through syndicate and club deals, through relationships with investment banks, which may be exclusive to GDFM, and, subject to regulatory constraints and the allocation policies of GDFM and its affiliates, as applicable, through GSO’s direct origination channels. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. GDFM may compensate certain brokers or other financial services firms out of its own profits or revenues for services provided in connection with the identification of appropriate investment opportunities. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us.

Evaluation

Initial Review. In its initial review of an investment opportunity to present to FB Advisor, GDFM’s transaction team examines information furnished by the target company and external sources, including rating agencies, if applicable, to determine whether the investment meets our basic investment criteria and other guidelines specified by FB Advisor, within the context of proper allocation of our portfolio among various issuers and industries, and offers an acceptable probability of attractive returns with identifiable downside risk. For the majority of securities available on the secondary market, a comprehensive analysis is conducted and continuously maintained by a dedicated GDFM research analyst, the results of which are available for the transaction team to review. In the case of a directly originated transaction, FB Advisor and GDFM conduct detailed due diligence investigations as necessary.

Credit Analysis/Due Diligence. Before undertaking an investment, the transaction teams from FB Advisor and GDFM conduct a thorough due diligence review of the opportunity to ensure the company fits our investment strategy, which may include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

•	on-site visits, if deemed necessary;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

When possible, our advisory team seeks to structure transactions in such a way that our target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.

Execution

Recommendation. FB Advisor has engaged GDFM to identify and recommend investment opportunities for its approval. GDFM seeks to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its transaction process, which includes (i) the pre-review of each opportunity by one of its portfolio managers to assess the general quality, value and fit relative to our portfolio, (ii) where possible, transaction structuring with a focus on preservation of capital in varying economic environments and (iii) ultimate approval of investment recommendations by GDFM’s investment committee.

Approval. After completing its internal transaction process, GDFM makes formal recommendations for review and approval by FB Advisor. In connection with its recommendation, it transmits any relevant underwriting material and other information pertinent to the decision-making process. In addition, GDFM makes its staff available to answer inquiries by FB Advisor in connection with its recommendations. The consummation of a transaction requires unanimous approval of the members of FB Advisor’s investment committee.

Monitoring

Portfolio Monitoring. FB Advisor, with the help of GDFM, monitors our portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, FB Advisor and GDFM work closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

Typically, FB Advisor and GDFM receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from our portfolio companies. FB Advisor and GDFM use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects. GDFM may rely on brokers or other financial services firms that may help identify potential investments from time to time for assistance in monitoring these investments.

In addition to various risk management and monitoring tools, FB Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FB Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description

1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

FB Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with valuing our assets, our board of directors reviews these investment ratings on a quarterly basis. In the event that our advisory team determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, FB Advisor will attempt to sell the asset in the secondary market, if applicable, or to implement a plan to attempt to exit the investment or to correct the situation.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2016 and December 31, 2015 (dollar amounts are presented in thousands):

	March 31, 2016		December 31, 2015
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$792,723	21%	$723,402	18%
2	2,260,569	59%	2,748,923	68%
3	702,620	18%	501,659	13%
4	94,135	2%	44,046	1%
5	16,701	0%	11,341	0%

Total	$3,866,748	100%	$4,029,371	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Valuation Process. Each quarter, we value investments in our portfolio, and such values are disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors determines the fair value of such investments in good faith, utilizing the input of our valuation committee, FB Advisor and any other professionals or materials that our board of directors deems worthy and relevant, including GDFM and independent third-party valuation services, if applicable. See “Determination of Net Asset Value.”

Managerial Assistance. As a BDC, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, FB Advisor or GDFM will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than FB Advisor or GDFM, will retain any fees paid for such assistance.

Exit

While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Employees

We do not currently have any employees. Each of our executive officers is a principal, officer or employee of FB Advisor, which manages and oversees our investment operations. In the future, FB Advisor may retain additional investment personnel based upon its needs. See “Investment Advisory Agreement.”

Facilities

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania, 19112. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

Neither we nor FB Advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against FB Advisor.

From time to time, we and individuals employed by FB Advisor may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material adverse effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter. Securities are valued at fair value as determined in good faith by our board of directors. In connection with that determination, FB Advisor provides our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

ASC Topic 820, Fair Value Measurements and Disclosure, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•

our quarterly fair valuation process begins with FB Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•	FB Advisor’s management team then provides the valuation committee with the preliminary valuations for each portfolio company or investment;

•	preliminary valuations are then discussed with the valuation committee;

•

our valuation committee reviews the preliminary valuations and FB Advisor’s management team, together with our independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that our board of directors approve our fair valuations; and

•

our board of directors discusses the valuations and determines the fair value of each such investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of directors may use any approved independent third-party pricing or valuation services. However, our board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FB Advisor or any approved independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may consider when determining the fair value of our investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. FB Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as our board of directors, in consultation with FB Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors has delegated day-to-day responsibility for implementing our valuation policy to FB Advisor’s management team, and has authorized FB Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by our board of directors. The valuation committee is responsible for overseeing FB Advisor’s implementation of the valuation process.

Our investments as of March 31, 2016 consisted primarily of debt investments that were acquired directly from the issuer. Sixty-two senior secured loan investments, four senior secured bond investments, fifteen subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Two equity investments, which were traded on an active public market, were valued at their respective closing price as of March 31, 2016. Except as described above, we valued our other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

Our investments as of December 31, 2015 consisted primarily of debt investments that were acquired directly from the issuer. Sixty senior secured loan investments, three senior secured bond investments, fourteen subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment, which was traded on an active public market, was valued at its closing price as of December 31, 2015. Two senior secured loan investments, which were newly issued and purchased near December 31, 2015, were valued at cost as our board of directors determined that the cost of each such investment was the best indication of its fair value.

We periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where our board of directors otherwise determines that the use of such other methods is appropriate. We periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which we purchase and sell our investments. The valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation policy.

Determinations in Connection With Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below net asset value of our common stock at the time at which the sale is made unless we receive the consent of the majority of our common stockholders to do so, and the board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recent public filing with the SEC that discloses the net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any change in the net asset value of our common stock during the period discussed above.

Importantly, this determination will not necessarily require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then-current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act. However, if we receive the consent of a majority of our common stockholders to issue shares of our common stock at a price below our then-current net asset value and our board of directors decides that such an offering is in the best interest of our common stockholders, then we may undertake such an offering. See “Sales of Common Stock Below Net Asset Value” for more information.

To the extent that the above procedures result in a possibility that we may (i) in the absence of stockholder approval issue shares of our common stock at a price below the then-current net asset value of our common stock at the time at which the sale is made or (ii) trigger our undertaking to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then-current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then-current net asset value per share of common stock, excluding underwriting commissions and discounts, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form N-2. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of the board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

MANAGEMENT

Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our board of directors. The responsibilities of our board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors has an audit committee, a valuation committee, a nominating and corporate governance committee and a compensation committee, and may establish additional committees from time to time as necessary. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.

A vacancy created by an increase in the number of directors or the death, resignation, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

Our board of directors currently consists of eleven members, seven of whom are not “interested persons” of us or FB Advisor as defined in Section 2(a)(19) of the 1940 Act and are independent directors under Rule 303A.00 of the NYSE. We refer to these individuals as our independent directors.

Effective as of April 16, 2014, our directors were divided into three classes, designated Class A, Class B, and Class C. The Class A and Class B directors held office initially for terms that expired at the 2014 and 2015 annual meetings of stockholders, respectively. At the 2014 and 2015 annual meetings of stockholders the Class A and Class B directors were re-elected for three-year terms expiring at the 2017 and 2018 annual meetings of stockholders, respectively. The Class C directors hold office initially for a term expiring at the 2016 annual meeting of stockholders, and after such initial term, if elected, the Class C directors shall hold office for a three-year term expiring at the 2019 annual meeting of stockholders. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Through its direct oversight role, and indirectly through its committees, our board of directors performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board of directors meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) reviewing investment strategies, techniques and the processes used to manage related risks; (4) overseeing our investment valuation process through our valuation committee that operates pursuant to authority assigned to it by our board of directors; (5) meeting with representatives of, or reviewing reports prepared by or with respect to, key service providers, including our investment adviser, investment sub-adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; (6) reviewing periodically, and at least annually, our fidelity bond, directors and officers, and errors and omissions insurance policies and such other insurance policies as may be appropriate; (7) overseeing our accounting and financial reporting processes, including supervision of our independent registered public accounting firm to ensure that they provide timely analyses of significant financial reporting and internal control issues; and (8) engaging the services of our chief compliance officer to test our compliance procedures and our service providers.

Mr. Forman, who is not an independent director, serves as chief executive officer and chairman of our board of directors. Our board of directors feels that Mr. Forman, as our co-founder, chief executive officer and chairman of our board of directors, is the director with the most knowledge of our business strategy and is best situated to serve as chairman of our board of directors. Our charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be independent directors. While we currently do not have a policy mandating a lead independent director, our board of directors believes that having an independent director fill the lead director role is appropriate. On August 7, 2013, our board of directors appointed Mr. Hagan as lead independent director. The lead independent director, among other things, works with the chairman of our board of directors in the preparation of the agenda for each board meeting and in determining the need for special meetings of our board of directors, chairs any meeting of the independent directors in executive session, facilitates communications between other members of our board of directors and the chairman of our board of directors and/or the chief executive officer and otherwise consults with the chairman of our board of directors and/or the chief executive officer on matters relating to corporate governance and director performance. Our board of directors has concluded that this structure is appropriate given our current size and complexity and the extensive regulation to which we are subject as a BDC and as a company listed on the NYSE.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Directors
Michael C. Forman	55	2007	2016
David J. Adelman	44	2008	2018
Thomas J. Gravina	54	2009	2018
Michael J. Heller	51	2008	2016

Independent Directors
Gregory P. Chandler	49	2008	2016
Barry H. Frank	77	2008	2016
Michael J. Hagan	53	2011	2017
Jeffrey K. Harrow	59	2010	2017
Philip E. Hughes, Jr.	67	2015	2018
Pedro A. Ramos	51	2013	2017
Joseph P. Ujobai	54	2015	2017

Interested Directors

Michael C. Forman served as our chairman, president and chief executive officer from our inception until April 2013 and currently serves as our chairman and chief executive officer. He has served as the chairman, president and chief executive officer of FB Advisor since its inception. Mr. Forman also currently serves as chairman, president and chief executive officer of FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, the FSGCOF Closed Funds, FS Global Advisor, LLC, FS Investment Corporation IV, FSIC IV Advisor, LLC and the FSGCOF Offered Funds, and has presided in such roles since each entity’s inception in September 2010, September 2010, July 2011, November 2011, June 2013, October 2013, January 2013, January 2013, January 2013, February 2015, September 2015 and February 2016, respectively. Mr. Forman also serves as chairman of the board of directors of FS OneEquity Partners Co. L.P., and has served in such role since September 2015. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since inception. In May 2007, Mr. Forman co-founded Franklin Square Holdings.

Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr Harrison Harvey Branzburg

LLP, or Klehr Harrison, where he was a partner from 1991 until leaving the firm to focus exclusively on investments. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. Mr. Forman is also a member of a number of civic and charitable boards, including The Franklin Institute (executive committee member), The Vetri Foundation for Children (chairman), The Barnes Foundation (corporate leadership board member), the Children’s Hospital of Philadelphia (corporate council member) and the Center City District Foundation. Mr. Forman serves as the co-chair of the capital campaign for The Philadelphia School. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FB Advisor, which serves as our investment adviser. Our board of directors believes Mr. Forman’s experience and his positions as our and FB Advisor’s chief executive officer make him a significant asset to us.

David J. Adelman has served as our vice-chairman and the vice-chairman of FB Advisor since December 2007 and October 2007, respectively. He also currently serves as the vice-chairman of FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, the FSGCOF Closed Funds, FS Global Advisor, LLC, FS Investment Corporation IV, FSIC IV Advisor, LLC and the FSGCOF Offered Funds, and has presided in such role since each entity’s inception in September 2010, September 2010, July 2011, November 2011, June 2013, October 2013, January 2013, January 2013, January 2013, February 2015, September 2015 and February 2016, respectively. Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia-based Campus Apartments, Inc., or Campus Apartments, since 1997. Campus Apartments develops, manages, designs, and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. In 2006, Campus Apartments entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments uses the venture’s capital to acquire, develop, operate and manage student housing projects across the United States. In addition to his duties as president and chief executive officer of Campus Apartments, Mr. Adelman has been the chief executive officer of Campus Technologies, Inc. since 2001, the vice-chairman of University City District board of directors since 1997, board member of Actua Corporation (formerly known as ICG Group, Inc.) since June 2011 and member of the National Multifamily Council (NMHC) and the Young Presidents’ Organization. Mr. Adelman formerly served as a board member of Hyperion Bank and on the executive committee of the Urban Land Institute’s Philadelphia Chapter. Mr. Adelman is also an active private investor and entrepreneur, having co-founded Franklin Square Holdings with Mr. Forman. Mr. Adelman received his B.A. in Political Science from The Ohio State University.

Mr. Adelman serves as vice-chairman of FB Advisor and, together with Mr. Forman, is responsible for implementing our investment strategies. Mr. Adelman has substantial management, operational and financial expertise generated through his leadership roles for public and private companies, including his service as president and chief executive officer of Campus Apartments. Mr. Adelman also serves on the board of directors and in other leadership roles for various charitable and civic organizations. These varied activities have provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Thomas J. Gravina currently serves as executive chairman of GPX Enterprises, L.P., a private investment firm, and its affiliates, including GPX Realty Partners, L.P., a private real estate and investment advisory firm, and has served in such capacities since cofounding GPX Enterprises, L.P. in 2006. He also currently serves on the board of trustees of FS Energy and Power Fund and has presided in that role since September 2010. He has served as a member of FS Energy and Power Fund’s nominating and corporate governance committee since April 2011 and has presided as its chairman since September 2013. He was also a member of our audit committee from January 2010 to September 2011 and served as the chairman of our nominating and corporate governance committee from January 2011 through September 2013. Mr. Gravina also currently serves on the boards of trustees of FS Global Credit Opportunities Fund, the FSGCOF Closed Funds and the FSGCOF Offered Funds and has served in such role since each fund’s inception in January 2013, January 2013 and February 2016, respectively. He is a member of FS Global Credit Opportunities Fund’s valuation committee and nominating and corporate governance committee. Mr. Gravina also serves on the board of directors of FS Investment Corporation IV and has served in such role since September 2015. He has served as a chairman of FS Investment Corporation IV’s nominating and corporate governance committee since September 2015. Mr. Gravina also currently serves as chairman and chief executive officer of EvolveIP Holdings, LLC, a cloud-based technology provider, which he co-founded in 2007. Previously, from 2000 to 2005, Mr. Gravina served as president and chief executive officer and director of ATX Communications, Inc., a NASDAQ publicly-traded communications company. Mr. Gravina also served as chairman of the board of directors of ATX Communications, Inc. from 2005 to 2006. Mr. Gravina led the multibillion dollar merger in 2000 between publicly-traded CoreComm Limited and Voyager.net, and privately-held ATX Telecommunications Services, of which he was co-chief executive officer and co-founder since 1987. Mr. Gravina is a member of the board of directors, chairman of the audit and foundation committees and is a member of the finance committee of the Philadelphia College of Osteopathic Medicine and is a member of other charitable and civic boards. Mr. Gravina received his B.S. in Business Administration from Villanova University.

Mr. Gravina has served as a member of various boards, including public company and charitable and civic organizations. In addition, his service as chairman of both public and private companies, including a private investment firm that he cofounded have provided him, in the opinion of our of board of directors, with experience and insight which is beneficial to us.

Michael J. Heller is a shareholder at the law firm of Cozen O’Connor, P.C., where he currently serves as the firm’s chief executive officer, and has served in such capacity since January 1, 2013. Immediately prior to that, Mr. Heller was the president and executive partner of Cozen O’Connor, P.C. from October 2011 to December 2013. He also currently serves on the board of trustees of FS Energy and Power Fund, and the boards of directors of FS Investment Corporation II and FS Investment Corporation III and has presided in such roles since September 2010, February 2012 and February 2014, respectively. He previously served as the chairman of FS Energy and Power Fund’s nominating and corporate governance committee from April 2011 through September 2013 and has served as a member of its valuation committee since April 2011. He is also chairman of FS Investment Corporation II’s nominating and corporate governance committee and serves as a member of its valuation committee and has served in such roles since February 2012 and September 2013, respectively. Mr. Heller is also a member of FS Investment Corporation III’s valuation committee and has served in such role since February 2014. Mr. Heller is a corporate and securities lawyer, whose practice is devoted to representing private equity and venture capital funds as well as counseling entrepreneurs and middle market businesses in various corporate matters, including the structuring of capital-raising transactions and merger and acquisition transactions. Prior to becoming the chief executive officer of Cozen O’Connor, P.C., Mr. Heller was the chairman of the Business Law Department from January 2007, and he served as vice-chairman of Cozen O’Connor, P.C.’s Business Law Department from 2002 until January 2007. Mr. Heller has been a member of the board of directors of Beachbody, LLC since November 2012. In addition, Mr. Heller has been a member of the boards of directors of Cozen O’Connor, P.C. and Hanover Fire and Casualty Insurance Company, a privately-held property and casualty insurance company, and a member of the board of trustees of Thomas Jefferson University Hospital since January 2007, May 2004 and July 2012, respectively. Mr. Heller received a B.S. in Accounting, summa cum laude, from The Pennsylvania State University, and a J.D., magna cum laude, from Villanova University, where he was a Law Review editor and a member of the Order of the Coif.

Mr. Heller has extensive experience in corporate and securities law matters and has represented various private equity and venture capital funds. Further, Mr. Heller serves on the boards of several private companies and civic and charitable organizations. These activities have provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Independent Directors

Gregory P. Chandler has been chief financial officer of Emtec, Inc., a global information technology services provider, since May 2009. Mr. Chandler has also been a member of Emtec Inc.’s board of directors since 2005 where he served as chairman of the audit committee from 2005 through 2009. He also currently serves on the board of trustees of FS Energy and Power Fund and has presided in that role since September 2010. He is also the chairman of FS Energy and Power Fund’s audit committee and a member of FS Energy and Power Fund’s valuation committee and has presided in such roles since April 2011. Mr. Chandler presently serves as a director and chairman of the audit committee of the RBB Funds and serves on the board of the Enterprise Center, a non-profit organization. Mr. Chandler presently serves as a director of Spectrum Systems LLP and as an officer and director of GCVC Consulting. Previously, he served as managing director, Investment Banking, at Janney Montgomery Scott LLC from 1999 to April 2009. From 1995 to 1999, he was with PricewaterhouseCoopers, or PwC, and its predecessor Coopers and Lybrand where he assisted companies in the “Office of the CFO Practice” and also worked as a certified public accountant. During his tenure at PwC, he spent the majority of his time in the Investment Company practice. Mr. Chandler served as a logistics officer with the United States Army for four years. Mr. Chandler’s degrees include a B.S. in Engineering from the United States Military Academy at West Point and an M.B.A. from Harvard Business School. He is also a Certified Public Accountant (inactive).

Mr. Chandler has extensive experience in valuations and in negotiating debt, equity and mergers and acquisitions transactions in a variety of industries with both public and private companies. In addition, Mr. Chandler has experience managing the audits of mutual funds, hedge funds and venture capital funds. This experience has provided Mr. Chandler, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Barry H. Frank is a partner in the law firm of Archer & Greiner, P.C. (formerly Pelino & Lentz, P.C.) where he has been a partner since he joined the firm in 2003. Prior to joining Archer & Greiner, P.C., Mr. Frank was a partner in the law firm of Schnader, Harrison, Segal & Lewis LLP, or Schnader, from 2000 through 2003. Previously, Mr. Frank had been a partner in the law firm of Mesirov, Gelman, Jaffe, Cramer & Jamieson, or Mersirov Gelman, from 1987 until 2000, when Mesirov Gelman merged with Schnader. From 1975 through 1987, Mr. Frank was a partner in the law firm of Pechner, Dorfman, Wolfe, Rounick & Cabot. Mr. Frank has focused his practice on business and corporate taxation and business and estate planning. Mr. Frank received a B.S. from Pennsylvania State University and a J.D. from the Temple University School of Law. Mr. Frank served on the board of directors of Deb Shops, Inc., formerly listed on NASDAQ, from 1989 through 2007. He also served on the audit committee of Deb Shops, Inc. from 1989 through October 2007 and was chairman of the audit committee from 1989 through 2003.

Mr. Frank has extensive legal knowledge as a practicing attorney, including his legal experience related to business and corporate taxation and business planning, as well as his service on the board and audit committee of a NASDAQ exchange-listed company. Mr. Frank provides experience our board of directors has deemed relevant to the duties required to be performed by our directors.

Michael J. Hagan is a co-founder of Hawk Capital Partners, a private equity firm, where he currently serves as managing partner, and has served in such capacity since December 2014. Prior to co-founding Hawk Capital Partners, Mr. Hagan previously served as the President of LifeShield, Inc., or LifeShield, from June 2013 to May 2014, a leading wireless home security company which was acquired by and became a division of DirecTV in 2013. He previously served as the chairman, president and chief executive officer of LifeShield from December 2009 to May 2013. Prior to his employment by LifeShield, Mr. Hagan served as chairman of NutriSystem, Inc., or NutriSystem, from 2002 to November 2008, as chief executive officer of NutriSystem from 2002 to May 2008 and as president of NutriSystem from July 2006 to September 2007. Prior to joining NutriSystem, Mr. Hagan was the co-founder of Verticalnet Inc., or Verticalnet, and held a number of executive positions at Verticalnet since its founding in 1995, including chairman of the board from 2002 to 2005, president and chief executive officer from 2001 to 2002, executive vice president and chief operating officer from 2000 to 2001 and senior vice president prior to that time. Mr. Hagan has served on the board of directors of NutriSystem since February 2012, presiding in the role of chairman of the board since April 2012, and has also served on the board of directors of Actua Corporation (formerly known as ICG Group, Inc.) since June 2007. Mr. Hagan previously served as a director of NutriSystem from 2002 to November 2008 and Verticalnet from 1995 to January 2008. Mr. Hagan also served as a member of the board of trustees of American Financial Realty Trust from 2003 to June 2007. Mr. Hagan holds a B.S. in Accounting from Saint Joseph’s University. He is also a Certified Public Accountant (inactive).

Mr. Hagan has significant experience as an entrepreneur and senior executive at public and private organizations. Mr. Hagan also has extensive experience in corporate finance, private equity, financial reporting and accounting and controls. This experience has provided Mr. Hagan, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Jeffrey K. Harrow has been chairman of Sparks Marketing Group, Inc., or Sparks, since 2001. Mr. Harrow is responsible for both operating divisions of Sparks, which includes Sparks Custom Retail and Sparks Exhibits & Environments, with offices throughout the United States and China. Sparks’ clients include a number of Fortune 500 companies. Prior to joining Sparks, Mr. Harrow served as president and chief executive officer of CMPExpress.com from 1999 to 2000. Mr. Harrow created the strategy that allowed CMPExpress.com to move from a Business-to-Consumer marketplace into the Business-to-Business sector. In 2000, Mr. Harrow successfully negotiated the sale of CMPExpress.com to Cyberian Outpost (NASDAQ ticker: COOL). From 1982 through 1998, Mr. Harrow was the president, chief executive officer and a director of Travel One, a national travel management company. Mr. Harrow was responsible for growing the company from a single office location to more than 100 offices in over 40 cities and to its rank as the 6th largest travel management company in the United States. Under his sales strategy, annual revenues grew from $8 million to just under $1 billion. During this time, Mr. Harrow purchased nine travel companies in strategic cities to complement Travel One’s organic growth. In 1998, Mr. Harrow and his partners sold Travel One to American Express. In addition to serving as a board member of Sparks, Mr. Harrow serves on the board of directors of FS Investment Corporation III and as the chairman of its valuation committee and has presided in such roles since February 2014. Mr. Harrow’s past directorships include service as a director of Cherry Hill National Bank, Hickory Travel Systems, Marlton Technologies and Ovation Travel Group and the Dean’s Board of Advisors of The George Washington University School of Business. Mr. Harrow is a graduate of The George Washington University School of Government and Business Administration, where he received his B.B.A. in 1979.

Mr. Harrow has served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Pedro A. Ramos is the President and CEO of The Philadelphia Foundation (“TPS”), a charitable foundation that builds, manages and distributes philanthropic resources to improve lives in the five-county Philadelphia region. Prior to joining TPS, he was a partner with the law firm Schnader where he advised clients in the business, nonprofit and government sectors, focusing on transactions, financings, compliance, risk management and investigations. From June 2009 until the firm’s attorneys joined Schnader in August 2013, Mr. Ramos was a partner with the law firm of Trujillo, Rodriguez & Richards, LLC and led the firm’s government, education and social sector practice. From June 2007 to June 2009, Mr. Ramos was a partner with the law firm of Blank Rome LLP in its employment, benefits and labor group and its government relations practice. Mr. Ramos previously served as Managing Director of the City of Philadelphia from April 2005 to June 2007 and as City Solicitor from March 2004 to April 2005. Before working for the City of Philadelphia, Mr. Ramos served as vice president and chief of staff to the president of the University of Pennsylvania from January 2002 to March 2004. From September 1992 to January 2002, Mr. Ramos served as an attorney with the law firm of Ballard Spahr Andrews & Ingersoll, LLP in its employee benefits group. From November 2011 to October 2013, Mr. Ramos served as the chairman of the School Reform Commission, which oversees the School District of Philadelphia. Mr. Ramos served on the Board of the School District of Philadelphia from December 1995 through December

2001, with his last two years as president of that board. Mr. Ramos serves currently on several civic, charitable and professional boards, including as a member of the boards of Amerigas Propane Inc., CDC Development Solutions, Independence Health Group Inc., the Independence Hospital Indemnity Plan, Inc., the United Way of Greater Philadelphia and Southern New Jersey, the Institute of Journalism in New Media, LLC and The Philadelphia Award. Mr. Ramos graduated cum laude with a J.D. from the University of Michigan Law School and graduated with a B.A. from the University of Pennsylvania. Mr. Ramos’ extensive service in the private and public sectors has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Philip E. Hughes, Jr. serves as vice-chairman of Keystone Industries, an international manufacturing and distribution company, and has done so since November 2011. Mr. Hughes also serves as the president of Sovereign Developers, LP, a real estate development company, and has done so since he founded the company in 1999. In 2011, he formed, and currently operates, Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services, a professional services firm. He has served as president of Fox Park Corporation, which owns a retail shopping center, since 2005. Prior to these positions, Mr. Hughes served as a partner and head of the Philadelphia office of the accounting firm LarsonAllen LLP from 2000 to 2011. Mr. Hughes currently serves as a trustee for FS Global Credit Opportunities Fund, the FSGCOF Closed Funds and the FSGCOF Offered Funds and has presided in that role since June 2013, June 2013 and February 2016, respectively. He also has served as the chair of the audit committees for such funds since June 2013. He also served as a director of VIST Financial Corporation from 2007 to 2012, when the bank was acquired by Tompkins Financial Corporation, and also served on the loan committee and audit committee, and now serves as a director of VIST Bank, a wholly-owned subsidiary of Tompkins Financial Corporation, as well as on the executive loan committee. Further, Mr. Hughes served as a director of Madison Bank and Leesport Bank from 1989 to 2012, and served as chair of the audit committee and a member of the loan committee of each institution. He also is a member of several nonprofit organizations, including NHS Human Services, a mental health organization, and Inn Dwelling, Inc., an organization that serves the homeless. Mr. Hughes has been a member of the American Institute of Certified Public Accountants since 2000 and of the Pennsylvania Institute of Certified Public Accountants since 1990. Mr. Hughes has been a Certified Public Accountant since 1976, a member of the Bar of the Commonwealth of Pennsylvania since 1976 and a member of the Bar of the United States Tax Court since 1980. He received his bachelor’s degree in accounting from LaSalle University and his J.D. from Villanova University School of Law.

Mr. Hughes has extensive experience concerning financial reporting, accounting and controls, which, combined with his executive leadership roles and membership on various boards and audit committees, has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Joseph P. Ujobai has served as the executive vice president of SEI Investments Company (“SEI”) since May 2003 and is also the chief executive officer and managing director of SEI Investments (Europe) Limited based in London. He is responsible for the development of SEI’s worldwide private banks and distribution business. Prior to this, Mr. Ujobai had overall responsibility for the start up of SEI’s business outside of the United States. From May 1996 to January 1999, he was the Managing Director of SEI Investments, Latin America, based in Buenos Aires, Argentina. Before these international assignments Mr. Ujobai worked in SEI’s Global Wealth Platform, managing large institutional relationships. Mr. Ujobai has also worked as Senior Vice President of Global Distribution for Kidder Peabody Asset Management and as Senior Relationship Manager at the IBM Corporation. Mr. Ujobai holds a B.A. in Business Administration from Drexel University.

Mr. Ujobai’s extensive experience with investment and financial services companies has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Executive Officers

The following persons serve as our executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael C. Forman	55	Chief Executive Officer
Sean Coleman	46	Managing Director
William Goebel	41	Chief Financial Officer
Zachary Klehr	37	Executive Vice President
Brad Marshall	43	Senior Portfolio Manager
Gerald F. Stahlecker	50	President
Stephen S. Sypherd	39	Vice President, Treasurer and Secretary
James F. Volk	53	Chief Compliance Officer

The address for each executive officer is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, except for Mr. Marshall whose address is c/o GSO Capital Partners, 345 Park Avenue, 31st Floor, New York, New York 10154.

Executive Officers Who are Not Directors

Sean Coleman has served as our managing director since February 2014. Mr. Coleman also serves as the chief credit officer of Franklin Square Holdings and as a managing director of its affiliated investment advisers, FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FS Global Advisor, LLC and FSIC IV Advisor, LLC. Mr. Coleman also serves on the investment committee of FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC. Before joining Franklin Square Holdings and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

William Goebel has served as our chief financial officer since March 2011. Mr. Goebel has also served as chief financial officer of FS Global Credit Opportunities Fund, the FSGCOF Closed Funds and the FSGCOF Offered Funds, and has presided in such role since each entity’s inception in January 2013, January 2013 and February 2016, respectively. Mr. Goebel previously served as chief financial officer of FS Energy and Power Fund from February 2011 to November 2012 and as chief financial officer of FS Investment Corporation II from July 2011 through September 2014. Prior to joining us, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of regulated investment companies, private investment partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and holds the CFA Institute’s Chartered Financial Analyst designation. Mr. Goebel serves on the board of directors of Philadelphia Reads (and serves as treasurer and chairs the audit committee of that board).

Zachary Klehr has served as our executive vice president since January 2013. Mr. Klehr also currently serves as executive vice president of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Global Credit Opportunities Fund, the FSGCOF Closed Funds, FS Investment Corporation IV and the FSGCOF Offered Funds, and has presided in such roles since January 2013, January 2013, June 2013, January 2013, January 2013, February 2015 and February 2016, respectively. Mr. Klehr has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FS Global Advisor, LLC and FSIC IV Advisor, LLC, since the later of February 2011 or such entity’s inception date, including as executive vice president since September 2012. In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications. Prior to joining Franklin Square Holdings, Mr. Klehr served as a vice president at Versa Capital Management, or Versa, a private equity firm with approximately $1 billion in assets under management, from July 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the executive office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and served on the board of trustees of The Philadelphia School where he was a member of the executive, governance, advancement, finance and investment committees.

Brad Marshall has served as our senior portfolio manager since April 2014. Mr. Marshall also serves as a senior managing director of Blackstone and senior portfolio manager of GDFM. Mr. Marshall is also a member of GDFM’s management committee and sits on several of GDFM’s investment committees. Mr. Marshall oversees the investment activities for us, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, which are each sub-advised by GDFM. Since joining GSO in 2005, Mr. Marshall has been involved with portfolio management and the ongoing analysis and evaluation of fixed income investment opportunities in the energy and power sectors. Before joining GSO, Mr. Marshall worked in various roles at the Royal Bank of Canada, or RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to his time with RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of Canadian Imperial Bank of Commerce, and, prior to that, he co-founded a microchip verification software company where he served as chief finance officer. Mr. Marshall received an M.B.A. from McGill University in Montreal where he was an Academic All-Canadian and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada.

Gerald F. Stahlecker has served as our president since April 2013 and before that as executive vice president since March 2010. He has served as executive vice president of FB Advisor and Franklin Square Holdings since January 2010. Mr. Stahlecker also serves as executive vice president of FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II , FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, the FSGCOF Closed Funds, FS Global Advisor, LLC, FS Investment Corporation IV, FSIC IV Advisor, LLC and the FSGCOF Offered Funds, and has presided in such roles since September 2010, September 2010, July 2011, November 2011, June 2013, October 2013, January 2013, January 2013, January 2013, February 2015, September 2015 and February 2016, respectively. Mr. Stahlecker was an independent director and served as a member of the audit committee and as chairman of the valuation committee from our inception in December 2007 to December 2009 when he resigned as a director in order to join our affiliates, FB Advisor and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P., or Radcliffe, a SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in October 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P., or Rose Glen, a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly-negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr Harrison, where he practiced corporate and securities law. While at Klehr Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker is a member of the board of directors of the Greater Philadelphia Chamber of Commerce. Mr. Stahlecker previously served on the board of directors of the Investment Program Association, an industry trade group, and on the board of trustees of The Philadelphia School where he served as a member of its advancement, finance and investment committees.

Stephen S. Sypherd has served as our vice president, treasurer and secretary since January 2013. Mr. Sypherd also currently serves as vice president, treasurer and secretary of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Global Credit Opportunities Fund, the FSGCOF Closed Funds, FS Investment Corporation IV and the FSGCOF Offered Funds, and has presided in such roles since the later of January 2013 or such entity’s inception date. Mr. Sypherd has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FS Global Advisor, LLC and FSIC IV Advisor, LLC, since the later of August 2010 or such entity’s inception date, including as senior vice president from December 2011 to August 2014, general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of Franklin Square Holdings. Prior to joining Franklin Square Holdings, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts (and on the advancement and governance committees of that board).

James F. Volk has served as our chief compliance officer since April 2015. Mr. Volk also serves as the chief compliance officer of FS Investment Corporation II, FS Energy and Power Fund, FS Investment Corporation III, FS Global Credit Opportunities Fund, the FSGCOF Closed Funds, FS Investment Corporation IV and the FSGCOF Offered Funds, and has presided in such roles since April 2015, April 2015, April 2015, April 2015, April 2015, February 2015 and February 2016, respectively. He is responsible for all compliance and regulatory issues affecting us and the foregoing companies. Before joining Franklin Square Holdings and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PwC. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting and is an active Certified Public Accountant.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The primary function of the audit committee is to oversee the integrity of our accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Messrs. Chandler, Frank and Hughes, all of whom are independent. Mr. Chandler serves as the chairman of the audit committee. Our board of directors has determined that Messrs. Chandler and Hughes are “audit committee financial experts” as defined under rules promulgated by the SEC. The audit committee held five meetings during the fiscal year ended December 31, 2015.

Valuation Committee

The primary function of the valuation committee is to establish guidelines and make recommendations to our board of directors on matters relating to the valuation of our investments. The members of the valuation committee are Messrs. Chandler, Frank, Heller, Ramos and Ujobai, all of whom but Mr. Heller are independent. On April 29, 2015, our board of directors appointed Mr. Ramos as a member of the valuation committee, effective June 1, 2015. Mr. Frank serves as chairman of the valuation committee. The valuation committee held five meetings during the fiscal year ended December 31, 2015.

Nominating and Corporate Governance Committee

The primary function of the nominating and corporate governance committee is to consider and make recommendations to our board of directors regarding certain governance matters, including selection of directors for election by stockholders, selection of nominees to fill vacancies on our board of directors or a committee thereof, development and revision, as appropriate, of applicable corporate governance documentation and practices and oversight of the evaluation of our board of directors. A stockholder who wishes to recommend a prospective nominee for our board of directors must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See “Description of Our Capital Stock—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” for a description of our stockholder nomination procedure. The members of the nominating and corporate governance committee are Messrs. Harrow, Hagan and Ramos, each of whom are independent. Mr. Harrow serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee held three meetings during the fiscal year ended December 31, 2015.

Compensation Committee

The compensation committee is responsible for determining, or recommending to our board of directors for determination, the compensation, if any, of our chief executive officer and all of our other executive officers. The compensation committee is also responsible for reviewing on an annual basis our reimbursement to FB Advisor of the allocable portion of the cost of our executive officers and their respective staffs made pursuant to the administration agreement. The compensation committee has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The members of the compensation committee are Messrs. Chandler, Frank and Hughes, each of whom are independent. Mr. Chandler serves as chairman of the compensation committee. The compensation committee held one meeting during the fiscal year ended December 31, 2015.

Compensation of Directors

We do not pay compensation to our directors who also serve in an executive officer capacity for us or FB Advisor. Our directors who do not also serve in an executive officer capacity for us or FB Advisor are entitled to receive annual cash retainer fees, fees for participating in quarterly board and board committee meetings and certain other board and committee meetings and annual fees for serving as committee chairpersons. These directors are Messrs. Chandler, Frank, Gravina, Hagan, Harrow, Heller, Hughes, Ramos and Ujobai.

Prior to April 1, 2015, amounts payable under the director fees arrangement were determined based on our net assets as of the end of each fiscal quarter and paid quarterly in arrears. On November 25, 2014, the nominating and corporate governance committee engaged Frederic W. Cook & Co., Inc., an independent compensation consultant, in order to assist in the evaluation of our director compensation program. On February 26, 2015, after recommendation by the nominating and corporate governance committee, our board of directors approved a modified fee arrangement for directors that became effective on April 1, 2015. Amounts payable under the modified arrangement are paid quarterly in arrears as follows:

Fee	Amount(1)
Annual Board Retainer	$100,000
Annual Lead Independent Director Retainer	$25,000
Board Meeting Fees	$2,500
Annual Committee Chair Retainers:
Audit Committee	$20,000
Valuation Committee	$20,000
Nominating and Corporate Governance Committee	$15,000
Committee Meeting Fees	$1,000

(1)	We do not pay compensation to directors for their service as compensation committee members.

We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person board meeting and each in-person committee meeting not held concurrently with a board meeting.

The table below sets forth the compensation received by each of our directors for service during the fiscal year ended December 31, 2015:

Name of Director	Fees Earned or Paid in Cash	Total Compensation

David J. Adelman	—	—
Gregory P. Chandler	$140,750	$140,750
Michael C. Forman	—	—
Barry H. Frank	$140,750	$140,750
Thomas J. Gravina	$107,500	$107,500
Michael J. Hagan	$137,000	$137,000
Jeffrey K. Harrow	$129,500	$129,500
Michael J. Heller	$113,000	$113,000
Philip E. Hughes, Jr.	$89,000	$89,000
Paul Mendelson(1)	$27,500	$27,500
Pedro A. Ramos	$114,000	$114,000
Joseph P. Ujobai	$88,000	$88,000

(1)	On March 31, 2015, Mr. Mendelson resigned from his position as a member of our board of directors, effective as of April 1, 2015.

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of FB Advisor or by individuals who were contracted by us or by FB Advisor to work on behalf of us, pursuant to the terms of the administration agreement. Each of our executive officers is an employee of FB Advisor or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by FB Advisor. In addition, we will reimburse FB Advisor for our allocable portion of expenses incurred by FB Advisor in performing its obligations under the administration agreement. For details of the amounts we reimbursed FB Advisor during the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013, see “Management Discussion and Analysis of Financial Condition and Results of Operations—Compensation of FB Advisor.”

The July 2014 investment advisory agreement and the administration agreement provide that FB Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Advisor, and FB Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the July 2014 investment advisory agreement or the administration agreement, respectively, or otherwise as our investment adviser or administrator, respectively; provided, however, that FB Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of FB Advisor’s duties or by reason of the reckless disregard of FB Advisor’s duties and obligations under the July 2014 investment advisory agreement or the administration agreement, as applicable.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of FB Advisor and its investment committee, which is currently led by Michael C. Forman, chief executive officer of FB Advisor and chairman of its investment committee. The other members of FB Advisor’s investment committee are Gerald F. Stahlecker, Zachary Klehr and Sean Coleman. For more information regarding the business experience of Messrs. Forman, Stahlecker, Klehr and Coleman, see “Management—Board of Directors and Executive Officers.” FB Advisor’s investment committee must unanimously approve each new investment that we make.

The members of FB Advisor’s investment committee are not employed by us and receive no compensation from us in connection with their portfolio management activities. Consistent with Franklin Square Holdings’ integrated culture, Franklin Square Holdings has one firm-wide compensation and incentive structure, which covers investment personnel who render services to us on behalf of FB Advisor. Franklin Square Holdings’ compensation structure is designed to align the interests of the investment personnel serving us with those of our stockholders and to provide a direct financial incentive to ensure that all of Franklin Square Holdings’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of Franklin Square Holdings’ senior executives, including each of the investment personnel who render services to us on behalf of FB Advisor, receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by members of the management committee of Franklin Square Holdings based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of factors, including overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

The managers, officers and other personnel of FB Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and FS Global Credit Opportunities Fund. Therefore, FB Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

Pursuant to the investment sub-advisory agreement between FB Advisor and GDFM, GDFM assists FB Advisor in identifying investment opportunities and making investment recommendations for approval by FB Advisor. In addition, to the extent requested by FB Advisor, GDFM may assist with the monitoring of our portfolio and may make managerial assistance available to certain of our portfolio companies.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of FB Advisor’s investment committee, Messrs. Forman, Stahlecker, Klehr and Coleman.

In addition to managing our investments, the managers, officers and other personnel of FB Advisor also currently manage the following entities through affiliated investment advisers:

Name	Entity	Investment Focus	Gross Assets(1)(2)
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately-held U.S. companies in the energy and power industry.	$3,398,370
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,792,192
FS Investment Corporation III	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,226,369
FS Investment Corporation IV(3)	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$27,946
FS Global Credit Opportunities Fund(4)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$1,303,793

(1)	As of March 31, 2016, except FS Global Credit Opportunities Fund, which is presented as of December 31, 2015. Dollar amounts are presented in thousands.

(2)	The advisory fees earned by each of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC and FS Global Advisor, LLC, the investment advisers of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and FS Global Credit Opportunities Fund, respectively, are based in part on the performance of each respective entity.

(3)	FS Investment Corporation IV commenced investment operations on January 6, 2016.

(4)	The FSGCOF Offered Funds, which are affiliated funds that have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund. The FSGCOF Closed Funds, which are affiliated funds that have the same investment objectives and strategies as FS Global Credit Opportunities Fund, closed their respective continuous public offerings to new investors in April 2016.

The table below shows the dollar range of shares of common stock beneficially owned as of December 31, 2015 by each member of the investment committee of FB Advisor, based on the closing price of our common stock as reported on the NYSE as of May 26, 2016:

Name of Investment Committee Member	Dollar Range of Equity Securities in FS Investment Corporation(1)
Michael C. Forman	Over $1,000,000
Gerald F. Stahlecker	$100,001-$500,000
Zachary Klehr	$100,001-$500,000
Sean Coleman	$100,001-$500,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Key Personnel of the Sub-Adviser

GDFM’s team of dedicated investment professionals provide assistance to FB Advisor pursuant to the investment sub-advisory agreement. Below is biographical information relating to certain key personnel involved in rendering such services:

Daniel H. Smith is a senior managing director of Blackstone and is head of GSO’s long only credit business, which includes GDFM. Mr. Smith is also a member of GSO’s and GDFM’s management committees and sits on several of GSO’s and GDFM’s investment committees. Mr. Smith joined GSO from RBC in 2005. At RBC, Mr. Smith was a managing partner and head of RBC Capital Partners Debt Investments business, RBC’s alternative investments unit responsible for the management of $2.5 billion in capital and a portfolio of merchant banking investments. Prior to joining RBC, Mr. Smith worked at Indosuez Capital, a division of Credit Agricole Indosuez, where he was the co-head and managing director responsible for management of the firm’s $4.0 billion in collateralized loan obligations and a member of the investment committee responsible for a portfolio of private equity co-investments and mezzanine debt investments. Previously, Mr. Smith worked at Van Kampen and Frye Louis Capital Management. Mr. Smith received a Master’s degree in Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

Brad Marshall is a senior managing director of Blackstone and senior portfolio manager of GDFM. For more information regarding the business experience of Mr. Marshall, see “Management—Board of Directors and Executive Office—Executive Officers Who are Not Directors.”

Robert Petrini is a senior managing director of Blackstone where he focuses on private debt investing. Mr. Petrini sits on several of GSO’s and GDFM’s investment committees. Before joining GSO Capital in 2005, Mr. Petrini was a principal in CSFB’s Alternative Capital Division. Mr. Petrini joined CSFB when the firm acquired DLJ. Prior to the acquisition of DLJ, Mr. Petrini was a member of DLJ’s Leveraged Finance Group, specializing in financial sponsor transactions. Mr. Petrini graduated magna cum laude with a B.S. in economics from the Wharton School of the University of Pennsylvania.

Louis Salvatore is a senior managing director of Blackstone and head of portfolio management of GSO. Mr. Salvatore is also a member of GSO’s management committee and sits on several of GSO’s and GDFM’s investment committees. Mr. Salvatore focuses on coordinating all of GSO’s Investment Committee functions as well as sourcing and investing capital in both public and private opportunities. Mr. Salvatore is a member of GSO’s Investment Committee. Before joining GSO in 2005, Mr. Salvatore was a principal of DLJ Investment Partners, the mezzanine fund of CSFB’s Alternative Capital Division. Mr. Salvatore joined CSFB in 2000 when it acquired DLJ, where he was a member of the Merchant Banking Group. He had been a member of DLJ’s

Leveraged Finance Group, specializing in corporate restructurings. Prior to that, he worked for Kidder Peabody. Mr. Salvatore received a B.A. in Economics from Cornell University and an M.B.A. from the Wharton School of the University of Pennsylvania.

Marc Baliotti is a managing director of Blackstone. Mr. Baliotti is a senior member of GSO’s BDC origination team, which directly originates private investments for us, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV. Prior to joining GSO in 2005, Mr. Baliotti was a Principal of AIG Highstar Capital, an energy and infrastructure-focused private equity fund with over $5 billion of assets under management. His responsibilities there included sourcing investment opportunities, negotiating and structuring transactions, and managing portfolio company investments. Prior to that, Mr. Baliotti worked at Advanstar Communications Inc., a portfolio company of DLJ Merchant Banking Partners, or DLJMB, and as an Associate at DLJMB. Mr. Baliotti received a B.S. in Economics with distinction from the U.S. Naval Academy and an M.B.A. from Villanova University while on active duty in the U.S. Navy. Mr. Baliotti serves on the Board of Directors of Colt Defense and Heartland Food Companies, and he previously served on the boards of American Ref-Fuel, ArrMaz Custom Chemicals, Bluewater Thermal Processing, and Heartland Automotive Holdings.

James Roche is a managing director of Blackstone. Mr. Roche is a senior member of GSO’s BDC origination team, which directly originates private investments for us, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV. Since joining GSO in 2005, Mr. Roche has been involved in the research, analysis, and management of investments within the firm’s collateralized debt portfolios, separate account mandates, and closed-end funds, with an emphasis on special situations investments. Before joining Blackstone in 2005, Mr. Roche was a partner at RBC Capital Partners, where he held similar responsibilities. Mr. Roche has approximately 30 years of credit and related experience, including credit, structuring, and origination positions at Crédit Agricole Indosuez, Fitch IBCA, Inc., MetLife Capital Corporation, and NationsCredit Commercial Corporation (a unit of Bank of America). He received a B.A from the University of Connecticut and completed selected graduate coursework at the Hartford Graduate Center, an affiliate of Rensselaer Polytechnic Institute.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2016 with respect to each company in which we had a debt or equity/other investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments and the board observer or participation rights we may receive. As of March 31, 2016, except for JW Aluminum Co., in which we have a second lien secured loan investment and two equity/other investments, we did not “control” any of our portfolio companies, as defined in the 1940 Act. As of March 31, 2016, except for Allen Systems Group, Inc., in which we have a senior secured loan investment and an equity/other investment, and Fronton Investor Holdings, LLC, in which we have an equity/other investment, we were not an “affiliated person” of any of our portfolio companies, as defined in the 1940 Act.

In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities or we had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if we owned 5% or more of its voting securities.

For information relating to the value of our investments in our portfolio companies, see our unaudited consolidated schedule of investments as of March 31, 2016, at page F-6. Dollar amounts in the table below and the related notes are presented in thousands.

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment

Senior Secured Loans — 1st Lien

5 Arch Income Fund 2, LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases, and manages specialized mortgage loans.	$38,052	(1)

A.P. Plasman Inc. 5245 Burke Street Windsor, ON N9A 6J3 Canada	A.P. Plasman is a manufacturer of injection mold, exterior trim components, coupled with high value-add painting, assembly and tooling capabilities.	$169,290

Aeneas Buyer Corp. (L + 500) Trover Plaza 9390 Bunsen Parkway Louisville, KY 40220	Trover Solutions (Aeneas) is a leading provider of outsourced insurance subrogation, claims recovery and cost containment solutions for payers in the healthcare and property and casualty insurance marketplaces.	$1,000	(2)

Aeneas Buyer Corp. (L + 813) Trover Plaza 9390 Bunsen Parkway Louisville, KY 40220	Trover Solutions (Aeneas) is a leading provider of outsourced insurance subrogation, claims recovery and cost containment solutions for payers in the healthcare and property and casualty insurance marketplaces.	$79,200	(3)

Allen Systems Group, Inc. 708 Goodlette Road North Naples, FL 34102	Allen Systems provides a variety of software and services for enterprise performance, operations and application management.	$38,056

Altus Power America, Inc. 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	$3,125	(4)

American Racing and Entertainment, LLC 2384 West River Road, PO Box 509 Nichols, NY 13812	American Racing & Entertainment was founded to acquire, develop and operate two racing and gaming operations.	$5,075

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment

AP Exhaust Acquisition, LLC 300 Dixie Trail Goldsboro, NC 27530	AP Exhaust manufactures and distributes aftermarket replacement emission and exhaust products for a broad array of vehicular and industrial applications.	$15,811

Aspect Software, Inc. 300 Apollo Drive Chelmsford, MA 01824	Aspect Software is a provider of solutions to the contact center industry.	$3,677

Atlas Aerospace LLC 4425 West May Street Wichita, KS 67209	The Atlas Group (Atlas Aerospace) is a manufacturer of new and replacement structural components and complex assemblies for commercial, business and defense aircraft.	$27,619	(5)

BenefitMall Holdings, Inc. 4851 LBJ Freeway, Suite 100 Dallas, TX 75244	BenefitMall is a provider of employee benefit and payroll services.	$20,268	(6)

Blue Coat Holdings, Inc. 384 Santa Trinita Avenue Sunnyvale, CA 94085	Blue Coat provides on-premise, hybrid and cloud-based enterprise security solutions for protecting web connectivity, combating advanced threats and responding to security breaches.	$2,136	(7)

Blueprint Sub, Inc. (L + 750) 4500 West Lake Forest Drive, Suite 502 Cincinnati, OH 45242	iSqFt (Blueprint Sub) is a software-as-a-service company serving the commercial construction industry by offering its customers access to a network that connects general contractors, subcontractors, manufacturers and suppliers.	$30,337	(8)

Blueprint Sub, Inc. (L + 450) 4500 West Lake Forest Drive, Suite 502 Cincinnati, OH 45242	iSqFt (Blueprint Sub) is a software-as-a-service company serving the commercial construction industry by offering its customers access to a network that connects general contractors, subcontractors, manufacturers and suppliers.	$1,404	(9)

Cadence Aerospace Finance, Inc. 610 Newport Center Drive, Suite 950 Newport Beach, CA 92660	Cadence Aerospace is a precision manufacturer and supplier of flight critical components, assemblies and subassemblies to aero-equipment suppliers and aircraft original equipment manufacturers for commercial and defense platforms.	$73

Caesars Entertainment Operating Co., Inc. (5.4%) One Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment is a gaming company in almost every major gaming market in the United States, including Las Vegas and Atlantic City.	$12,296

Caesars Entertainment Operating Co., Inc. (6.2%) One Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment is a gaming company in almost every major gaming market in the United States, including Las Vegas and Atlantic City.	$2,318

Caesars Entertainment Operating Co., Inc. (8.4%) One Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment is a gaming company in almost every major gaming market in the United States, including Las Vegas and Atlantic City.	$84,324

Caesars Entertainment Resort Properties, LLC One Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment Resort Properties is a diversified casino-entertainment company that operates its business through its wholly owned subsidiary, Caesars Entertainment Operating Company, Inc.	$21,059

Corel Corp. 1600 Carling Avenue Ottawa, ON K1Z 8R7 Canada	Corel is a global packaged software company.	$113,837	(10)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment

Corner Investment PropCo, LLC One Caesars Palace Drive Las Vegas, NV 89109	Corner Investment is an operating subsidiary of Caesars Entertainment Corporation.	$42,436

Crestwood Holdings LLC 700 Louisiana Street, Suite 2060 Houston, TX 77022	Crestwood Holdings engages in the acquisition and development of midstream oil-and-gas assets.	$5,082

Eastman Kodak Co. 343 State Street Rochester, NY 14650	Eastman Kodak provides digital photography and printing products and services for consumer markets.	$10,475

Flanders Corp. 531 Flanders Filters Road Washington, NC 27889	Flanders designs, manufactures and markets air filters and related products for commercial and residential use.	$33,116

Fronton Holdings, LLC 3500 NW 37th Avenue Miami, Florida 33142	Fronton Holdings is the holding company of Florida Gaming, an owner and operator of casinos and gambling facilities in Florida.	$3,709

Greystone Bridge Manager LLC 152 West 57th Street, 60th Floor New York, NY 10019	Greystone is a real estate lending, investment and advisory company focused on multifamily and seniors housing as well as healthcare facilities.	$3,787

H.M. Dunn Co., Inc. 3301 House Anderson Road Euless, TX 76040	H.M. Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial, and civil sectors of the aerospace and defense industry.	$1,357	(11)

Harvey Industries, Inc. 1400 Main Street Waltham, MA 02451	Harvey Industries is a leading manufacturer and distributor of high quality building products.	$32,667

Imagine Communications Corp. 3001 Dallas Parkway, Suite 300 Frisco, Texas 75034	Imagine Communications is a provider of hardware and software that enables media companies to create, manage, distribute and monetize video content.	$129,860	(12)

Industrial Group Intermediate Holdings, LLC 411 Theodore Fremd Avenue, Suite 125 Rye, NY 10580	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials and other tools and equipment.	$13,931

Industry City TI Lessor, L.P. 882 3rd Avenue, 12th Floor Brooklyn, NY 11232	Industry City is an SPV Tenant Improvement Lease for Brooklyn Basketball Holdings, LLC, which operates, manages, and owns Brooklyn Nets, LLC, a professional basketball team.	$33,826

JMC Acquisition Merger Corp. 2454 East Dempster Street, Suite 300 Des Plaines, IL 60016	Justrite (JMC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices, and specialized storage products.	$5,906	(13)

Latham Pool Products, Inc. 787 Watervliet Shaker Road Latham, NY 12110	Latham Pool Products manufactures in-ground residential swimming pools and related components in North America.	$70,000

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment

Leading Edge Aviation Services, Inc. 5251 California Avenue, Suite 170 Irvine, CA 92617	Leading Edge provides aircraft painting services for commercial, private and military aircrafts.	$31,348

LEAS Acquisition Co Ltd. 5251 California Avenue, Suite 170 Irvine, CA 92617	Leading Edge (LEAS) provides aircraft painting services for commercial, private and military aircrafts.	$38,580

LEAS Acquisition Co Ltd. 5251 California Avenue, Suite 170 Irvine, CA 92617	Leading Edge (LEAS) provides aircraft painting services for commercial, private and military aircrafts.	$9,946

MB Precision Holdings LLC 109 Apremont Way, PO Box 828 Westfield, MA 01086	MB Precision provides precision machining, fabrication, assembly and test services for the aerospace & defense, energy, oil & gas and power generation markets.	$12,821

Micronics, Inc. 200 West Road Portsmouth, NH 03801	Micronics is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	$63,699

MMM Holdings, Inc. 350 Chardón Avenue Suite 500, Torre Chardón San Juan, PR 00918	MMM is a medical management company caring for Medicare beneficiaries and commercial members through its network of providers throughout the United States and Puerto Rico.	$8,065

MSO of Puerto Rico, Inc. 350 Chardón Avenue Suite 500, Torre Chardón San Juan, PR 00918	MSO is a medical management company caring for Medicare beneficiaries and commercial members through its network of providers throughout the United States and Puerto Rico.	$5,864

New Star Metals Inc. 835 McClintock Drive, Suite 100 Burr Ridge, IL 60527	New Star Metals provides steel processing, building products, and supply chain management across a diverse array of end markets.	$36,889

Nobel Learning Communities, Inc. (L + 843) 1615 West Chester Pike, Suite 200 West Chester, PA 19382	Nobel Learning Communities operates a network of nonsectarian private schools that include preschools, elementary schools, middle schools and specialty high schools.	$1,056

Nobel Learning Communities, Inc. (L + 450) 1615 West Chester Pike, Suite 200 West Chester, PA 19382	Nobel Learning Communities operates a network of nonsectarian private schools that include preschools, elementary schools, middle schools and specialty high schools.	$139	(14)

Nova Wildcat Amerock, LLC 116 Exmore Road Mooresville, NC 28117	Nova Wildcat designs, manufactures, and markets consumer and commercial products worldwide, specializing in home solutions, writing, tools, commercial products, and baby & parenting.	$18,817

PHRC License, LLC 4700 Millenia Boulevard, Suite 400 Orlando, FL 32839	PHRC License provides licensing for the Planet Hollywood Resorts brand.	$44,454

Pittsburgh Glass Works, LLC 30 Isabella Street, Suite 500 Pittsburgh, PA 15212	Pittsburgh Glass Works is a leading North American manufacturer, supplier, and distributor of automotive glass products.	$67,944

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment

Polymer Additives, Inc. 7500 East Pleasant Valley Road Independence, OH 44131	Polymer Additives is a North American manufacturer of specialty and commodity chemical additives, including lubricants, stabilizers and polymer modifiers.	$10,511

PSKW, LLC 1 Crossroads Drive, Third Floor Bedminster Township, NJ 07921	PSKW is a leading developer and marketer of co-pay assistance (CPA) programs and tools that help to reduce the cost of prescription drugs for patients.	$30,000

Roadrunner Intermediate Acquisition Co., LLC 6399 South Fiddlers Green Circle, Suite 100 Greenwood Village, CO 80111	Healthcare Staffing Services (Roadrunner) is a leading provider of travel nurse staffing solutions. It operates through two segments: Fastaff Travel Nursing and United States Nursing Corporation.	$36,538

Rogue Wave Software, Inc. 1315 West Century Drive, Suite 150 Louisville, CO 80027	Rogue Wave Software is a global provider of cross-platform software development tools and embedded components.	$31,313

Safariland, LLC(19) 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	$191,276

Sequential Brands Group, Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.	$80,000

Shell Topco L.P. 2533 South West Street Wichita, KS 67217	Shell Topco (Latshaw Enterprises) is a manufacturer of industrial products including brake cables, high end electronic components and other equipment.	$29,787

Smile Brands Group Inc. 100 Spectrum Center Drive, Suite 1500 Irvine, CA 92618	Smile Brands is a provider of support services to general and multi-specialty dental offices in the United States.	$19,818

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	$91,991

Sports Authority, Inc. 1050 West Hampden Avenue Englewood, CO 80110	Sports Authority is a retailer of sporting goods and apparel.	$6,320

Stallion Oilfield Holdings, Inc. 950 Corbindale, Suite 300 Houston, TX 77024	Stallion Oilfield Holdings provides total well site support, production and logistical services to exploration companies and drilling contractors nationwide.	$4,737

SunGard Availability Services Capital, Inc. 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.	$4,196

Sunnova Asset Portfolio 5 Holdings, LLC 20 Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	$4,566

Swiss Watch International, Inc. 3701 South Flamingo Road Miramar, FL 33027	Swiss Watch designs and manufactures watches and other time pieces.	$40,213

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment

Transplace Texas, LP 3010 Gaylord Parkway, Suite 200 Frisco, TX 75034	Transplace is a North American non-asset-based provider of logistics technology and transportation management services to manufacturers, retailers and consumer packaged goods companies.	$20,000

U.S. Xpress Enterprises, Inc. 4080 Jenkins Road Chattanooga, TN 37421	U.S. Xpress provides truckload carrier services in North America.	$65,537

Vertellus Performance Chemicals LLC 201 North Illinois Street, Suite 1800 Indianapolis, IN 46204	Vertellus is a global specialty chemicals company focused on the manufacture of ingredients used in pharmaceuticals, personal care, nutrition and agriculture.	$38,000

VPG Group Holdings LLC 9820 Westpoint Drive, Suite 300 Indianapolis, IN 46256	VPG Group is a specialist in transformer recycling, repair, and disposal services, as well as scrap cable, wire and metal recycling.	$63,228

Warren Resources, Inc. 1114 Avenue of the Americas, 34th Floor New York, NY 10036	Warren Resources is an independent energy company engaged in the exploration, development and production of onshore crude oil and gas reserves.	$3,372

Waste Pro USA, Inc. 2101 West State Road 434, Suite 305 Longwood, FL 32779	Waste Pro is a leading service provider of waste management solutions to residential and commercial customers in the southern United States.	$95,248	(15)

Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	$12,571	(16)

Senior Secured Loans — 2nd Lien

Alison US LLC Am Taubenfeld 21/1 69123 Heidelberg Germany	ARVOS Group (formerly Alison) designs and manufactures new equipment and provides aftermarket parts and services across three product lines: air preheaters and gas heaters; heat transfer solutions; and grinding mills.	$4,290

American Racing and Entertainment, LLC 2384 West River Road, PO Box 509 Nichols, NY 13812	American Racing & Entertainment was founded to acquire, develop and operate two racing and gaming operations.	$5,696

AP Exhaust Acquisition, LLC 300 Dixie Trail Goldsboro, NC 27530	AP Exhaust manufactures and distributes aftermarket replacement emission and exhaust products for a broad array of vehicular and industrial applications.	$3,444

Arena Energy, LP 4200 Research Forest Drive, Suite 500 The Woodlands, TX 77381	Arena Energy is an exploration and production company with conventional offshore assets in the shallow water Gulf of Mexico shelf.	$5,000

Ascent Resources — Utica, LLC 301 NW 63rd Street, Suite 600 Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company that acquires and develops unconventional resources in the Utica Shale.	$183,325

Brock Holdings III, Inc. 10343 Sam Houston Park Drive, Suite 200 Houston, TX 77064	Brock is a provider of industrial maintenance solutions in refining, chemical, power and other industries.	$6,879

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment

Byrider Finance, LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.	$10,009

Compuware Corp. One Campus Martius Detroit, MI 48226	Compuware is a technology performance company that provides software solutions and application practices for IT organizations nationwide.	$5,915

DEI Sales, Inc. One Viper Way Vista, CA 92081	Directed Electronics is a designer and marketer of consumer branded audio speaker, vehicle security and convenience, home/mobile audio and video, and satellite radio products in the United States.	$57,159

EagleView Technology Corp. 3700 Monte Villa Parkway, Suite 200 Bothell, WA 98021	EagleView Technology provides aerial imagery, data analytics and GIS solutions to the commercial, government and public utility sectors.	$11,378

Eastman Kodak Co. 343 State Street Rochester, NY 14650	Eastman Kodak provides digital photography and printing products and services for consumer markets.	$49,098

Gruden Acquisition, Inc. 4041 Park Oaks Boulevard, Suite 200 Tampa, FL 33610	Quality Distribution (Gruden Acquisition) is a global provider of bulk transportation and logistics services.	$14,304

JW Aluminum Co. 435 Old Mount Holly Road Goose Creek, SC 29445	JW Aluminum produces specialty flat-rolled aluminum products in the United States.	$33,664

National Surgical Hospitals, Inc. 250 South Wacker Drive, Suite 500 Chicago, IL 60606	National Surgical Hospitals owns and operates a chain of surgical hospitals and ambulatory surgery centers in the United States.	$30,000

Nielsen & Bainbridge, LLC 12303 Technology Boulevard, Suite 950 Austin, TX 78727	Nielsen & Bainbridge manufactures and distributes picture framing products for framing professionals.	$16,458

Paw Luxco II Sarl 2-4 Rue Eugene Ruppert Luxembourg — 2453 Luxembourg	Paw Luxco (Jack Wolfskin) produces outdoor functional clothing in Germany.	$20,625

PSAV Acquisition Corp. 5100 North River Road, Suite 300 Schiller Park, IL 60176	PSAV (Audio Visual) provides audiovisual equipment, staging services and related technology support for live events and meetings.	$79,037

Spencer Gifts LLC 6826 Black Horse Pike Egg Harbor Township, NJ 08234	Spencer Spirit Holdings (Spencer Gifts) is a lifestyle retail company that operates two unique, national brands, Spencer’s and Spirit Halloween, throughout the United States, Canada and online.	$29,867

Stadium Management Corp. 300 Conshohocken State Road, Suite 450 West Conshohocken, PA 19428	Stadium Management is a venue management company that provides private management services for public assembly facilities.	$57,500

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment

Senior Secured Bonds

Advanced Lighting Technologies, Inc. 32000 Aurora Rd Solon, OH 44139	Advanced Lighting designs, manufactures, and markets energy efficient metal halide white light source components and systems.	$77,447

Aspect Software, Inc. 300 Apollo Drive Chelmsford, MA 01824	Aspect Software is a provider of solutions to the contact center industry.	$8,432

Avaya Inc. 4655 Great America Parkway Santa Clara, CA 95054	Avaya is a global provider of business collaboration and communications solutions.	$24,630

Caesars Entertainment Resort Properties, LLC One Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment Resort Properties is a diversified casino-entertainment company that operates its business through its wholly owned subsidiary, Caesars Entertainment Operating Company, Inc.	$24,008

FourPoint Energy, LLC 100 Saint Paul Street, Suite 400 Denver, CO 80206	FourPoint Energy is a private oil and gas exploration and production company.	$95,723	(17)

Global A&T Electronics Ltd. 22 Ang Mo Kio Industrial Park 2 Singapore 569506 Singapore	Global A&T Electronics provides semiconductor assembly and test services for a range of integrated circuits, including memory, mixed signal, analog, logic and radio frequency.	$6,940

Lightstream Resources Ltd. 525 8th Avenue SW, Suite 2800 Calgary, AB T2P 1G1 Canada	Lightstream Resources is an independent oil and gas exploration and development company focused on the exploration, acquisition and production of oil, natural gas and natural gas liquids in Canada.	$2,112

Logan’s Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan’s Roadhouse is a chain of restaurants that was founded in 1991 in Lexington, Kentucky.	$48,677

SandRidge Energy, Inc. 123 Robert S. Kerr Avenue Oklahoma City, OK 73102	SandRidge Energy is an independent oil and natural gas company that engages in development and production activities.	$19,458

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	$19,274

Subordinated Debt

Alta Mesa Holdings, LP 15021 Katy Freeway, 4th Floor Houston, TX 77094	Alta Mesa is an onshore oil and natural gas acquisition, exploitation, exploration and production company.	$11,109

Aurora Diagnostics, LLC 11025 RCA Center Drive, Suite 300 Palm Beach Gardens, FL 33410	Aurora is a specialized diagnostics company providing services that play a key role in the diagnosis of cancer and other diseases.	$17,080

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment

Bellatrix Exploration Ltd. 800 5th Avenue SW, Suite 1920 Calgary, AB T2P 3T6 Canada	Bellatrix Exploration engages in the acquisition, exploration, development and production of oil and natural gas reserves.	$4,915

Brooklyn Basketball Holdings, LLC 15 Metrotech Center, 11th Floor Brooklyn, NY 11201	Brooklyn Basketball operates, manages, and owns Brooklyn Nets, LLC, a professional basketball team.	$19,873

CEC Entertainment, Inc. 1707 Market Place Boulevard, Suite 200 Irving, TX 75063	Chuck-E-Cheese (CEC) is an entertainment and restaurant-oriented chain across the United States.	$5,011

Ceridian HCM Holding Inc. 3311 East Old Shakopee Road Minneapolis, MN 55425	Ceridian is a global human capital management technology company.	$11,335

EV Energy Partners, L.P. 1001 Fannin Street, Suite 800 Houston, TX 77002	EV Energy Partners engages in the acquisition, development and production of oil and natural gas properties in the United States.	$239

Flanders Corp. (13.8%) 531 Flanders Filters Road Washington, NC 27889	Flanders designs, manufactures and markets air filters and related products for commercial and residential use.	$26,479

Flanders Corp. (17.5%) 531 Flanders Filters Road Washington, NC 27889	Flanders designs, manufactures and markets air filters and related products for commercial and residential use.	$25,895

Global Jet Capital Inc. (1/30/2025) 2500 North Military Trail, Suite 470 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	$654

Global Jet Capital Inc. (4/30/2025) 2500 North Military Trail, Suite 470 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	$4,155

Global Jet Capital Inc. (9/3/2025) 2500 North Military Trail, Suite 470 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	$859

Global Jet Capital Inc. (9/29/2025) 2500 North Military Trail, Suite 470 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	$808

Global Jet Capital Inc. (12/4/2025) 2500 North Military Trail, Suite 470 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	$59,662

Global Jet Capital Inc. (12/9/2025) 2500 North Military Trail, Suite 470 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	$9,758

Global Jet Capital Inc. (1/29/2026) 2500 North Military Trail, Suite 470 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	$5,110

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment

Imagine Communications Corp. 3001 Dallas Parkway, Suite 300 Frisco, Texas 75034	Imagine Communications is a provider of hardware and software that enables media companies to create, manage, distribute and monetize video content.	$533

Jupiter Resources Inc. 585 8th Avenue SW, Suite 1100 Calgary, AB T2P 1G1 Canada	Jupiter Resources engages in the exploration, production and development of oil and gas properties in Canada.	$5,427

Mood Media Corp. 1703 West 5th Street, Suite 600 Austin, TX 78703	Mood Media provides in-store audio, visual, and scent branding services to retail companies in North America, Europe, Asia and Australia.	$42,295

Navistar International Corp. 2701 Navistar Drive Lisle, IL 60532	Navistar manufactures and sells commercial and military trucks, diesel engines and buses, and provides service parts for trucks and diesel engines worldwide.	$7,450

NewStar Financial, Inc. 500 Boylston Street, Suite 1250 Boston, MA 02116	NewStar Financial is a publicly listed, specialized commercial finance company that focuses on providing loans and leases to middle market companies.	$60,956

P.F. Chang’s China Bistro, Inc. 7676 East Pinnacle Peak Road Scottsdale, AZ 85255	P.F. Chang’s owns and operates restaurants in the United States.	$11,794

PriSo Acquisition Corp. 1321 Greenway Drive Irving, TX 75038	PrimeSource Building Products (PriSo) is an international distributor of building materials serving residential and industrial new construction and remodeling markets.	$5,944

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	$6,984

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	$14,223

SunGard Availability Services Capital, Inc. 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.	$8,152

ThermaSys Corp. 2776 Gunter Park Drive East, Suite R,S Montgomery, AL 36109	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	$136,283

VPG Group Holdings LLC 9820 Westpoint Drive, Suite 300 Indianapolis, IN 46256	VPG Group is a specialist in transformer recycling, repair, and disposal services, as well as scrap cable, wire and metal recycling.	$5,274

Collateralized Securities

American Capital Ltd. 2 Bethesda Metro Center, 12th Floor Bethesda, MD 20814	American Capital, Ltd. is the asset manager of the ACASC 2013-2A Class Subord. B.	$20,122

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment

Prudential Fixed Income 655 Broad Street Newark, NJ 07102	Prudential Fixed Income is the asset manager of Dryden CDO 23A Class Subord.	$4,059

JP Morgan Chase and Co. 277 Park Avenue New York, NY 10172	JP Morgan is the asset manager of the JPMorgan Chase Bank, N.A. Credit-Linked Notes.	$16,738

NewStar Financial, Inc. 500 Boylston Street, Suite 1250 Boston, MA 02116	NewStar Financial, Inc. is the asset manager of NewStar Clarendon 2014-1A Class D.	$1,461

NewStar Financial, Inc. 500 Boylston Street, Suite 1250 Boston, MA 02116	NewStar Financial, Inc. is the asset manager of NewStar Clarendon 2014-1A Class Subord. B.	$15,783

Apollo Global Management, LLC 9 West 57th Street, 43rd Floor New York, NY 10019	Apollo Global Management, LLC is the asset manager of Rampart CLO 2007 1A Class Subord.	$2,496

Apollo Global Management, LLC 9 West 57th Street, 43rd Floor New York, NY 10019	Apollo Global Management, LLC is the asset manager of Stone Tower CLO VI Class Subord.	$1,769

Carlyle Investment Management 1001 Pennsylvania Avenue, NW Washington, DC 20004	Carlyle Investment Management is the asset manager of Wind River CLO Ltd. 2012 1A Class Subord. B.	$29,253

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(18)	Amortized Cost of Investment (in thousands)

Equity/Other

5 Arches, LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases, and manages specialized mortgage loans.	Common Equity	1.0%	$250

Allen Systems Group, Inc. 708 Goodlette Road North Naples, FL 34102	Allen Systems provides a variety of software and services for enterprise performance, operations and application management.	Common Equity	15.5%	$36,422

Altus Power America Holdings, LLC 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	Preferred Equity	3.2%	$656

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(18)	Amortized Cost of Investment (in thousands)

Altus Power America Management, LLC 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	Common Equity	0.8%	$0

Amaya Inc. 7600 Trans Canada Highway Pointe-Claire Quebec H9R 1C8 Canada	Amaya designs, manufactures and operates electronic gaming products in the United States and Mexico	Warrants	1.5%	$16,832

AP Exhaust Holdings, LLC 300 Dixie Trail Goldsboro, NC 27530	AP Exhaust manufactures and distributes aftermarket replacement emission and exhaust products for a broad array of vehicular and industrial applications.	Common Equity	0.9%	$811

Aquilex Corp. 3344 Peachtree Road North East, Suite 2100 Atlanta, Georgia 30326	Aquilex is a provider of critical maintenance, repair, and industrial cleaning solutions to the energy industry.	Common Equity	1.5%	$1,087

Aquilex Corp. 3344 Peachtree Road North East, Suite 2100 Atlanta, Georgia 30326	Aquilex is a provider of critical maintenance, repair, and industrial cleaning solutions to the energy industry.	Common Equity	3.3%	$1,690

Ascent Resources Utica Holdings, LLC 301 NW 63rd Street, Suite 600 Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company that acquires and develops unconventional resources in the Utica Shale.	Common Equity	1.9%	$29,100

Burleigh Point, Ltd. One Billabong Place, PO Box 283 Burleigh Heads, QLD 4220 Australia	Burleigh Point engages in the marketing, distribution, wholesaling and retailing of apparel, accessories, eyewear, wetsuits and hard goods in the board sports sector.	Warrants	1.7%	$1,898

Eastman Kodak Co. 343 State Street Rochester, NY 14650	Eastman Kodak provides digital photography and printing products and services for consumer markets.	Common Equity	0.1%	$1,203

Flanders Corp. 531 Flanders Filters Road Washington, NC 27889	Flanders designs, manufactures and markets air filters and related products for commercial and residential use.	Common Equity	8.5%	$7,183

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(18)	Amortized Cost of Investment (in thousands)

FourPoint Energy, LLC 100 Saint Paul Street, Suite 400 Denver, CO 80206	FourPoint Energy is a private oil and gas exploration and production company.	Common Equity	1.6%	$21,000

FourPoint Energy, LLC 100 Saint Paul Street, Suite 400 Denver, CO 80206	FourPoint Energy is a private oil and gas exploration and production company.	Common Equity	0.3%	$2,601

Fronton Investor Holdings, LLC 3500 NW 37th Avenue Miami, Florida 33142	Fronton Holdings is the holding company of Florida Gaming, an owner and operator of casinos and gambling facilities in Florida.	Common Equity	14.9%	$16,885

Global Jet Capital Holdings, LP 2500 North Military Trail, Suite 470 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	Preferred Equity	19.7%	$32,925

Harvey Holdings, LLC 1400 Main Street Waltham, MA 02451	Harvey Industries is a leading manufacturer and distributor of high quality building products.	Common Equity	2.1%	$2,333

Imagine Communications Corp. 3001 Dallas Parkway, Suite 300 Frisco, Texas 75034	Imagine Communications is a provider of hardware and software that enables media companies to create, manage, distribute and monetize video content.	Common Equity	2.5%	$3,783

Industrial Group Intermediate Holdings, LLC 411 Theodore Fremd Avenue, Suite 125 Rye, NY 10580	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials and other tools and equipment.	Common Equity	0.6%	$347

JMC Acquisition Holdings, LLC 2454 East Dempster Street, Suite 300 Des Plaines, IL 60016	Justrite (JMC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices, and specialized storage products.	Common Equity	0.4%	$483

JW Aluminum Co. 435 Old Mount Holly Road Goose Creek, SC 29445	JW Aluminum produces specialty flat-rolled aluminum products in the United States.	Common Equity	0.9%	$0

JW Aluminum Co. 435 Old Mount Holly Road Goose Creek, SC 29445	JW Aluminum produces specialty flat-rolled aluminum products in the United States.	Preferred Equity	28.8%	$43,101

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(18)	Amortized Cost of Investment (in thousands)

Leading Edge Aviation Services, Inc. 5251 California Avenue, Suite 170 Irvine, CA 92617	Leading Edge provides aircraft painting services for commercial, private and military aircrafts.	Common Equity	0.4%	$464

Leading Edge Aviation Services, Inc. 5251 California Avenue, Suite 170 Irvine, CA 92617	Leading Edge provides aircraft painting services for commercial, private and military aircrafts.	Preferred Equity	2.6%	$1,303

MB Precision Investment Holdings LLC 109 Apremont Way, PO Box 828 Westfield, MA 01086	MB Precision provides precision machining, fabrication, assembly and test services for the aerospace & defense, energy, oil & gas and power generation markets.	Common Equity	0.9%	$490

Micronics, Inc. 200 West Road Portsmouth, NH 03801	Micronics is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Common Equity	2.6%	$553

Micronics, Inc. 200 West Road Portsmouth, NH 03801	Micronics is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Preferred Equity	3.1%	$553

New Star Metals Inc. 835 McClintock Drive, Suite 100 Burr Ridge, IL 60527	New Star Metals provides steel processing, building products, and supply chain management across a diverse array of end markets.	Common Equity	1.4%	$750

NewStar Financial, Inc. 500 Boylston Street, Suite 1250 Boston, MA 02116	NewStar Financial is a publicly listed, specialized commercial finance company that focuses on providing loans and leases to middle market companies.	Warrants	5.0%	$15,058

Plains Offshore Operations Inc. 700 Milam Street, Suite 3100 Houston, TX 77002	Plains Offshore is an independent oil and gas company primarily engaged in the acquisition, development, exploration, and production of oil and gas in the Gulf of Mexico.	Preferred Equity	11.1%	$66,892

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(18)	Amortized Cost of Investment (in thousands)

Plains Offshore Operations Inc. 700 Milam Street, Suite 3100 Houston, TX 77002	Plains Offshore is an independent oil and gas company primarily engaged in the acquisition, development, exploration, and production of oil and gas in the Gulf of Mexico.	Warrants	11.1%	$1,722

PSAV Holdings LLC 5100 North River Road, Suite 300 Schiller Park, IL 60176	PSAV (Audio Visual) provides audiovisual equipment, staging services and related technology support for live events and meetings.	Common Equity	3.7%	$10,000

Safariland, LLC(19) 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Common Equity	4.8%	$2,500

Safariland, LLC(19) 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Preferred Equity	100.0%	$24,190

Safariland, LLC(19) 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Warrants	0.4%	$246

Safariland, LLC(19) 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Warrants	0.4%	$227

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	Common Equity	19.6%	$3,400

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	Preferred Equity	88.9%	$11,345

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(18)	Amortized Cost of Investment (in thousands)

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	Warrants	0.8%	$1

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	Warrants	11.4%	$12

Sequential Brands Group, Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.	Common Equity	0.3%	$2,790

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	Common Equity	4.6%	$0

Sunnova Energy Corp. 20 Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	Common Equity	1.0%	$722

Sunnova Energy Corp. 20 Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	Preferred Equity	0.4%	$1,452

ThermaSys Corp. 2776 Gunter Park Drive East, Suite R,S Montgomery, AL 36109	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	Common Equity	2.9%	$1

ThermaSys Corp. 2776 Gunter Park Drive East, Suite R,S Montgomery, AL 36109	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	Preferred Equity	3.1%	$5,181

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(18)	Amortized Cost of Investment (in thousands)

VPG Group Holdings LLC 9820 Westpoint Drive, Suite 300 Indianapolis, IN 46256	VPG Group is a specialist in transformer recycling, repair, and disposal services, as well as scrap cable, wire and metal recycling.	Common Equity	5.6%	$3,638

Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Preferred Equity	0.2%	$1,714

(1)	Amount includes a $31,345 unfunded commitment for 5 Arch Income Fund 2, LLC.
(2)	Amount includes a $500 unfunded commitment for Aeneas Buyer Corp.
(3)	Amount includes a $13,200 unfunded commitment for Aeneas Buyer Corp.
(4)	Amount includes a $1,151 unfunded commitment for Altus Power America, Inc.
(5)	Amount includes a $7,619 unfunded commitment for Atlas Aerospace LLC.
(6)	Amount includes a $5,455 unfunded commitment for BenefitMall Holdings, Inc.
(7)	Amount includes a $2,136 unfunded commitment for Blue Coat Holdings, Inc.
(8)	Amount includes a $3,509 unfunded commitment for Blueprint Sub, Inc.
(9)	Amount includes a $702 unfunded commitment for Blueprint Sub, Inc.
(10)	Amount includes a $10,000 unfunded commitment for Corel Corp.
(11)	Amount includes a $357 unfunded commitment for H.M. Dunn Co., Inc.
(12)	Amount includes a $30,000 unfunded commitment for Imagine Communications Corp.
(13)	Amount includes a $906 unfunded commitment for JMC Acquisition Merger Corp.
(14)	Amount includes a $110 unfunded commitment for Nobel Learning Communities, Inc.
(15)	Amount includes a $5,667 unfunded commitment for Waste Pro USA, Inc.
(16)	Amount includes a $2,234 unfunded commitment for Zeta Interactive Holdings Corp.
(17)	Amount includes a $5,877 unfunded commitment for FourPoint Energy, LLC.
(18)	Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.
(19)	Set forth below is a description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of March 31, 2016.

Safariland operates across a broad range of non-lethal security and law enforcement products. Safariland’s principal brands include Safariland, ABA, Second Chance, Bianchi, Break Free and Mustang Survival. It maintains significant domestic market share in its core segments, which include protective vests for law enforcement officers and bomb disposal suits for use in both law enforcement and military applications. Additionally, Safariland produces a variety of accessories (communications, accessories and body worn cameras) in markets which are more fragmented.

Safariland maintains a variety of significant patents across its products. These patents provide differentiation and are core to Safariland’s ability to command margins and drive market share.

There are regulations around the specifications of products for law enforcement and military usage with which Safariland must comply. Additionally, sales of Safariland’s products are subject to government regulation, including but not limited to the Foreign Corrupt Practices Act and various defense export control oversight requirements.

Kanders & Company, Inc. is the equity sponsor of Safariland. Key personnel include Warren Kanders, Chairman, and Scott O’Brien, President.

INVESTMENT ADVISORY AGREEMENT

Overview of FB Advisor

Management Services and Responsibilities

FB Advisor is registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the July 2014 investment advisory agreement in accordance with the 1940 Act. As an investment adviser registered under the Advisers Act, FB Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, FB Advisor has a fiduciary responsibility for the safekeeping and use of all our funds and assets, whether or not in its immediate possession or control. As such, FB Advisor may not employ, or permit another to employ, our funds or assets in any manner except for our exclusive benefit. FB Advisor is prohibited from contracting away the fiduciary obligation owed to us and our stockholders under common law.

Subject to the overall supervision of our board of directors, FB Advisor provides us with investment advisory services. Under the terms of the July 2014 investment advisory agreement, FB Advisor:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure the investments we make;

•	executes, monitors and services the investments we make;

•	determines the securities and other assets we will purchase, retain or sell;

•	performs due diligence on prospective portfolio companies; and

•	provides such other investment advisory, research and related services as we may, from time to time, reasonably require for the investments we make.

FB Advisor will also seek to ensure that we maintain adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing us to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. FB Advisor’s services under the July 2014 investment advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, FB Advisor performs certain administrative services under the administration agreement. See “Administrative Services.”

Advisory Fees

We pay FB Advisor a fee for its services under the July 2014 investment advisory agreement consisting of two components—an annual base management fee based on the average value of our gross assets and an incentive fee based on our performance. The cost of both the base management fee payable to FB Advisor and any incentive fees it earns will ultimately be borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 1.75% of the average value of our gross assets. The base management fee is payable quarterly in arrears and is based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of FB Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as FB Advisor shall determine. The base management fee for any partial month or quarter will be appropriately pro rated.

Incentive Fee

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly hurdle rate, expressed as a rate of return on our net assets for the most recently completed calendar quarter, of 1.875% (7.5% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No subordinated incentive fee is payable to FB Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.875%;

•

100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.34375% in any calendar quarter (9.375% annualized) is payable to FB Advisor. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.34375%) as the “catch-up.” The “catch-up” provision is intended to provide FB Advisor with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.34375% in any calendar quarter; and

•

20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.34375% in any calendar quarter (9.375% annualized) is payable to FB Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to FB Advisor).

The subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 1.875% hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there will be no delay of payment if prior quarters are below the quarterly hurdle rate.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income

(expressed as a percentage of net assets)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

(subject to total return requirement)

These calculations will be appropriately pro rated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter. These calculations also assume that the total return requirement described above will not reduce the payment of any subordinated incentive fee on income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the July 2014 investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

All percentages are based on our net assets.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter before Total Return Requirement Calculation (*):

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.875%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 0.6125%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.80%

Hurdle rate(1) = 1.875%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.1625%

Subordinated incentive fee on Income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% × (2.1625% – 1.875%)

= 0.2875%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.2875%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 1.875%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.8625%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.34375%))

Catch up	= 2.34375% – 1.875%
= 0.46875%

Subordinated incentive fee on income = (100% × 0.46875%) + (20.00% × (2.8625% –2.34375%))

= 0.46875% + (20.00% × 0.51875%)

= 0.46875% + 0.10375%

= 0.5725%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.5725%.

(1)	Represents 7.50% annualized hurdle rate.

(2)	Represents 1.75% annualized base management fee on average gross assets. Examples assume gross assets are equal to our net assets.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide FB Advisor with an incentive fee of 20.00% on all pre-incentive fee net investment income when our net investment income exceeds 2.34375% in any calendar quarter.

Example 2: Subordinated Incentive Fee on Income for Each Calendar Quarter with Total Return Requirement Calculation (*):

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 1.875%

Base management fee(2) = 0. 4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.8625%

Cumulative incentive fees accrued and/or paid for preceding eleven calendar quarters = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations over current and preceding eleven calendar quarters = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 1.875% (as shown in Scenario 3 of Example 1 above), no subordinated incentive fee on income is payable because 20.00% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding eleven calendar quarters.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 1.875%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.8625%

Cumulative incentive fees accrued and/or paid for preceding eleven calendar quarters = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations over current and preceding eleven calendar quarters = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 1.875% and because 20.00% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding eleven calendar quarters, a subordinated incentive fee on income (in an amount not to exceed $1,000,000 (i.e. $10,000,000 minus $9,000,000)) would be payable, as shown in Scenario 3 of Example 1 above.

(1)	Represents 7.50% annualized hurdle rate.

(2)	Represents 1.75% annualized base management fee on average gross assets. Examples assume gross assets are equal to our net assets.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide FB Advisor with an incentive fee of 20.00% on all pre-incentive fee net investment income when our net investment income exceeds 2.34375% in any calendar quarter.

Example 3: Incentive Fee on Capital Gains (*):

Scenario 1

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The Incentive Fee on Capital Gains would be:

Year 1: None

Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.00%)

Year 3: None g $5 million (20.00% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Incentive fee on capital gains of $200,000 g $6.2 million ($31 million cumulative realized capital gains multiplied by 20.00%) less $6 million (incentive fee on capital gains taken in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million incentive fee on capital gains g 20.00% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million incentive fee on capital gains g $6.4 million (20.00% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2

Year 4: None

Year 5: None g $5 million (20.00% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3

*	The returns shown are for illustrative purposes only. No incentive fee will be payable to FB Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the applicable hurdle rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Duration and Termination

The July 2014 investment advisory agreement became effective on July 17, 2014 upon approval by our stockholders at a special meeting of stockholders that was adjourned on June 23, 2014 and reconvened on July 17, 2014. Unless earlier terminated as described below, the July 2014 investment advisory agreement will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. In May 2016, our board of directors re-approved the July 2014 investment advisory agreement and extended its term for a period of twelve months commencing June 15, 2016, subject to earlier termination in accordance with its terms.

An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the July 2014 investment advisory agreement.

The July 2014 investment advisory agreement will automatically terminate in the event of its assignment. The July 2014 investment advisory agreement may be terminated at any time by (a) the vote of a majority of our outstanding voting securities, (b) the vote of our board of directors or (c) FB Advisor, without the payment of any penalty, upon 60 days’ written notice. Without the vote of a majority of our outstanding voting securities, the July 2014 investment advisory agreement may not be materially amended.

Indemnification

The July 2014 investment advisory agreement provides that FB Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Advisor, and FB Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the July 2014 investment advisory agreement or otherwise as our investment adviser; provided, however, that FB Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of FB Advisor’s duties or by reason of the reckless disregard of FB Advisor’s duties and obligations under the July 2014 investment advisory agreement.

Organization of FB Advisor

FB Advisor is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of FB Advisor is: FB Income Advisor, LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Overview of GDFM

GDFM acts as our investment sub-adviser pursuant to the investment sub-advisory agreement with FB Advisor and is registered as an investment adviser with the SEC under the Advisers Act. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

Under the terms of the investment sub-advisory agreement, GDFM assists FB Advisor in managing our portfolio in accordance with our stated investment objectives and policies. This assistance includes making investment recommendations, monitoring and servicing our investments, performing due diligence on prospective portfolio companies and providing research and other investment advisory services for us. However, all investment decisions are ultimately the responsibility of FB Advisor’s investment committee.

The investment sub-advisory agreement provides that GDFM will receive 50% of all fees payable to FB Advisor under the July 2014 investment advisory agreement with respect to each year.

The investment sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by GDFM or, if our board of directors or the holders of a majority of our outstanding voting securities determine that it should be terminated, by FB Advisor.

Board Approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement

The July 2014 investment advisory agreement became effective on July 17, 2014 upon the approval by our stockholders at a special meeting of stockholders that was adjourned on June 23, 2014 and reconvened on July 17, 2014. The investment sub-advisory agreement was approved by our board of directors on May 13, 2008 and became effective upon our meeting the minimum offering requirement in January 2009. After an initial two-year term, such agreements must be re-approved annually by our board of directors. In May 2016, our board of directors re-approved both the July 2014 investment advisory agreement and the investment sub-advisory agreement and extended their respective terms for a period of twelve months commencing June 15, 2016, subject to earlier termination in accordance with their respective terms.

Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to our board of directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (iii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.

ADMINISTRATIVE SERVICES

FB Advisor oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FB Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, FB Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Pursuant to the administration agreement, we reimburse FB Advisor for expenses necessary to perform services related to our administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to us on behalf of FB Advisor. We reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of FB Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to FB Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

The initial term of the administration agreement is two years commencing on April 16, 2014, and thereafter continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually by: (a) the vote of our board of directors; and (b) the vote of a majority of our directors who are not parties to the administration agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party. In February 2016, our board of directors re-approved the administration agreement and extended its term for a one-year period commencing April 16, 2016, subject to earlier termination in accordance with its terms.

The administration agreement may be terminated at any time by either us or FB Advisor, without the payment of any penalty, upon 60 days’ written notice.

The administration agreement provides that FB Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Advisor, and FB Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the administration agreement or otherwise as our administrator; provided, however, that FB Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of FB Advisor’s duties or by reason of the reckless disregard of FB Advisor’s duties and obligations under the administration agreement.

We have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FB Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance. Prior to April 1, 2015, we had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as our chief compliance officer.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our executive officers, certain of our directors and certain debt finance professionals of Franklin Square Holdings who perform services for us on behalf of FB Advisor are also officers, directors, trustees, managers, and/or key professionals of Franklin Square Holdings, our former dealer manager and other Franklin Square Holdings entities, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and FS Global Credit Opportunities Fund. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Franklin Square Holdings may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for us. In addition, Franklin Square Holdings may grant equity interests in FB Advisor to certain management personnel performing services for FB Advisor.

Investment Advisory Agreement and Administration Agreement

We have entered into the July 2014 investment advisory agreement with FB Advisor. Pursuant to the July 2014 investment advisory agreement, we pay FB Advisor a base management fee and an incentive fee. See “Investment Advisory Agreement” for a description of how the fees payable to FB Advisor are determined.

Pursuant to the administration agreement, FB Advisor provides administrative services necessary for our operation, including providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services. There is no separate fee paid by us to FB Advisor in connection with the services provided under the administration agreement, provided, however, that we reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities thereunder. See “Administrative Services” for a description of our obligation to reimburse FB Advisor under the administration agreement.

See “Management Discussion and Analysis of Financial Condition and Results of Operations—Compensation of FB Advisor” for a summary of the fees and expenses we accrued under our agreements with FB Advisor during the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013.

Allocation of FB Advisor’s Time

We rely on FB Advisor to manage our day-to-day activities and to implement our investment strategy. FB Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FB Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FSIC IV Advisor, LLC, FS Investment Corporation IV, FS Global Advisor, LLC and FS Global Credit Opportunities Fund. FB Advisor and its employees will devote only as much of its or their time to our business as FB Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, FB Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, we believe that the members of FB Advisor’s senior management and the other key debt finance professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Franklin Square Holdings-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at the adviser providing services to multiple programs. For example, FB Advisor has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Allocation of GDFM’s Time

We rely, in part, on GDFM to assist in identifying investment opportunities and making investment recommendations to FB Advisor. GDFM, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GDFM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. Also, in connection with such business activities, GDFM and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time and effort of the members of GDFM, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the assets of other advisees of GDFM and its affiliates. For example, GDFM also serves as the investment sub-adviser to FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV and GSO, the parent of GDFM, serves as investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund, as well as other accounts and investment vehicles that invest in the same types of investments as we do.

Competition and Allocation of Investment Opportunities

Employees of FB Advisor are simultaneously providing investment advisory services to other affiliated entities, including the investment advisers to Franklin Square Holdings’ four other affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV and Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV are non-diversified, closed-end management investment companies that have elected to be regulated as BDCs that invest primarily in senior secured loans and second lien secured loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. FS Energy and Power Fund is a non-diversified, closed-end management investment company that has elected to be regulated as a BDC that invests primarily in debt and income-oriented equity securities of privately-held U.S. companies in the energy and power industry. FS Global Credit Opportunities Fund is a non-diversified, closed-end management investment company that invests primarily in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments. In addition, GDFM and its affiliates manage several other investment vehicles.

FB Advisor may determine it appropriate for us and one or more other investment accounts managed by FB Advisor, GDFM or any of their respective affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with investment accounts managed by FB Advisor, GDFM or their respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating accounts.

To mitigate these conflicts, FB Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction.

As FB Advisor’s senior management team consists of substantially the same management team that runs the investment advisers to Franklin Square Holdings’ four other affiliated BDCs and closed-end management investment company, it is possible that some investment opportunities will be provided to such other affiliated investment vehicles rather than us.

Trademark License Agreement

Pursuant to a trademark license agreement, dated as of April 16, 2014, or the trademark license agreement, Franklin Square Holdings granted us a non-exclusive, non-transferable, royalty-free right and license to use the name “FS Investment Corporation” and certain other trademarks, or the Licensed Marks, as a component of our name (and in connection with marketing the investment advisory and other services that FB Advisor may provide to us). Other than with respect to this limited license, we have no other rights to the Licensed Marks. The trademark license agreement may be terminated by Franklin Square Holdings or us on sixty days’ prior written notice and expires if FB Advisor or one of Franklin Square Holdings’ affiliates ceases to serve as investment adviser to us. Furthermore, Franklin Square Holdings may terminate the trademark license agreement at any time and in its sole discretion, in the event that Franklin Square Holdings or we receive notice of any third party claim arising out of our use of the Licensed Marks or if we attempt to assign or sublicense the trademark license agreement or any of our rights or duties under the trademark license agreement without the prior written consent of Franklin Square Holdings. FB Advisor is a third-party beneficiary of the trademark license agreement.

Investments

As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by FB Advisor, GDFM or any of their respective affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with FB Advisor, GDFM or one or more of their respective affiliates. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if we had not obtained such relief. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term). In general, we may not invest in general partnerships or joint ventures with affiliates (other than publicly registered affiliates) unless we meet several conditions, including that there are no duplicate fees to FB Advisor and GDFM. As a result, we could be limited in our ability to invest in certain portfolio companies in which GDFM or any of its affiliates are investing or are invested. Our ability to invest in general partnerships or joint ventures with non-affiliates that own specific assets is also subject to several conditions, including requirements that we own a controlling interest in any entity, and that no duplicate fees are allowed to FB Advisor and GDFM.

SUB-ADVISER CONFLICTS OF INTEREST

GDFM Potential Conflicts of Interest

GDFM, Blackstone and their respective affiliates will be subject to certain conflicts of interest with GDFM as our investment sub-adviser. These conflicts will arise primarily from the involvement of GDFM, Blackstone and their respective affiliates, or collectively, the Firm, in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with our or your interests. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, GDFM will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm’s Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across Blackstone’s various businesses that we expect to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has various asset management and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Furthermore, in addressing related conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that we expect GDFM to utilize for purposes of recommending investment opportunities. Additionally, the Firm may limit us and/or our portfolio companies from engagement in agreements with, or related to, companies of an Other Account (as defined below) and/or from time to time restrict or otherwise limit the ability of us and/or our portfolio companies to engage in businesses or activities competitive with such companies of Other Accounts, either as a result of contractual restrictions or otherwise. Finally, the Firm has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for us, may require us to share such opportunities or otherwise limit the amount of an opportunity we can otherwise take.

Other Relationships

As part of its regular business, the Firm provides a broad range of other services. In addition, the Firm may provide services in the future beyond those currently provided. We will not receive a benefit from fees received in connection with such services. In such a case, an Other Account of the Firm would typically require the Firm to act exclusively on its behalf. This Other Account request may preclude all Firm affiliated clients, including us, from participating in related transactions that would otherwise be suitable. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to us. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. Our activities are expected to be constrained as a result of the inability of GDFM personnel to use such information. For example, employees of the Firm from time to time are prohibited by law or contract from sharing information with FB Advisor or our portfolio managers at FB Advisor or GDFM. Additionally, there are expected to be circumstances in which one or more individuals associated with the Firm will be precluded from providing services related to our activities because of certain confidential information available to those individuals or to other parts of the Firm (e.g., trading may be restricted). Where the Firm may be engaged to find buyers or financing sources for potential sellers of assets, the seller may permit us to act as a participant in such transaction (as a buyer or financing participant), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price and certain other financial terms) and also be subject to the limitations of the 1940 Act.

The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to recommend an investment in a particular transaction on behalf of us, GDFM will consider those relationships and may determine to not consider the recommendation of the investment to us as a result of such relationships, as may be permitted by law. We may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by GDFM with respect to such investments, as may be permitted by law and in accordance with GDFM’s applicable procedures.

The inability to transact in any security, derivative or loan held by us could result in significant losses to us.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to FB Advisor, on our behalf, and other clients, including other investment funds, and any other investment vehicles that GDFM or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which we will not have an interest (such other clients, funds and accounts, collectively, the Other GSO Accounts). In addition, the Firm provides investment management services to other clients, including other investment funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which we will not have an interest (such other clients, funds and accounts, collectively, the Other Blackstone Accounts and, together with the Other GSO Accounts, the Other Accounts). The respective investment programs of us and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend investments or actions to Other Accounts, in accordance with the investment objectives and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, us although it is GDFM’s policy, to the extent reasonably practicable, to recommend for allocation and/or allocate investment opportunities to us on a fair and equitable basis over time relative to its Other Accounts, even though their investment mandates have elements in common with ours. GDFM or its affiliates may enter into transactions for Other Accounts where they have investment discretion that GDFM determines not to recommend to us for regulatory, investment or other reasons. Affiliates of GDFM engage in an investment advisory business separate from GDFM, including with respect to accounts that compete with us, and have no obligation to make investment opportunities available to us.

While GDFM will seek to manage potential conflicts of interest in good faith, the portfolio transactions effected by GDFM and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies recommended by GDFM in providing sub-advisory services to us and may affect the prices and availability of the securities and instruments in which we invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both us and Other Accounts.

GDFM may have a conflict of interest in allocating investment opportunities between us and Other Accounts, including where GDFM may be incentivized to recommend investments for us that may favor the interests of an affiliate or Other Accounts. This potential conflict may be exacerbated where GDFM has more attractive incentive fees for such Other Accounts, or where individuals of GDFM who are responsible for selecting investments for us have large personal stakes in Other Accounts, or where personnel of GDFM benefit directly or indirectly from compensation generated by Other Accounts. In each such case, such transactions will be governed by, and GDFM will allocate or make allocation recommendations in accordance with, procedures designed and adopted by GDFM to manage such conflicts of interest.

Certain distressed investment opportunities may offer high potential returns, but may not, in the judgment of GDFM, be suitable for us. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as us and may not be allocated to us. Such investments, while high risk, can at times offer exceptional returns, and we may not be able to participate in these returns.

While GDFM will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by GDFM and its affiliates in managing the Other Accounts could conflict with the transactions and strategies employed by GDFM in providing sub advisory services to us and may affect the prices and availability of the securities and instruments in which we invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both us and the Other Accounts. It is the policy of GDFM and its affiliates to generally share appropriate investment opportunities (including purchase and sale opportunities) with the Other Accounts. GDFM is committed to transacting in securities and loans in a manner that is consistent with our investment objectives and those of the Other Accounts, and to allocating investment opportunities (including purchase and sale opportunities) among us and the Other Accounts on a fair and equitable basis. In allocating investment opportunities, GDFM determines which clients’, including ours and the Other Accounts’, investment mandates are consistent with the investment opportunity taking into account our and such Other Account’s risk/return profile, investment guidelines and objectives, and liquidity objectives. As a general matter, investment opportunities will be allocated pro rata among us and the Other Accounts based on their respective targeted acquisition size (which may be based upon available capacity or, in some cases, a specified maximum target size of such client) or targeted sale size (which is generally based upon the position size held by selling clients), in a manner that takes into account the applicable factors listed below. In addition, GDFM complies with specific allocation procedures set forth in our governing documents and those of Other Accounts and described during the marketing process. While no client will be favored over any other client, in allocating investment opportunities certain clients may have priority over other clients consistent with disclosures made to the applicable investors. Consistent with the foregoing, GDFM will generally allocate investment opportunities pursuant to certain allocation methodologies as appropriate depending on the nature of the investment. Notwithstanding the foregoing, investment opportunities may be allocated in a manner that differs from such methodologies but is otherwise fair and equitable to us and the Other Accounts taken as a whole (including, in certain circumstances, a complete opt-out for us or an Other Account from an allocation). In instances where we and Other Accounts target different strategies but overlap with respect to certain investment opportunities, GDFM may determine that a particular investment most appropriately fits within the portfolio and strategy focus of the relevant Other Account and may allocate the investment to such Other Account but not to us. Any such allocations must be documented in accordance with GDFM’s procedures and be undertaken with reference to one or more of the following considerations: (a) the risk-return and target-return profile of the investment opportunity relative to our and the Other Accounts’ current risk profile; (b) our or the Other Accounts’ investment guidelines, restrictions, terms and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings; (c) the need to re-size risk in our or the Other Accounts’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in our and the Other Accounts’ portfolios) and taking into account any existing non-pro rata investment positions in such portfolios; (d) our and the Other Accounts’ liquidity considerations, including during a ramp-up or wind-down of us or Other Accounts, proximity to the end of our or the Other Accounts’ specified terms or investment period, any redemption/withdrawal requests from or with respect to us or an Other Account, anticipated future contributions and available cash; (e) tax consequences; (f) regulatory or contractual restrictions or consequences; (g) avoiding de minimis or odd lot allocations; (h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (i) our or the Other Accounts’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to us or an Other Account; (k) managing any actual or potential conflict of interest; (l) with respect to investments that are made available to GDFM by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts) which may not be available for us or the Other Accounts, the absence of such relationships; and (m) any other considerations deemed relevant by GDFM and its affiliates. Because of these and other factors, certain Other

Accounts may effectively have priority in investment allocations over us, notwithstanding GDFM’s general policy of pro rata allocation. Individual conflicts will not necessarily be resolved in favor of our interests, but we will be treated fairly and equitably over time and in a manner consistent with GDFM’s fiduciary duties.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which GDFM or its affiliates consider equitable.

From time to time, GDFM expects us and Other Accounts to make investments at different levels of a borrower’s or an issuer’s capital structure or otherwise in different classes of a borrower’s or an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. When making such investments, GDFM expects us and such Other Accounts to have conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

To the extent that we hold interests that are different (or more senior or junior) than those held by the Other Accounts, GDFM is likely to be presented with decisions involving circumstances where the interests of such Other Accounts are in conflict with ours. Furthermore, it is possible that our interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts’ involvement and actions relating to their investment. In addition, when we and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), we may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, we may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if GDFM believes it would be in our best economic interests to do so. Also, we may be prohibited by applicable law from investing in a borrower or issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if GDFM believes it would be in the best economic interests of us to do so. In addition, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include us and our affiliates. In some cases, to avoid the potential of future prohibited transactions, GDFM may avoid recommending allocating an investment opportunity to us that it would otherwise recommend, subject to GDFM’s then-current allocation policy and any applicable exemptive orders over time.

Service Providers

Our service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in us and/or sources of investment opportunities and counterparties therein. This may influence GDFM in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for us that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that GDFM believes to be of benefit to us or Other Accounts). Advisers and their service providers, or their affiliates, often charge different rates or have different arrangements for specific types of services. Therefore, based on the types of services used by us and our portfolio companies as compared to GDFM, Blackstone and their affiliates and the terms of such services, GDFM, Blackstone or their affiliates may benefit to a greater degree from such vendor arrangements than us or our portfolio companies.

Allocation of Personnel

GDFM and its officers, managers, members and employees will devote as much of their time to our activities as GDFM deems necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, the Firm expects to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. These activities could be viewed as creating a conflict of interest in that the time and effort of GDFM and its officers, managers, members and employees will not be devoted exclusively to our business but will be allocated between our business and the management of the assets of other clients of GDFM.

Material Non-Public Information

GDFM or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, GDFM would be restricted from recommending to FB Advisor or buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of us until such time as the information became public or was no longer deemed material to preclude us from participating in an investment. Disclosure of such information to GDFM’s personnel responsible for our affairs will be limited, and FB Advisor on our behalf may not be free to act upon any such information. Therefore, we and FB Advisor may not have access to material non-public information in the possession of the Firm which might be relevant to an investment decision to be made on our behalf, and FB Advisor may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, FB Advisor may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold. In addition, GDFM, in an effort to avoid trading restrictions on our behalf or on behalf of other clients of GDFM or its affiliates, may choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as us, are eligible to receive or have received, even if possession of such information would be advantageous to us.

Trading by Firm Personnel

The officers, directors, members, managers and employees of GDFM or Blackstone may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by GDFM or the Firm, as applicable.

Possible Future Activities

The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by us. These clients may themselves represent appropriate investment opportunities for us or may compete with us for investment opportunities.

Portfolio Company Relationships

The entities in which we invest are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Accounts managed by the Firm that, although the Firm determines to be consistent with the requirements of such Other Accounts’ governing agreements, may not have otherwise been entered into but for the affiliation with the Firm, and/or that involve fees and/or servicing payments to Firm-affiliated entities from which we will derive no benefit, subject to applicable law. For example, the Firm may offer our portfolio companies and portfolio companies of its Other Accounts the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments to the Firm or its affiliates, including related to a portion of the savings achieved by the portfolio company.

With respect to transactions or agreements with portfolio companies, at times if unrelated officers of a portfolio company have not yet been appointed, subject to applicable law, the Firm may be negotiating and executing agreements between the Firm and/or us on the one hand, and the portfolio company or its affiliates on the other hand, including management services agreements or similar agreements, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms and regulatory restrictions.

From time to time, employees of the Firm may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, the Firm receives directors’ fees or other similar compensation. Such amounts may, but are not expected to be, material, and will not be passed through to us.

Transactions with Other Accounts

From time to time, we may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, GDFM’s fiduciary obligations to us, the 1940 Act and the rules thereunder and other applicable law.

Other Affiliate Transactions

We may acquire a security from an issuer in which a separate security has been acquired by other GDFM or Blackstone affiliates. When making such investments, we and other GDFM or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where we become a lender to a company when an affiliate of GDFM owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on our investment will be equivalent to or better than the returns obtained by the other affiliates.

In addition, the 1940 Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, we may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for GDFM between its interests in us and the portfolio company, in that the ability of GDFM to recommend actions in our best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Restrictions Arising under the Securities Laws

The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by us, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on our performance.

GDFM may engage and retain senior advisors, industry experts, consultants, and other similar professionals, or collectively, Senior and Other Advisors, who are not employees or affiliates of GDFM and who, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from GDFM or its clients). In such circumstances, such payments from, or allocations of a profits interest with respect to, portfolio companies and/or clients will not result in the offset of any management fees otherwise due.

These Senior and Other Advisors often have the right to co-invest alongside clients, including in those investments in which they are involved, or otherwise participate in equity plans for management of any such portfolio company, and such co-investment and/or participation (which generally would reduce the amount invested by clients in any investment) generally would not be considered as part of GDFM’s side-by-side co-investment rights. Additionally, and notwithstanding the foregoing, these Senior and Other Advisors may be (or have the preferred right to be) investors in other GDFM clients and/or be permitted to participate in GDFM’s side-by-side co-investment rights. The nature of the relationship with each of the Senior and Other Advisors and the amount of time devoted or required to be devoted by them varies considerably. In certain cases, they may provide GDFM with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of portfolio companies or contribute to the origination of new investment opportunities. In certain instances, GDFM has formal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement) by GDFM, the relevant clients, and/or portfolio companies or otherwise uncompensated unless and until an engagement with a portfolio company develops. In certain cases, the Senior and Other Advisors have certain attributes of GDFM “employees” (e.g. they may have dedicated offices at GDFM, participate in general meetings and events for GDFM personnel, work on GDFM matters as their primary or sole business activity) even though they are not considered GDFM employees, affiliates or personnel for the purposes of certain agreements and provisions within such agreements. There can be no assurance that any of the Senior and Other Advisors will continue to serve in such roles and/or continue their arrangements with GDFM, the clients and/or any portfolio companies throughout the term of the relevant clients.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of May 26, 2016, no person was deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of May 26, 2016, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each member of our board of directors and each executive officer; and

•	all of the members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules promulgated by the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of May 26, 2016.

	Shares Beneficially Owned as of May 26, 2016
Name(1)	Number of Shares	Percentage(2)
Interested Directors
David J. Adelman(3)	1,088,621		*
Michael C. Forman(4)	1,407,746		*
Thomas J. Gravina(5)	65,000		*
Michael Heller	37,801		*

Independent Directors
Gregory P. Chandler(6)	12,706		*
Barry H. Frank(7)	72,279		*
Michael J. Hagan	40,000		*
Jeffrey K. Harrow	10,000		*
Philip E. Hughes, Jr	5,260		*
Pedro A. Ramos(8)	1,490		*
Joseph P. Ujobai	—	—

Executive Officers
Sean Coleman	32,546		*
William Goebel	5,000		*
Zachary Klehr	14,492		*
Brad Marshall(9)	36,288		*
Gerald F. Stahlecker	22,024		*
Stephen S. Sypherd	178		*
James F. Volk	—	—

All directors and executive officers as a group (18 persons)	2,851,430		*

*	Less than one percent.

(1)

The address of each of the beneficial owners set forth above is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, except for Mr. Marshall whose address is c/o GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, New York 10154.

(2)	Based on a total of 243,488,590 shares of common stock issued and outstanding on May 26, 2016.

(3)	Includes 150,000 shares held by Darco Capital, LP, a limited partnership controlled by Mr. Adelman; 882,330 shares held by Franklin Square Holdings, L.P.; and 22,228 shares held by Darco Investments, LLC, a limited liability company controlled by Mr. Adelman.

(4)	Includes 44,457 shares held in trust; 882,330 shares held by Franklin Square Holdings, L.P.; 10,968 shares held by spouse in trust; 2,757 shares held for the benefit of minor children in trust; 9,731 shares held in a 401(k) account; and 6,665 shares held in an IRA account.

(5)	Includes 35,000 shares held by Cobble Court Holdings LP, a limited partnership controlled by Mr. Gravina.

(6)	11,257 shares held in 401(k) account; 483 shares held by spouse; 483 shares held by spouse as UTMA custodian for minor child-1; and 483 shares held by spouse as UTMA custodian for minor child-2.

(7)	Includes 29,361 shares held in IRA account and 38,531 shares held by spouse.

(8)	All shares held in IRA account.

(9)	Includes 6,040 shares held by spouse.

The following table sets forth, as of December 31, 2015, the dollar range of our equity securities that are beneficially owned by each member of our board of directors, based on the closing price of our shares of common stock as reported on the NYSE on May 26, 2016.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)

Interested Directors:

Michael C. Forman	Over $100,000
David J. Adelman	Over $100,000
Michael J. Heller	Over $100,000
Thomas J. Gravina	Over $100,000

Independent Directors:

Gregory P. Chandler	Over $100,000
Barry H. Frank	Over $100,000
Michael J. Hagan	Over $100,000
Jeffrey K. Harrow	Over $100,000
Philip E. Hughes, Jr	$10,001-$50,000
Pedro A. Ramos	$1-$10,000
Joseph P. Ujobai	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is calculated by multiplying the closing price of our common stock as reported on the NYSE on May 26, 2016, times the number of shares of common stock beneficially owned.

(3)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis.

We have adopted an “opt out” distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock as described below. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

No action will be required on the part of a registered stockholder to have its cash distributions reinvested in shares of our common stock. A registered stockholder will be able to elect to receive an entire cash distribution in cash by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing, so that notice is received by the plan administrator no later than 10 days prior to the record date for a cash distribution.

Those stockholders whose shares are held by a broker or other financial intermediary may be able to receive distributions in cash by notifying their broker or other financial intermediary of their election. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

The plan administrator will set up an account for shares acquired through our distribution reinvestment plan for each stockholder who has not affirmatively elected to receive distributions in cash.

With respect to each cash distribution pursuant to our distribution reinvestment plan, we reserve the right to either issue new shares of our common stock or purchase shares of our common stock in the open market in connection with implementation of our distribution reinvestment plan. Unless we, in our sole discretion, otherwise direct the plan administrator, (A) if the per share Market Price (as defined in our distribution reinvestment plan) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of our common stock on the payment date for the cash distribution, then we will issue shares of our common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the Market Price; or (B) if the Market Price is less than the net asset value per share, then, in our sole discretion, (i) shares of our common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) we will issue shares of our common stock at net asset value per share. Pursuant to the terms of our distribution reinvestment plan, the number of shares of our common stock to be issued to a participant will be determined by dividing the total dollar amount of the cash distribution payable to a participant by the price per share at which we issue such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of our common stock purchased in the open market.

There will be no brokerage charges or other sales charges on newly issued shares of our common stock acquired by a participant under our distribution reinvestment plan. The plan administrator’s service fee, if any, and expenses for administering our distribution reinvestment plan will be paid for by us.

If a stockholder receives cash distributions in the form of common stock pursuant to our distribution reinvestment plan, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If our common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If our common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of our common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a cash distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a cash distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of our common stock are credited to the stockholder’s account.

We reserve the right to amend, suspend or terminate our distribution reinvestment plan in accordance with its terms. Our distribution reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any cash distribution; if such notice is mailed fewer than 30 days prior to such record date, such termination will be effective immediately following the payment date for such cash distribution. A participant may terminate its account under our distribution reinvestment plan by so notifying the plan administrator, which termination will be effective immediately if the participant’s notice is received by the plan administrator no later than 10 days prior to the record date for a cash distribution.

All correspondence concerning our distribution reinvestment plan should be directed to the plan administrator by mail at FS Investment Services, P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575.

If you hold your common stock with a brokerage firm that does not participate in our distribution reinvestment plan, you will not be able to participate in our distribution reinvestment plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

We have filed our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the plan administrator or by contacting us at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestmentcorp.com.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not intended to be complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Capital Stock

Our charter authorizes us to issue up to 500,000,000 shares of stock, of which 450,000,000 shares are classified as common stock, par value $0.001 per share, and 50,000,000 shares are classified as preferred stock, par value $0.001 per share. A majority of the board of directors, without any action by our stockholders, may amend our charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Our common stock trades on the NYSE under the ticker symbol “FSIC”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans.

The last reported closing market price of our common stock on May 26, 2016 was $8.83 per share. As of May 26, 2016, we had 2,547 stockholders of record, which does not include beneficial owners of shares of common stock held in “street” name by brokers and other institutions on behalf of beneficial owners.

The following are our outstanding classes of equity securities as of May 26, 2016:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, par value $0.001 per share	450,000,000	—	243,488,590

Our charter also contains a provision permitting the board of directors to classify or reclassify any unissued shares of common stock or preferred stock in one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the common stock or preferred stock. We believe that the power to classify or reclassify unissued shares of capital stock and thereafter issue the classified or reclassified shares provides us with increased flexibility in structuring possible future financings and investments and in meeting other needs that might arise.

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting. As permitted by the MGCL, our charter provides that the presence of stockholders entitled to cast one-third of the votes entitled to be cast at a meeting of stockholders will constitute a quorum.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision expanding or limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but a corporation may not include any provision that restricts or limits the liability of directors or officers to the corporation or its stockholders:

(a)	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; or

(b)	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the request of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Our charter contains a provision which limits directors’ and officers’ liability to us and our stockholders for money damages, to the maximum extent permitted by Maryland law. In addition, we have obtained directors’ and officers’ liability insurance.

Under the MGCL, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (i) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the corporation’s board of directors or an agreement approved by the corporation’s board of directors to which the corporation is a party expressly provides otherwise.

Our charter permits us to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual (a) who is a present or former director or officer of ours and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) who, while a director or officer of ours and at our request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law.

Our charter provides that any provisions of the charter relating to limiting liability of directors and officers or to indemnifying directors and officers are subject to any applicable limitations in the 1940 Act.

Our bylaws obligate us to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (a) is a present or former director or officer of ours and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) while a director or officer of ours and at our request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law and the 1940 Act. Our charter and bylaws also permit us to provide such indemnification and advancement for expenses to a person who served a predecessor of ours in any of the capacities described in (a) or (b) above and to any employee or agent of ours or a predecessor of ours. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Board of Directors

Our charter provides that the number of directors will be ten, and may be increased or decreased by our board of directors in accordance with our bylaws. Our bylaws provide that the number of directors may not be less than the minimum number required by the MGCL or more than twelve. Our charter also provides that the directors, other than any director elected solely by holders of one or more classes or series of preferred stock, shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the board of directors. Generally, at each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting shall be elected for a three-year term and until their successors are duly elected and qualify. Our directors may be elected to an unlimited number of successive terms.

Our bylaws provide that a director shall be elected only if such director receives the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such director at a meeting of stockholders duly called and at which a quorum is present. However, directors shall be elected by a plurality of votes cast at a meeting of stockholders duly called and at which a quorum is present if the number of nominees is greater than the number of directors to be elected at the meeting.

Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, pursuant to an election in our charter as permitted by the MGCL, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Pursuant to our charter, subject to the rights, if any, of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any director may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to cast generally in the election of directors. Pursuant to our bylaws, any director may resign at any time by delivering his or her resignation to the board of directors, the chairman of the board or the secretary, which resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.

We currently have a total of eleven members of the board of directors, seven of whom are independent directors. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by our board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by our board of directors or (z) provided that our board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a share exchange, unless the transaction is advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, action that requires stockholder approval, including amending our charter, our dissolution, a merger, consolidation or a sale of all or substantially all of our assets must be approved by the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. Notwithstanding the foregoing, the affirmative vote of the holders of shares entitled to cast at least 80% of all the votes entitled to be cast on the matter, with each class that is entitled to vote on the matter voting as a separate class, shall be required to effect any amendment to our charter to make our common stock a “redeemable security” or convert us, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), to cause our liquidation or dissolution or any amendment to our charter to effect any such liquidation or dissolution, or to amend certain charter provisions, provided that, if the Continuing Directors (as defined in our charter), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the board of directors, approve such amendment, the affirmative vote of only the holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter shall be required.

Our charter and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Distribution Policy

Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of our common stock are issued to such stockholder. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” distribution reinvestment plan, which provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution.

Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our distribution reinvestment plan. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock.

If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “Distributions” and “Distribution Reinvestment Plan” for more information.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the corporation’s board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The corporation’s right to repurchase control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the corporation’s charter or bylaws. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Stockholder Liability

The MGCL provides that our stockholders are under no obligation to us or our creditors with respect to their shares other than the obligation to pay to us the full amount of the consideration for which their shares were issued.

Under our charter, our stockholders shall not be liable for any debt, claim, demand, judgment or obligation of any kind by reason of being a stockholder, nor shall any stockholder be subject to any personal liability by reason of being a stockholder.

Business Combinations

Under the MGCL, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. We refer to these provisions as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of the Maryland General Corporation Law

The MGCL provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•

provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board of directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute. Our board of directors has elected into the applicable statutory provisions, which provide that, except as may be provided by the board in setting the terms of any class of preferred stock, any vacancies on the board may be filled only by a majority of the directors then in office, even if less than a quorum, and a director elected to fill a vacancy will serve for the balance of the unexpired term.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any mandatory provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The board of directors has discretion to determine the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of each series of preferred stock.

Preferred stock may be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock may also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

We currently have no preferred stock issued or outstanding. Our board of directors has no present plans to issue shares of preferred stock, but it may do so at any time in the future without stockholder approval.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then-current net asset value per share of common stock, taking into account underwriting commissions and discounts, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance. The 1940 Act also generally provides that the amount of voting securities that would result from the exercise of subscription rights, as well as warrants, options and any other rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and a majority of our directors who have no financial interest in the issuance and a majority of our independent directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

As of March 31, 2016, we had $400.0 million in aggregate principal amount of 4.000% notes outstanding. The 4.000% notes will mature on July 15, 2019 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 4.000% notes. The 4.000% notes bear interest at a rate of 4.000% per year, payable semi-annually on January 15 and July 15 of each year. The first interest payment was made on January 15, 2015. The 4.000% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

As of March 31, 2016, we had $325.0 million in aggregate principal amount of 4.250% notes outstanding. The 4.250% notes will mature on January 15, 2020 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 4.250% notes. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on January 15 and July 15 of each year. The first interest payment was made on July 15, 2015. The 4.250% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

As of March 31, 2016, we had $275.0 million in aggregate principal amount of 4.750% notes outstanding. The 4.750% notes will mature on May 15, 2022 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 4.750% notes. The 4.750% notes bear interest at a rate of 4.750% per year, payable semi-annually on May 15 and November 15 of each year. The first interest payment was made on November 15, 2015. The 4.750% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.750% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

We may issue additional debt securities in one or more series. The specific terms of each additional series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement, or offered debt securities, and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, or underlying debt securities, may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee”. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to pro rate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This pro rated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 consecutive days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%, giving effect to any exemptive relief granted to us by the SEC; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”), security, or both, satisfactory to the trustee. If indemnity and/or security is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security, or both, satisfactory to the trustee, against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent. The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “—Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days;

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures;

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days;

•	satisfy the conditions for full defeasance contained in any supplemental indentures;

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “—Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed that has been designated by us as “Senior Indebtedness” for purposes of the indenture by a company order delivered to the trustee;

•	senior securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association is the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has S&P’s rating: AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in any of our securities. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings for tax purposes, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, U.S. Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding an offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants or rights offerings to purchase our common stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that prospectus supplement, including, if applicable, the taxation of any debt securities that will be sold at an original issue discount.

Election to be Taxed as a RIC

We have elected to be subject to tax as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute each tax year as distributions to our stockholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each tax year, distributions generally of an amount at least equal to 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid, or the annual distribution requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the annual distribution requirement,

then we will not be subject to U.S. federal income tax on the portion of our income or capital gains we distribute (or are deemed to distribute) as distributions to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) as distributions to our stockholders.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute distributions in a timely manner to our stockholders generally of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (as adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we paid no U.S. federal income tax, or the excise tax avoidance requirement. Any distribution declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. We generally will endeavor in each tax year to avoid any material U.S. federal excise tax on our earnings.

We have previously incurred, and may incur in the future, such excise tax on a portion of our income and capital gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the excise tax only on the amount by which we do not meet the excise tax avoidance requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each tax year;

•

derive in each tax year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or other securities, or the 90% income test; and

•	diversify our holdings so that at the end of each quarter of the tax year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the diversification tests.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our expenses in a given tax year exceed our investment company taxable income, we may experience a net operating loss for that tax year. However, a RIC is not permitted to carry forward net operating losses to subsequent tax years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those years.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current tax year, instead of upon their disposition, as an election not to do so would limit our ability to deduct interest expense for tax purposes.

We invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income to avoid any material U.S. federal income or excise tax.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under Subchapter M of the Code. We may have to sell or otherwise dispose of some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell or otherwise dispose of assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to sell or otherwise dispose of assets to meet the annual distribution requirement may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we sell or otherwise dispose of assets in order to meet the annual distribution requirement or the excise tax avoidance requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% income test or otherwise would not count toward satisfying the diversification tests.

Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% income test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% income test, one or more subsidiary entities treated as U.S. corporations for entity-level income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay entity-level income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.

The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the annual distribution requirement.

Taxation of U.S. Stockholders

This subsection applies to U.S. stockholders, only. If you are not a U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of Non-U.S. Stockholders,” below.

Distributions by us, including distributions pursuant to our distribution reinvestment plan or where a stockholder can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income (which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or qualifying dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to qualifying dividends or for the corporate dividends received deduction. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S.

stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

If a U.S. stockholder receives distributions in the form of common stock pursuant to our distribution reinvestment plan, such stockholder generally will be subject to the same U.S. federal, state and local tax consequences as if it received distributions in cash. In that case, a stockholder will be treated as receiving a distribution in the amount of the fair market value of our shares of common stock. Any shares of common stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of our common stock are credited to the U.S. stockholder’s account.

We may in the future decide to retain some or all of our net capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year. We cannot retain any portion of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the annual distribution requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the distribution was declared.

If an investor acquires shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for any tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

As a RIC, we may be subject to the alternative minimum tax, or the AMT; however, any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders, and such apportioned amounts may affect a U.S. stockholders’ AMT liability. Although U.S. Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our investment company taxable income (determined without regard to any deduction for dividends paid), unless a different method for a particular item is warranted under the circumstances.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to qualifying dividends because our income generally will not consist of qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our shares of $2 million or more in the case of an individual stockholder or $10 million or more in the case of a corporate stockholder in any single tax year (or a greater loss over a combination of tax years), such U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable by a taxpayer under these U.S. Treasury regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.

We may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

This subsection applies to non-U.S. stockholders, only. If you are not a non-U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of U.S. Stockholders,” above.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of our investment company taxable income made to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of our investment company taxable income made to Non-U.S. stockholders will not be subject to U.S. withholding tax if (i) the distributions are properly designated in a notice timely delivered to Non-U.S. stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any amount of our distributions will be eligible for this exemption from withholding or, if eligible, will be reported as such by us.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our shares of common stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certificate (e.g., an IRS Form W-8BEN, an IRS Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

We are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Stockholders may be requested to provide additional information to us to enable us to determine whether such withholding is required.

Failure to Qualify as a RIC

If we fail to satisfy the 90% income test or any diversification tests in any tax year, we may be eligible to avail ourselves of certain relief provisions under the Code if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure in satisfaction of the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification tests where we correct a failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income will be subject to U.S. federal corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail either the 90% income test or any diversification test.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would generally be taxable to our stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders with respect to qualifying dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, we would be required to distribute our earnings and profits attributable to any of our non-RIC tax years as dividends to our stockholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the tax year) that we elect to recognize on requalification or when recognized over the next five tax years.

State and Local Taxes

We may be subject to state or local taxes in jurisdictions in which we are deemed to be doing business. In those states or localities, our entity-level tax treatment and the treatment of distributions made to stockholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in our shares of common stock may have tax consequences for stockholders that are different from those of a direct investment in our portfolio investments. Stockholders are urged to consult their own tax advisers concerning state and local tax matters.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of our directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price per share, after deducting underwriting commissions and discounts, that is below our net asset value per share. See “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. At the 2015 annual stockholders meeting, our stockholders approved the sale of shares of our common stock at a price below the then-current net asset value per share, subject to certain conditions, during the period beginning on June 22, 2015 and expiring on June 22, 2016. We currently do not intend to utilize this authority to sell shares of our common stock at a price below the then-current net asset value per share. At our annual stockholder meeting to be held on June 22, 2016, we are again seeking the approval of our stockholders to issue shares of our common stock at a price below the then current net asset value per share for a twelve month period following stockholder approval. In addition, we may generally issue new shares of our common stock at a price below net asset value per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. Under the terms of this relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategy. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we are permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term).

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i. does not have any class of securities that is traded on a national securities exchange;

ii. has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii. is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv. is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to maintain our qualification as a RIC for U.S. federal income tax purposes as described above under “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.” Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. FB Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Debt Financing” and “Risk Factors—Risks Related to Business Development Companies.”

Code of Ethics

We and FB Advisor have each adopted a code of ethics pursuant to Rule 17j-1 promulgated under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with each code’s requirements. Our code of ethics was filed as an exhibit to our current report on Form 8-K filed with the SEC on March 12, 2014 and FB Advisor’s code of ethics was filed as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on our website at www.fsinvestmentcorp.com and on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain a copy of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and FB Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer and the chief compliance officer of FB Advisor are responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to FB Advisor. The proxy voting policies and procedures of FB Advisor are set forth below. The guidelines are reviewed periodically by FB Advisor and our independent directors, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, FB Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of FB Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

FB Advisor will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although FB Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of FB Advisor are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how FB Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information, without charge, regarding how FB Advisor voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 or by calling us collect at (215) 495-1150.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•

pursuant to Rule 13a-14 promulgated under the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 promulgated under the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting; and

•	pursuant to Item 308 of Regulation S-K, our auditors must attest to, and report on, our management’s assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $1,500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of shares of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: One Lincoln Street, Boston, Massachusetts 02111. DST Systems, Inc. acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Kansas City, Missouri 64105-1594, telephone number: (877) 628-8575.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to use brokers in the normal course of our business infrequently. Subject to policies established by our board of directors, FB Advisor is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. FB Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While FB Advisor will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, FB Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if FB Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for us by Dechert LLP, Philadelphia, Pennsylvania, and certain matters with respect to Maryland law have been passed upon by Miles & Stockbridge P.C., Baltimore, Maryland.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RSM US LLP, an independent registered public accounting firm located at 751 Arbor Way, Suite 200, Blue Bell, Pennsylvania 19422, has audited our financial statements as of December 31, 2015, 2014, 2013, 2012, 2011, 2010, 2009, 2008 and 2007.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (215) 495-1150 or on our website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Such information is also available from the EDGAR database on the

SEC’s web site at www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (202) 551-8090.

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	March 31, 2016 (Unaudited)	December 31, 2015
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$3,911,138 and $4,027,950, respectively)	$3,648,768	$3,820,283
Non-controlled/affiliated investments (amortized cost—$91,363 and $91,248, respectively)	138,839	132,357
Controlled/affiliated investments (amortized cost—$76,765 and $75,988, respectively)	79,141	76,731

Total investments, at fair value (amortized cost—$4,079,266 and $4,195,186, respectively)	3,866,748	4,029,371
Cash	71,376	80,807
Foreign currency, at fair value (cost—$0 and $1,175, respectively)	—	1,180
Receivable for investments sold and repaid	7,614	66
Interest receivable	45,482	34,600
Deferred financing costs	1,139	1,420
Prepaid expenses and other assets	470	729

Total assets	$3,992,829	$4,148,173

Liabilities
Payable for investments purchased	$2,627	$—
Credit facilities payable	32,728	34,625
Unsecured notes payable (net of deferred financing costs of $1,404 and $1,490, respectively)	988,958	988,274
Repurchase agreement payable(1)	725,000	800,000
Stockholder distributions payable	54,093	54,093
Management fees payable	17,812	18,415
Subordinated income incentive fees payable(2)	12,485	13,374
Administrative services expense payable	978	946
Interest payable	13,696	22,061
Directors’ fees payable	230	282
Other accrued expenses and liabilities	1,484	7,175

Total liabilities	1,850,091	1,939,245

Commitments and contingencies(3)	—	—

Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 242,847,016 and 242,847,016 shares issued and outstanding, respectively	243	243
Capital in excess of par value	2,264,345	2,264,345
Accumulated undistributed net realized gain/loss on investments and gain/loss on foreign currency(4)	(59,443)	(45,748)
Accumulated undistributed (distributions in excess of) net investment income(4)	143,791	147,946
Net unrealized appreciation (depreciation) on investments and unrealized gain/loss on foreign currency	(206,198)	(157,858)

Total stockholders’ equity	2,142,738	2,208,928

Total liabilities and stockholders’ equity	$3,992,829	$4,148,173

Net asset value per share of common stock at period end	$8.82	$9.10

(1)	See Note 8 for a discussion of the Company’s repurchase transaction.

(2)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(3)	See Note 9 for a discussion of the Company’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended
	March 31,
	2016	2015
Investment income
From non-controlled/unaffiliated investments:
Interest income	$99,452	$103,939
Fee income	1,642	4,696
From non-controlled/affiliated investments:
Interest income	967	—
Dividend income	224	—
From controlled/affiliated investments:
Interest income	778	—

Total investment income	103,063	108,635

Operating expenses
Management fees	17,812	19,038
Capital gains incentive fees(1)	—	3,748
Subordinated income incentive fees(1)	12,485	13,905
Administrative services expenses	1,196	991
Accounting and administrative fees	228	276
Interest expense	18,894	17,299
Directors’ fees	229	227
Other general and administrative expenses	2,281	1,502

Total operating expenses	53,125	56,986

Net investment income	49,938	51,649

Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(13,779)	3,285
Net realized gain (loss) on foreign currency	84	110
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(54,703)	10,589
Non-controlled/affiliated investments	6,367	1,345
Controlled/affiliated investments	1,633	—
Net change in unrealized gain (loss) on foreign currency	(1,637)	3,448

Total net realized and unrealized gain (loss) on investments	(62,035)	18,777

Net increase (decrease) in net assets resulting from operations	$(12,097)	$70,426

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$(0.05)	$0.29

Weighted average shares outstanding	242,847,016	241,084,292

(1)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Three Months Ended
	March 31,
	2016	2015
Operations
Net investment income (loss)	$49,938	$51,649
Net realized gain (loss) on investments and foreign currency	(13,695)	3,395
Net change in unrealized appreciation (depreciation) on investments	(46,703)	11,934
Net change in unrealized gain (loss) on foreign currency	(1,637)	3,448

Net increase (decrease) in net assets resulting from operations	(12,097)	70,426

Stockholder distributions(1)
Distributions from net investment income	(54,093)	(53,706)
Distributions from net realized gain on investments	—	—

Net decrease in net assets resulting from stockholder distributions	(54,093)	(53,706)

Capital share transactions(2)
Reinvestment of stockholder distributions	—	2,006

Net increase (decrease) in net assets resulting from capital share transactions	—	2,006

Total increase (decrease) in net assets	(66,190)	18,726
Net assets at beginning of period	2,208,928	2,366,986

Net assets at end of period	$2,142,738	$2,385,712

Accumulated undistributed (distributions in excess of) net investment income(1)	$143,791	$66,601

(1)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(2)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended
	March 31,
	2016	2015
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(12,097)	$70,426
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(55,617)	(191,510)
Paid-in-kind interest	(8,282)	(4,994)
Proceeds from sales and repayments of investments	169,128	237,355
Net realized (gain) loss on investments	13,779	(3,285)
Net change in unrealized (appreciation) depreciation on investments	46,703	(11,934)
Accretion of discount	(3,088)	(3,868)
Amortization of deferred financing costs and discount	965	859
Unrealized (gain)/loss on borrowings in foreign currency	1,490	—
(Increase) decrease in receivable for investments sold and repaid	(7,548)	(31,985)
(Increase) decrease in interest receivable	(10,882)	(7,431)
(Increase) decrease in prepaid expenses and other assets	259	(637)
Increase (decrease) in payable for investments purchased	2,627	(27,263)
Increase (decrease) in management fees payable	(603)	(487)
Increase (decrease) in accrued capital gains incentive fees	—	3,748
Increase (decrease) in subordinated income incentive fees payable	(889)	816
Increase (decrease) in administrative services expense payable	32	(797)
Increase (decrease) in interest payable	(8,365)	(867)
Increase (decrease) in directors’ fees payable	(52)	(8)
Increase (decrease) in other accrued expenses and liabilities	(5,691)	(4,928)

Net cash provided by (used in) operating activities	121,869	23,210

Cash flows from financing activities
Reinvestment of stockholder distributions	—	2,006
Stockholder distributions	(54,093)	(17,885)
Borrowings under credit facilities(1)	109,000	24,200
Repayments of credit facilities(1)	(112,387)	(39,022)
Repayments under repurchase agreement(2)	(75,000)	—
Deferred financing costs paid	—	(473)

Net cash provided by (used in) financing activities	(132,480)	(31,174)

Total increase (decrease) in cash	(10,611)	(7,964)
Cash and foreign currency at beginning of period	81,987	96,844

Cash and foreign currency at end of period	$71,376	$88,880

Supplemental disclosure
Local and excise taxes paid	$5,875	$5,546

(1)	See Note 8 for a discussion of the Company’s credit facilities and unsecured notes. During the three months ended March 31, 2016 and 2015, the Company paid $16,327 and $9,416, respectively, in interest expense on the credit facilities and unsecured notes.

(2)	See Note 8 for a discussion of the Company’s repurchase transaction. During the three months ended March 31, 2016 and 2015, the Company paid $9,967 and $7,891, respectively, in interest expense pursuant to the repurchase agreement.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments

As of March 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—97.7%
5 Arch Income Fund 2, LLC	(g)(i)(n)	Diversified Financials	10.5%		11/18/21	$6,655	$6,707	$6,655
5 Arch Income Fund 2, LLC	(g)(i)(n)(o)	Diversified Financials	10.5%		11/18/21	31,345	31,345	31,345
A.P. Plasman Inc.	(e)(f)(g)(i)	Capital Goods	L+775	1.0%	12/29/19	169,290	169,290	170,560
Aeneas Buyer Corp.	(g)	Health Care Equipment & Services	L+500	1.0%	12/18/21	500	500	498
Aeneas Buyer Corp.	(g)(o)	Health Care Equipment & Services	L+500	1.0%	12/18/21	500	500	498
Aeneas Buyer Corp.	(e)	Health Care Equipment & Services	L+813	1.0%	12/18/21	66,000	66,000	66,000
Aeneas Buyer Corp.	(g)(o)	Health Care Equipment & Services	L+750	1.0%	12/18/21	13,200	13,200	13,200
Allen Systems Group, Inc.	(e)(g)(q)	Software & Services	L+789, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	38,056	38,056	38,817
Altus Power America, Inc.	(g)	Energy	L+750	1.5%	10/10/21	1,974	1,974	1,955
Altus Power America, Inc.	(g)(o)	Energy	L+750	1.5%	10/10/21	1,151	1,151	1,139
American Racing and Entertainment, LLC	(e)	Consumer Services	L+800	1.0%	7/1/18	5,075	5,075	5,107
AP Exhaust Acquisition, LLC	(f)(g)	Automobiles & Components	L+775	1.5%	1/16/21	15,811	15,811	14,585
Aspect Software, Inc.	(g)(h)	Software & Services	L+750, 0.3% PIK (0.3% Max PIK)	1.8%	5/7/16	3,703	3,677	11,070
Atlas Aerospace LLC	(g)	Capital Goods	L+806	1.0%	5/8/19	20,000	20,000	19,700
Atlas Aerospace LLC	(g)(o)	Capital Goods	L+750	1.0%	5/8/19	7,619	7,619	7,505
BenefitMall Holdings, Inc.	(e)(g)	Commercial & Professional Services	L+725	1.0%	11/24/20	14,813	14,813	14,813
BenefitMall Holdings, Inc.	(g)(o)	Commercial & Professional Services	L+725	1.0%	11/24/20	5,455	5,455	5,455
Blue Coat Holdings, Inc.	(g)(o)	Technology Hardware & Equipment	L+350	1.0%	5/22/20	2,136	2,136	2,091
Blueprint Sub, Inc.	(e)	Software & Services	L+750	1.0%	5/7/21	26,828	26,828	26,627
Blueprint Sub, Inc.	(g)(o)	Software & Services	L+750	1.0%	5/7/21	3,509	3,509	3,482
Blueprint Sub, Inc.	(g)	Software & Services	L+450	1.0%	5/7/21	702	702	702
Blueprint Sub, Inc.	(g)(o)	Software & Services	L+450	1.0%	5/7/21	702	702	702
Cadence Aerospace Finance, Inc.	(g)	Capital Goods	L+525	1.3%	5/9/18	74	73	68
Caesars Entertainment Operating Co., Inc.	(e)(g)(i)(k)	Consumer Services	5.4%		3/1/17	12,621	12,296	11,137
Caesars Entertainment Operating Co., Inc.	(e)(i)(k)	Consumer Services	6.2%		3/1/17	2,363	2,318	2,079
Caesars Entertainment Operating Co., Inc.	(e)(f)(g)(i)(k)	Consumer Services	8.4%		3/1/17	84,594	84,324	72,102
Caesars Entertainment Resort Properties, LLC	(e)(g)	Consumer Services	L+600	1.0%	10/11/20	22,013	21,059	20,428
Corel Corp.	(e)(f)(g)(i)	Software & Services	L+825		6/7/19	103,837	103,837	104,615
Corel Corp.	(g)(i)(o)	Software & Services	Prime+725		6/7/18	10,000	10,000	10,000
Corner Investment PropCo, LLC	(e)(g)	Consumer Services	L+975	1.3%	11/2/19	42,303	42,436	40,821
Crestwood Holdings LLC	(g)	Energy	L+800		6/19/19	5,097	5,082	2,616

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Eastman Kodak Co.	(g)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	$10,609	$10,475	$10,185
Flanders Corp.	(g)	Capital Goods	L+950	1.5%	5/14/18	33,493	33,116	34,336
Fronton Holdings, LLC	(e)	Consumer Services	15.0%		4/30/19	3,736	3,709	3,736
Greystone Bridge Manager LLC	(g)(i)	Diversified Financials	L+1050		5/1/20	3,771	3,787	3,695
H.M. Dunn Co., Inc.	(g)	Capital Goods	L+808	1.0%	3/26/21	1,000	1,000	1,000
H.M. Dunn Co., Inc.	(g)(o)	Capital Goods	L+725	1.0%	3/26/21	357	357	357
Harvey Industries, Inc.	(g)	Capital Goods	L+800	1.0%	10/1/21	32,667	32,667	32,667
Imagine Communications Corp.	(e)(f)(g)	Media	L+825	1.0%	4/29/20	99,860	99,860	97,114
Imagine Communications Corp.	(g)(o)	Media	L+825	1.0%	4/29/20	30,000	30,000	29,175
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	13,931	13,931	13,792
Industry City TI Lessor, L.P.	(e)(g)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	33,826	33,826	33,826
JMC Acquisition Merger Corp.	(g)	Capital Goods	L+858	1.0%	11/6/21	5,000	5,000	4,950
JMC Acquisition Merger Corp.	(g)(o)	Capital Goods	L+750	1.0%	11/6/21	906	906	897
Latham Pool Products, Inc.	(e)	Commercial & Professional Services	L+775	1.0%	6/29/21	70,000	70,000	68,600
Leading Edge Aviation Services, Inc.	(e)(f)(g)	Capital Goods	L+875	1.5%	6/30/19	31,551	31,348	30,604
LEAS Acquisition Co Ltd.	(g)(i)	Capital Goods	L+875	1.5%	6/30/19	€28,350	38,580	31,318
LEAS Acquisition Co Ltd.	(f)(i)	Capital Goods	L+875	1.5%	6/30/19	$9,946	9,946	9,648
MB Precision Holdings LLC	(g)	Capital Goods	L+725	1.3%	1/23/20	12,821	12,821	12,308
Micronics, Inc.	(e)(g)	Capital Goods	L+800	1.3%	12/11/19	63,948	63,699	62,349
MMM Holdings, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	12/12/17	8,130	8,065	4,938
MSO of Puerto Rico, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	12/12/17	5,911	5,864	3,590
New Star Metals Inc.	(e)(g)	Capital Goods	L+800	1.3%	3/20/20	36,889	36,889	37,627
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+843	1.0%	4/27/21	1,056	1,056	1,072
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+450	1.0%	4/27/20	29	29	29
Nobel Learning Communities, Inc.	(g)(o)	Consumer Services	L+450	1.0%	4/27/20	110	110	110
Nova Wildcat Amerock, LLC	(g)	Consumer Durables & Apparel	L+865	1.3%	9/10/19	18,817	18,817	15,147
PHRC License, LLC	(f)(g)	Consumer Services	L+900	1.5%	8/14/20	44,454	44,454	43,565
Pittsburgh Glass Works, LLC	(e)	Automobiles & Components	L+912	1.0%	11/25/21	67,944	67,944	71,341
Polymer Additives, Inc.	(g)	Materials	L+838	1.0%	12/20/21	10,511	10,511	10,722
PSKW, LLC	(e)(f)(g)	Health Care Equipment & Services	L+842	1.0%	11/25/21	30,000	30,000	29,850
Roadrunner Intermediate Acquisition Co., LLC	(e)(f)(g)	Health Care Equipment & Services	L+800	1.0%	9/22/21	36,538	36,538	36,629
Rogue Wave Software, Inc.	(e)(f)(g)	Software & Services	L+804	1.0%	9/25/21	31,313	31,313	30,451
Safariland, LLC	(e)(g)	Capital Goods	L+800	1.3%	9/20/19	191,276	191,276	192,232

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Sequential Brands Group, Inc.	(e)(g)(i)	Consumer Durables & Apparel	L+825		12/4/21	$80,000	$80,000	$76,800
Shell Topco L.P.	(g)	Materials	L+750	1.5%	9/28/18	30,000	29,787	30,000
Smile Brands Group Inc.	(g)	Health Care Equipment & Services	L+775, 0.0% PIK (1.5% Max PIK)	1.3%	8/16/19	20,095	19,818	16,905
Sorenson Communications, Inc.	(e)(g)	Telecommunication Services	L+575	2.3%	4/30/20	92,325	91,991	92,325
Sports Authority, Inc.	(g)(k)(p)	Retailing	L+600	1.5%	11/16/17	6,318	6,320	916
Stallion Oilfield Holdings, Inc.	(g)(k)(p)	Energy	L+675	1.3%	6/19/18	4,760	4,737	2,583
SunGard Availability Services Capital, Inc.	(g)	Software & Services	L+500	1.0%	3/29/19	4,424	4,196	3,923
Sunnova Asset Portfolio 5 Holdings, LLC	(g)	Energy	12.0% PIK (12.0% Max PIK)		11/14/21	4,645	4,566	4,645
Swiss Watch International, Inc.	(e)(g)	Consumer Durables & Apparel	L+825	1.3%	11/8/18	40,625	40,213	20,719
Transplace Texas, LP	(e)(f)	Transportation	L+747	1.0%	9/16/21	20,000	20,000	20,225
U.S. Xpress Enterprises, Inc.	(e)(f)	Transportation	L+950, 0.0% PIK (1.3% Max PIK)	1.5%	5/30/19	65,537	65,537	65,209
Vertellus Performance Chemicals LLC	(f)(g)	Materials	L+950	1.0%	1/30/20	38,000	38,000	35,245
VPG Group Holdings LLC	(e)(g)	Materials	L+900	1.0%	6/30/18	63,345	63,228	61,840
Warren Resources, Inc.	(f)(g)(p)	Energy	L+850	1.0%	5/22/20	3,372	3,372	2,715
Waste Pro USA, Inc.	(e)(g)	Commercial & Professional Services	L+750	1.0%	10/15/20	89,581	89,581	90,924
Waste Pro USA, Inc.	(g)(o)	Commercial & Professional Services	L+750	1.0%	10/15/20	5,667	5,667	5,752
Zeta Interactive Holdings Corp.	(e)(g)	Software & Services	L+750	1.0%	7/9/21	10,337	10,337	10,363
Zeta Interactive Holdings Corp.	(g)(o)	Software & Services	L+750	1.0%	7/9/21	2,234	2,234	2,240

Total Senior Secured Loans—First Lien							2,273,953	2,207,561
Unfunded Loan Commitments							(114,891)	(114,891)

Net Senior Secured Loans—First Lien							2,159,062	2,092,670

Senior Secured Loans—Second Lien—27.4%
Alison US LLC	(g)(i)	Capital Goods	L+850	1.0%	8/29/22	4,444	4,290	3,614
American Racing and Entertainment, LLC	(f)	Consumer Services	12.0%		7/1/18	5,800	5,696	5,836
AP Exhaust Acquisition, LLC	(f)	Automobiles & Components	12.0% PIK (12.0% Max PIK)		9/28/21	3,444	3,444	3,074
Arena Energy, LP	(g)	Energy	L+1000	1.0%	1/24/21	5,000	5,000	4,413
Ascent Resources—Utica, LLC	(e)(f)(g)	Energy	L+950, 2.0% PIK (2.0% Max PIK)	1.5%	9/30/18	184,015	183,325	173,895
Brock Holdings III, Inc.	(g)	Energy	L+825	1.8%	3/16/18	6,923	6,879	5,054

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Byrider Finance, LLC	(f)(g)	Automobiles & Components	L+1000, 0.5% PIK (0.5% Max PIK)	1.3%	8/22/20	$10,009	$10,009	$9,909
Compuware Corp.	(g)	Software & Services	L+825	1.0%	12/15/22	6,550	5,915	5,583
DEI Sales, Inc.	(e)(f)	Consumer Durables & Apparel	L+900	1.5%	1/15/18	57,500	57,159	55,631
EagleView Technology Corp.	(g)	Software & Services	L+825	1.0%	7/14/23	11,538	11,378	10,980
Eastman Kodak Co.	(e)(f)	Consumer Durables & Apparel	L+950	1.3%	9/3/20	50,000	49,098	44,500
Gruden Acquisition, Inc.	(g)	Transportation	L+850	1.0%	8/18/23	15,000	14,304	11,250
JW Aluminum Co.	(e)(f)(g)(r)	Materials	9.3% PIK (9.3% Max PIK)		11/17/20	33,664	33,664	32,991
National Surgical Hospitals, Inc.	(e)	Health Care Equipment & Services	L+900	1.0%	6/1/23	30,000	30,000	29,400
Nielsen & Bainbridge, LLC	(g)	Consumer Durables & Apparel	L+925	1.0%	8/15/21	16,675	16,458	16,008
Paw Luxco II Sarl	(f)(i)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€16,364	20,625	13,735
PSAV Acquisition Corp.	(e)(g)	Technology Hardware & Equipment	L+825	1.0%	1/24/22	$80,000	79,037	78,600
Spencer Gifts LLC	(e)	Retailing	L+825	1.0%	6/29/22	30,000	29,867	26,250
Stadium Management Corp.	(e)	Consumer Services	L+825	1.0%	2/27/21	57,500	57,500	57,213

Total Senior Secured Loans—Second Lien							623,648	587,936

Senior Secured Bonds—9.0%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	78,500	77,447	21,587
Aspect Software, Inc.	(f)(g)(k)(p)	Software & Services	10.6%		5/15/17	8,500	8,432	247
Avaya Inc.	(e)(f)(g)	Technology Hardware & Equipment	10.5%		3/1/21	27,550	24,630	8,231
Caesars Entertainment Resort Properties, LLC	(e)(g)	Consumer Services	11.0%		10/1/21	24,248	24,008	20,823
FourPoint Energy, LLC	(e)(f)	Energy	8.0%		12/31/20	92,531	89,846	72,868
FourPoint Energy, LLC	(f)(o)	Energy	8.0%		12/31/20	5,906	5,877	4,651
Global A&T Electronics Ltd.	(g)(i)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	7,000	6,940	4,629
Lightstream Resources Ltd.	(f)(i)	Energy	9.9%		6/15/19	2,112	2,112	1,832
Logan’s Roadhouse, Inc.	(f)(g)	Consumer Services	4.0%, 10.5% PIK (10.5% Max PIK)		10/15/17	59,249	48,677	40,586

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
SandRidge Energy, Inc.	(g)(k)(p)	Energy	8.8%		6/1/20	$19,500	$19,458	$4,778
Sorenson Communications, Inc.	(f)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	19,898	19,274	18,306

Total Senior Secured Bonds							326,701	198,538
Unfunded Bond Commitments							(5,877)	(5,877)

Net Senior Secured Bonds							320,824	192,661

Subordinated Debt—20.6%
Alta Mesa Holdings, LP	(g)	Energy	9.6%		10/15/18	11,165	11,109	3,084
Aurora Diagnostics, LLC	(e)(f)	Health Care Equipment & Services	10.8%		1/15/18	17,065	17,080	13,672
Bellatrix Exploration Ltd.	(g)(i)	Energy	8.5%		5/15/20	5,000	4,915	2,613
Brooklyn Basketball Holdings, LLC	(f)(g)	Consumer Services	L+725		10/25/19	19,873	19,873	19,376
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	5,000	5,011	4,312
Ceridian HCM Holding Inc.	(f)(g)	Commercial & Professional Services	11.0%		3/15/21	10,800	11,335	10,166
EV Energy Partners, L.P.	(f)	Energy	8.0%		4/15/19	265	239	70
Flanders Corp.	(e)(f)	Capital Goods	13.8% PIK (13.8% Max PIK)		5/14/18	26,569	26,479	27,701
Flanders Corp.	(f)(g)	Capital Goods	17.5% PIK (17.5% Max PIK)		5/14/18	26,910	25,895	27,871
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	654	654	654
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	4,155	4,155	4,155
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	859	859	859
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	808	808	808
Global Jet Capital Inc.	(f)(g)(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	59,662	59,662	59,662
Global Jet Capital Inc.	(f)(g)(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	9,758	9,758	9,758
Global Jet Capital Inc.	(f)(i)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	5,110	5,110	5,110
Imagine Communications Corp.	(g)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	533	533	533

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Jupiter Resources Inc.	(f)(g)(i)	Energy	8.5%		10/1/22	$ 6,425	$5,427	$ 3,407
Mood Media Corp.	(f)(g)(i)	Media	9.3%		10/15/20	43,135	42,295	28,904
Navistar International Corp.	(f)(i)	Capital Goods	8.3%		11/1/21	7,615	7,450	5,664
NewStar Financial, Inc.	(g)(i)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	75,000	60,956	51,000
P.F. Chang’s China Bistro, Inc.	(f)(g)	Consumer Services	10.3%		6/30/20	11,433	11,794	10,390
PriSo Acquisition Corp.	(g)	Capital Goods	9.0%		5/15/23	6,000	5,944	5,393
Sequel Industrial Products Holdings, LLC	(f)	Commercial & Professional Services	14.5%, 2.5% PIK (2.5% Max PIK)		9/30/19	7,044	6,984	7,150
Sorenson Communications, Inc.	(f)	Telecommunication Services	13.0%, 0.0% PIK (13.0% Max PIK)		10/31/21	15,122	14,223	14,971
SunGard Availability Services Capital, Inc.	(f)(g)	Software & Services	8.8%		4/1/22	10,750	8,152	5,771
ThermaSys Corp.	(e)(f)	Capital Goods	9.0%, 1.8% PIK (5.0% Max PIK)		5/3/20	136,283	136,283	113,285
VPG Group Holdings LLC	(e)(g)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		6/30/18	5,274	5,274	5,030

Total Subordinated Debt							508,257	441,369

Collateralized Securities—3.7%
ACASC 2013-2A Class Subord. B	(f)(g)(i)	Diversified Financials	4.1%		10/25/25	30,500	20,122	13,875
Dryden CDO 23A Class Subord.	(g)(i)	Diversified Financials	0.0%		7/17/23	10,000	4,059	2,880
JPMorgan Chase Bank, N.A. Credit-Linked Notes	(f)(i)	Diversified Financials	10.9%		12/20/21	16,740	16,738	16,154
NewStar Clarendon 2014-1A Class D	(g)(i)	Diversified Financials	L+435		1/25/27	1,560	1,461	1,385
NewStar Clarendon 2014-1A Class Subord. B	(g)(i)	Diversified Financials	13.2%		1/25/27	17,900	15,783	14,592
Rampart CLO 2007 1A Class Subord.	(g)(i)	Diversified Financials	9.4%		10/25/21	10,000	2,496	2,957
Stone Tower CLO VI Class Subord.	(f)(i)	Diversified Financials	16.1%		4/17/21	5,000	1,769	1,464
Wind River CLO Ltd. 2012 1A Class Subord. B	(g)(i)	Diversified Financials	10.7%		1/15/24	42,504	29,253	25,178

Total Collateralized Securities							91,681	78,485

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—22.1%(j)
5 Arches, LLC, Common Equity	(g)(i)(k)(m)	Diversified Financials	9,475	$250	$250
Allen Systems Group, Inc., Common Equity	(g)(k)(q)	Software & Services	1,689,767	36,422	83,137
Altus Power America Holdings, LLC, Preferred Equity	(g)	Energy	658,092	656	1,152
Altus Power America Management, LLC, Class B Units	(g)(k)	Energy	83	—	—
Amaya Inc., Warrants, 5/15/2024	(g)(i)(k)	Consumer Services	2,000,000	16,832	15,860
AP Exhaust Holdings, LLC, Common Equity	(g)(k)(m)	Automobiles & Components	811	811	341
Aquilex Corp., Common Equity, Class A Shares	(g)(m)	Commercial & Professional Services	15,128	1,087	3,964
Aquilex Corp., Common Equity, Class B Shares	(g)(m)	Commercial & Professional Services	32,637	1,690	8,551
Ascent Resources Utica Holdings, LLC, Common Equity	(g)(k)(l)	Energy	96,800,082	29,100	21,691
Burleigh Point, Ltd., Warrants, 7/16/2020	(g)(i)(k)	Retailing	3,451,216	1,898	1,173
Eastman Kodak Co., Common Equity	(e)(g)(k)	Consumer Durables & Apparel	61,859	1,203	671
Flanders Corp., Common Equity	(f)(k)	Capital Goods	6,829,973	7,183	16,850
FourPoint Energy, LLC, Common Equity, Class C Units	(g)(k)(m)	Energy	21,000	21,000	6,878
FourPoint Energy, LLC, Common Equity, Class D Units	(g)(k)(m)	Energy	3,937	2,601	1,299
Fronton Investor Holdings, LLC, Class B Units	(g)(m)(q)	Consumer Services	14,943	16,885	16,885
Global Jet Capital Holdings, LP, Preferred Equity	(f)(g)(i)(k)	Commercial & Professional Services	32,925,082	32,925	32,925
Harvey Holdings, LLC, Common Equity	(g)(k)	Capital Goods	2,333,333	2,333	3,850
Imagine Communications Corp., Common Equity, Class A Units	(g)(k)	Media	33,034	3,783	2,015
Industrial Group Intermediate Holdings, LLC, Common Equity	(g)(k)(m)	Materials	347,107	347	573
JMC Acquisition Holdings, LLC, Common Equity	(g)(k)	Capital Goods	483	483	483
JW Aluminum Co., Common Equity	(e)(f)(g)(k)(r)	Materials	949	—	2,196
JW Aluminum Co., Preferred Equity	(e)(f)(g)(k)(r)	Materials	4,395	43,101	43,954
Leading Edge Aviation Services, Inc., Common Equity	(f)(k)	Capital Goods	4,401	464	—
Leading Edge Aviation Services, Inc., Preferred Equity	(f)(k)	Capital Goods	1,303	1,303	1,093
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(k)(m)	Capital Goods	490,213	490	245
Micronics, Inc., Common Equity	(g)(k)	Capital Goods	53,073	553	568
Micronics, Inc., Preferred Equity	(g)(k)	Capital Goods	55	553	723
New Star Metals Inc., Common Equity	(g)(k)	Capital Goods	741,082	750	889
NewStar Financial, Inc., Warrants, 11/4/2024	(g)(i)(k)	Diversified Financials	3,000,000	15,058	6,750
Plains Offshore Operations Inc., Preferred Equity	(e)(f)	Energy	52,666	66,892	65,076
Plains Offshore Operations Inc., Warrants, 11/18/2019	(e)(f)(k)	Energy	1,067,481	1,722	—
PSAV Holdings LLC, Common Equity	(f)	Technology Hardware & Equipment	10,000	10,000	32,000

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Safariland, LLC, Common Equity	(f)(k)	Capital Goods	25,000	$2,500	$13,445
Safariland, LLC, Preferred Equity	(f)	Capital Goods	2,042	24,190	24,958
Safariland, LLC, Warrants, 7/27/2018	(f)(k)	Capital Goods	2,263	246	1,217
Safariland, LLC, Warrants, 9/20/2019	(f)(k)	Capital Goods	2,273	227	1,222
Sequel Industrial Products Holdings, LLC, Common Equity	(f)(g)(k)	Commercial & Professional Services	33,306	3,400	7,857
Sequel Industrial Products Holdings, LLC, Preferred Equity	(f)(g)	Commercial & Professional Services	8,000	11,345	11,351
Sequel Industrial Products Holdings, LLC, Warrants, 9/28/2022	(g)(k)	Commercial & Professional Services	1,293	1	149
Sequel Industrial Products Holdings, LLC, Warrants, 5/10/2022	(f)(k)	Commercial & Professional Services	19,388	12	2,635
Sequential Brands Group, Inc., Common Equity	(g)(i)(k)	Consumer Durables & Apparel	206,664	2,790	1,321
Sorenson Communications, Inc., Common Equity	(f)(k)	Telecommunication Services	46,163	—	31,682
Sunnova Energy Corp., Common Equity	(g)(k)	Energy	192,389	722	1,024
Sunnova Energy Corp., Preferred Equity	(g)(k)	Energy	272,725	1,452	1,451
ThermaSys Corp., Common Equity	(f)(k)	Capital Goods	51,813	1	—
ThermaSys Corp., Preferred Equity	(f)(k)	Capital Goods	51,813	5,181	—
VPG Group Holdings LLC, Class A-2 Units	(f)(k)	Materials	3,637,500	3,638	1,455
Zeta Interactive Holdings Corp., Preferred Equity	(g)(k)	Software & Services	215,662	1,714	1,818

Total Equity/Other				375,794	473,627

TOTAL INVESTMENTS—180.5%				$4,079,266	3,866,748

LIABILITIES IN EXCESS OF OTHER ASSETS—(80.5%)					(1,724,010)

NET ASSETS—100%					$2,142,738

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of March 31, 2016, the three-month London Interbank Offered Rate, or LIBOR, was 0.63%, the Euro Interbank Offered Rate, or EURIBOR, was (0.24)% and the U.S. Prime Lending Rate, or Prime, was 3.50%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(f)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2016

(in thousands, except share amounts)

(g)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(h)	Position or portion thereof unsettled as of March 31, 2016.

(i)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of March 31, 2016, 79.5% of the Company’s total assets represented qualifying assets.

(j)	Listed investments may be treated as debt for GAAP or tax purposes.

(k)	Security is non-income producing.

(l)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(m)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(n)	Security held within IC Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(o)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(p)	Asset is on non-accrual status.

(q)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities. During the three months ended March 31, 2016, the Company held an investment in and, in connection with such investment is deemed to be an “affiliated person” of (but would not be deemed to “control”), the following portfolio companies:

Portfolio Company	Purchases	Sales and Repayments	Interest Income	Fee Income	Dividend Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Senior Secured Loans—First Lien
Allen Systems Group, Inc.	—	—	$967	—	—	—	$381
Equity/Other
Allen Systems Group, Inc., Common Equity	—	—	—	—	—	—	$5,239
Fronton Investor Holdings, LLC, Class B Units	—	—	—	—	$224	—	$747

(r)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to “control” a portfolio company if it owns 25% or more of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. During the three months ended March 31, 2016, the Company held an investment in and, in connection with such investment is deemed to be an “affiliated person” of and deemed to “control” the following portfolio company:

Portfolio Company	Purchases	Sales and Repayments	Interest Income	Fee Income	Dividend Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Senior Secured Loans—Second Lien
JW Aluminum Co.	—	—	$778	—	—	—	$(673)
Equity/Other
JW Aluminum Co., Common Equity	—	—	—	—	—	—	$2,196
JW Aluminum Co., Preferred Equity	—	—	—	—	—	—	$110

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—98.4%
5 Arch Income Fund 2, LLC	(g)(h)(m)	Diversified Financials	10.5%		11/18/21	$2,384	$2,437	$2,384
5 Arch Income Fund 2, LLC	(g)(h)(m)(n)	Diversified Financials	10.5%		11/18/21	35,616	35,616	35,616
A.P. Plasman Inc.	(e)(f)(g)(h)	Capital Goods	L+775	1.0%	12/29/19	170,437	170,437	171,716
Aeneas Buyer Corp.	(g)	Health Care Equipment & Services	L+500	1.0%	12/18/21	500	500	500
Aeneas Buyer Corp.	(g)(n)	Health Care Equipment & Services	L+500	1.0%	12/18/21	500	500	500
Aeneas Buyer Corp.	(e)	Health Care Equipment & Services	L+813	1.0%	12/18/21	66,000	66,000	66,000
Aeneas Buyer Corp.	(g)(n)	Health Care Equipment & Services	L+750	1.0%	12/18/21	13,200	13,200	13,200
Allen Systems Group, Inc.	(e)(g)(q)	Software & Services	L+789, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	37,941	37,941	38,321
Altus Power America, Inc.	(g)	Energy	L+750	1.5%	10/10/21	1,724	1,724	1,707
Altus Power America, Inc.	(g)(n)	Energy	L+750	1.5%	10/10/21	1,401	1,401	1,387
American Racing and Entertainment, LLC	(e)	Consumer Services	L+800	1.0%	7/1/18	5,450	5,450	5,491
AP Exhaust Acquisition, LLC	(f)(g)	Automobiles & Components	L+775	1.5%	1/16/21	15,811	15,811	14,842
Aspect Software, Inc.	(g)	Software & Services	L+550, 0.3% PIK (0.3% Max PIK)	1.8%	5/7/16	1,158	1,153	1,072
Atlas Aerospace LLC	(g)	Capital Goods	L+807	1.0%	5/8/19	20,000	20,000	19,900
Atlas Aerospace LLC	(g)(n)	Capital Goods	L+750	1.0%	5/8/19	7,619	7,619	7,581
BenefitMall Holdings, Inc.	(g)	Commercial & Professional Services	L+725	1.0%	11/24/20	14,850	14,850	14,702
BenefitMall Holdings, Inc.	(g)(n)	Commercial & Professional Services	L+725	1.0%	11/24/20	5,455	5,455	5,400
Blue Coat Holdings, Inc.	(g)(n)	Technology Hardware & Equipment	L+350	1.0%	5/22/20	2,136	2,136	2,004
Blueprint Sub, Inc.	(e)	Software & Services	L+750	1.0%	5/7/21	26,891	26,891	26,805
Blueprint Sub, Inc.	(g)(n)	Software & Services	L+750	1.0%	5/7/21	3,509	3,509	3,498
Blueprint Sub, Inc.	(g)	Software & Services	L+450	1.0%	5/7/21	702	702	702
Blueprint Sub, Inc.	(g)(n)	Software & Services	L+450	1.0%	5/7/21	702	702	702
Cadence Aerospace Finance, Inc.	(g)	Capital Goods	L+525	1.3%	5/9/18	74	74	73
Caesars Entertainment Operating Co., Inc.	(e)(g)(h)(j)	Consumer Services	5.2%		3/1/17	12,621	12,218	10,811
Caesars Entertainment Operating Co., Inc.	(e)(h)(j)	Consumer Services	6.0%		3/1/17	2,363	2,308	2,030
Caesars Entertainment Operating Co., Inc.	(e)(f)(g)(h)(j)	Consumer Services	8.1%		3/1/17	84,594	84,262	66,163
Caesars Entertainment Resort Properties, LLC	(e)(g)	Consumer Services	L+600	1.0%	10/11/20	22,069	21,072	20,152
Corel Corp.	(e)(f)(g)(h)	Software & Services	L+825		6/7/19	134,662	134,662	135,840
Corel Corp.	(g)(h)(n)	Software & Services	Prime+725		6/7/18	10,000	10,000	10,000
Corner Investment PropCo, LLC	(e)(g)	Consumer Services	L+975	1.3%	11/2/19	42,336	42,480	41,435
CoSentry.Net, LLC	(e)(g)	Software & Services	L+800	1.3%	12/31/19	62,331	62,331	63,578

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Crestwood Holdings LLC	(g)	Energy	L+600	1.0%	6/19/19	$5,166	$5,150	$3,349
Eastman Kodak Co.	(g)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,636	10,494	9,218
Flanders Corp.	(e)(g)	Capital Goods	L+950	1.5%	5/14/18	33,993	33,574	34,672
Fronton Holdings, LLC	(e)	Consumer Services	15.0%		4/30/19	3,736	3,708	3,736
Greystone Bridge Manager LLC	(g)(h)	Diversified Financials	L+1050		5/1/20	3,367	3,384	3,300
Greystone Bridge Manager LLC	(g)(h)(n)	Diversified Financials	L+1050		5/1/20	403	403	395
H.M. Dunn Co., Inc.	(g)	Capital Goods	L+809	1.0%	3/26/21	1,000	1,000	990
H.M. Dunn Co., Inc.	(g)(n)	Capital Goods	L+725	1.0%	3/26/21	357	357	354
Harvey Industries, Inc.	(g)	Capital Goods	L+800	1.0%	10/1/21	32,667	32,667	32,667
Imagine Communications Corp.	(e)(f)(g)	Media	L+825	1.0%	4/29/20	101,367	101,367	97,566
Imagine Communications Corp.	(g)(n)	Media	L+825	1.0%	4/29/20	30,000	30,000	28,875
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	13,954	13,954	13,814
Industry City TI Lessor, L.P.	(g)	Consumer Services	10.3%, 0.0% PIK (5.3% Max PIK)		6/30/26	25,377	25,377	26,519
JMC Acquisition Merger Corp.	(g)	Capital Goods	L+858	1.0%	11/6/21	5,000	5,000	5,000
JMC Acquisition Merger Corp.	(g)(n)	Capital Goods	L+750	1.0%	11/6/21	906	906	906
Latham Pool Products, Inc.	(e)	Commercial & Professional Services	L+775	1.0%	6/29/21	70,000	70,000	68,600
Leading Edge Aviation Services, Inc.	(e)(f)(g)	Capital Goods	L+875	1.5%	6/30/19	31,983	31,757	31,183
LEAS Acquisition Co Ltd.	(g)(h)	Capital Goods	L+875	1.5%	6/30/19	€28,738	39,110	30,424
LEAS Acquisition Co Ltd.	(f)(h)	Capital Goods	L+875	1.5%	6/30/19	$10,083	10,083	9,830
MB Precision Holdings LLC	(g)	Capital Goods	L+725	1.3%	1/23/20	12,855	12,855	12,726
Micronics, Inc.	(e)(g)	Capital Goods	L+800	1.3%	12/11/19	64,110	63,843	63,148
MMM Holdings, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	12/12/17	8,414	8,338	3,954
MSO of Puerto Rico, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	12/12/17	6,117	6,061	2,874
New Star Metals Inc.	(e)(g)	Capital Goods	L+800	1.3%	3/20/20	40,250	40,250	40,250
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+845	1.0%	4/27/21	1,056	1,056	1,052
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+450	1.0%	4/27/20	45	45	45
Nobel Learning Communities, Inc.	(g)(n)	Consumer Services	L+450	1.0%	4/27/20	94	94	94
Nova Wildcat Amerock, LLC	(g)	Consumer Durables & Apparel	L+330, 5.4% PIK (5.4% Max PIK)	1.3%	9/10/19	18,817	18,817	16,276
PHRC License, LLC	(f)(g)	Consumer Services	L+900	1.5%	8/14/20	44,569	44,569	44,123
Pittsburgh Glass Works, LLC	(e)	Automobiles & Components	L+916	1.0%	11/25/21	67,944	67,944	67,944
Polymer Additives, Inc.	(g)	Materials	L+838	1.0%	12/20/21	10,511	10,511	10,722
PSKW, LLC	(e)(f)(g)	Health Care Equipment & Services	L+842	1.0%	11/25/21	30,000	30,000	30,020

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Reddy Ice Corp.	(g)	Food, Beverage & Tobacco	L+550	1.3%	5/1/19	$321	$319	$264
Roadrunner Intermediate Acquisition Co., LLC	(e)(f)(g)	Health Care Equipment & Services	L+800	1.0%	9/22/21	36,769	36,769	36,655
Rogue Wave Software, Inc.	(e)(f)(g)	Software & Services	L+804	1.0%	9/25/21	31,313	31,313	30,921
Safariland, LLC	(e)(g)	Capital Goods	L+800	1.3%	9/20/19	193,376	193,376	196,277
Sequential Brands Group, Inc.	(e)(g)(h)	Consumer Durables & Apparel	L+825		12/4/21	80,000	80,000	79,200
Shell Topco L.P.	(g)	Materials	L+750	1.5%	9/28/18	30,000	29,768	30,075
Smile Brands Group Inc.	(g)	Health Care Equipment & Services	L+650, 1.3% PIK (1.5% Max PIK)	1.3%	8/16/19	20,063	19,768	14,571
Sorenson Communications, Inc.	(e)(g)	Telecommunication Services	L+575	2.3%	4/30/20	92,560	92,208	92,792
Sports Authority, Inc.	(g)	Retailing	L+600	1.5%	11/16/17	6,318	6,321	2,069
Stallion Oilfield Holdings, Inc.	(g)	Energy	L+675	1.3%	6/19/18	4,760	4,735	2,580
SunGard Availability Services Capital, Inc.	(g)	Software & Services	L+500	1.0%	3/29/19	4,424	4,177	3,860
Sunnova Asset Portfolio 5 Holdings, LLC	(g)	Energy	12.0% (12.0% Max PIK)		11/14/21	7,217	7,080	7,055
Sunnova Asset Portfolio 5 Holdings, LLC	(g)(n)	Energy	12.0% (12.0% Max PIK)		11/14/21	207	207	202
Swiss Watch International, Inc.	(e)(g)	Consumer Durables & Apparel	L+725	1.3%	11/8/18	41,000	40,552	25,420
Transplace Texas, LP	(e)(f)	Transportation	L+747	1.0%	9/16/21	20,000	20,000	19,825
U.S. Xpress Enterprises, Inc.	(e)(f)	Transportation	L+1000, 0.0% PIK (1.5% Max PIK)	1.5%	5/30/19	66,546	66,546	66,546
Vertellus Performance Chemicals LLC	(f)(g)	Materials	L+950	1.0%	1/30/20	38,000	38,000	35,940
VPG Group Holdings LLC	(e)(g)	Materials	L+900	1.0%	6/30/18	63,695	63,541	62,421
Warren Resources, Inc.	(f)(g)	Energy	L+850	1.0%	5/22/20	3,372	3,372	2,748
Waste Pro USA, Inc.	(e)(f)(g)	Commercial & Professional Services	L+750	1.0%	10/15/20	86,020	86,020	87,310
Waste Pro USA, Inc.	(g)(n)	Commercial & Professional Services	L+750	1.0%	10/15/20	9,444	9,444	9,586
Zeta Interactive Holdings Corp.	(e)(g)	Software & Services	L+750	1.0%	7/9/21	10,337	10,337	10,325
Zeta Interactive Holdings Corp.	(g)(n)	Software & Services	L+750	1.0%	7/9/21	2,234	2,234	2,232

Total Senior Secured Loans—First Lien							2,372,202	2,297,612
Unfunded Loan Commitments							(123,783)	(123,783)

Net Senior Secured Loans—First Lien							2,248,419	2,173,829

Senior Secured Loans—Second Lien—28.3%
AdvancePierre Foods, Inc.	(e)(g)	Food, Beverage & Tobacco	L+825	1.3%	10/10/17	10,556	10,491	10,384
Alison US LLC	(g)(h)	Capital Goods	L+850	1.0%	8/29/22	4,444	4,286	3,611

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
American Racing and Entertainment, LLC	(f)	Consumer Services	12.0%		7/1/18	$5,800	$5,688	$5,836
AP Exhaust Acquisition, LLC	(f)	Automobiles & Components	12.0%, 0.0% PIK (12.0% Max PIK)		9/28/21	3,243	3,243	2,959
Arena Energy, LP	(g)	Energy	L+1000	1.0%	1/24/21	5,000	5,000	4,604
Ascent Resources—Utica, LLC	(e)(f)(g)	Energy	L+950, 2.0% PIK (2.0% Max PIK)	1.5%	9/30/18	183,088	182,329	163,864
Brock Holdings III, Inc.	(g)	Energy	L+825	1.8%	3/16/18	6,923	6,874	5,331
Byrider Finance, LLC	(f)(g)	Automobiles & Components	L+1000	1.3%	8/22/20	10,000	10,000	9,800
Compuware Corp.	(g)	Software & Services	L+825	1.0%	12/15/22	6,550	5,893	5,928
DEI Sales, Inc.	(e)(f)	Consumer Durables & Apparel	L+900	1.5%	1/15/18	57,500	57,121	55,344
EagleView Technology Corp.	(g)	Software & Services	L+825	1.0%	7/14/23	11,538	11,373	11,063
Eastman Kodak Co.	(e)(f)	Consumer Durables & Apparel	L+950	1.3%	9/3/20	50,000	49,060	43,250
Gruden Acquisition, Inc.	(g)	Transportation	L+850	1.0%	8/18/23	15,000	14,281	14,288
JW Aluminum Co.	(e)(f)(g)(r)	Materials	L+850	0.8%	11/17/20	32,887	32,887	32,887
National Surgical Hospitals, Inc.	(e)	Health Care Equipment & Services	L+900	1.0%	6/1/23	30,000	30,000	29,092
Nielsen & Bainbridge, LLC	(g)	Consumer Durables & Apparel	L+925	1.0%	8/15/21	16,675	16,450	16,425
Paw Luxco II Sarl	(f)(h)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€16,364	20,535	12,460
PSAV Acquisition Corp.	(e)(g)	Technology Hardware & Equipment	L+825	1.0%	1/24/22	$80,000	79,008	79,600
Spencer Gifts LLC	(e)(g)	Retailing	L+825	1.0%	6/29/22	60,000	59,723	60,300
Stadium Management Corp.	(e)	Consumer Services	L+825	1.0%	2/27/21	57,500	57,500	57,788

Total Senior Secured Loans—Second Lien							661,742	624,814

Senior Secured Bonds—10.9%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	78,500	77,390	38,661
Aspect Software, Inc.	(f)(g)	Software & Services	10.6%		5/15/17	8,500	8,424	6,981
Avaya Inc.	(e)(f)(g)	Technology Hardware & Equipment	10.5%		3/1/21	48,800	44,622	16,714
Caesars Entertainment Resort Properties, LLC	(e)(g)	Consumer Services	11.0%		10/1/21	29,248	28,993	26,469
FourPoint Energy, LLC	(e)(f)	Energy	8.0%		12/31/20	92,531	89,745	71,943
FourPoint Energy, LLC	(f)(n)	Energy	8.0%		12/31/20	5,906	5,877	4,592
Global A&T Electronics Ltd.	(g)(h)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	7,000	6,936	5,530
Lightstream Resources Ltd.	(f)(h)	Energy	9.9%		6/15/19	2,112	2,112	1,764
Logan’s Roadhouse, Inc.	(f)(g)	Consumer Services	4.0%, 10.5% PIK (10.5% Max PIK)		10/15/17	59,249	47,267	49,432
SandRidge Energy, Inc.	(g)	Energy	8.8%		6/1/20	19,500	19,457	5,953

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Sorenson Communications, Inc.	(f)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	$19,898	$19,250	$18,592

Total Senior Secured Bonds							350,073	246,631
Unfunded Bond Commitments							(5,877)	(5,877)

Net Senior Secured Bonds							344,196	240,754

Subordinated Debt—19.8%
Alta Mesa Holdings, LP	(g)	Energy	9.6%		10/15/18	11,165	11,102	3,922
Aurora Diagnostics, LLC	(e)(f)	Health Care Equipment & Services	10.8%		1/15/18	18,065	18,089	11,754
Bellatrix Exploration Ltd.	(g)(h)	Energy	8.5%		5/15/20	5,000	4,911	3,369
Brooklyn Basketball Holdings, LLC	(f)(g)	Consumer Services	L+725		10/25/19	19,873	19,873	19,773
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	5,000	5,012	4,756
Ceridian HCM Holding Inc.	(f)(g)	Commercial & Professional Services	11.0%		3/15/21	10,800	11,354	8,532
EV Energy Partners, L.P.	(f)	Energy	8.0%		4/15/19	265	237	132
Flanders Corp.	(e)(f)	Capital Goods	13.8% PIK (13.8% Max PIK)		5/14/18	25,666	25,569	26,693
Flanders Corp.	(f)(g)	Capital Goods	17.5% PIK (17.5% Max PIK)		5/14/18	25,754	24,651	27,750
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	635	635	635
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	4,030	4,030	4,030
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	828	828	828
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	779	779	779
Global Jet Capital Inc.	(f)(g)(h)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	57,459	57,459	57,459
Global Jet Capital Inc.	(f)(g)(h)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	9,397	9,397	9,397
Imagine Communications Corp.	(g)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	517	517	517
Jupiter Resources Inc.	(f)(g)(h)	Energy	8.5%		10/1/22	6,425	5,399	2,578
Mood Media Corp.	(f)(g)(h)	Media	9.3%		10/15/20	43,135	42,256	27,660

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Navistar International Corp.	(f)(h)	Capital Goods	8.3%		11/1/21	$8,345	$8,163	$5,646
NewStar Financial, Inc.	(g)(h)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	68,750	54,501	50,188
P.F. Chang’s China Bistro, Inc.	(f)(g)	Consumer Services	10.3%		6/30/20	11,433	11,815	9,525
PriSo Acquisition Corp.	(g)	Capital Goods	9.0%		5/15/23	6,000	5,943	5,760
Sequel Industrial Products Holdings, LLC	(f)	Commercial & Professional Services	14.5%, 0.0% PIK (2.5% Max PIK)		9/30/19	7,000	6,934	7,140
Sorenson Communications, Inc.	(f)	Telecommunication Services	13.0%, 0.0% PIK (13.0% Max PIK)		10/31/21	15,122	14,200	15,732
SunGard Availability Services Capital, Inc.	(f)(g)	Software & Services	8.8%		4/1/22	10,750	8,081	6,544
ThermaSys Corp.	(e)(f)	Capital Goods	9.0%, 1.8% PIK (5.0% Max PIK)		5/3/20	135,676	135,676	122,278
VPG Group Holdings LLC	(e)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		6/30/18	5,247	5,247	5,037

Total Subordinated Debt							492,658	438,414

Collateralized Securities—3.9%
ACASC 2013-2A Class Subord. B	(f)(g)(h)	Diversified Financials	7.2%		10/25/25	30,500	21,267	16,659
Dryden CDO 23A Class Subord.	(g)(h)	Diversified Financials	9.8%		7/17/23	10,000	4,507	3,455
JPMorgan Chase Bank, N.A. Credit-Linked Notes	(f)(h)	Diversified Financials	14.2%		12/20/21	16,740	16,724	15,987
NewStar Clarendon 2014-1A Class D	(g)(h)	Diversified Financials	L+435		1/25/27	1,560	1,461	1,420
NewStar Clarendon 2014-1A Class Subord. B	(g)(h)	Diversified Financials	13.6%		1/25/27	17,900	16,150	14,955
Rampart CLO 2007 1A Class Subord.	(g)(h)	Diversified Financials	14.4%		10/25/21	10,000	2,576	3,034
Stone Tower CLO VI Class Subord.	(f)(h)	Diversified Financials	18.3%		4/17/21	5,000	1,823	2,141
Wind River CLO Ltd. 2012 1A Class Subord. B	(g)(h)	Diversified Financials	12.4%		1/15/24	42,504	30,186	27,356

Total Collateralized Securities							94,694	85,007

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—21.1%(i)
5 Arches, LLC, Common Equity	(g)(h)(j)(l)	Diversified Financials	9,475	$250	$250
Allen Systems Group, Inc., Common Equity	(g)(j)(q)	Software & Services	1,689,767	36,422	77,898
Altus Power America Holdings, LLC, Preferred Equity	(g)	Energy	574,758	575	1,063
Altus Power America Management, LLC, Class B Units	(g)(j)	Energy	83	—	—
Amaya Inc., Warrants, 5/15/2024	(g)(h)(j)	Consumer Services	2,000,000	16,832	15,260
AP Exhaust Holdings, LLC, Common Equity	(g)(j)(l)	Automobiles & Components	811	811	405
Aquilex Corp., Common Equity, Class A Shares	(e)	Commercial & Professional Services	15,128	1,087	4,496
Aquilex Corp., Common Equity, Class B Shares	(e)(f)	Commercial & Professional Services	32,637	1,690	9,700
Ascent Resources Utica Holdings, LLC, Common Equity	(g)(j)(k)	Energy	10,192,939	9,700	2,039
Burleigh Point, Ltd., Warrants, 7/16/2020	(g)(h)(j)	Retailing	3,451,216	1,898	2,278
CoSentry.Net, LLC, Preferred Equity	(f)(j)	Software & Services	2,632	2,500	4,385
Eastman Kodak Co., Common Equity	(e)(g)(j)	Consumer Durables & Apparel	61,859	1,203	784
Flanders Corp., Common Equity	(f)(j)	Capital Goods	6,829,973	7,183	18,441
FourPoint Energy, LLC, Common Equity, Class C Units	(g)(j)(l)	Energy	21,000	21,000	14,700
FourPoint Energy, LLC, Common Equity, Class D Units	(g)(j)(l)	Energy	3,937	2,601	2,776
Fronton Investor Holdings, LLC, Class B Units	(g)(l)(q)	Consumer Services	14,943	16,885	16,138
Global Jet Capital Holdings, LP, Preferred Equity	(f)(g)(h)(j)	Commercial & Professional Services	30,791,193	30,791	30,791
Harvey Holdings, LLC, Common Equity	(g)(j)	Capital Goods	2,333,333	2,333	2,217
Imagine Communications Corp., Common Equity, Class A Units	(g)(j)	Media	33,034	3,783	2,124
Industrial Group Intermediate Holdings, LLC, Common Equity	(g)(j)(l)	Materials	347,107	347	573
JMC Acquisition Holdings, LLC, Common Equity	(g)(j)	Capital Goods	483	483	483
JW Aluminum Co., Common Equity	(e)(f)(g)(j)(r)	Materials	949	—	—
JW Aluminum Co., Preferred Equity	(e)(f)(g)(j)(r)	Materials	4,395	43,101	43,844
Leading Edge Aviation Services, Inc., Common Equity	(f)(j)	Capital Goods	4,401	464	—
Leading Edge Aviation Services, Inc., Preferred Equity	(f)(j)	Capital Goods	1,303	1,303	1,263
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(j)(l)	Capital Goods	490,213	490	466
Micronics, Inc., Common Equity	(g)(j)	Capital Goods	53,073	553	536
Micronics, Inc., Preferred Equity	(g)(j)	Capital Goods	55	553	706
New Star Metals Inc., Common Equity	(g)(j)	Capital Goods	741,082	750	667
NewStar Financial, Inc., Warrants, 11/4/2024	(g)(h)(j)(o)	Diversified Financials	3,000,000	15,058	14,760
Plains Offshore Operations Inc., Preferred Equity	(e)(f)	Energy	52,666	65,802	64,672
Plains Offshore Operations Inc., Warrants, 11/18/2019	(e)(f)(j)	Energy	1,067,481	1,722	—
PSAV Holdings LLC, Common Equity	(f)	Technology Hardware & Equipment	10,000	10,000	31,500

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Safariland, LLC, Common Equity	(f)(j)	Capital Goods	25,000	$2,500	$13,088
Safariland, LLC, Preferred Equity	(f)	Capital Goods	2,042	23,794	24,582
Safariland, LLC, Warrants, 7/27/2018	(f)(j)	Capital Goods	2,263	246	1,185
Safariland, LLC, Warrants, 9/20/2019	(f)(j)	Capital Goods	2,273	227	1,190
Sequel Industrial Products Holdings, LLC, Common Equity	(f)(g)(j)	Commercial & Professional Services	33,306	3,400	8,593
Sequel Industrial Products Holdings, LLC, Preferred Equity	(f)(g)	Commercial & Professional Services	8,000	11,081	11,088
Sequel Industrial Products Holdings, LLC, Warrants, 9/28/2022	(g)(j)	Commercial & Professional Services	1,293	1	177
Sequel Industrial Products Holdings, LLC, Warrants, 5/10/2022	(f)(j)	Commercial & Professional Services	19,388	12	3,063
Sequential Brands Group, Inc., Common Equity	(g)(h)(j)	Consumer Durables & Apparel	206,664	2,790	1,412
Sorenson Communications, Inc., Common Equity	(f)(j)	Telecommunication Services	46,163	—	33,090
Sunnova Holdings, LLC, Common Equity	(g)(j)	Energy	31,018	722	853
ThermaSys Corp., Common Equity	(f)(j)	Capital Goods	51,813	1	—
ThermaSys Corp., Preferred Equity	(f)(j)	Capital Goods	51,813	5,181	1,010
VPG Group Holdings LLC, Class A-2 Units	(f)(j)	Materials	3,637,500	3,638	1,455
Zeta Interactive Holdings Corp., Preferred Equity	(g)(j)	Software & Services	215,662	1,714	1,782

Total Equity/Other				353,477	467,783

Unfunded Contingent Warrant Commitment	(p)				(1,230)

Net Equity/Other					466,553

TOTAL INVESTMENTS—182.4%				$4,195,186	4,029,371

LIABILITIES IN EXCESS OF OTHER ASSETS—(82.4%)					(1,820,443)

NET ASSETS—100%					$2,208,928

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2015, the three-month London Interbank Offered Rate, or LIBOR, was 0.61%, the Euro Interbank Offered Rate, or EURIBOR, was (0.13)% and the U.S. Prime Lending Rate, or Prime, was 3.50%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

(e)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(f)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

(g)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(h)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2015, 79.7% of the Company’s total assets represented qualifying assets.

(i)	Listed investments may be treated as debt for GAAP or tax purposes.

(j)	Security is non-income producing.

(k)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(l)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(m)	Security held within IC Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(n)	Security is an unfunded commitment. Reflects the stated spread at the time of commitment, but may not be the actual rate received upon funding.

(o)	Includes 250,000 NewStar Financial, Inc., or NewStar, warrants, which is the maximum number of warrants that the Company will forfeit in the event that the Company declines to fund additional subordinated debt investments in NewStar in an amount not to exceed $6,250, upon the request of NewStar.

(p)	Represents the maximum number of NewStar warrants that the Company will forfeit in the event that the Company declines to fund additional subordinated debt investments in NewStar in an amount not to exceed $6,250, upon the request of NewStar.

(q)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities. During the year ended December 31, 2015, the Company made an investment in and, in connection with such investment is deemed to be an “affiliated person” of (but would not be deemed to “control”), the following portfolio companies:

Portfolio Company	Purchases	Sales and Repayments	Interest Income	Fee Income	Dividend Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Senior Secured Loans—First Lien
Allen Systems Group, Inc.	$37,634	—	$2,603	$790	—	—	$380
Equity/Other
Allen Systems Group, Inc., Common Equity	$36,422	—	—	—	—	—	$41,476
Fronton Investor Holdings, LLC, Class B Units	—	$(1,046)	—	—	$299	—	$2,391

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

(r)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to “control” a portfolio company if it owns 25% or more of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. During the year ended December 31, 2015, the Company made an investment in and, in connection with such investment is deemed to be an “affiliated person” of and deemed to “control” the following portfolio company:

Portfolio Company	Purchases	Sales and Repayments	Interest Income	Fee Income	Dividend Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Senior Secured Loans—Second Lien
JW Aluminum Co.	$32,887	—	$380	—	—	—	—
Equity/Other
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	$43,101	—	—	—	—	—	$743

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation (NYSE: FSIC), or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of March 31, 2016, the Company had two wholly-owned financing subsidiaries and four wholly-owned subsidiaries through which it holds equity interests in non-controlled portfolio companies. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of March 31, 2016. All significant intercompany transactions have been eliminated in consolidation.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in the Company’s target companies, generally in conjunction with one of the Company’s debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2015 included in the Company’s annual report on Form 10-K for the year ended December 31, 2015. Operating results for the three months ended March 31, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016. The December 31, 2015 consolidated balance sheet and consolidated schedule of investments are derived from the Company’s audited consolidated financial statements as of and for the year ended December 31, 2015. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Use of Estimates: The preparation of the unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Capital Gains Incentive Fee: At the Company’s 2013 annual meeting of stockholders, the Company received stockholder approval to amend and restate the investment advisory and administrative services agreement, dated February 12, 2008 (as amended on August 5, 2008), or the 2008 investment advisory and administrative services agreement, by and between the Company and FB Income Advisor, LLC, or FB Advisor, effective upon a listing of the Company’s shares of common stock on a national securities exchange. The Company’s shares of common stock were listed and commenced trading on the New York Stock Exchange, or the NYSE, on April 16, 2014. On April 16, 2014, the Company entered into an amended and restated investment advisory agreement, or the April 2014 investment advisory agreement, with FB Advisor. Also on April 16, 2014, the Company entered into an administration agreement with FB Advisor, or the administration agreement, which governs the administrative services provided to the Company by FB Advisor that had previously been addressed in the 2008 investment advisory and administrative services agreement.

At a special meeting of stockholders of the Company that was adjourned on June 23, 2014 and reconvened on July 17, 2014, the Company received stockholder approval to amend and restate the April 2014 investment advisory agreement. On July 17, 2014, the Company entered into an amended and restated investment advisory agreement, or the July 2014 investment advisory agreement, with FB Advisor.

Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While none of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement or the July 2014 investment advisory agreement include or contemplate the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, the Company changed its methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee: Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

advisory agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the 2008 investment advisory and administrative services agreement, which was calculated and payable quarterly in arrears, equaled 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor did not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of the Company’s net assets rather than adjusted capital.

Under the July 2014 investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of the Company’s net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

Reclassifications: Certain amounts in the unaudited consolidated financial statements for the three months ended March 31, 2015 and the audited consolidated financial statements for the year ended December 31, 2015

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

may have been reclassified to conform to the classifications used to prepare the unaudited consolidated financial statements for the three months ended March 31, 2016. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

In April 2015, the Financial Accounting Standards Board, or the FASB, issued Accounting Standards Update No. 2015-03, Interest—Imputation of Interest, or ASU 2015-03, to simplify the presentation of debt issuance costs in financial statements. Under pre-existing guidance, debt issuance costs were recognized as a deferred charge and presented as an asset on the balance sheet. ASU 2015-03 requires that debt issuance costs related to a recognized liability for indebtedness be presented in the balance sheet as a direct deduction from the carrying amount of that liability, consistent with debt discounts. In August 2015, the FASB issued Accounting Standards Update No. 2015-15, Interest—Imputation of Interest, or ASU 2015-15, to update the guidance to include SEC staff views regarding the presentation and subsequent measurement of debt issuance costs related to line-of-credit arrangements. Given the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line-of-credit arrangements, the SEC indicated that it would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement.

During the three months ended March 31, 2016, the Company adopted ASU 2015-03 and changed its method of disclosing debt issuance costs for its repurchase agreement and unsecured notes. ASU 2015-03 affects the presentation and disclosure of such costs in the Company’s financial statements. There is no change to the Company’s recognition and measurement of debt issuance costs. In accordance with ASU 2015-15, the Company elected to continue to present debt issuance costs associated with line-of-credit arrangements as an asset, unchanged from its prior method of disclosure.

Comparative financial statements of prior interim periods have been adjusted to apply the new method retrospectively. The adoption and retrospective adjustment of ASU 2015-03 had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the three months ended March 31, 2016 and 2015:

	Three Months Ended March 31,
	2016		2015
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	—	—	204,783	$2,006

Net Proceeds from Share Transactions	—	—	204,783	$2,006

During the three months ended March 31, 2016, the administrator for the Company’s distribution reinvestment plan, or DRP, purchased 619,897 shares of common stock in the open market at an average price per share of $9.05 (totaling $5,612) pursuant to the Company’s DRP, and distributed such shares to participants in the Company’s DRP. During the three months ended March 31, 2015, the Company issued 204,783 shares of common stock pursuant to its DRP for gross proceeds of $2,006 at an average price per share of $9.79. During

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

the period from April 1, 2016 to May 6, 2016, the Company issued an additional 641,574 shares of common stock pursuant to its DRP for gross proceeds of $5,665 at an average price per share of $8.83. For additional information regarding the terms of the DRP, see Note 5.

Note 4. Related Party Transactions

Compensation of the Investment Adviser

Pursuant to the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, FB Advisor is entitled to an annual base management fee based on the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The Company commenced accruing fees under the 2008 investment advisory and administrative services agreement on January 2, 2009, upon commencement of the Company’s investment operations. Base management fees are paid on a quarterly basis in arrears. The annual base management fees under the 2008 investment advisory and administrative services agreement and the April 2014 investment advisory agreement were equal to 2.0% of the average value of the Company’s gross assets.

In anticipation of the listing of the Company’s shares of common stock on the NYSE, FB Advisor recommended that the April 2014 investment advisory agreement be further amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on the Company’s net assets, from 8% to 7.5% and (ii) assuming the reduction to the hurdle rate was approved, reduce the base management fee from 2.0% to 1.75% of the average value of the Company’s gross assets. At a special meeting of stockholders that was adjourned on June 23, 2014 and reconvened on July 17, 2014, the Company received stockholder approval to amend and restate the April 2014 investment advisory agreement to reflect the amendments approved by the Company’s stockholders. On July 17, 2014, the Company entered into the July 2014 investment advisory agreement. While stockholder approval of the proposal was pending, FB Advisor agreed, effective April 1, 2014, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.75% of the average value of the Company’s gross assets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. Under the 2008 investment advisory and administrative services agreement, the subordinated incentive fee on income was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor did not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch-up” fee equal to the amount of the pre- incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of the Company’s net assets rather than adjusted capital.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Under the July 2014 investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of the Company’s net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of the value of the Company’s net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the July 2014 investment advisory agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee based on net realized and unrealized gains; however, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. The methodology for calculating the capital gains incentive fee is identical under the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement.

Pursuant to the 2008 investment advisory and administrative services agreement, the Company reimbursed FB Advisor for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement was set at the lesser of (1) FB Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimated it would be required to pay alternative service

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

providers for comparable services in the same geographic location. FB Advisor was required to allocate the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors then assessed the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party providers known to be available. In addition, the Company’s board of directors considered whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compared the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

Pursuant to the administration agreement, the Company reimburses FB Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P., or Franklin Square Holdings, providing administrative services to the Company on behalf of FB Advisor. The Company reimburses FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FB Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses accrued under the July 2014 investment advisory agreement and the administration agreement, as applicable, during the three months ended March 31, 2016 and 2015:

			Three Months Ended March 31,
Related Party	Source Agreement	Description	2016	2015
FB Advisor	July 2014 Investment Advisory Agreement	Base Management Fee(1)	$17,812	$19,038
FB Advisor	July 2014 Investment Advisory Agreement	Capital Gains Incentive Fee(2)	—	$3,748
FB Advisor	July 2014 Investment Advisory Agreement	Subordinated Incentive Fee on Income(3)	$12,485	$13,905
FB Advisor	Administration Agreement	Administrative Services Expenses(4)	$1,196	$991

(1)	During the three months ended March 31, 2016 and 2015, $18,415 and $19,525, respectively, in base management fees were paid to FB Advisor. As of March 31, 2016, $17,812 in base management fees were payable to FB Advisor.
(2)	During the three months ended March 31, 2015, the Company accrued capital gains incentive fees of $3,748 based on the performance of its portfolio, all of which was based on unrealized gains and none of which is payable by the Company unless and until those gains are actually realized. The Company paid FB Advisor no capital gains incentive fees during the three months ended March 31, 2016. As of March 31, 2016, no capital gains incentive fees were accrued.
(3)	During the three months ended March 31, 2016 and 2015, $13,374 and $13,089, respectively, of subordinated incentive fees on income were paid to FB Advisor. As of March 31, 2016, a subordinated incentive fee on income of $12,485 was payable to FB Advisor.
(4)	During the three months ended March 31, 2016 and 2015, $1,124 and $783, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FB Advisor and the remainder related to other reimbursable expenses. The Company paid $1,164 and $1,788, respectively, in administrative services expenses to FB Advisor during the three months ended March 31, 2016 and 2015.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Potential Conflicts of Interest

FB Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC and FS Global Advisor, LLC, the investment advisers to certain other BDCs and a closed-end management investment company affiliated with Franklin Square Holdings. As a result, such personnel provide investment advisory services to the Company and each of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and FS Global Credit Opportunities Fund. While none of FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC or FS Global Advisor, LLC, is currently making private corporate debt investments for clients other than the Company, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FB Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FB Advisor or its management team. In addition, even in the absence of FB Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and/or FS Global Credit Opportunities Fund rather than to the Company.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively the Company’s co-investment affiliates. The Company believes this relief has and may continue to enhance its ability to further its investment objectives and strategy. The Company believes this relief may also increase favorable investment opportunities for it, in part, by allowing the Company to participate in larger investments, together with its co-investment affiliates, than would be available to the Company if such relief had not been obtained. Because the Company did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, the Company is permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term).

Trademark License Agreement

On April 16, 2014, in connection with the listing of its common stock on the NYSE, the Company entered into a trademark license agreement, or the trademark license agreement, with Franklin Square Holdings. Pursuant to the trademark license agreement, Franklin Square Holdings granted the Company a non-exclusive, nontransferable, royalty-free right and license to use the name “FS Investment Corporation” and certain other trademarks, or the licensed marks, as a component of the Company’s name (and in connection with marketing the

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

investment advisory and other services that FB Advisor may provide to the Company). Other than with respect to this limited license, the Company has no other rights to the licensed marks. The trademark license agreement may be terminated by Franklin Square Holdings or the Company on sixty days’ prior written notice and expires if FB Advisor or one of Franklin Square Holdings’ affiliates ceases to serve as investment adviser to the Company. Furthermore, Franklin Square Holdings may terminate the trademark license agreement at any time and in its sole discretion in the event that Franklin Square Holdings or the Company receives notice of any third-party claim arising out of the Company’s use of the licensed marks or if the Company attempts to assign or sublicense the trademark license agreement or any of the Company’s rights or duties under the trademark license agreement without the prior written consent of Franklin Square Holdings. FB Advisor is a third-party beneficiary of the trademark license agreement.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared on its common stock during the three months ended March 31, 2016 and 2015:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2015
March 31, 2015	$0.2228	$53,706
Fiscal 2016
March 31, 2016	$0.2228	$54,093

On May 3, 2016, the Company’s board of directors declared a regular quarterly cash distribution of $0.22275 per share, which will be paid on or about July 5, 2016 to stockholders of record as of the close of business on June 22, 2016. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

Pursuant to the Company’s DRP, the Company will reinvest all cash dividends or distributions declared by the Company’s board of directors on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Company’s board of directors declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Company’s common stock.

With respect to each distribution pursuant to the DRP, the Company reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the DRP. Unless the Company, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Company’s common stock on the payment date for the distribution, then the Company will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in the sole discretion of the Company, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Company will issue shares of common stock at net asset value per share. Pursuant to the terms of the DRP, the number of shares of common

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Company issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

If a stockholder receives distributions in the form of common stock pursuant to the DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Company’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Company’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of shares of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the three months ended March 31, 2016 and 2015:

Three Months Ended March 31,
	2016		2015
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	54,093	100%	53,706	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—

Total	$54,093	100%	$53,706	100%

(1)	During the three months ended March 31, 2016 and 2015, 89.1% and 91.8%, respectively, of the Company’s gross investment income was attributable to cash income earned, 2.9% and 3.6%, respectively, was attributable to non-cash accretion of discount and 8.0% and 4.6%, respectively, was attributable to paid-in-kind, or PIK, interest.

The Company’s net investment income on a tax basis for the three months ended March 31, 2016 and 2015 was $49,516 and $56,501, respectively. As of March 31, 2016 and December 31, 2015, the Company had $151,979 and $156,556 of undistributed net investment income, respectively, and $42,118 and $29,888, respectively, of accumulated capital losses on a tax basis.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the three months ended March 31, 2016 and 2015:

	Three Months Ended March 31,
	2016	2015
GAAP-basis net investment income	$49,938	$51,649
Reversal of incentive fee accrual on unrealized gains	—	3,748
Reclassification of unamortized original issue discount and prepayment fees	(1,549)	(933)
Other miscellaneous differences	1,127	2,037

Tax-basis net investment income	$49,516	$56,501

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of March 31, 2016 and December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	March 31, 2016 (Unaudited)	December 31, 2015
Distributable ordinary income	$151,979	$156,556
Distributable realized gains (accumulated capital losses)(1)	(42,118)	(29,888)
Incentive fee accrual on unrealized gains	—	—
Other temporary differences	(225)	(343)
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency(2)	(230,432)	(184,276)

Total	$(120,796)	$(57,951)

(1)	Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of March 31, 2016, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $3,214 and $38,904, respectively.
(2)	As of March 31, 2016 and December 31, 2015, the gross unrealized appreciation on the Company’s investments and gain on foreign currency was $152,733 and $148,633, respectively. As of March 31, 2016 and December 31, 2015, the gross unrealized depreciation on the Company’s investments and loss on foreign currency was $383,165 and $332,909, respectively.

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $4,103,500 and $4,221,604 as of March 31, 2016 and December 31, 2015, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $(230,432) and $(184,276) as of March 31, 2016 and December 31, 2015, respectively.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of March 31, 2016 and December 31, 2015:

	March 31, 2016
	(Unaudited)			December 31, 2015
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,159,062	$2,092,670	54%	$2,248,419	$2,173,829	54%
Senior Secured Loans—Second Lien	623,648	587,936	15%	661,742	624,814	15%
Senior Secured Bonds	320,824	192,661	5%	344,196	240,754	6%
Subordinated Debt	508,257	441,369	12%	492,658	438,414	11%
Collateralized Securities	91,681	78,485	2%	94,694	85,007	2%
Equity/Other	375,794	473,627	12%	353,477	466,553	12%

Total	$4,079,266	$3,866,748	100%	$4,195,186	$4,029,371	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

As of March 31, 2016, except for JW Aluminum Co., in which the Company has a second lien secured loan investment and two equity/other investments, the Company did not “control” any of its portfolio companies, as defined in the 1940 Act. As of March 31, 2016, except for Allen Systems Group, Inc., in which the Company has a senior secured loan investment and an equity/other investment, and Fronton Investor Holdings, LLC, in which the Company has an equity/other investment, the Company was not an “affiliated person” of any of its portfolio companies, as defined in the 1940 Act.

As of December 31, 2015, except for JW Aluminum Co., in which the Company has a second lien secured loan investment and two equity/other investments, the Company did not “control” any of its portfolio companies, as defined in the 1940 Act. As of December 31, 2015, except for Allen Systems Group, Inc., in which the Company has a senior secured loan investment and an equity/other investment, and Fronton Investor Holdings, LLC, in which the Company has an equity/other investment, the Company was not an “affiliated person” of any of its portfolio companies, as defined in the 1940 Act.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of March 31, 2016, the Company had seventeen unfunded debt investments with aggregate unfunded commitments of $120,768, one unfunded commitment to purchase up to $384 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded debtor in possession, or DIP, investment in Aspect Software, Inc. with an unfunded commitment of $275. As of December 31, 2015, the Company had nineteen unfunded debt investments with aggregate unfunded commitments of $129,660, one

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

unfunded commitment to purchase up to $467 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded equity investment in Sunnova Holdings, LLC with an unfunded commitment of $123. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s unaudited consolidated schedule of investments as of March 31, 2016 and the Company’s audited consolidated schedule of investments as of December 31, 2015.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2016 and December 31, 2015:

	March 31, 2016
	(Unaudited)		December 31, 2015
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$99,250	2%	$95,950	2%
Capital Goods	888,315	23%	906,387	22%
Commercial & Professional Services	340,176	9%	327,407	8%
Consumer Durables & Apparel	254,717	7%	259,789	6%
Consumer Services	425,183	11%	426,534	11%
Diversified Financials	146,835	4%	154,651	4%
Energy	383,861	10%	365,698	9%
Food, Beverage & Tobacco	—	—	10,648	0%
Health Care Equipment & Services	201,480	5%	195,420	5%
Materials	259,385	7%	275,429	7%
Media	127,741	3%	126,742	3%
Retailing	28,339	1%	64,647	2%
Semiconductors & Semiconductor Equipment	4,629	0%	5,530	0%
Software & Services	334,083	9%	425,992	11%
Technology Hardware & Equipment	118,786	3%	127,682	3%
Telecommunication Services	157,284	4%	160,206	4%
Transportation	96,684	2%	100,659	3%

Total	$3,866,748	100%	$4,029,371	100%

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of March 31, 2016 and December 31, 2015, the Company’s investments were categorized as follows in the fair value hierarchy:

	March 31, 2016	December 31, 2015
Valuation Inputs	(Unaudited)
Level 1—Price quotations in active markets	$1,992	$784
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	3,864,756	4,028,587

	$3,866,748	$4,029,371

The Company’s investments as of March 31, 2016 consisted primarily of debt investments that were acquired directly from the issuer. Sixty-two senior secured loan investments, four senior secured bond investments, fifteen subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of the Company’s equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Two equity investments, which were traded on an active public market, were valued at their respective closing price as of March 31, 2016. Except as described above, the Company valued its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The Company’s investments as of December 31, 2015 consisted primarily of debt investments that were acquired directly from the issuer. Sixty senior secured loan investments, three senior secured bond investments, fourteen subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of the Company’s equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment, which was traded on an active public market, was valued at its closing price as of December 31, 2015. Two senior secured loan investments, which were newly issued and purchased near December 31, 2015, were valued at cost as the Company’s board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, the Company valued its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where the Company’s board of directors otherwise determines that the use of such other methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firms against the actual prices at which the Company purchases and sells its investments. The valuation committee of the Company’s board of directors, or the valuation committee, and the board of directors, reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the three months ended March 31, 2016 and 2015 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Three Months Ended March 31, 2016
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$2,173,829	$624,814	$240,754	$438,414	$85,007	$465,769	$4,028,587
Accretion of discount (amortization of premium)	496	354	1,769	443	—	26	3,088
Net realized gain (loss)	(75)	219	(14,688)	(405)	—	1,170	(13,779)
Net change in unrealized appreciation (depreciation)	8,198	1,216	(24,721)	(12,644)	(3,509)	(15,039)	(46,499)
Purchases	19,943	—	—	11,516	—	24,158	55,617
Paid-in-kind interest	295	1,914	—	5,440	—	633	8,282
Sales and redemptions	(110,016)	(40,581)	(10,453)	(1,395)	(3,013)	(3,670)	(169,128)
Net transfers in or out of Level 3(1)	—	—	—	—	—	(1,412)	(1,412)

Fair value at end of period	$2,092,670	$587,936	$192,661	$441,369	$78,485	$471,635	$3,864,756

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$9,389	$1,110	$(24,721)	$(12,644)	$(3,509)	$(11,951)	$(42,326)

(1)	There was one transfer from Level 3 to Level 1 during the three months ended March 31, 2016. It is the Company’s policy to recognize transfers between levels at the beginning of the reporting period.

	For the Three Months Ended March 31, 2015
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$2,206,206	$708,255	$359,275	$464,304	$123,920	$320,144	$4,182,104
Accretion of discount (amortization of premium)	1,695	276	974	833	66	24	3,868
Net realized gain (loss)	427	146	—	429	2,283	—	3,285
Net change in unrealized appreciation (depreciation)	(6,640)	54	(237)	8,382	(6,434)	16,977	12,102
Purchases	165,760	20,000	138	1,465	—	4,147	191,510
Paid-in-kind interest	361	764	—	3,282	—	587	4,994
Sales and redemptions	(170,412)	(31,880)	—	(23,563)	(9,212)	(2,288)	(237,355)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,197,397	$697,615	$360,150	$455,132	$110,623	$339,591	$4,160,508

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(4,382)	$(242)	$(237)	$8,711	$(4,162)	$17,713	$17,401

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of March 31, 2016 and December 31, 2015 were as follows:

Type of Investment	Fair Value at March 31, 2016 (Unaudited)	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,744,307	Market Comparables	Market Yield (%)	3.3% - 22.8%	9.6%
			EBITDA Multiples (x)	4.7x - 11.4x	7.5x
	156,117	Other(2)	Other(2)	N/A	N/A
	192,246	Market Quotes	Indicative Dealer Quotes	12.5% - 98.3%	86.9%
Senior Secured Loans—Second Lien	393,749	Market Comparables	Market Yield (%)	6.6% - 16.8%	13.6%
	194,187	Market Quotes	Indicative Dealer Quotes	72.0% - 100.0%	90.3%
Senior Secured Bonds	114,060	Market Comparables	Market Yield (%)	14.0% - 15.8%	14.3%
			EBITDA Multiples (x)	6.5x - 7.0x	6.8x
	247	Other(2)	Other(2)	N/A	N/A
	78,354	Market Quotes	Indicative Dealer Quotes	20.0% - 93.0%	60.4%
Subordinated Debt	196,374	Market Comparables	Market Yield (%)	9.0% - 18.8%	16.2%
			EBITDA Multiples (x)	7.5x - 9.5x	7.8x
	136,578	Other(2)	Other(2)	N/A	N/A
	108,417	Market Quotes	Indicative Dealer Quotes	26.3% - 100.0%	77.5%
Collateralized Securities	16,154	Market Comparables	Market Yield (%)	13.7% - 13.7%	13.7%
	62,331	Market Quotes	Indicative Dealer Quotes	28.8% - 88.8%	58.5%
Equity/Other	354,716	Market Comparables	Market Yield (%)	12.3% - 12.8%	12.5%
			EBITDA Multiples (x)	5.0x - 16.2x	8.9x
			Production Multiples (Mboe/d)	$32,500.0 - $37,500.0	$35,000.0
			Proved Reserves Multiples (Mmboe)	$7.3 - $227.8	$167.5
			Undeveloped Acreage Multiples ($/acre)	$9,289.0 - $9,289.0	$9,289.0
			Capacity Multiple ($/kW)	$2,000.0 - $2,500.0	$2,250.0
		Discounted Cash Flow	Discount Rate (%)	11.5% - 21.0%	13.7%
		Option Valuation Model	Volatility (%)	39.0% - 57.0%	50.9%
	116,919	Other(2)	Other(2)	N/A	N/A

Total	$3,864,756

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2015	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,885,927	Market Comparables	Market Yield (%)	3.0% - 16.8%	9.4%
			EBITDA Multiples (x)	7.5x - 8.4x	8.1x
	37,056	Other(2)	Other(2)	N/A	N/A
	184,346	Market Quotes	Indicative Dealer Quotes	30.0% - 99.3%	82.6%
	66,500	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	383,988	Market Comparables	Market Yield (%)	6.2% - 18.0%	13.9%
	240,826	Market Quotes	Indicative Dealer Quotes	68.4% - 101.0%	94.6%
Senior Secured Bonds	121,853	Market Comparables	Market Yield (%)	14.0% - 31.5%	20.5%
			EBITDA Multiples (x)	7.0x - 7.5x	7.3x
	118,901	Market Quotes	Indicative Dealer Quotes	30.3% - 94.4%	65.6%
Subordinated Debt	232,682	Market Comparables	Market Yield (%)	8.8% - 15.3%	13.4%
			EBITDA Multiples (x)	8.8x - 9.3x	9.0x
	99,822	Other(2)	Other(2)	N/A	N/A
	105,910	Market Quotes	Indicative Dealer Quotes	34.9% - 104.1%	74.6%
Collateralized Securities	15,987	Market Comparables	Market Yield (%)	13.2% - 13.2%	13.2%
	69,020	Market Quotes	Indicative Dealer Quotes	30.3% - 91.0%	63.1%
Equity/Other	368,274	Market Comparables	Market Yield (%)	12.0% - 12.5%	12.3%
			EBITDA Multiples (x)	5.3x - 14.5x	9.5x
			Production Multiples (Mboe/d)	$50,000.0 - $55,000.0	$52,500.0
			Proved Reserves Multiples (Mmboe)	$8.8 - $11.0	$9.2
			Capacity Multiple ($/kW)	$2,000.0 - $2,500.0	$2,250.0
		Option Valuation Model	Volatility (%)	40.0% - 72.5%	48.8%
	97,495	Other(2)	Other(2)	N/A	N/A

Total	$4,028,587

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements

The following table presents summary information with respect to the Company’s outstanding financing arrangements as of March 31, 2016. For additional information regarding these financing arrangements, please see the notes to the Company’s audited consolidated financial statements contained in its annual report on Form 10-K for the year ended December 31, 2015 and the additional disclosure set forth in this Note 8.

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
ING Credit Facility	Revolving Credit Facility	L+2.50%	$32,728	(1)	$267,272	April 3, 2018
JPM Facility	Repurchase Agreement	3.25%	$725,000		$—	April 15, 2017
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$325,000		$—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	$275,000		$—	May 15, 2022

(1)	Borrowings in Euros. Euro balance outstanding of €28,738 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.14 as of March 31, 2016 to reflect total amount outstanding in U.S. dollars.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the three months ended March 31, 2016 were $1,888,625 and 3.76%, respectively. As of March 31, 2016, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.98%.

Broad Street Credit Facility

On January 28, 2011, Broad Street Funding LLC, or Broad Street, the Company’s former wholly-owned, special-purpose financing subsidiary, Deutsche Bank AG, New York Branch, or Deutsche Bank, and the other lenders party thereto entered into an amended and restated multi-lender, syndicated revolving credit facility, or the Broad Street credit facility, which amended and restated the revolving credit facility that Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto. On December 15, 2015, Broad Street and Deutsche Bank entered into an amendment to the facility which extended the maturity date to January 19, 2016. The Broad Street credit facility matured and terminated on January 19, 2016. The Broad Street credit facility provided for borrowings of up to $125,000 at a rate of LIBOR, for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. Deutsche Bank was a lender and served as administrative agent under the facility.

Under the Broad Street credit facility, the Company transferred debt securities to Broad Street from time to time as a contribution to capital and retained a residual interest in the contributed debt securities through its ownership of Broad Street. The obligations of Broad Street under the facility were non-recourse to the Company and its exposure under the facility was limited to the value of its investment in Broad Street.

As of March 31, 2016 and December 31, 2015, no amounts remained outstanding under the Broad Street credit facility. The Company incurred costs of $2,566 in connection with obtaining and amending the facility, which the Company recorded as deferred financing costs on its consolidated balance sheets and amortized to interest expense over the life of the facility. As of March 31, 2016, all of the deferred financing costs have been amortized to interest expense.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the three months ended March 31, 2016 and 2015, the components of total interest expense for the Broad Street credit facility were as follows:

	Three Months Ended March 31,
	2016	2015
Direct interest expense	—	$302

Total interest expense	—	$302

For the three months ended March 31, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Broad Street credit facility were as follows:

	Three Months Ended March 31,
	2016	2015
Cash paid for interest expense(1)	—	$360
Average borrowings under the facility(2)	—	$68,748
Effective interest rate on borrowings	—	1.75%
Weighted average interest rate	—	1.75%

(1)	Interest under the Broad Street credit facility was paid quarterly in arrears.

(2)	The average borrowings under the Broad Street credit facility were calculated for the period the Company had borrowings outstanding under the facility.

Borrowings of Broad Street were considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

ING Credit Facility

On April 3, 2014, the Company entered into a senior secured revolving credit facility with ING Capital LLC, or ING, as administrative agent, and the lenders party thereto, or the ING credit facility. The ING credit facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300,000, with an option for the Company to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $100,000 of additional commitments. The ING credit facility provides for the issuance of letters of credit in an aggregate face amount not to exceed $25,000. The Company’s obligations under the ING credit facility are guaranteed by all of the Company’s subsidiaries, other than its special-purpose financing subsidiaries. The Company’s obligations under the ING credit facility are secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder other than the equity interests of its special-purpose financing subsidiaries.

As of March 31, 2016 and December 31, 2015, $32,728 and $34,625, respectively, was outstanding under the ING credit facility, which includes borrowings in Euro in an aggregate amount of €28,738 and €29,125, respectively. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $3,406 in connection with obtaining the ING credit facility, which the Company has

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of March 31, 2016, $1,139 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2016 and 2015, the components of total interest expense for the ING credit facility were as follows:

	Three Months Ended March 31,
	2016	2015
Direct interest expense	$823	$904
Non-usage fees	237	158
Amortization of deferred financing costs	281	279

Total interest expense	$1,341	$1,341

For the three months ended March 31, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the ING credit facility were as follows:

	Three Months Ended March 31,
	2016	2015
Cash paid for interest expense(1)	$1,421	$1,012
Average borrowings under the facility	$114,174	$133,874
Effective interest rate on borrowings (including the effect of non-usage fees)	10.70%	4.72%
Weighted average interest rate (including the effect of non-usage fees)	3.67%	3.21%

(1)	Interest under the ING credit facility is paid at the end of each interest period in arrears for borrowings in Euro and quarterly in arrears for base rate borrowings.

JPM Financing

On July 21, 2011, through its two wholly-owned, special-purpose financing subsidiaries, Locust Street Funding LLC, or Locust Street, and Race Street Funding LLC, or Race Street, the Company entered into a debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, which has been subsequently amended from time to time. The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements. The Company and JPM most recently amended the financing arrangement on March 1, 2016 to, among other things, reduce the amount of outstanding available debt financing from $800,000 to $725,000.

Pursuant to the financing arrangement, the assets held by Locust Street secure the obligations of Locust Street under certain Class A Floating Rate Notes, or the Class A Notes, issued by Locust Street to Race Street pursuant to the Amended and Restated Indenture, dated as of September 26, 2012 and as supplemented by Supplemental Indenture No. 1, dated April 23, 2013, Supplemental Indenture No. 2, dated May 8, 2015, and Supplemental Indenture No. 3, dated March 1, 2016, in each case, with Citibank N.A., as trustee, or the Amended

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

and Restated Indenture. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes issued by Locust Street is $870,000. All principal and interest on the Class A Notes will be due and payable on the stated maturity date of April 15, 2024. Race Street has purchased all Class A Notes issued by Locust Street at a purchase price equal to their par value.

Race Street, in turn, has entered into an amended repurchase transaction with JPM pursuant to the terms of an amended and restated global master repurchase agreement and the related annex and amended and restated confirmation thereto, each dated as of March 1, 2016, or, collectively, the JPM Facility. Pursuant to the JPM Facility, JPM purchased the $870,000 of Class A Notes held by Race Street for a purchase price equal to $725,000. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell the Class A Notes to JPM. The final repurchase transaction must occur no later than April 15, 2017. The repurchase price paid by Race Street to JPM for each repurchase of Class A Notes will be equal to the purchase price paid by JPM for the Class A Notes, plus interest thereon accrued at a fixed rate of 3.25% per annum. Race Street is permitted to reduce (based on certain thresholds during specific periods) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions, and any other reductions of the principal amount of Class A Notes, including upon an event of default, are subject to breakage fees in an amount equal to the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

Pursuant to the financing arrangement, the assets held by Race Street secure the obligations of Race Street under the JPM Facility.

As of March 31, 2016 and December 31, 2015, Class A Notes in the aggregate principal amount of $870,000 and $960,000, respectively, had been purchased by Race Street from Locust Street and subsequently sold to JPM under the JPM Facility for aggregate proceeds of $725,000 and $800,000, respectively. The carrying amount outstanding under the JPM Facility approximates its fair value. The Company funded each purchase of Class A Notes by Race Street through a capital contribution to Race Street. As of March 31, 2016 and December 31, 2015, Race Street’s liability under the JPM Facility was $725,000 and $800,000, plus $2,029 and $5,633, respectively, of accrued interest expense. The Class A Notes issued by Locust Street and purchased by Race Street eliminate in consolidation on the Company’s financial statements.

As of March 31, 2016 and December 31, 2015, the fair value of assets held by Locust Street was $1,534,914 and $1,661,239, respectively, which included assets purchased by Locust Street with proceeds from the issuance of Class A Notes. As of March 31, 2016 and December 31, 2015, the fair value of assets held by Race Street was $791,614 and $817,593, respectively.

The Company incurred costs of $425 in connection with obtaining the JPM Facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the JPM Facility. As of March 31, 2016, all of the deferred financing costs have been amortized to interest expense.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the three months ended March 31, 2016 and 2015, the components of total interest expense for the JPM Facility were as follows:

	Three Months Ended March 31,
	2016	2015
Direct interest expense	$6,363	$7,719
Amortization of deferred financing costs	—	26

Total interest expense	$6,363	$7,745

For the three months ended March 31, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the JPM Facility were as follows:

	Three Months Ended March 31,
	2016	2015
Cash paid for interest expense(1)	$9,967	$7,891
Average borrowings under the facility	$774,451	$950,000
Effective interest rate on borrowings	3.25%	3.25%
Weighted average interest rate	3.25%	3.25%

(1)	Interest under the JPM Facility is paid quarterly in arrears.

Amounts outstanding under the JPM Facility will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

4.000% Notes due 2019

On July 14, 2014, the Company and U.S. Bank National Association, or U.S. Bank, entered into an indenture, or the base indenture, and a first supplemental indenture thereto, or together with the base indenture and any supplemental indentures thereto, the indenture, relating to the Company’s issuance of $400,000 aggregate principal amount of its 4.000% notes due 2019, or the 4.000% notes.

The 4.000% notes will mature on July 15, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.000% notes bear interest at a rate of 4.000% per year, payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2015. The 4.000% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.000% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.000% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, or the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of March 31, 2016 and December 31, 2015, $400,000 of the 4.000% notes was outstanding. As of March 31, 2016, the fair value of the 4.000% notes was approximately $401,249. The Company incurred costs of $569 in connection with issuing the 4.000% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.000% notes. As of March 31, 2016, $368 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.000% notes, the Company has charged $5,608 of discount against the carrying amount of such notes. As of March 31, 2016, $3,685 of such discount had yet to be amortized to interest expense.

For the three months ended March 31, 2016 and 2015, the components of total interest expense for the 4.000% notes were as follows:

	Three Months Ended March 31,
	2016	2015
Direct interest expense	$3,788	$3,948
Amortization of deferred financing costs and discount	308	309

Total interest expense	$4,096	$4,257

For the three months ended March 31, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.000% notes were as follows:

	Three Months Ended March 31,
	2016	2015
Cash paid for interest expense(1)	$8,000	$8,044
Average borrowings under the 4.000% notes	$400,000	$400,000
Effective interest rate on borrowings	4.00%	4.00%
Weighted average interest rate	4.00%	4.00%

(1)	Interest under the 4.000% notes is paid semi-annually in arrears.

4.250% Notes due 2020

On December 3, 2014, the Company and U.S. Bank entered into a second supplemental indenture to the base indenture relating to the Company’s issuance of $325,000 aggregate principal amount of its 4.250% notes due 2020, or the 4.250% notes.

The 4.250% notes will mature on January 15, 2020 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on January 15 and July 15 of

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

each year, commencing on July 15, 2015. The 4.250% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.250% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.250% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of March 31, 2016 and December 31, 2015, $325,000 of the 4.250% notes was outstanding. As of March 31, 2016, the fair value of the 4.250% notes was approximately $324,854. The Company incurred costs of $839 in connection with issuing the 4.250% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.250% notes. As of March 31, 2016, $622 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.250% notes, the Company has charged $4,115 of discount against the carrying amount of such notes. As of March 31, 2016, $3,047 of such discount had yet to be amortized to interest expense.

For the three months ended March 31, 2016 and 2015, the components of total interest expense for the 4.250% notes were as follows:

	Three Months Ended March 31,
	2016	2015
Direct interest expense	$3,453	$3,409
Amortization of deferred financing costs and discount	241	245

Total interest expense	$3,694	$3,654

For the three months ended March 31, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.250% notes were as follows:

	Three Months Ended March 31,
	2016	2015
Cash paid for interest expense(1)	$6,906	—
Average borrowings under the 4.250% notes	$325,000	$325,000
Effective interest rate on borrowings	4.25%	4.25%
Weighted average interest rate	4.25%	4.25%

(1)	Interest under the 4.250% notes is paid semi-annually in arrears.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

4.750% Notes due 2022

On April 30, 2015, the Company and U.S. Bank entered into a third supplemental indenture to the base indenture relating to the Company’s issuance of $275,000 aggregate principal amount of its 4.750% notes due 2022, or the 4.750% notes.

The 4.750% notes will mature on May 15, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.750% notes bear interest at a rate of 4.750% per year payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2015. The 4.750% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.750% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.750% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.750% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of March 31, 2016 and December 31, 2015, $275,000 of the 4.750% notes was outstanding. As of March 31, 2016, the fair value of the 4.750% notes was approximately $273,074. The Company incurred costs of $469 in connection with issuing the 4.750% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.750% notes. As of March 31, 2016, $414 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.750% notes, the Company has charged $3,344 of discount against the carrying amount of such notes. As of March 31, 2016, $2,906 of such discount had yet to be amortized to interest expense.

For the three months ended March 31, 2016, the components of total interest expense for the 4.750% notes were as follows:

Three Months Ended March 31, 2016
Direct interest expense	$3,265
Amortization of deferred financing costs and discount	135

Total interest expense	$3,400

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the three months ended March 31, 2016, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.750% notes were as follows:

Three Months Ended March 31, 2016
Cash paid for interest expense(1)	—
Average borrowings under the 4.750% notes	$275,000
Effective interest rate on borrowings	4.75%
Weighted average interest rate	4.75%

(1)	Interest under the 4.750% notes is paid semi-annually in arrears.

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FB Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 6 for a discussion of the Company’s unfunded commitments.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights

The following is a schedule of financial highlights of the Company for the three months ended March 31, 2016 and the year ended December 31, 2015:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31, 2015
Per Share Data:(1)
Net asset value, beginning of period	$9.10	$9.83
Results of operations(2)
Net investment income (loss)	0.21	1.10
Net realized and unrealized appreciation (depreciation) on investments and gain/loss on foreign currency	(0.27)	(0.94)

Net increase (decrease) in net assets resulting from operations	(0.06)	0.16

Stockholder distributions(3)
Distributions from net investment income	(0.22)	(0.75)
Distributions from net realized gain on investments	—	(0.14)

Net decrease in net assets resulting from stockholder distributions	(0.22)	(0.89)

Capital share transactions
Issuance of common stock(4)	—	0.00

Net increase (decrease) in net assets resulting from capital share transactions	—	—

Net asset value, end of period	$8.82	$9.10

Per share market value, end of period	$9.17	$8.99

Shares outstanding, end of period	242,847,016	242,847,016

Total return based on net asset value(5)	(0.66)%	1.63%

Total return based on market value(6)	4.45%	(0.50)%

Ratio/Supplemental Data:
Net assets, end of period	$2,142,738	$2,208,928

Ratio of net investment income to average net assets(7)	2.30%	11.25%

Ratio of total operating expenses to average net assets(7)	2.44%	8.90%

Portfolio turnover(8)	1.40%	39.93%

Total amount of senior securities outstanding, exclusive of treasury securities	$1,757,728	$1,834,625

Asset coverage per unit(9)	2.22	2.20

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock, as applicable, pursuant to the Company’s DRP. The issuance of common stock at a price that is greater than the net asset value per share results in an increase in net asset value per share. The per share impact of the Company’s DRP is an increase to the net asset value of less than $0.01 per share during the year ended December 31, 2015.

(5)	The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the period and dividing the total by the net asset value per share at the beginning of the period. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the Company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(6)	The total return based on market value for the three months ended March 31, 2016 was calculated by taking the closing price of the Company’s shares on the NYSE on March 31, 2016, adding the cash distributions per share that were declared during the three months ended March 31, 2016 and dividing the total by $8.99, the closing price of the Company’s shares on the NYSE on December 31, 2015. The total return based on market value for the year ended December 31, 2015 was calculated by taking the closing price of the Company’s shares on the NYSE on December 31, 2015, adding the cash distributions per share that were declared during the year ended December 31, 2015 and dividing the total by $9.93, the closing price of the Company’s shares on the NYSE on December 31, 2014. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of the Company’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

(7)	Weighted average net assets during the applicable period are used for this calculation. The following is a schedule of supplemental ratios for the three months ended March 31, 2016 and year ended December 31, 2015:

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31, 2015

Ratio of accrued capital gains incentive fees to average net assets	—	(0.89)%
Ratio of subordinated income incentive fees to average net assets	0.57%	2.59%
Ratio of interest expense to average net assets	0.87%	3.19%
Ratio of excise taxes to average net assets	—	0.26%

(8)	Portfolio turnover for the three months ended March 31, 2016 is not annualized.

(9)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013 (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2015, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Our internal control over financial reporting as of December 31, 2015 has been audited by our independent registered public accounting firm.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

We have audited FS Investment Corporation’s internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. FS Investment Corporation’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, FS Investment Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation as of December 31, 2015 and 2014, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2015 and our report dated February 29, 2016 expressed an unqualified opinion.

/s/ RSM US LLP

Blue Bell, Pennsylvania

February 29, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

We have audited the accompanying consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation (the “Company”) as of December 31, 2015 and 2014, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 and 2014 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from custodians and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FS Investment Corporation as of December 31, 2015 and 2014 and the results of their operations, their cash flows and the changes in their net assets for each of the three years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), FS Investment Corporation’s internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated February 29, 2016 expressed an unqualified opinion on the effectiveness of FS Investment Corporation’s internal control over financial reporting.

/s/ RSM US LLP

Blue Bell, Pennsylvania

February 29, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

Our audits of the consolidated financial statements and internal control over financial reporting referred to in our reports dated February 29, 2016 also included an audit of the senior securities table as of December 31, 2015 of FS Investment Corporation. This table is the responsibility of FS Investment Corporation’s management. Our responsibility is to express an opinion based on our audits of the consolidated financial statements.

In our opinion, the senior securities table, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ RSM US LLP

Blue Bell, Pennsylvania

March 18, 2016

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	December 31,
	2015	2014
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$4,027,950 and $4,164,166, respectively)	$3,820,283	$4,168,654
Non-controlled/affiliated investments (amortized cost—$91,248 and $17,931, respectively)	132,357	14,793
Controlled/affiliated investments (amortized cost—$75,988 and $0, respectively)	76,731	—

Total investments, at fair value (amortized cost—$4,195,186 and $4,182,097, respectively)	4,029,371	4,183,447
Cash	80,807	95,205
Foreign currency, at fair value (cost—$1,175 and $1,661, respectively)	1,180	1,639
Receivable for investments sold and repaid	66	8,976
Interest receivable	34,600	51,814
Deferred financing costs	2,910	13,097
Prepaid expenses and other assets	729	708

Total assets	$4,149,663	$4,354,886

Liabilities
Payable for investments purchased	$—	$28,095
Credit facilities payable	34,625	188,827
Unsecured notes payable	989,764	725,000
Repurchase agreement payable(1)	800,000	950,000
Stockholder distributions payable	54,093	17,885
Management fees payable	18,415	19,560
Accrued capital gains incentive fees(2)	—	21,075
Subordinated income incentive fees payable(2)	13,374	13,089
Administrative services expense payable	946	1,410
Interest payable	22,061	15,850
Directors’ fees payable	282	296
Deferred financing costs payable	—	473
Other accrued expenses and liabilities	7,175	6,340

Total liabilities	1,940,735	1,987,900

Commitments and contingencies(3)	—	—
Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 242,847,016 and 240,896,559 shares issued and outstanding, respectively	243	241
Capital in excess of par value	2,264,345	2,258,548
Accumulated undistributed net realized gain/loss on investments and gain/loss on foreign currency(4)	(45,748)	33,758
Accumulated undistributed (distributions in excess of) net investment income(4)	147,946	68,658
Net unrealized appreciation (depreciation) on investments and unrealized gain/loss on foreign currency	(157,858)	5,781

Total stockholders’ equity	2,208,928	2,366,986

Total liabilities and stockholders’ equity	$4,149,663	$4,354,886

Net asset value per share of common stock at year end	$9.10	$9.83

(1)	See Note 8 for a discussion of the Company’s repurchase transaction.

(2)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(3)	See Note 9 for a discussion of the Company’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2015	2014	2013
Investment income
From non-controlled/unaffiliated investments:
Interest income	$420,834	$418,749	$427,510
Fee income	43,392	44,961	37,084
Dividend income	6,499	810	9,972
From non-controlled/affiliated investments:
Interest income	2,603	—	—
Fee income	790	—	—
Dividend income	299	299	—
From controlled/affiliated investments:
Interest income	380	—	—

Total investment income	474,797	464,819	474,566

Operating expenses
Management fees(1)	75,401	84,617	90,247
Capital gains incentive fees(2)	(21,075)	(9,468)	4,173
Subordinated income incentive fees(2)	61,036	58,122	62,253
Administrative services expenses	4,182	4,794	5,165
Stock transfer agent fees	134	1,037	2,820
Accounting and administrative fees	1,082	1,223	1,390
Interest expense	75,127	64,804	50,763
Directors’ fees	1,026	1,027	943
Listing advisory fees	—	5,043	—
Other general and administrative expenses	6,738	9,049	6,094

Total operating expenses	203,651	220,248	223,848
Management fee waiver(1)	—	(2,837)	—

Net expenses	203,651	217,411	223,848

Net investment income before taxes	271,146	247,408	250,718
Excise taxes	6,056	5,400	5,742

Net investment income	265,090	242,008	244,976

Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(62,426)	30,607	47,014
Net realized gain (loss) on foreign currency	(640)	(301)	(111)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(212,155)	(79,008)	(25,982)
Non-controlled/affiliated investments	44,247	(3,138)	—
Controlled/affiliated investments	743	—	—
Net change in unrealized gain (loss) on foreign currency	3,526	4,613	(57)

Total net realized and unrealized gain (loss) on investments	(226,705)	(47,227)	20,864

Net increase (decrease) in net assets resulting from operations	$38,385	$194,781	$265,840

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.16	$0.78	$1.04

Weighted average shares outstanding	241,946,850	248,799,524	255,315,516

(1)	See Note 4 for a discussion of the waiver by FB Income Advisor, LLC, the Company’s investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2015	2014	2013
Operations
Net investment income (loss)	$265,090	$242,008	$244,976
Net realized gain (loss) on investments and foreign currency	(63,066)	30,306	46,903
Net change in unrealized appreciation (depreciation) on investments	(167,165)	(82,146)	(25,982)
Net change in unrealized gain (loss) on foreign currency	3,526	4,613	(57)

Net increase (decrease) in net assets resulting from operations	38,385	194,781	265,840

Stockholder distributions(1)
Distributions from net investment income	(181,509)	(196,227)	(212,153)
Distributions from net realized gain on investments	(34,097)	(71,629)	—

Net decrease in net assets resulting from stockholder distributions	(215,606)	(267,856)	(212,153)

Capital share transactions(2)
Reinvestment of stockholder distributions	19,163	57,972	109,373
Repurchases of common stock	—	(258,903)	(33,806)

Net increase (decrease) in net assets resulting from capital share transactions	19,163	(200,931)	75,567

Total increase (decrease) in net assets	(158,058)	(274,006)	129,254
Net assets at beginning of year	2,366,986	2,640,992	2,511,738

Net assets at end of year	$2,208,928	$2,366,986	$2,640,992

Accumulated undistributed (distributions in excess of) net investment income(1)	$147,946	$68,658	$35,322

(1)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(2)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2015	2014	2013
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$38,385	$194,781	$265,840
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,647,620)	(2,178,075)	(2,641,733)
Paid-in-kind interest	(23,529)	(16,987)	(7,715)
Proceeds from sales and repayments of investments	1,625,520	2,121,939	2,510,887
Net realized (gain) loss on investments	62,426	(30,607)	(47,014)
Net change in unrealized (appreciation) depreciation on investments	167,165	82,146	25,982
Accretion of discount	(29,886)	(24,282)	(43,266)
Amortization of deferred financing costs and discount	3,764	7,314	2,567
Unrealized (gain)/loss on borrowings in foreign currency	(3,690)	—	—
(Increase) decrease in receivable for investments sold and repaid	8,910	17,746	(6,562)
(Increase) decrease in interest receivable	17,214	(4,192)	(2,911)
(Increase) decrease in prepaid expenses and other assets	(21)	(552)	374
Increase (decrease) in payable for investments purchased	(28,095)	4,672	(55,997)
Increase (decrease) in management fees payable	(1,145)	(3,140)	1,193
Increase (decrease) in accrued capital gains incentive fees	(21,075)	(11,058)	(7,618)
Increase (decrease) in subordinated income incentive fees payable	285	(1,214)	910
Increase (decrease) in administrative services expense payable	(464)	257	206
Increase (decrease) in interest payable	6,211	5,287	321
Increase (decrease) in directors’ fees payable	(14)	42	254
Increase (decrease) in other accrued expenses and liabilities	835	(363)	3,664

Net cash provided by (used in) operating activities	175,176	163,714	(618)

Cash flows from financing activities
Reinvestment of stockholder distributions	19,163	57,972	109,373
Repurchases of common stock	—	(258,903)	(33,806)
Stockholder distributions	(179,398)	(268,642)	(210,485)
Borrowings under credit facilities(1)	217,899	386,173	17,050
Borrowings under unsecured notes(1)	275,000	725,000	—
Repayments of credit facilities(1)	(368,411)	(921,028)	(266,414)
Borrowings under repurchase agreement(2)	—	—	273,333
Repayments under repurchase agreement(2)	(150,000)	—	—
Deferred financing costs paid	(4,286)	(14,770)	—

Net cash provided by (used in) financing activities	(190,033)	(294,198)	(110,949)

Total increase (decrease) in cash	(14,857)	(130,484)	(111,567)
Cash and foreign currency at beginning of year	96,844	227,328	338,895

Cash and foreign currency at end of year	$81,987	$96,844	$227,328

Supplemental disclosure
Local and excise taxes paid	$5,853	$5,407	$1,347

(1)	See Note 8 for a discussion of the Company’s credit facilities and unsecured notes. During the years ended December 31, 2015, 2014 and 2013, the Company paid $36,014, $20,899 and $23,815, respectively, in interest expense on the credit facilities and unsecured notes.

(2)	See Note 8 for a discussion of the Company’s repurchase transaction. During the years ended December 31, 2015, 2014 and 2013, the Company paid $29,138, $31,304 and $24,060, respectively, in interest expense pursuant to the repurchase agreement.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—98.4%
5 Arch Income Fund 2, LLC	(g)(h)(m)	Diversified Financials	10.5%		11/18/21	$2,384	$2,437	$2,384
5 Arch Income Fund 2, LLC	(g)(h)(m)(n)	Diversified Financials	10.5%		11/18/21	35,616	35,616	35,616
A.P. Plasman Inc.	(e)(f)(g)(h)	Capital Goods	L+775	1.0%	12/29/19	170,437	170,437	171,716
Aeneas Buyer Corp.	(g)	Health Care Equipment & Services	L+500	1.0%	12/18/21	500	500	500
Aeneas Buyer Corp.	(g)(n)	Health Care Equipment & Services	L+500	1.0%	12/18/21	500	500	500
Aeneas Buyer Corp.	(e)	Health Care Equipment & Services	L+813	1.0%	12/18/21	66,000	66,000	66,000
Aeneas Buyer Corp.	(g)(n)	Health Care Equipment & Services	L+750	1.0%	12/18/21	13,200	13,200	13,200
Allen Systems Group, Inc.	(e)(g)(q)	Software & Services	L+789, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	37,941	37,941	38,321
Altus Power America, Inc.	(g)	Energy	L+750	1.5%	10/10/21	1,724	1,724	1,707
Altus Power America, Inc.	(g)(n)	Energy	L+750	1.5%	10/10/21	1,401	1,401	1,387
American Racing and Entertainment, LLC	(e)	Consumer Services	L+800	1.0%	7/1/18	5,450	5,450	5,491
AP Exhaust Acquisition, LLC	(f)(g)	Automobiles & Components	L+775	1.5%	1/16/21	15,811	15,811	14,842
Aspect Software, Inc.	(g)	Software & Services	L+550, 0.3% PIK (0.3% Max PIK)	1.8%	5/7/16	1,158	1,153	1,072
Atlas Aerospace LLC	(g)	Capital Goods	L+807	1.0%	5/8/19	20,000	20,000	19,900
Atlas Aerospace LLC	(g)(n)	Capital Goods	L+750	1.0%	5/8/19	7,619	7,619	7,581
BenefitMall Holdings, Inc.	(g)	Commercial & Professional Services	L+725	1.0%	11/24/20	14,850	14,850	14,702
BenefitMall Holdings, Inc.	(g)(n)	Commercial & Professional Services	L+725	1.0%	11/24/20	5,455	5,455	5,400
Blue Coat Holdings, Inc.	(g)(n)	Technology Hardware & Equipment	L+350	1.0%	5/22/20	2,136	2,136	2,004
Blueprint Sub, Inc.	(e)	Software & Services	L+750	1.0%	5/7/21	26,891	26,891	26,805
Blueprint Sub, Inc.	(g)(n)	Software & Services	L+750	1.0%	5/7/21	3,509	3,509	3,498
Blueprint Sub, Inc.	(g)	Software & Services	L+450	1.0%	5/7/21	702	702	702
Blueprint Sub, Inc.	(g)(n)	Software & Services	L+450	1.0%	5/7/21	702	702	702
Cadence Aerospace Finance, Inc.	(g)	Capital Goods	L+525	1.3%	5/9/18	74	74	73
Caesars Entertainment Operating Co., Inc.	(e)(g)(h)(j)	Consumer Services	5.2%		3/1/17	12,621	12,218	10,811
Caesars Entertainment Operating Co., Inc.	(e)(h)(j)	Consumer Services	6.0%		3/1/17	2,363	2,308	2,030
Caesars Entertainment Operating Co., Inc.	(e)(f)(g)(h)(j)	Consumer Services	8.1%		3/1/17	84,594	84,262	66,163
Caesars Entertainment Resort Properties, LLC	(e)(g)	Consumer Services	L+600	1.0%	10/11/20	22,069	21,072	20,152
Corel Corp.	(e)(f)(g)(h)	Software & Services	L+825		6/7/19	134,662	134,662	135,840
Corel Corp.	(g)(h)(n)	Software & Services	Prime+725		6/7/18	10,000	10,000	10,000
Corner Investment PropCo, LLC	(e)(g)	Consumer Services	L+975	1.3%	11/2/19	42,336	42,480	41,435
CoSentry.Net, LLC	(e)(g)	Software & Services	L+800	1.3%	12/31/19	62,331	62,331	63,578
Crestwood Holdings LLC	(g)	Energy	L+600	1.0%	6/19/19	5,166	5,150	3,349
Eastman Kodak Co.	(g)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,636	10,494	9,218
Flanders Corp.	(e)(g)	Capital Goods	L+950	1.5%	5/14/18	33,993	33,574	34,672
Fronton Holdings, LLC	(e)	Consumer Services	15.0%		4/30/19	3,736	3,708	3,736

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Greystone Bridge Manager LLC	(g)(h)	Diversified Financials	L+1050		5/1/20	$ 3,367	$ 3,384	$ 3,300
Greystone Bridge Manager LLC	(g)(h)(n)	Diversified Financials	L+1050		5/1/20	403	403	395
H.M. Dunn Co., Inc.	(g)	Capital Goods	L+809	1.0%	3/26/21	1,000	1,000	990
H.M. Dunn Co., Inc.	(g)(n)	Capital Goods	L+725	1.0%	3/26/21	357	357	354
Harvey Industries, Inc.	(g)	Capital Goods	L+800	1.0%	10/1/21	32,667	32,667	32,667
Imagine Communications Corp.	(e)(f)(g)	Media	L+825	1.0%	4/29/20	101,367	101,367	97,566
Imagine Communications Corp.	(g)(n)	Media	L+825	1.0%	4/29/20	30,000	30,000	28,875
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	13,954	13,954	13,814
Industry City TI Lessor, L.P.	(g)	Consumer Services	10.3%, 0.0% PIK (5.3% Max PIK)		6/30/26	25,377	25,377	26,519
JMC Acquisition Merger Corp.	(g)	Capital Goods	L+858	1.0%	11/6/21	5,000	5,000	5,000
JMC Acquisition Merger Corp.	(g)(n)	Capital Goods	L+750	1.0%	11/6/21	906	906	906
Latham Pool Products, Inc.	(e)	Commercial & Professional Services	L+775	1.0%	6/29/21	70,000	70,000	68,600
Leading Edge Aviation Services, Inc.	(e)(f)(g)	Capital Goods	L+875	1.5%	6/30/19	31,983	31,757	31,183
LEAS Acquisition Co Ltd.	(g)(h)	Capital Goods	L+875	1.5%	6/30/19	€28,738	39,110	30,424
LEAS Acquisition Co Ltd.	(f)(h)	Capital Goods	L+875	1.5%	6/30/19	$10,083	10,083	9,830
MB Precision Holdings LLC	(g)	Capital Goods	L+725	1.3%	1/23/20	12,855	12,855	12,726
Micronics, Inc.	(e)(g)	Capital Goods	L+800	1.3%	12/11/19	64,110	63,843	63,148
MMM Holdings, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	12/12/17	8,414	8,338	3,954
MSO of Puerto Rico, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	12/12/17	6,117	6,061	2,874
New Star Metals Inc.	(e)(g)	Capital Goods	L+800	1.3%	3/20/20	40,250	40,250	40,250
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+845	1.0%	4/27/21	1,056	1,056	1,052
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+450	1.0%	4/27/20	45	45	45
Nobel Learning Communities, Inc.	(g)(n)	Consumer Services	L+450	1.0%	4/27/20	94	94	94
Nova Wildcat Amerock, LLC	(g)	Consumer Durables & Apparel	L+330, 5.4% PIK (5.4% Max PIK)	1.3%	9/10/19	18,817	18,817	16,276
PHRC License, LLC	(f)(g)	Consumer Services	L+900	1.5%	8/14/20	44,569	44,569	44,123
Pittsburgh Glass Works, LLC	(e)	Automobiles & Components	L+916	1.0%	11/25/21	67,944	67,944	67,944
Polymer Additives, Inc.	(g)	Materials	L+838	1.0%	12/20/21	10,511	10,511	10,722
PSKW, LLC	(e)(f)(g)	Health Care Equipment & Services	L+842	1.0%	11/25/21	30,000	30,000	30,020
Reddy Ice Corp.	(g)	Food, Beverage & Tobacco	L+550	1.3%	5/1/19	321	319	264
Roadrunner Intermediate Acquisition Co., LLC	(e)(f)(g)	Health Care Equipment & Services	L+800	1.0%	9/22/21	36,769	36,769	36,655
Rogue Wave Software, Inc.	(e)(f)(g)	Software & Services	L+804	1.0%	9/25/21	31,313	31,313	30,921
Safariland, LLC	(e)(g)	Capital Goods	L+800	1.3%	9/20/19	193,376	193,376	196,277
Sequential Brands Group, Inc.	(e)(g)(h)	Consumer Durables & Apparel	L+825		12/4/21	80,000	80,000	79,200
Shell Topco L.P.	(g)	Materials	L+750	1.5%	9/28/18	30,000	29,768	30,075
Smile Brands Group Inc.	(g)	Health Care Equipment & Services	L+650, 1.3% PIK (1.5% Max PIK)	1.3%	8/16/19	20,063	19,768	14,571
Sorenson Communications, Inc.	(e)(g)	Telecommunication Services	L+575	2.3%	4/30/20	92,560	92,208	92,792

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Sports Authority, Inc.	(g)	Retailing	L+600	1.5%	11/16/17	$ 6,318	$ 6,321	$ 2,069
Stallion Oilfield Holdings, Inc.	(g)	Energy	L+675	1.3%	6/19/18	4,760	4,735	2,580
SunGard Availability Services Capital, Inc.	(g)	Software & Services	L+500	1.0%	3/29/19	4,424	4,177	3,860
Sunnova Asset Portfolio 5 Holdings, LLC	(g)	Energy	12.0% (12.0% Max PIK)		11/14/21	7,217	7,080	7,055
Sunnova Asset Portfolio 5 Holdings, LLC	(g)(n)	Energy	12.0% (12.0% Max PIK)		11/14/21	207	207	202
Swiss Watch International, Inc.	(e)(g)	Consumer Durables & Apparel	L+725	1.3%	11/8/18	41,000	40,552	25,420
Transplace Texas, LP	(e)(f)	Transportation	L+747	1.0%	9/16/21	20,000	20,000	19,825
U.S. Xpress Enterprises, Inc.	(e)(f)	Transportation	L+1000, 0.0% PIK (1.5% Max PIK)	1.5%	5/30/19	66,546	66,546	66,546
Vertellus Performance Chemicals LLC	(f)(g)	Materials	L+950	1.0%	1/30/20	38,000	38,000	35,940
VPG Group Holdings LLC	(e)(g)	Materials	L+900	1.0%	6/30/18	63,695	63,541	62,421
Warren Resources, Inc.	(f)(g)	Energy	L+850	1.0%	5/22/20	3,372	3,372	2,748
Waste Pro USA, Inc.	(e)(f)(g)	Commercial & Professional Services	L+750	1.0%	10/15/20	86,020	86,020	87,310
Waste Pro USA, Inc.	(g)(n)	Commercial & Professional Services	L+750	1.0%	10/15/20	9,444	9,444	9,586
Zeta Interactive Holdings Corp.	(e)(g)	Software & Services	L+750	1.0%	7/9/21	10,337	10,337	10,325
Zeta Interactive Holdings Corp.	(g)(n)	Software & Services	L+750	1.0%	7/9/21	2,234	2,234	2,232

Total Senior Secured Loans—First Lien							2,372,202	2,297,612
Unfunded Loan Commitments							(123,783)	(123,783)

Net Senior Secured Loans—First Lien							2,248,419	2,173,829

Senior Secured Loans—Second Lien—28.3%
AdvancePierre Foods, Inc.	(e)(g)	Food, Beverage & Tobacco	L+825	1.3%	10/10/17	10,556	10,491	10,384
Alison US LLC	(g)(h)	Capital Goods	L+850	1.0%	8/29/22	4,444	4,286	3,611
American Racing and Entertainment, LLC	(f)	Consumer Services	12.0%		7/1/18	5,800	5,688	5,836
AP Exhaust Acquisition, LLC	(f)	Automobiles & Components	12.0%, 0.0% PIK (12.0% Max PIK)		9/28/21	3,243	3,243	2,959
Arena Energy, LP	(g)	Energy	L+1000	1.0%	1/24/21	5,000	5,000	4,604
Ascent Resources—Utica, LLC	(e)(f)(g)	Energy	L+950, 2.0% PIK (2.0% Max PIK)	1.5%	9/30/18	183,088	182,329	163,864
Brock Holdings III, Inc.	(g)	Energy	L+825	1.8%	3/16/18	6,923	6,874	5,331
Byrider Finance, LLC	(f)(g)	Automobiles & Components	L+1000	1.3%	8/22/20	10,000	10,000	9,800
Compuware Corp.	(g)	Software & Services	L+825	1.0%	12/15/22	6,550	5,893	5,928
DEI Sales, Inc.	(e)(f)	Consumer Durables & Apparel	L+900	1.5%	1/15/18	57,500	57,121	55,344
EagleView Technology Corp.	(g)	Software & Services	L+825	1.0%	7/14/23	11,538	11,373	11,063
Eastman Kodak Co.	(e)(f)	Consumer Durables & Apparel	L+950	1.3%	9/3/20	50,000	49,060	43,250
Gruden Acquisition, Inc.	(g)	Transportation	L+850	1.0%	8/18/23	15,000	14,281	14,288
JW Aluminum Co.	(e)(f)(g)(r)	Materials	L+850	0.8%	11/17/20	32,887	32,887	32,887
National Surgical Hospitals, Inc.	(e)	Health Care Equipment & Services	L+900	1.0%	6/1/23	30,000	30,000	29,092
Nielsen & Bainbridge, LLC	(g)	Consumer Durables & Apparel	L+925	1.0%	8/15/21	16,675	16,450	16,425
Paw Luxco II Sarl	(f)(h)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€16,364	20,535	12,460
PSAV Acquisition Corp.	(e)(g)	Technology Hardware & Equipment	L+825	1.0%	1/24/22	$80,000	79,008	79,600

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Spencer Gifts LLC	(e)(g)	Retailing	L+825	1.0%	6/29/22	$60,000	$ 59,723	$ 60,300
Stadium Management Corp.	(e)	Consumer Services	L+825	1.0%	2/27/21	57,500	57,500	57,788

Total Senior Secured Loans—Second Lien							661,742	624,814

Senior Secured Bonds—10.9%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	78,500	77,390	38,661
Aspect Software, Inc.	(f)(g)	Software & Services	10.6%		5/15/17	8,500	8,424	6,981
Avaya Inc.	(e)(f)(g)	Technology Hardware & Equipment	10.5%		3/1/21	48,800	44,622	16,714
Caesars Entertainment Resort Properties, LLC	(e)(g)	Consumer Services	11.0%		10/1/21	29,248	28,993	26,469
FourPoint Energy, LLC	(e)(f)	Energy	8.0%		12/31/20	92,531	89,745	71,943
FourPoint Energy, LLC	(f)(n)	Energy	8.0%		12/31/20	5,906	5,877	4,592
Global A&T Electronics Ltd.	(g)(h)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	7,000	6,936	5,530
Lightstream Resources Ltd.	(f)(h)	Energy	9.9%		6/15/19	2,112	2,112	1,764
Logan’s Roadhouse, Inc.	(f)(g)	Consumer Services	4.0%, 10.5% PIK (10.5% Max PIK)		10/15/17	59,249	47,267	49,432
SandRidge Energy, Inc.	(g)	Energy	8.8%		6/1/20	19,500	19,457	5,953
Sorenson Communications, Inc.	(f)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	19,898	19,250	18,592

Total Senior Secured Bonds							350,073	246,631
Unfunded Bond Commitments							(5,877)	(5,877)

Net Senior Secured Bonds							344,196	240,754

Subordinated Debt—19.8%
Alta Mesa Holdings, LP	(g)	Energy	9.6%		10/15/18	11,165	11,102	3,922
Aurora Diagnostics, LLC	(e)(f)	Health Care Equipment & Services	10.8%		1/15/18	18,065	18,089	11,754
Bellatrix Exploration Ltd.	(g)(h)	Energy	8.5%		5/15/20	5,000	4,911	3,369
Brooklyn Basketball Holdings, LLC	(f)(g)	Consumer Services	L+725		10/25/19	19,873	19,873	19,773
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	5,000	5,012	4,756
Ceridian HCM Holding Inc.	(f)(g)	Commercial & Professional Services	11.0%		3/15/21	10,800	11,354	8,532
EV Energy Partners, L.P.	(f)	Energy	8.0%		4/15/19	265	237	132
Flanders Corp.	(e)(f)	Capital Goods	13.8% PIK (13.8% Max PIK)		5/14/18	25,666	25,569	26,693
Flanders Corp.	(f)(g)	Capital Goods	17.5% PIK (17.5% Max PIK)		5/14/18	25,754	24,651	27,750
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	635	635	635
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	4,030	4,030	4,030
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	828	828	828
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	779	779	779

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Global Jet Capital Inc.	(f)(g)(h)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	$57,459	$ 57,459	$ 57,459
Global Jet Capital Inc.	(f)(g)(h)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	9,397	9,397	9,397
Imagine Communications Corp.	(g)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	517	517	517
Jupiter Resources Inc.	(f)(g)(h)	Energy	8.5%		10/1/22	6,425	5,399	2,578
Mood Media Corp.	(f)(g)(h)	Media	9.3%		10/15/20	43,135	42,256	27,660
Navistar International Corp.	(f)(h)	Capital Goods	8.3%		11/1/21	8,345	8,163	5,646
NewStar Financial, Inc.	(g)(h)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	68,750	54,501	50,188
P.F. Chang’s China Bistro, Inc.	(f)(g)	Consumer Services	10.3%		6/30/20	11,433	11,815	9,525
PriSo Acquisition Corp.	(g)	Capital Goods	9.0%		5/15/23	6,000	5,943	5,760
Sequel Industrial Products Holdings, LLC	(f)	Commercial & Professional Services	14.5%, 0.0% PIK (2.5% Max PIK)		9/30/19	7,000	6,934	7,140
Sorenson Communications, Inc.	(f)	Telecommunication Services	13.0%, 0.0% PIK (13.0% Max PIK)		10/31/21	15,122	14,200	15,732
SunGard Availability Services Capital, Inc.	(f)(g)	Software & Services	8.8%		4/1/22	10,750	8,081	6,544
ThermaSys Corp.	(e)(f)	Capital Goods	9.0%, 1.8% PIK (5.0% Max PIK)		5/3/20	135,676	135,676	122,278
VPG Group Holdings LLC	(e)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		6/30/18	5,247	5,247	5,037

Total Subordinated Debt							492,658	438,414

Collateralized Securities—3.9%
ACASC 2013-2A Class Subord. B	(f)(g)(h)	Diversified Financials	7.2%		10/25/25	30,500	21,267	16,659
Dryden CDO 23A Class Subord.	(g)(h)	Diversified Financials	9.8%		7/17/23	10,000	4,507	3,455
JPMorgan Chase Bank, N.A. Credit-Linked Notes	(f)(h)	Diversified Financials	14.2%		12/20/21	16,740	16,724	15,987
NewStar Clarendon 2014-1A Class D	(g)(h)	Diversified Financials	L+435		1/25/27	1,560	1,461	1,420
NewStar Clarendon 2014-1A Class Subord. B	(g)(h)	Diversified Financials	13.6%		1/25/27	17,900	16,150	14,955
Rampart CLO 2007 1A Class Subord.	(g)(h)	Diversified Financials	14.4%		10/25/21	10,000	2,576	3,034
Stone Tower CLO VI Class Subord.	(f)(h)	Diversified Financials	18.3%		4/17/21	5,000	1,823	2,141
Wind River CLO Ltd. 2012 1A Class Subord. B	(g)(h)	Diversified Financials	12.4%		1/15/24	42,504	30,186	27,356

Total Collateralized Securities							94,694	85,007

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—21.1%(i)
5 Arches, LLC, Common Equity	(g)(h)(j)(l)	Diversified Financials	9,475	$ 250	$ 250
Allen Systems Group, Inc., Common Equity	(g)(j)(q)	Software & Services	1,689,767	36,422	77,898
Altus Power America Holdings, LLC, Preferred Equity	(g)	Energy	574,758	575	1,063
Altus Power America Management, LLC, Class B Units	(g)(j)	Energy	83	—	—
Amaya Inc., Warrants, 5/15/2024	(g)(h)(j)	Consumer Services	2,000,000	16,832	15,260

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
AP Exhaust Holdings, LLC, Common Equity	(g)(j)(l)	Automobiles & Components	811	$ 811	$ 405
Aquilex Corp., Common Equity, Class A Shares	(e)	Commercial & Professional Services	15,128	1,087	4,496
Aquilex Corp., Common Equity, Class B Shares	(e)(f)	Commercial & Professional Services	32,637	1,690	9,700
Ascent Resources Utica Holdings, LLC, Common Equity	(g)(j)(k)	Energy	10,192,939	9,700	2,039
Burleigh Point, Ltd., Warrants, 7/16/2020	(g)(h)(j)	Retailing	3,451,216	1,898	2,278
CoSentry.Net, LLC, Preferred Equity	(f)(j)	Software & Services	2,632	2,500	4,385
Eastman Kodak Co., Common Equity	(e)(g)(j)	Consumer Durables & Apparel	61,859	1,203	784
Flanders Corp., Common Equity	(f)(j)	Capital Goods	6,829,973	7,183	18,441
FourPoint Energy, LLC, Common Equity, Class C Units	(g)(j)(l)	Energy	21,000	21,000	14,700
FourPoint Energy, LLC, Common Equity, Class D Units	(g)(j)(l)	Energy	3,937	2,601	2,776
Fronton Investor Holdings, LLC, Class B Units	(g)(l)(q)	Consumer Services	14,943	16,885	16,138
Global Jet Capital Holdings, LP, Preferred Equity	(f)(g)(h)(j)	Commercial & Professional Services	30,791,193	30,791	30,791
Harvey Holdings, LLC, Common Equity	(g)(j)	Capital Goods	2,333,333	2,333	2,217
Imagine Communications Corp., Common Equity, Class A Units	(g)(j)	Media	33,034	3,783	2,124
Industrial Group Intermediate Holdings, LLC, Common Equity	(g)(j)(l)	Materials	347,107	347	573
JMC Acquisition Holdings, LLC, Common Equity	(g)(j)	Capital Goods	483	483	483
JW Aluminum Co., Common Equity	(e)(f)(g)(j)(r)	Materials	949	—	—
JW Aluminum Co., Preferred Equity	(e)(f)(g)(j)(r)	Materials	4,395	43,101	43,844
Leading Edge Aviation Services, Inc., Common Equity	(f)(j)	Capital Goods	4,401	464	—
Leading Edge Aviation Services, Inc., Preferred Equity	(f)(j)	Capital Goods	1,303	1,303	1,263
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(j)(l)	Capital Goods	490,213	490	466
Micronics, Inc., Common Equity	(g)(j)	Capital Goods	53,073	553	536
Micronics, Inc., Preferred Equity	(g)(j)	Capital Goods	55	553	706
New Star Metals Inc., Common Equity	(g)(j)	Capital Goods	741,082	750	667
NewStar Financial, Inc., Warrants, 11/4/2024	(g)(h)(j)(o)	Diversified Financials	3,000,000	15,058	14,760
Plains Offshore Operations Inc., Preferred Equity	(e)(f)	Energy	52,666	65,802	64,672
Plains Offshore Operations Inc., Warrants, 11/18/2019	(e)(f)(j)	Energy	1,067,481	1,722	—
PSAV Holdings LLC, Common Equity	(f)	Technology Hardware & Equipment	10,000	10,000	31,500
Safariland, LLC, Common Equity	(f)(j)	Capital Goods	25,000	2,500	13,088
Safariland, LLC, Preferred Equity	(f)	Capital Goods	2,042	23,794	24,582
Safariland, LLC, Warrants, 7/27/2018	(f)(j)	Capital Goods	2,263	246	1,185
Safariland, LLC, Warrants, 9/20/2019	(f)(j)	Capital Goods	2,273	227	1,190
Sequel Industrial Products Holdings, LLC, Common Equity	(f)(g)(j)	Commercial & Professional Services	33,306	3,400	8,593
Sequel Industrial Products Holdings, LLC, Preferred Equity	(f)(g)	Commercial & Professional Services	8,000	11,081	11,088
Sequel Industrial Products Holdings, LLC, Warrants, 9/28/2022	(g)(j)	Commercial & Professional Services	1,293	1	177
Sequel Industrial Products Holdings, LLC, Warrants, 5/10/2022	(f)(j)	Commercial & Professional Services	19,388	12	3,063

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Sequential Brands Group, Inc., Common Equity	(g)(h)(j)	Consumer Durables & Apparel	206,664	$ 2,790	$ 1,412
Sorenson Communications, Inc., Common Equity	(f)(j)	Telecommunication Services	46,163	—	33,090
Sunnova Holdings, LLC, Common Equity	(g)(j)	Energy	31,018	722	853
ThermaSys Corp., Common Equity	(f)(j)	Capital Goods	51,813	1	—
ThermaSys Corp., Preferred Equity	(f)(j)	Capital Goods	51,813	5,181	1,010
VPG Group Holdings LLC, Class A-2 Units	(f)(j)	Materials	3,637,500	3,638	1,455
Zeta Interactive Holdings Corp., Preferred Equity	(g)(j)	Software & Services	215,662	1,714	1,782

Total Equity/Other				353,477	467,783

Unfunded Contingent Warrant Commitment	(p)				(1,230)

Net Equity/Other					466,553

TOTAL INVESTMENTS—182.4%				$4,195,186	4,029,371

LIABILITIES IN EXCESS OF OTHER ASSETS—(82.4%)					$(1,820,443)

NET ASSETS—100%					$2,208,928

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2015, the three-month London Interbank Offered Rate, or LIBOR, was 0.61%, the Euro Interbank Offered Rate, or EURIBOR, was (0.13)% and the U.S. Prime Lending Rate, or Prime, was 3.50%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(f)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

(g)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(h)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2015, 79.7% of the Company’s total assets represented qualifying assets.

(i)	Listed investments may be treated as debt for GAAP or tax purposes.

(j)	Security is non-income producing.

(k)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

(l)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(m)	Security held within IC Arches Investments LLC, a wholly-owned subsidiary of the Company.

(n)	Security is an unfunded commitment. Reflects the stated spread at the time of commitment, but may not be the actual rate received upon funding.

(o)	Includes 250,000 NewStar Financial, Inc., or NewStar, warrants, which is the maximum number of warrants that the Company will forfeit in the event that the Company declines to fund additional subordinated debt investments in NewStar in an amount not to exceed $6,250, upon the request of NewStar.

(p)	Represents the maximum number of NewStar warrants that the Company will forfeit in the event that the Company declines to fund additional subordinated debt investments in NewStar in an amount not to exceed $6,250, upon the request of NewStar.

(q)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities. During the year ended December 31, 2015, the Company made an investment in and, in connection with such investment is deemed to be an “affiliated person” of (but would not be deemed to “control”), the following portfolio companies:

Portfolio Company	Purchases	Sales and Repayments	Interest Income	Fee Income	Dividend Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Senior Secured Loans—First Lien
Allen Systems Group, Inc.	$37,634	—	$2,603	$790	—	—	$380
Equity/Other
Allen Systems Group, Inc., Common Equity	$36,422	—	—	—	—	—	$41,476
Fronton Investor Holdings, LLC, Class B Units	—	$(1,046)	—	—	$299	—	$2,391

(r)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to “control” a portfolio company if it owns 25% or more of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. During the year ended December 31, 2015, the Company made an investment in and, in connection with such investment is deemed to be an “affiliated person” of and deemed to “control” the following portfolio company:

Portfolio Company	Purchases	Sales and Repayments	Interest Income	Fee Income	Dividend Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Senior Secured Loans—Second Lien
JW Aluminum Co.	$32,887	—	$380	—	—	—	—
Equity/Other
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	$43,101	—	—	—	—	—	$743

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—93.2%
A.P. Plasman Inc.	(f)(g)(h)(i)(k)	Capital Goods	L+775	1.0%	12/29/19	$137,875	$137,875	$137,875
A.P. Plasman Inc.	(i)(k)(p)	Capital Goods	L+775	1.0%	12/29/19	36,919	36,919	36,919
AccentCare, Inc.	(i)	Health Care Equipment & Services	L+500	1.5%	12/22/16	1,954	1,855	1,712
Allen Systems Group, Inc.	(f)(i)	Software & Services	L+1,425	1.0%	12/14/17	1,539	1,718	1,897
Allen Systems Group, Inc.	(f)(i)	Software & Services	L+1,625	1.0%	12/14/17	36,832	41,114	45,410
Altus Power America, Inc.	(i)	Energy	L+750	1.5%	10/10/21	762	762	762
Altus Power America, Inc.	(i)(p)	Energy	L+750	1.5%	10/10/21	2,363	2,363	2,363
American Racing and Entertainment, LLC	(f)	Consumer Services	L+700		7/1/15	12,500	12,500	12,484
American Racing and Entertainment, LLC	(f)	Consumer Services	9.0%		7/1/15	7,750	7,750	7,769
American Racing and Entertainment, LLC	(f)	Consumer Services	L+800	1.0%	7/1/18	5,495	5,495	5,516
American Racing and Entertainment, LLC	(f)(p)	Consumer Services	L+800	1.0%	7/1/18	1,005	1,005	1,009
AP Exhaust Acquisition, LLC	(h)	Automobiles & Components	L+775	1.5%	1/16/21	14,595	14,595	14,157
Aspect Software, Inc.	(i)	Software & Services	L+550	1.8%	5/7/16	1,172	1,158	1,149
Azure Midstream Energy LLC	(i)	Energy	L+550	1.0%	11/15/18	327	323	294
BenefitMall Holdings, Inc.	(h)	Commercial & Professional Services	L+725	1.0%	11/24/20	15,000	15,000	15,000
BenefitMall Holdings, Inc.	(i)(p)	Commercial & Professional Services	L+725	1.0%	11/24/20	5,455	5,455	5,455
Boomerang Tube, LLC	(i)	Energy	L+950	1.5%	10/11/17	17,864	17,521	15,497
Cadillac Jack, Inc.	(f)(h)(i)(k)	Consumer Services	L+850	1.0%	5/15/19	74,450	73,320	76,590
Caesars Entertainment Operating Co., Inc.	(e)(f)(k)	Consumer Services	L+575		3/1/17	12,621	11,822	11,073
Caesars Entertainment Operating Co., Inc.	(f)(k)	Consumer Services	L+675		3/1/17	2,363	2,266	2,077
Caesars Entertainment Operating Co., Inc.	(e)(f)(g)(i)(k)	Consumer Services	L+875	1.0%	1/28/18	84,594	84,032	73,738
Caesars Entertainment Resort Properties, LLC	(e)(f)(i)	Consumer Services	L+600	1.0%	10/11/20	72,178	68,410	67,727
Corel Corp.	(f)(g)(h)(i)(k)	Software & Services	L+825		6/7/19	151,063	151,063	151,063
Corel Corp.	(i)(k)(p)	Software & Services	Prime+725		6/7/18	10,000	10,000	10,000
Corner Investment PropCo, LLC	(f)(i)	Consumer Services	L+975	1.3%	11/2/19	44,723	44,878	44,500
CoSentry.Net, LLC	(f)(h)(i)	Software & Services	L+800	1.3%	12/31/19	57,945	57,945	58,235
Crestwood Holdings LLC	(i)	Energy	L+600	1.0%	6/19/19	5,452	5,432	5,176
Dent Wizard International Corp.	(f)(h)(i)	Commercial & Professional Services	L+800		4/25/19	123,165	122,252	125,320
Dent Wizard International Corp.	(i)(p)	Commercial & Professional Services	Prime+325		4/25/19	5,000	5,000	5,000
Eastman Kodak Co.	(i)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,745	10,572	10,777
Flanders Corp.	(f)(h)	Capital Goods	L+950	1.5%	5/14/18	35,993	35,444	36,218
Fronton Holdings, LLC	(f)	Consumer Services	15.0%		4/30/19	3,736	3,703	3,736
HBC Solutions, Inc.	(f)(g)(i)	Media	L+875	1.5%	2/4/18	84,990	84,990	84,990
Industrial Group Intermediate Holdings, LLC	(h)	Materials	L+800	1.3%	5/31/20	13,894	13,894	13,894
Industry City TI Lessor, L.P.	(i)	Consumer Services	5.0%, 5.3% PIK (5.3% Max PIK)		6/30/26	24,885	24,885	24,512

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Infiltrator Systems, Inc.	(f)(g)(h)(i)	Capital Goods	L+841	1.3%	6/27/18	$226,000	$225,860	$224,870
Intralinks, Inc.	(f)(i)(k)	Software & Services	L+525	2.0%	2/24/19	9,900	9,817	9,776
Lantiq Deutschland GmbH	(f)(i)(k)	Software & Services	L+900	2.0%	11/16/15	7,968	7,781	7,928
Larchmont Resources, LLC	(h)	Energy	L+725	1.0%	8/7/19	5,988	5,940	5,824
Leading Edge Aviation Services, Inc.	(f)(g)(h)(i)	Capital Goods	L+875	1.5%	6/30/19	33,799	33,485	33,292
LEAS Acquisition Co Ltd.	(i)(k)	Capital Goods	L+875	1.5%	6/30/19	€29,250	40,045	34,864
LEAS Acquisition Co Ltd.	(g)(k)	Capital Goods	L+875	1.5%	6/30/19	$10,628	10,628	10,468
Maritime Telecommunications Network, Inc.	(f)	Telecommunication Services	L+600	1.5%	3/4/16	3,242	3,230	3,161
MB Precision Holdings LLC	(h)	Capital Goods	L+725	1.3%	1/23/20	13,365	13,365	13,231
Micronics, Inc.	(f)(h)(i)	Capital Goods	L+800	1.3%	3/28/19	43,228	42,893	43,228
MMM Holdings, Inc.	(h)(i)	Health Care Equipment & Services	L+825	1.5%	12/12/17	8,956	8,841	8,687
MModal Inc.	(i)	Health Care Equipment & Services	L+775	1.3%	1/31/20	4,322	4,302	4,241
Mood Media Corp.	(i)(k)	Media	L+600	1.0%	5/1/19	698	692	685
MSO of Puerto Rico, Inc.	(h)(i)	Health Care Equipment & Services	L+825	1.5%	12/12/17	6,511	6,427	6,316
New Star Metals Inc.	(f)(h)(i)	Capital Goods	L+800	1.3%	3/20/20	36,575	36,575	36,575
Nova Wildcat Amerock, LLC	(h)(i)	Consumer Durables & Apparel	L+798	1.3%	9/10/19	20,000	20,000	19,600
Panda Sherman Power, LLC	(f)	Energy	L+750	1.5%	9/14/18	496	500	493
Panda Temple Power, LLC (TLA)	(f)	Energy	L+700	1.5%	7/17/18	2,583	2,582	2,619
PHRC License, LLC	(g)(h)(i)	Consumer Services	L+900	1.5%	8/14/20	45,000	45,000	44,550
Polymer Additives, Inc.	(i)	Materials	L+838	1.0%	12/20/21	10,511	10,510	10,511
Production Resource Group, LLC	(h)(i)	Media	L+750	1.0%	7/23/19	32,500	32,500	32,663
PRV Aerospace, LLC	(i)	Capital Goods	L+525	1.3%	5/9/18	80	80	79
Reddy Ice Holdings, Inc.	(i)	Food & Staples Retailing	L+550	1.3%	5/1/19	1,170	1,160	1,032
Safariland, LLC	(f)(h)(i)	Capital Goods	L+800	1.3%	9/20/19	150,400	150,400	152,656
Shell Topco L.P.	(h)(i)	Materials	L+750	1.5%	9/28/18	30,000	29,698	30,525
Smile Brands Group Inc.	(i)	Health Care Equipment & Services	L+625	1.3%	8/16/19	20,243	19,878	19,383
Sorenson Communications, Inc.	(e)(f)(h)(i)	Telecommunication Services	L+575	2.3%	4/30/20	93,500	93,081	94,435
Southcross Holdings Borrower LP	(i)	Energy	L+500	1.0%	8/4/21	316	314	283
Sports Authority, Inc.	(h)	Consumer Durables & Apparel	L+600	1.5%	11/16/17	6,318	6,321	5,607
Stallion Oilfield Holdings, Inc.	(h)	Energy	L+675	1.3%	6/19/18	4,810	4,775	4,119
SunGard Availability Services Capital, Inc.	(e)	Software & Services	L+500	1.0%	3/29/19	4,975	4,623	4,455
Sunnova Asset Portfolio 5 Holdings, LLC.	(i)	Energy	12.0% PIK (12.0% Max PIK)		11/14/21	1,803	1,803	1,803
Sunnova Asset Portfolio 5 Holdings, LLC.	(i)(p)	Energy	12.0% PIK (12.0% Max PIK)		11/14/21	3,200	3,200	3,200
Swiss Watch International, Inc.	(f)(h)(i)	Consumer Durables & Apparel	L+725	1.3%	11/8/18	47,000	46,359	45,355
U.S. Xpress Enterprises, Inc.	(f)(g)	Transportation	L+850, 1.5% PIK (1.5% Max PIK)	1.5%	5/30/19	74,813	74,813	74,813
Virtual Radiologic Corp.	(i)	Health Care Equipment & Services	L+550	1.8%	12/22/16	3,484	3,452	2,645

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
VPG Group Holdings LLC	(f)(h)(i)	Materials	L+900	1.0%	10/4/16	$79,195	$ 78,764	$ 79,393
Waste Pro USA, Inc.	(f)(g)(h)	Commercial & Professional Services	L+750	1.0%	10/15/20	86,889	86,889	86,889
Waste Pro USA, Inc.	(i)(p)	Commercial & Professional Services	L+750	1.0%	10/15/20	9,444	9,444	9,444

Total Senior Secured Loans—First Lien							2,289,343	2,279,592
Unfunded Loan Commitments							(73,386)	(73,386)

Net Senior Secured Loans—First Lien							2,215,957	2,206,206

Senior Secured Loans—Second Lien—29.9%
Advance Pierre Foods, Inc.	(e)(f)(g)	Food & Staples Retailing	L+825	1.3%	10/10/17	17,556	17,379	17,292
Affordable Care, Inc.	(f)(g)(i)	Health Care Equipment & Services	L+925	1.3%	12/26/19	44,314	43,893	43,871
Alison US LLC	(i)(k)	Capital Goods	L+850	1.0%	8/29/22	4,444	4,273	4,161
American Energy—Utica, LLC	(f)	Energy	L+400, 5.5% PIK (5.5% Max PIK)	1.5%	9/30/18	79,987	79,987	78,387
American Energy—Utica, LLC	(g)	Energy	L+400, 5.5% PIK (5.5% Max PIK)	1.5%	9/30/18	54,324	54,324	53,238
American Racing and Entertainment, LLC	(g)	Consumer Services	12.0%		7/1/18	16,800	16,380	16,800
BPA Laboratories, Inc.	(i)	Pharmaceuticals, Biotechnology & Life Sciences	2.5%		7/3/17	593	475	526
Brasa (Holdings) Inc.	(f)	Consumer Services	L+950	1.5%	1/20/20	6,211	6,031	6,149
Brock Holdings III, Inc.	(i)	Energy	L+825	1.8%	3/16/18	6,923	6,855	5,573
Byrider Finance, LLC	(g)(i)	Automobiles & Components	L+1000	1.3%	8/22/20	10,000	10,000	10,000
Compuware Corp.	(e)(i)(j)	Software & Services	L+825	1.0%	12/9/22	10,000	8,700	9,250
Consolidated Precision Products Corp.	(f)	Capital Goods	L+775	1.0%	4/30/21	10,925	10,877	10,434
DEI Sales, Inc.	(f)(g)	Commercial & Professional Services	L+900	1.5%	1/15/18	57,500	56,978	55,991
Eastman Kodak Co.	(f)(g)	Consumer Durables & Apparel	L+950	1.3%	9/3/20	50,000	48,918	50,000
Nielsen & Bainbridge, LLC	(i)	Consumer Services	L+925	1.0%	8/15/21	15,000	14,786	14,775
OSP Group, Inc.	(f)(g)(i)	Consumer Durables & Apparel	L+800	1.3%	7/31/20	145,000	145,000	144,275
Paw Luxco II Sarl	(g)(k)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€16,364	20,200	17,203
Pelican Products, Inc.	(i)	Capital Goods	L+825	1.0%	4/9/21	$4,222	4,194	4,169
PSAV Acquisition Corp.	(f)(i)	Technology Hardware & Equipment	L+825	1.0%	1/24/22	80,000	78,898	80,500
Sensus USA Inc.	(i)	Capital Goods	L+725	1.3%	5/9/18	3,000	3,027	2,873
Sequential Brands Group, Inc.	(f)	Consumer Durables & Apparel	L+800	1.0%	8/15/20	25,000	25,000	25,000
Stadium Management Corp.	(f)	Consumer Services	L+825	1.0%	2/15/22	57,500	57,500	57,788

Total Senior Secured Loans—Second Lien							713,675	708,255

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Bonds—15.2%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	$78,500	$ 77,139	$ 52,203
Allen Systems Group, Inc.	(f)(g)(i)(m)(q)	Software & Services	10.5%		11/15/16	38,448	31,201	13,457
Aspect Software, Inc.	(e)	Software & Services	10.6%		5/15/17	6,000	5,991	5,700
Avaya Inc.	(e)(f)(g)	Technology Hardware & Equipment	10.5%		3/1/21	39,250	36,194	33,853
Caesars Entertainment Resort Properties, LLC	(e)(f)(g)	Consumer Services	11.0%		10/1/21	60,138	59,854	55,026
FourPoint Energy, LLC	(f)(g)	Energy	8.0%		12/31/20	70,875	67,690	62,370
FourPoint Energy, LLC	(f)(g)(p)	Energy	8.0%		12/31/20	27,563	27,563	24,255
Global A&T Electronics Ltd.	(i)(k)	Technology Hardware & Equipment	10.0%		2/1/19	9,000	9,000	8,118
JW Aluminum Co.	(f)(g)(i)	Materials	11.5%, 1.0% PIK (1.0% Max PIK)		11/15/17	66,297	65,818	66,297
Logan’s Roadhouse Inc.	(e)(g)	Consumer Services	10.8%		10/15/17	56,294	46,855	41,728
Sorenson Communications, Inc.	(g)	Telecommunication Services	9.0%		10/31/20	19,898	19,158	18,903
Speedy Cash Intermediate Holdings Corp.	(f)	Diversified Financials	10.8%		5/15/18	5,000	5,061	4,928

Total Senior Secured Bonds							451,524	386,838
Unfunded Bond Commitments							(27,563)	(27,563)

Net Senior Secured Bonds							423,961	359,275

Subordinated Debt—19.6%
Alta Mesa Holdings, L.P.	(e)	Energy	9.6%		10/15/18	11,165	11,084	9,468
Aurora Diagnostics, LLC	(f)(g)	Pharmaceuticals, Biotechnology & Life Sciences	10.8%		1/15/18	18,065	18,099	15,717
Brooklyn Basketball Holdings, LLC	(g)(i)	Consumer Services	L+800		10/15/19	19,873	19,873	19,674
Cadillac Jack, Inc.	(g)(k)	Consumer Services	6.0%, 7.0% PIK (7.0% Max PIK)		5/15/20	52,268	36,561	54,947
Comstock Resources, Inc.	(f)(k)	Energy	9.5%		6/15/20	7,500	7,232	5,063
Flanders Corp.	(f)(g)	Capital Goods	13.8% PIK (13.8% Max PIK)		5/14/18	22,344	22,217	19,495
Flanders Corp.	(g)(i)	Capital Goods	17.5% PIK (17.5% Max PIK)		5/14/18	21,595	20,227	21,325
Global Jet Capital, Inc.	(i)	Commercial & Professional Services	8.0% PIK (8.0% Max PIK)		1/30/15	313	313	313
HBC Solutions, Inc.	(i)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	303	303	303
HBC Solutions, Inc.	(i)(p)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	150	150	150
Jupiter Resources, Inc.	(e)(g)(k)	Energy	8.5%		10/1/22	6,425	5,306	4,819
Kinetic Concepts, Inc.	(e)(f)	Health Care Equipment & Services	12.5%		11/1/19	15,000	14,256	16,500
KODA Distribution Group, Inc.	(f)	Materials	11.3%		9/30/19	35,000	34,440	35,000
Lightstream Resources, Ltd.	(g)(k)	Energy	8.6%		2/1/20	1,650	1,290	1,163
Mood Media Corp.	(e)(f)(g)(k)	Media	9.3%		10/15/20	43,135	42,124	35,263
NewStar Financial, Inc.	(f)(i)(k)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	50,000	34,997	37,500
P.F. Chang’s China Bistro, Inc.	(e)	Consumer Services	10.3%		6/30/20	1,390	1,384	1,397

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
RKI Exploration & Production, LLC	(e)(g)	Energy	8.5%		8/1/21	$ 12,550	$ 12,362	$ 10,229
Samson Investment Co.	(e)(f)(g)(i)	Energy	9.8%		2/15/20	14,200	13,397	5,964
Sandridge Energy, Inc.	(e)(i)(k)	Energy	8.8%		1/5/20	7,500	6,321	5,119
Sequel Industrial Products Holdings, LLC	(g)	Energy	12.0%, 2.5% PIK (2.5% Max PIK)		5/10/18	7,000	6,909	7,245
Sidewinder Drilling Inc.	(f)	Energy	9.8%		11/15/19	4,328	4,328	2,532
Sorenson Communications, Inc.	(g)	Telecommunication Services	13.0%		10/31/21	15,122	14,112	15,425
Talos Production, LLC	(g)	Energy	9.8%		2/15/18	1,500	1,364	1,358
ThermaSys Corp.	(f)(g)	Capital Goods	9.0%, 1.8% PIK ( 5.0% Max PIK)		5/3/20	133,295	133,295	132,628
VPG Group Holdings LLC	(f)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		7/15/19	5,142	5,142	5,232
Warren Resources, Inc.	(g)	Energy	9.0%		8/1/22	1,000	709	625

Total Subordinated Debt							467,795	464,454
Unfunded Debt Commitments							(150)	(150)

Net Subordinated Debt							467,645	464,304

Collateralized Securities—5.2%
ACASC 2013-2A B	(g)(i)(k)	Diversified Financials	8.1%		10/15/23	30,500	25,488	25,338
Dryden CDO 23A Class Subord.	(i)(k)	Diversified Financials	19.1%		7/17/23	10,000	5,810	7,967
JPMorgan Chase Bank, N.A. Credit-Linked Notes	(g)(k)	Diversified Financials	14.3%		12/20/21	16,740	16,594	17,284
Lightpoint CLO 2006 V Class D	(g)(k)	Diversified Financials	L+365		8/5/19	6,500	4,087	6,361
NewStar Clarendon 2014-1A Class D	(i)(j)(k)	Diversified Financials	L+435		1/25/27	1,560	1,461	1,461
NewStar Clarendon 2014-1A Sub B	(i)(j)(k)	Diversified Financials	12.5%		1/25/27	17,900	17,713	17,713
Rampart CLO 2007 1A Class Subord.	(i)(k)	Diversified Financials	24.2%		10/25/21	10,000	2,943	4,997
Stone Tower CLO VI Class Subord.	(g)(k)	Diversified Financials	32.6%		4/17/21	5,000	2,225	3,936
Wind River CLO Ltd. 2012 1A Class Sub B	(i)(k)	Diversified Financials	18.8%		1/15/24	42,504	34,041	38,863

Total Collateralized Securities							$110,362	$123,920

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—13.6%(l)
Altus Power America, Inc., Preferred Equity	(i)(m)	Energy	253,925	$254	$254
Amaya Gaming Group Inc., Warrants	(i)(k)(m)	Consumer Services	2,000,000	16,832	35,180
American Energy Appalachia Holdings, LLC	(i)(m)(n)	Energy	9,700,000	9,700	9,700
AP Exhaust Holdings, LLC, Common Equity	(i)(m)(o)	Automobiles & Components	811	811	580
Aquilex Corp., Common Equity, Class A Shares	(f)	Energy	15,128	1,088	4,295
Aquilex Corp., Common Equity, Class B Shares	(f)(g)	Energy	32,637	1,690	9,266
BPA Laboratories, Inc., Series A Warrants	(i)(m)	Pharmaceuticals, Biotechnology & Life Sciences	1,979	—	—
BPA Laboratories, Inc., Series B Warrants	(i)(m)	Pharmaceuticals, Biotechnology & Life Sciences	3,173	—	—
Burleigh Point, Ltd., Warrants	(i)(k)(m)	Retailing	17,256,081	1,898	5,004
CoSentry.Net, LLC, Preferred Equity	(g)(m)	Software & Services	2,632	2,500	4,185
Eastman Kodak Co., Common Equity	(f)(i)(m)	Consumer Durables & Apparel	61,859	1,202	1,343
ERC Ireland Holdings Ltd., Common Equity	(g)(i)(j)(k)(m)	Telecommunication Services	37,547	5,219	5,950
ERC Ireland Holdings Ltd., Warrants	(i)(k)(m)	Telecommunication Services	15,809	2,288	2,505
Flanders Corp., Common Equity	(g)(m)	Capital Goods	6,177,490	6,531	1,853
FourPoint Energy, LLC, Class C Units	(i)(m)(o)	Energy	21,000	21,000	26,775
FourPoint Energy, LLC, Class D Units	(i)(m)(o)	Energy	3,937	2,601	5,059
Fronton Investor Holdings, LLC, Class B Units	(i)(m)(o)(s)	Consumer Services	14,943	17,931	14,793
HBC Solutions, Inc., Common Equity, Class A Units	(i)(m)	Media	26,774	3,027	3,539
Industrial Group Intermediate Holdings, LLC, Common Equity	(i)(m)(o)	Materials	347,107	347	486
JW Aluminum Co., Common Equity	(g)(m)	Materials	37,500	3,225	—
Leading Edge Aviation Services, Inc., Common Equity	(g)(m)	Capital Goods	4,401	464	92
Leading Edge Aviation Services, Inc., Preferred Equity	(g)(m)	Capital Goods	1,303	1,303	1,303
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(m)	Capital Goods	490,213	490	490
Micronics, Inc., Common Equity	(i)(m)	Capital Goods	53,073	553	918
Micronics, Inc., Preferred Equity	(i)(m)	Capital Goods	55	553	553
Milagro Holdings, LLC, Common Equity	(g)(m)	Energy	12,057	50	—
Milagro Holdings, LLC, Preferred Equity	(i)(m)	Energy	283,947	11,180	525
MModal Inc., Common Equity	(i)(m)	Health Care Equipment & Services	56,529	933	850
New Star Metals Inc., Common Equity	(i)	Capital Goods	741,082	750	963
NewStar Financial, Inc., Warrants	(i)(k)(m)	Diversified Financials	2,375,000	15,058	15,675
Plains Offshore Operations Inc., Preferred Equity	(f)(g)	Energy	50,000	61,722	66,778
Plains Offshore Operations Inc., Warrants	(f)(g)(m)	Energy	1,067,481	1,722	2,028

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
PSAV Holdings LLC, Common Equity	(g)(m)	Technology Hardware & Equipment	10,000	10,000	15,000
Safariland, LLC, Common Equity	(g)(m)	Capital Goods	25,000	2,500	10,220
Safariland, LLC, Preferred Equity	(g)	Capital Goods	2,042	22,284	22,578
Safariland, LLC, Warrants	(g)(m)	Capital Goods	4,536	473	1,854
Sequel Industrial Products Holdings, LLC, Common Equity	(g)(i)(m)	Energy	33,306	$3,400	$9,272
Sequel Industrial Products Holdings, LLC, Preferred Equity	(g)(i)	Energy	8,000	10,085	10,094
Sequel Industrial Products Holdings, LLC, Warrants	(i)(m)(r)	Energy	1,293	1	204
Sequel Industrial Products Holdings, LLC, Warrants	(g)(m)(r)	Energy	19,388	12	3,459
Sorenson Communications, Inc., Common Equity	(g)(m)	Telecommunication Services	46,163	—	21,572
ThermaSys Corp., Common Equity	(g)(m)	Capital Goods	51,813	1	—
ThermaSys Corp., Preferred Equity	(g)	Capital Goods	51,813	5,181	5,129
VPG Group Holdings LLC, Class A-2 Units	(g)(m)	Materials	3,637,500	3,638	3,638

Total Equity/Other				250,497	323,962

Unfunded Contingent Warrant Commitment					(2,475)

Net Equity/Other					321,487

TOTAL INVESTMENTS—176.7%				$4,182,097	4,183,447

LIABILITIES IN EXCESS OF OTHER ASSETS—(76.7%)					(1,816,461)

NET ASSETS—100%					$2,366,986

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2014, the three-month London Interbank Offered Rate, or LIBOR, was 0.26%, the Euro Interbank Offered Rate, or EURIBOR, was 0.08% and the U.S. Prime Lending Rate, or Prime, was 3.25%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

(f)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(g)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2014

(in thousands, except share amounts)

(h)	Security or portion thereof held within Walnut Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Wells Fargo Bank, National Association (see Note 8). As of January 16, 2015, all such securities held within Walnut Street Funding LLC were sold or transferred to FS Investment Corporation.

(i)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(j)	Position or portion thereof unsettled as of December 31, 2014.

(k)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2014, 78.7% of the Company’s total assets represented qualifying assets.

(l)	Listed investments may be treated as debt for GAAP or tax purposes.

(m)	Security is non-income producing.

(n)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(o)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(p)	Security is an unfunded loan commitment.

(q)	Security was on non-accrual status as of December 31, 2014.

(r)	Warrants expire on September 28, 2022 and May 10, 2022 and the strike prices are $121.00 and $100.00 per share, respectively.

(s)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns 25% or more of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. During the year ended December 31, 2014, the Company made an investment in and, in connection with such investment is deemed to be an “affiliated person” of (but would not be deemed to “control”), the following portfolio company:

Portfolio Company	Purchases	Sales and Repayments	Interest Income	Fee Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Equity/Other
Fronton Investor Holdings, LLC, Class B Units	$17,931	—	—	—	—	$(3,138)

See notes to consolidated financial statements.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation (NYSE: FSIC), or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2015, the Company had three wholly-owned financing subsidiaries and four wholly-owned subsidiaries through which it holds equity interests in non-controlled portfolio companies. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2015. All significant intercompany transactions have been eliminated in consolidation.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase or otherwise acquire minority interests, in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in the Company’s target companies, generally in conjunction with one of the Company’s debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the audited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash balances are maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of Portfolio Investments: The Company determines the net asset value of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Company’s investment adviser, FB Income Advisor, LLC, or FB Advisor, provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

•

the Company’s quarterly fair valuation process begins with FB Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•	FB Advisor’s management team then provides the valuation committee with preliminary valuations for each portfolio company or investment;

•	preliminary valuations are then discussed with the valuation committee;

•

the Company’s valuation committee reviews the preliminary valuations and FB Advisor’s management team, together with its independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that the Company’s board of directors approve the fair valuations; and

•

the Company’s board of directors discusses the valuations and determines the fair value of each such investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s audited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s consolidated financial statements. In making its determination of fair value, the Company’s board of directors may use any approved independent

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

third-party pricing or valuation services. However, the Company’s board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FB Advisor or any approved independent third-party valuation or pricing service that the Company’s board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that FB Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may consider when determining the fair value of the Company’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The Company’s board of directors, in its determination of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

FB Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. FB Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as the Company’s board of directors, in consultation with FB Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When the Company receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

debt securities and any such warrants or other equity securities received at the time of origination. The Company’s board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is solely responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process. The Company’s board of directors has delegated day-to-day responsibility for implementing its valuation policy to FB Advisor’s management team, and has authorized FB Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Company’s board of directors. The valuation committee is responsible for overseeing FB Advisor’s implementation of the valuation process.

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee: At the Company’s 2013 annual meeting of stockholders, the Company received stockholder approval to amend and restate the investment advisory and administrative services

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

agreement, dated February 12, 2008 (as amended on August 5, 2008), or the 2008 investment advisory and administrative services agreement, by and between the Company and FB Income Advisor, LLC, or FB Advisor, effective upon a listing of the Company’s shares of common stock on a national securities exchange. The Company’s shares of common stock were listed and commenced trading on the New York Stock Exchange, or the NYSE, on April 16, 2014. On April 16, 2014, the Company entered into an amended and restated investment advisory agreement, or the April 2014 investment advisory agreement, with FB Advisor. Also on April 16, 2014, the Company entered into an administration agreement with FB Advisor, or the administration agreement, which governs the administrative services provided to the Company by FB Advisor that had previously been addressed in the 2008 investment advisory and administrative services agreement.

At a special meeting of stockholders of the Company that was adjourned on June 23, 2014 and reconvened on July 17, 2014, the Company received stockholder approval to amend and restate the April 2014 investment advisory agreement. On July 17, 2014, the Company entered into an amended and restated investment advisory agreement, or the July 2014 investment advisory agreement, with FB Advisor.

Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While none of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement or the July 2014 investment advisory agreement include or contemplate the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, the Company changed its methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee: Pursuant to the terms of each of the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the 2008 investment advisory and administrative services agreement, which was calculated and payable quarterly in arrears, equaled 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor did not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

exceeded the hurdle rate, FB Advisor was entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of the Company’s net assets rather than adjusted capital.

Under the July 2014 investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of the Company’s net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

Income Taxes: The Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, the Company will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Company intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. The Company is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes. The Company accrued $6,056, $5,400 and $5,742 in estimated excise taxes payable in respect of income received during the years ended December 31, 2015, 2014 and 2013, respectively. During the years ended December 31, 2015, 2014, and 2013 respectively, the Company paid $5,853, $5,407 and $1,347 in excise and other taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its consolidated statements of operations. During the years ended December 31, 2015, 2014 and 2013, the Company did not incur any interest or penalties.

The Company has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions: Distributions to the Company’s stockholders are recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to declare and pay such distributions on a quarterly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

Reclassifications: Certain amounts in the consolidated financial statements for the years ended December 31, 2014 and 2013 have been reclassified to conform to the classifications used to prepare the consolidated financial statements for the year ended December 31, 2015. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2015, 2014 and 2013:

	Year Ended December 31,
	2015		2014		2013
	Shares	Amount	Shares	Amount	Shares	Amount
Reinvestment of Distributions(1)	1,950,457	$19,163	5,674,543	$57,972	10,771,271	$109,373
Share Repurchase Program	—	—	(872,865)	(8,903)	(3,341,931)	(33,806)
Fractional Share Round Up	—	—	30,533	—	—	—
Listing Tender Offer	—	—	(23,255,813)	(250,000)	—	—

Net Proceeds from Share Transactions	1,950,457	$19,163	(18,423,602)	$(200,931)	7,429,340	$75,567

(1)	Following the closing of its continuous public offering in May 2012, the Company has continued to issue shares only pursuant to its distribution reinvestment plan.

In connection with the listing of its shares of common stock on the NYSE, the Company terminated its previous distribution reinvestment plan, or the old DRP. The final distribution reinvestment under the old DRP was made in connection with the regular monthly cash distribution paid on March 31, 2014 to stockholders of record as of the close of business on March 28, 2014. On May 23, 2014, the Company adopted a new distribution reinvestment plan, or the new DRP, which became effective on June 2, 2014. The new DRP was first implemented in connection with the regular monthly cash distribution paid on July 2, 2014 to stockholders of record as of the close of business on June 24, 2014. During the years ended December 31, 2015, 2014 and 2013, the Company issued 1,950,457, 5,674,543 and 10,771,271 shares of common stock pursuant to its distribution reinvestment plan in effect on the applicable date of issuance for gross proceeds of $19,163, $57,972 and $109,373 at an average price per share of $9.82, $10.22 and $10.15, respectively. For additional information regarding the terms of the new DRP, see Note 5.

Listing and Fractional Shares

The Company’s shares of common stock were listed and commenced trading on the NYSE on April 16, 2014. The Company eliminated any outstanding fractional shares of its common stock in connection with the listing, as permitted by the Maryland General Corporation Law. The Company eliminated all outstanding fractional shares by rounding up the number of fractional shares held by each of the Company’s stockholders to the nearest whole number of shares as of April 4, 2014. As a result of the fractional share round up, the number of then outstanding shares was increased by 30,533 shares.

Share Repurchase Program

Historically, the Company conducted quarterly tender offers pursuant to its former share repurchase program to provide limited liquidity to its stockholders. In anticipation of the listing of the Company’s shares of common stock on the NYSE, the Company’s board of directors terminated its share repurchase program effective March 21, 2014. The listing has provided liquidity to the Company’s stockholders, and therefore the Company does not expect to implement a new share repurchase program in the future.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The following table sets forth the number of shares of common stock repurchased by the Company under its share repurchase program during the years ended December 31, 2014 and 2013:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2013
December 31, 2012	January 2, 2013	883,047	100%	$10.000	$8,830
March 31, 2013	April 1, 2013	1,053,119	100%	$10.100	$10,637
June 30, 2013	July 1, 2013	749,224	100%	$10.200	$7,642
September 30, 2013	October 1, 2013	656,541	100%	$10.200	$6,697
Fiscal 2014
December 31, 2013	January 2, 2014	872,865	100%	$10.200	$8,903

Listing Tender Offer

On April 16, 2014, the Company commenced a modified “Dutch auction” tender offer, or the listing tender offer, to purchase for cash up to $250,000 in value of the Company’s shares of common stock from stockholders. In accordance with the terms of the listing tender offer, the Company selected the lowest price, not greater than $11.00 per share or less than $10.35 per share, net to the tendering stockholder in cash, less any applicable withholding taxes and without interest, that enabled the Company to purchase the maximum number of shares of common stock properly tendered in the listing tender offer and not properly withdrawn having an aggregate purchase price of up to $250,000.

The listing tender offer expired on May 28, 2014. Due to the oversubscription of the listing tender offer, on June 4, 2014, the Company accepted for purchase on a pro rata basis 23,255,813 shares of common stock, or approximately 96.6% of the shares tendered at a purchase price of $10.75 per share, for an aggregate cost of approximately $250,000, excluding fees and expenses relating to the listing tender offer. The 23,255,813 shares of common stock accepted for purchase in the listing tender offer represented approximately 8.9% of the Company’s issued and outstanding shares of common stock as of June 4, 2014. The Company used available cash and borrowings under its senior secured revolving credit facility with ING Capital LLC, or ING, as administrative agent, and the lenders party thereto, or the ING credit facility, to fund the purchase of shares of common stock in the listing tender offer and to pay for all related fees and expenses.

Note 4. Related Party Transactions

Compensation of the Investment Adviser

Pursuant to the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, FB Advisor is entitled to an annual base management fee based on the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The Company commenced accruing fees under the 2008 investment advisory and administrative services agreement on January 2, 2009, upon commencement of the Company’s investment operations. Base management fees are paid on a quarterly basis in arrears. The annual base management fees

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

under the 2008 investment advisory and administrative services agreement and the April 2014 investment advisory agreement were equal to 2.0% of the average value of the Company’s gross assets.

In anticipation of the listing of the Company’s shares of common stock on the NYSE, FB Advisor recommended that the April 2014 investment advisory agreement be further amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on the Company’s net assets, from 8% to 7.5% and (ii) assuming the reduction to the hurdle rate was approved, reduce the base management fee from 2.0% to 1.75% of the average value of the Company’s gross assets. At a special meeting of stockholders that was adjourned on June 23, 2014 and reconvened on July 17, 2014, the Company received stockholder approval to amend and restate the April 2014 investment advisory agreement to reflect the amendments approved by the Company’s stockholders. On July 17, 2014, the Company entered into the July 2014 investment advisory agreement. While stockholder approval of the proposal was pending, FB Advisor agreed, effective April 1, 2014, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.75% of the average value of the Company’s gross assets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. Under the 2008 investment advisory and administrative services agreement, the subordinated incentive fee on income was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the 2008 investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor did not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeded the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter exceeded the hurdle rate, FB Advisor was entitled to a “catch-up” fee equal to the amount of the pre- incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equaled 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor received 20.0% of pre-incentive fee net investment income. Under the April 2014 investment advisory agreement, the subordinated incentive fee on income was calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income was based on the value of the Company’s net assets rather than adjusted capital.

Under the July 2014 investment advisory agreement, the hurdle rate, expressed as a rate of return on the value of the Company’s net assets, was reduced from 2.0% to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of the value of the Company’s net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

Under both the April 2014 investment advisory agreement and the July 2014 investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the July 2014 investment advisory agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee based on net realized and unrealized gains; however, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. The methodology for calculating the capital gains incentive fee is identical under the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement and the July 2014 investment advisory agreement.

Pursuant to the 2008 investment advisory and administrative services agreement, the Company reimbursed FB Advisor for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement was set at the lesser of (1) FB Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimated it would be required to pay alternative service providers for comparable services in the same geographic location. FB Advisor was required to allocate the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors then assessed the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party providers known to be available. In addition, the Company’s board of directors considered whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compared the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

Pursuant to the administration agreement, the Company reimburses FB Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P., or

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Franklin Square Holdings, providing administrative services to the Company on behalf of FB Advisor. The Company reimburses FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FB Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

The following table describes the fees and expenses accrued under the 2008 investment advisory and administrative services agreement, the April 2014 investment advisory agreement, the July 2014 investment advisory agreement and the administration agreement, as applicable, during the years ended December 31, 2015, 2014 and 2013:

			Year Ended December 31,
Related Party	Source Agreement	Description	2015	2014	2013
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and July 2014 Investment Advisory Agreement	Base Management Fee(1)	$75,401	$81,780	$90,247
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and July 2014 Investment Advisory Agreement	Capital Gains Incentive Fee(2)	$(21,075)	$(9,468)	$4,173
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and July 2014 Investment Advisory Agreement	Subordinated Incentive Fee on Income(3)	$61,036	$58,122	$62,253
FB Advisor	2008 Investment Advisory and Administrative Services Agreement, April 2014 Investment Advisory Agreement and Administration Agreement	Administrative Services Expenses(4)	$4,182	$4,794	$5,165

(1)	FB Advisor agreed, effective April 1, 2014, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.75% of the average value of the Company’s gross assets. For the year ended December 31, 2014, the amount shown is net of waivers of $2,837. During the years ended December 31, 2015, 2014 and 2013, $76,546, $84,920, and $89,054, respectively, in base management fees were paid to FB Advisor. As of December 31, 2015, $18,415 in base management fees were payable to FB Advisor.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

(2)	During the years ended December 31, 2015 and 2014, the Company reversed capital gains incentive fees of $21,075 and $9,468, respectively, based on the performance of its portfolio. During the year ended December 31, 2013, the Company accrued capital gains incentive fees of $4,173 based on the performance of its portfolio, of which $2,583 was based on unrealized gains and $1,590 was based on realized gains. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. The Company paid FB Advisor no capital gains incentive fees during the year ended December 31, 2015. As of December 31, 2015, no capital gains incentive fees were accrued.
(3)	During the year ended December 31, 2015, $60,751 of subordinated incentive fees on income were paid to FB Advisor. As of December 31, 2015, a subordinated incentive fee on income of $13,374 was payable to FB Advisor.
(4)	During the years ended December 31, 2015, 2014 and 2013, $3,664, $3,849 and $4,463, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FB Advisor and the remainder related to other reimbursable expenses. The Company paid $4,646, $4,537 and $4,959, respectively, in administrative services expenses to FB Advisor during the years ended December 31, 2015, 2014 and 2013.

Potential Conflicts of Interest

FB Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC and FS Global Advisor, LLC, the investment advisers to certain other BDCs and a closed-end management investment company affiliated with Franklin Square Holdings. As a result, such personnel provide investment advisory services to the Company and each of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and FS Global Credit Opportunities Fund. While none of FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FSIC IV Advisor, LLC or FS Global Advisor, LLC, is currently making private corporate debt investments for clients other than the Company, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FB Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FB Advisor or its management team. In addition, even in the absence of FB Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and/or FS Global Credit Opportunities Fund rather than to the Company.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated point. In an order dated June 4, 2013, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor,

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively the Company’s co-investment affiliates. The Company believes this relief has and may continue to enhance its ability to further its investment objectives and strategy. The Company believes this relief may also increase favorable investment opportunities for it, in part, by allowing the Company to participate in larger investments, together with its co-investment affiliates, than would be available to the Company if such relief had not been obtained. Because the Company did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, the Company is permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

Expense Reimbursement

Beginning on February 26, 2009, Franklin Square Holdings agreed to reimburse the Company for expenses in an amount that was sufficient to ensure that, for tax purposes, the Company’s net investment income and net capital gains were equal to or greater than the cumulative distributions paid to its stockholders in each quarter. This arrangement was designed to ensure that no portion of the Company’s distributions would represent a return of capital for its stockholders. Under this arrangement, Franklin Square Holdings had no obligation to reimburse any portion of the Company’s expenses. Franklin Square Holdings is controlled by the Company’s chairman and chief executive officer, Michael C. Forman, and its vice-chairman, David J. Adelman.

Pursuant to an expense support and conditional reimbursement agreement, dated as of March 13, 2012, and amended and restated as of May 16, 2013, or, as amended and restated, the expense reimbursement agreement, Franklin Square Holdings had agreed to reimburse the Company for expenses in an amount that was sufficient to ensure that no portion of the Company’s distributions to stockholders were paid from proceeds of the sale of shares of its common stock or borrowings.

As a result of the listing of the Company’s shares of common stock on the NYSE, effective November 7, 2014, Franklin Square Holdings terminated the expense reimbursement agreement pursuant to its terms. Since entering into the expense reimbursement agreement, no reimbursements were made, and no reimbursements were expected to be made in the foreseeable future, by Franklin Square Holdings, pursuant to the expense reimbursement agreement.

Trademark License Agreement

On April 16, 2014, in connection with the listing of its common stock on the NYSE, the Company entered into a trademark license agreement, or the trademark license agreement, with Franklin Square Holdings. Pursuant to the trademark license agreement, Franklin Square Holdings granted the Company a non-exclusive, nontransferable, royalty-free right and license to use the name “FS Investment Corporation” and certain other trademarks, or the licensed marks, as a component of the Company’s name (and in connection with marketing the investment advisory and other services that FB Advisor may provide to the Company). Other than with respect to this limited license, the Company has no other rights to the licensed marks. The trademark license agreement may be terminated by Franklin Square Holdings or the Company on sixty days’ prior written notice and expires if FB Advisor or one of Franklin Square Holdings’ affiliates ceases to serve as investment adviser to the Company. Furthermore, Franklin Square Holdings may terminate the trademark license agreement at any time and in its sole discretion in the event that Franklin Square Holdings or the Company receives notice of any third-party

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

claim arising out of the Company’s use of the licensed marks or if the Company attempts to assign or sublicense the trademark license agreement or any of the Company’s rights or duties under the trademark license agreement without the prior written consent of Franklin Square Holdings. FB Advisor is a third-party beneficiary of the trademark license agreement.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared on its common stock during the years ended December 31, 2015, 2014 and 2013:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2013(1)	$0.8303	$212,153
2014(2)(3)	1.0843	267,856
2015	0.8910	215,606

(1)	On June 25, 2013, the Company’s board of directors determined to increase the amount of the regular monthly cash distributions payable to stockholders of record from $0.0675 per share to $0.06975 per share, effective as of June 28, 2013. On October 16, 2013, the Company’s board of directors determined to increase the amount of regular monthly cash distributions payable to stockholders of record from $0.06975 per share to $0.0720 per share, effective as of November 29, 2013.

(2)	On March 31, 2014, the Company’s board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share effective as of April 30, 2014.

(3)	On July 1, 2014, the board of directors of the Company declared a special cash distribution of $0.10 per share, which was paid on August 15, 2014 to stockholders of record as of the close of business on July 31, 2014. On October 10, 2014, the board of directors of the Company also declared a special cash distribution of $0.10 per share, which was paid on November 14, 2014 to stockholders of record as of the close of business on October 31, 2014.

On February 25, 2016, the Company’s board of directors declared a regular quarterly cash distribution of $0.22275 per share, which will be paid on or about April 4, 2016 to stockholders of record on March 23, 2016. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The old DRP terminated upon the listing of the Company’s shares of common stock on the NYSE. The final distribution reinvestment under the old DRP was made in connection with the regular monthly cash distribution paid on March 31, 2014 to stockholders of record as of the close of business on March 28, 2014. Under the old DRP, if the Company made a cash distribution, its stockholders received distributions in cash unless they specifically “opted in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. On May 23, 2014, the Company adopted the new DRP, which was effective June 2, 2014. The new DRP was first implemented in connection with the regular monthly cash distribution paid on July 2, 2014 to stockholders of record as of the close of business on June 24, 2014. Pursuant to the new DRP, the Company will reinvest all cash dividends or distributions declared by the

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

Company’s board of directors on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Company’s board of directors declares a distribution, then stockholders who have not elected to “opt out” of the new DRP will have their distributions automatically reinvested in additional shares of the Company’s common stock.

With respect to each distribution pursuant to the new DRP, the Company reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the new DRP. Unless the Company, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the new DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Company’s common stock on the payment date for the distribution, then the Company will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in the sole discretion of the Company, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Company will issue shares of common stock at net asset value per share. Pursuant to the terms of the new DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Company issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

If a stockholder receives distributions in the form of common stock pursuant to the new DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Company’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Company’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of shares of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the years ended December 31, 2015, 2014 and 2013:

	Year Ended December 31,
	2015		2014		2013
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—
Net investment income(1)	181,509	84%	196,227	73%	212,153	100%
Short-term capital gains proceeds from the sale of assets	—	—	39,835	15%	—	—
Long-term capital gains proceeds from the sale of assets	34,097	16%	31,794	12%	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—

Total	$215,606	100%	$267,856	100%	$212,153	100%

(1)	During the years ended December 31, 2015, 2014 and 2013, 92.7%, 91.1% and 89.3%, respectively, of the Company’s gross investment income was attributable to cash income earned, 2.3%, 5.2% and 9.1%, respectively, was attributable to non-cash accretion of discount and 5.0%, 3.7% and 1.6%, respectively, was attributable to paid-in-kind, or PIK, interest.

The Company’s net investment income on a tax basis for the years ended December 31, 2015, 2014 and 2013 was $220,039, $221,880 and $236,936, respectively. As of December 31, 2015, the Company had $156,556 of undistributed net investment income and $29,888 of accumulated capital losses on a tax basis. As of December 31, 2014 and 2013, the Company had $152,743 and $148,676, respectively, of undistributed net investment income and realized gains on a tax basis.

The Company’s undistributed net investment income on a tax basis as of December 31, 2014 was adjusted following the filing of the Company’s 2014 tax return in September 2015. The adjustment was primarily due to tax-basis income received by the Company during the year ended December 31, 2014 exceeding GAAP-basis income on account of certain collateralized securities and interests in partnerships, and the reclassification of realized gains and losses upon the sale of certain collateralized securities held in its investment portfolio during such period. The tax notices for such collateralized securities and interests in partnerships were received by the Company subsequent to the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2014.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company, the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes and the reversal of non-deductible excise taxes.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the years ended December 31, 2015, 2014 and 2013:

	Year Ended December 31,
	2015	2014	2013
GAAP-basis net investment income	$265,090	$242,008	$244,976
Reversal of incentive fee accrual on unrealized gains	(21,075)	(9,468)	2,583
Excise taxes	6,056	5,400	5,742
Reclassification of unamortized original issue discount and prepayment fees	(35,005)	(19,436)	(15,904)
Other miscellaneous differences	4,973	3,376	(461)

Tax-basis net investment income	$220,039	$221,880	$236,936

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2015, the Company increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $17,657 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $13,364 and $4,293, respectively. During the year ended December 31, 2014, the Company increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $19,737 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $7,292 and $12,445, respectively. During the year ended December 31, 2013, the Company increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $8,441 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $6,633 and $1,808, respectively.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of December 31, 2015 and 2014, the components of accumulated earnings on a tax basis were as follows:

	Year Ended December 31,
	2015	2014
Distributable ordinary income (income and short-term capital gains)	$156,556	$118,026
Distributable realized gains (accumulated capital losses)(1)	(29,888)	34,097
Incentive fee accrual on unrealized gains	—	(21,075)
Unamortized organization costs	(343)	(386)
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency(2)	(184,276)	(22,465)

Total	$(57,951)	$108,197

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

(1)	Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of December 31, 2015, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $3,258 and $26,630, respectively.

(2)	As of December 31, 2015 and 2014, the gross unrealized appreciation on the Company’s investments and gain on foreign currency was $148,633 and $137,042, respectively. As of December 31, 2015 and 2014, the gross unrealized depreciation on the Company’s investments and loss on foreign currency was $332,909 and $159,507, respectively.

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $4,221,604 and $4,210,343 as of December 31, 2015 and 2014, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $(184,276) and $(22,465) as of December 31, 2015 and 2014, respectively.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2015 and 2014:

	December 31, 2015			December 31, 2014
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,248,419	$2,173,829	54%	$2,215,957	$2,206,206	53%
Senior Secured Loans—Second Lien	661,742	624,814	15%	713,675	708,255	17%
Senior Secured Bonds	344,196	240,754	6%	423,961	359,275	8%
Subordinated Debt	492,658	438,414	11%	467,645	464,304	11%
Collateralized Securities	94,694	85,007	2%	110,362	123,920	3%
Equity/Other	353,477	466,553	12%	250,497	321,487	8%

Total	$4,195,186	$4,029,371	100%	$4,182,097	$4,183,447	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

As of December 31, 2015, except for JW Aluminum Co., in which the Company has a second lien secured loan investment and two equity/other investments, the Company did not “control” any of its portfolio companies, as defined in the 1940 Act. As of December 31, 2015, except for Allen Systems Group, Inc., in which the Company has a senior secured loan investment and an equity/other investment, and Fronton Investor Holdings, LLC, in which the Company has an equity/other investment, the Company was not an “affiliated person” of any of its portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of December 31, 2014, except for one equity/other investment, Fronton Investor Holdings, LLC, the Company was not an “affiliated person” of any of its portfolio companies, as defined in the 1940 Act. As of

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

December 31, 2014, the Company did not “control” any of its portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of December 31, 2015, the Company had nineteen unfunded debt investments with aggregate unfunded commitments of $129,660, one unfunded commitment to purchase up to $467 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded equity investment in Sunnova Holdings, LLC with an unfunded commitment of $123. As of December 31, 2014, the Company had ten unfunded debt investments with aggregate unfunded commitments of $101,099 and one unfunded commitment to purchase up to $788 in shares of preferred stock of Altus Power America Holdings, LLC. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s consolidated schedules of investments as of December 31, 2015 and 2014.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2015 and 2014:

	December 31, 2015		December 31, 2014
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$95,950	2%	$24,737	1%
Capital Goods	906,387	22%	964,394	23%
Commercial & Professional Services	327,407	8%	283,513	7%
Consumer Durables & Apparel	259,789	6%	319,160	8%
Consumer Services	426,534	11%	692,533	17%
Diversified Financials	154,651	4%	179,548	4%
Energy	365,698	9%	434,424	10%
Food & Staples Retailing	—	—	18,324	0%
Food, Beverage & Tobacco	10,648	0%	—	—
Health Care Equipment & Services	195,420	5%	104,205	3%
Materials	275,429	7%	297,179	7%
Media	126,742	3%	157,443	4%
Pharmaceuticals, Biotechnology & Life Sciences	—	—	16,243	0%
Retailing	64,647	2%	5,004	0%
Semiconductors & Semiconductor Equipment	5,530	0%	—	—
Software & Services	425,992	11%	312,505	7%
Technology Hardware & Equipment	127,682	3%	137,471	3%
Telecommunication Services	160,206	4%	161,951	4%
Transportation	100,659	3%	74,813	2%

Total	$4,029,371	100%	$4,183,447	100%

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2015 and December 31, 2014, the Company’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	December 31, 2015	December 31, 2014
Level 1—Price quotations in active markets	$784	$1,343
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	4,028,587	4,182,104

	$4,029,371	$4,183,447

The Company’s investments as of December 31, 2015 consisted primarily of debt investments that were acquired directly from the issuer. Sixty senior secured loan investments, three senior secured bond investments, fourteen subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of the Company’s equity/other investments were also valued by independent valuation firms, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment, which was traded on an active public market, was valued at its closing price as of December 31, 2015. Two senior secured loan investments, which were newly issued and purchased near December 31, 2015, were valued at cost as the Company’s board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, the Company valued its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The Company’s investments as of December 31, 2014 consisted primarily of debt investments that were acquired directly from the issuer. Forty-one senior secured loan investments, one senior secured bond investment, eleven subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of the Company’s equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One equity investment, which is traded on an active public market, was valued at its closing price as of December 31, 2014. One senior secured loan investment and two collateralized loan securities, which were newly issued and purchased near December 31, 2014, were valued at cost as the Company’s board of directors determined that the cost of each such investment was the best indication of its fair value. Except as described above, the Company valued its other investments, including three equity/other investments, by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where the Company’s board of directors otherwise determines that the use of such other methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firms against the actual prices at which the Company purchases and sells its investments. The valuation committee of the Company’s board of directors and the board of directors, reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the years ended December 31, 2015 and 2014 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2015
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$2,206,206	$708,255	$359,275	$464,304	$123,920	$320,144	$4,182,104
Accretion of discount (amortization of premium)	4,754	1,958	4,751	18,258	66	99	29,886
Net realized gain (loss)	(7,090)	46	(28,225)	(20,637)	2,332	(8,852)	(62,426)
Net change in unrealized appreciation (depreciation)	(64,839)	(31,508)	(38,756)	(50,903)	(23,245)	42,645	(166,606)
Purchases	941,661	268,790	108,787	200,471	482	127,429	1,647,620
Paid-in-kind interest	2,282	3,589	2,970	12,282	—	2,406	23,529
Sales and redemptions	(909,145)	(326,316)	(168,048)	(185,361)	(18,548)	(18,102)	(1,625,520)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,173,829	$624,814	$240,754	$438,414	$85,007	$465,769	$4,028,587

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(57,975)	$(33,251)	$(66,310)	$(45,703)	$(20,972)	$31,696	$(192,515)

	For the Year Ended December 31, 2014
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$2,123,608	$897,845	$385,548	$426,728	$140,508	$161,197	$4,135,434
Accretion of discount (amortization of premium)	10,339	6,435	4,346	2,644	431	87	24,282
Net realized gain (loss)	4,746	8,842	(1,347)	6,154	6,581	5,631	30,607
Net change in unrealized appreciation (depreciation)	(53,131)	(27,989)	(35,937)	(8,105)	(6,744)	50,564	(81,342)
Purchases	1,260,125	386,982	215,937	169,456	19,217	126,358	2,178,075
Paid-in-kind interest	1,536	6,321	—	7,237	—	1,893	16,987
Sales and redemptions	(1,141,017)	(570,181)	(209,272)	(139,810)	(36,073)	(25,586)	(2,121,939)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,206,206	$708,255	$359,275	$464,304	$123,920	$320,144	$4,182,104

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(25,313)	$(9,193)	$(34,085)	$(5,016)	$(1,508)	$57,139	$(17,976)

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2015 and 2014 were as follows:

Type of Investment	Fair Value at December 31, 2015	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,885,927	Market Comparables	Market Yield (%)	3.0% - 16.8%	9.4%
			EBITDA Multiples (x)	7.5x - 8.4x	8.1x
	37,056	Other(2)	Other(2)	N/A	N/A
	184,346	Market Quotes	Indicative Dealer Quotes	30.0% - 99.3%	82.6%
	66,500	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	383,988	Market Comparables	Market Yield (%)	6.2% - 18.0%	13.9%
	240,826	Market Quotes	Indicative Dealer Quotes	68.4% - 101.0%	94.6%
Senior Secured Bonds	121,853	Market Comparables	Market Yield (%)	14.0% - 31.5%	20.5%
			EBITDA Multiples (x)	7.0x - 7.5x	7.3x
	118,901	Market Quotes	Indicative Dealer Quotes	30.3% - 94.4%	65.6%
Subordinated Debt	232,682	Market Comparables	Market Yield (%)	8.8% - 15.3%	13.4%
			EBITDA Multiples (x)	8.8x - 9.3x	9.0x
	99,822	Other(2)	Other(2)	N/A	N/A
	105,910	Market Quotes	Indicative Dealer Quotes	34.9% - 104.1%	74.6%
Collateralized Securities	15,987	Market Comparables	Market Yield (%)	13.2% - 13.2%	13.2%
	69,020	Market Quotes	Indicative Dealer Quotes	30.3% - 91.0%	63.1%
Equity/Other	368,274	Market Comparables	Market Yield (%)	12.0% - 12.5%	12.3%
			EBITDA Multiples (x)	5.3x - 14.5x	9.5x
			Production Multiples (Mboe/d)	$50,000.0 - $55,000.0	$52,500.0
			Proved Reserves Multiples (Mmboe)	$8.8 - $11.0	$9.2
			Capacity Multiple ($/kW)	$2,000.0 - $2,500.0	$2,250.0
		Option Valuation Model	Volatility (%)	40.0% - 72.5%	48.8%
	97,495	Other(2)	Other(2)	N/A	N/A

Total	$4,028,587

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.
(2)	Fair value based on expected outcome of proposed corporate transactions or other various factors.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2014	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,700,237	Market Comparables	Market Yield (%)	4.8% - 12.3%	9.0%
			EBITDA Multiples (x)	7.8x - 7.8x	7.8x
	47,307	Other	Other	N/A	N/A
	448,151	Market Quotes	Indicative Dealer Quotes	74.9% - 102.1%	95.3%
	10,511	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	319,917	Market Comparables	Market Yield (%)	8.8% - 12.3%	10.9%
	388,338	Market Quotes	Indicative Dealer Quotes	79.5% - 101.0%	98.3%
Senior Secured Bonds	59,062	Market Comparables	Market Yield (%)	10.5% - 11.0%	10.8%
	300,213	Market Quotes	Indicative Dealer Quotes	34.0% - 101.0%	83.9%
Subordinated Debt	333,351	Market Comparables	Market Yield (%)	8.8% - 18.3%	11.7%
			EBITDA Multiples (x)	7.8x - 8.3x	8.0x
	313	Other	Other	N/A	N/A
	130,640	Market Quotes	Indicative Dealer Quotes	41.5% - 110.5%	85.0%
Collateralized Securities	17,284	Market Comparables	Market Yield (%)	11.3% - 11.3%	11.3%
	87,462	Market Quotes	Indicative Dealer Quotes	50.0% - 97.9%	85.5%
	19,174	Cost	Cost	93.7% - 99.0%	98.6%
Equity/Other	310,839	Market Comparables	Market Yield (%)	13.0% - 15.8%	14.9%
			EBITDA Multiples (x)	5.3x - 12.0x	7.8x
			Production Multiples (Mboe/d)	$32,500.0 - $70,256.0	$46,915.4
			Proved Reserves Multiples (Mmboe)	$7.0 - $12.0	$11.0
			PV-10 Multiples (x)	0.5x - 1.8x	1.7x
		Discounted Cash Flow	Discount Rate (%)	17.3% - 17.3%	17.3%
		Option Valuation Model	Volatility (%)	37.5% - 55.5%	51.1%
	9,305	Market Quotes	Indicative Dealer Quotes	$13.8 - $132.7	$120.4

Total	$4,182,104

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements

The following table presents summary information with respect to the Company’s outstanding financing arrangements as of December 31, 2015:

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Broad Street Credit Facility	Revolving Credit Facility	L+1.50%	$—		$125,000	January 19, 2016
ING Credit Facility	Revolving Credit Facility	L+2.50%	$34,625	(1)	$265,375	April 3, 2018
JPM Facility	Repurchase Agreement	3.25%	$800,000		$—	April 15, 2017
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$325,000		$—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	$275,000		$—	May 15, 2022

(1)	Amount includes borrowing in U.S. dollars and Euros. Euro balance outstanding of €29,125 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.09 as of December 31, 2015 to reflect total amount outstanding in U.S. dollars.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the year ended December 31, 2015 were $1,877,789 and 3.75%, respectively. As of December 31, 2015, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 3.96%.

Arch Street Credit Facility

On July 14, 2014, Arch Street Funding LLC, or Arch Street, the Company’s former wholly-owned, special purpose financing subsidiary, repaid and terminated the revolving credit facility, or the Arch Street credit facility, with Citibank, N.A., as administrative agent, and the financial institutions and other lenders from time to time party thereto. The Arch Street credit facility provided for borrowings in an aggregate principal amount up to $350,000 on a committed basis. Prior to the termination of the Arch Street credit facility, borrowings under the Arch Street credit facility accrued interest at a rate equal to three-month LIBOR plus 2.05% per annum. Beginning November 27, 2012, Arch Street became required to pay a non-usage fee of 0.50% to the extent the aggregate principal amount available under the facility was not borrowed.

As of December 31, 2015 and 2014, no amounts remained outstanding under the Arch Street credit facility. The Company incurred costs of $4,884 in connection with obtaining and amending the Arch Street credit facility, which the Company recorded as deferred financing costs on its consolidated balance sheets and amortized to interest expense over the life of the facility. In conjunction with the repayment of the Arch Street credit facility on July 14, 2014, $2,226 of remaining unamortized deferred financing costs were charged to interest expense.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the years ended December 31, 2014 and 2013, the components of total interest expense for the Arch Street credit facility were as follows:

	Year Ended December 31,
	2014	2013
Direct interest expense	$4,173	$10,093
Non-usage fees	220	311
Amortization of deferred financing costs	2,896	1,481

Total interest expense	$7,289	$11,885

For the years ended December 31, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Arch Street credit facility were as follows:

	Year Ended December 31,
	2014	2013
Cash paid for interest expense(1)	$6,464	$12,121
Average borrowings under the facility(2)	$360,986	$488,712
Effective interest rate on borrowings (including the effect of non-usage fees)	—	1.99%
Weighted average interest rate (including the effect of non-usage fees)	2.24%	2.10%

(1)	Interest under the Arch Street credit facility was paid quarterly in arrears.

(2)	For the year ended December 31, 2014, average borrowings under the Arch Street credit facility are calculated from the beginning of the period to July 14, 2014, the date the Company terminated the facility.

Borrowings of Arch Street were considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Broad Street Credit Facility

On January 28, 2011, Broad Street Funding LLC, or Broad Street, the Company’s wholly-owned, special-purpose financing subsidiary, Deutsche Bank AG, New York Branch, or Deutsche Bank, and the other lenders party thereto entered into an amended and restated multi-lender, syndicated revolving credit facility, or the Broad Street credit facility, which amended and restated the revolving credit facility that Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto. On December 15, 2015, Broad Street and Deutsche Bank entered into an amendment to the facility which extended the maturity date to January 19, 2016. The Broad Street credit facility terminated on January 19, 2016. The Broad Street credit facility provided for borrowings of up to $125,000 at a rate of LIBOR, for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. Deutsche Bank was a lender and served as administrative agent under the facility.

Under the Broad Street credit facility, the Company transferred debt securities to Broad Street from time to time as a contribution to capital and retained a residual interest in the contributed debt securities through its ownership of Broad Street. The obligations of Broad Street under the facility were non-recourse to the Company and its exposure under the facility was limited to the value of its investment in Broad Street.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

As of December 31, 2015 and 2014, $0 and $65,808, respectively, was outstanding under the Broad Street credit facility. The carrying amount outstanding under the facility approximated its fair value. The Company incurred costs of $2,566 in connection with obtaining and amending the facility, which the Company had recorded as deferred financing costs on its consolidated balance sheets and amortized to interest expense over the life of the facility. As of December 31, 2015, all of the deferred financing costs have been amortized to interest expense.

For the years ended December 31, 2015, 2014 and 2013, the components of total interest expense for the Broad Street credit facility were as follows:

	Year Ended December 31,
	2015	2014	2013
Direct interest expense	$406	$1,847	$4,117
Non-usage fees	—	—	72
Amortization of deferred financing costs	—	—	225

Total interest expense	$406	$1,847	$4,414

For the years ended December 31, 2015, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Broad Street credit facility were as follows:

	Year Ended December 31,
	2015	2014	2013
Cash paid for interest expense(1)	$635	$1,719	$4,735
Average borrowings under the facility(2)	$69,063	$107,113	$230,466
Effective interest rate on borrowings (including the effect of non-usage fees)	—	1.75%	1.74%
Weighted average interest rate (including the effect of non-usage fees)	1.76%	1.75%	1.76%

(1)	Interest under the Broad Street credit facility was paid quarterly in arrears.

(2)	The average borrowings under the Broad Street credit facility are calculated for the period the Company had borrowings outstanding under the facility.

Borrowings of Broad Street were considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

ING Credit Facility

On April 3, 2014, the Company entered into a senior secured facility with ING Capital LLC, or ING, as administrative agent, and the lenders thereto, or the ING credit facility. The ING credit facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300,000, with an option for the Company to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $100,000 of additional commitments. The ING credit facility provides for the issuance of letters of credit in an aggregate face amount not to exceed $25,000. The Company’s obligations

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

under the ING credit facility are guaranteed by all of the Company’s subsidiaries, other than its special-purpose financing subsidiaries. The Company’s obligations under the ING credit facility are secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder other than the equity interests of its special-purpose financing subsidiaries.

Borrowings under the ING credit facility are subject to compliance with a borrowing base. Interest under the ING credit facility for (i) loans for which the Company elects the base rate option is payable at a rate equal to 1.5% per annum plus the greatest of (x) the “U.S. Prime Rate” as published in The Wall Street Journal, (y) the federal funds effective rate plus 0.5% per annum and (z) three-month LIBOR plus 1% per annum and (ii) loans for which the Company elects the option to borrow in Euro is payable at a rate equal to 2.50% per annum plus adjusted LIBOR. The ING credit facility is subject to a non-usage fee of (a) 1% per annum on the unused portion of the commitment under the ING credit facility for each day such unused portion is 65% or more of the commitments and (b) 0.375% per annum on the unused portion of the commitments for each day the unused portion is less than 65%. The Company will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the ING credit facility.

In connection with the ING credit facility, the Company has made certain representations and warranties and must comply with various covenants and reporting requirements customary for facilities of this type. In addition, the Company must comply with the following financial covenants: (a) the Company’s minimum stockholders’ equity, measured as of each fiscal quarter-end, must be greater than or equal to the greater of (i) 40% of assets of the Company and its subsidiaries as of the last day of such fiscal quarter and (ii) $1,980,744 (less amounts paid to purchase common stock in the Company’s listing tender offer), plus 50% of the net proceeds of any post-closing equity offerings; (b) the Company must maintain at all times a 200% asset coverage ratio; (c) the sum of (x) the Company and the guarantors’ net worth (defined as stockholders’ equity minus the net asset value held by the Company in any special-purpose financing subsidiaries) plus (y) 30% of the equity value of any special-purpose financing subsidiaries, must at all times be at least equal to the sum of (A) any unsecured longer-term debt of the Company and (B) accrued but unpaid base management fees and incentive fees at the time of measurement; and (d) the aggregate value of eligible portfolio investments that can be converted to cash in fewer than 20 business days without more than a 5% change in price must not be less than 10% of the covered debt amount (defined as the aggregate amount of outstanding loans and issued letters of credit under the facility, plus, to the extent incurred after closing of the ING credit facility, certain other permitted debt of the Company) for more than 30 business days during any period during which the covered debt amount (less cash and cash equivalents included in the borrowing base) is greater than 90% of the borrowing base (less cash and cash equivalents included therein).

The ING credit facility contains events of default customary for financing transactions of this type. Upon the occurrence of an event of default, ING, at the instruction of the lenders, may terminate the commitments and declare the outstanding advances and all other obligations under the ING credit facility immediately due and payable. During the continuation of an event of default and subject, in certain cases, to the instructions of the lenders, the Company must pay interest at a default rate.

As of December 31, 2015 and 2014, $34,625 and $123,019, respectively, was outstanding under the ING credit facility, which includes borrowings in Euro in an aggregate amount of €29,125 and €29,625, respectively. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $3,406 in connection with obtaining the ING credit facility, which the Company has recorded as deferred

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2015, $1,420 of such deferred financing costs had yet to be amortized to interest expense.

For the years ended December 31, 2015, 2014 and 2013, the components of total interest expense for the ING credit facility were as follows:

	Year Ended December 31,
	2015	2014	2013
Direct interest expense	$2,527	$3,994	—
Non-usage fees	1,520	616	—
Amortization of deferred financing costs	1,131	855	—

Total interest expense	$5,178	$5,465	—

For the years ended December 31, 2015, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the ING credit facility were as follows:

	Year Ended December 31,
	2015	2014	2013
Cash paid for interest expense(1)	$3,741	$4,272	—
Average borrowings under the facility(2)	$92,550	$251,387	—
Effective interest rate on borrowings (including the effect of non-usage fees)	10.79%	3.23%	—
Weighted average interest rate (including the effect of non-usage fees)	4.31%	2.46%	—

(1)	Interest under the ING credit facility is paid at the end of each interest period in arrears for borrowings in Euro and quarterly in arrears for base rate borrowings. This first interest payment was made on July 8, 2014.

(2)	For the year ended December 31, 2014, average borrowings under the ING credit facility are calculated for the period since the Company commenced borrowing thereunder to December 31, 2014.

JPM Financing

On July 21, 2011, through its two wholly-owned, special-purpose financing subsidiaries, Locust Street Funding LLC, or Locust Street, and Race Street Funding LLC, or Race Street, the Company entered into a debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, which has been subsequently amended from time to time. The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements. The Company and JPM most recently amended the financing arrangement on May 8, 2015 to, among other things, reduce the amount of outstanding available debt financing from $950,000 to $800,000.

Pursuant to the financing arrangement, the assets held by Locust Street secure the obligations of Locust Street under certain Class A Floating Rate Notes, or the Class A Notes, issued by Locust Street to Race Street pursuant to the Amended and Restated Indenture, dated as of September 26, 2012 and as supplemented by Supplemental Indenture No. 1, dated April 23, 2013, and Supplemental Indenture No. 2, dated May 8, 2015, in each case, with Citibank N.A., as trustee, or the Amended and Restated Indenture. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes issued by Locust Street is $960,000. All

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

principal and interest on the Class A Notes will be due and payable on the stated maturity date of April 15, 2024. Race Street has purchased all Class A Notes issued by Locust Street at a purchase price equal to their par value.

Pursuant to the Amended and Restated Indenture, Locust Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition, the Amended and Restated Indenture contains customary events of default for similar financing arrangements, including: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date or to make interest payments on the Class A Notes within five business days of when due; (b) the failure of the aggregate outstanding principal balance (subject to certain reductions) of the assets securing the Class A Notes to be at least 130% of the outstanding principal amount of the Class A Notes; and (c) GDFM ceasing to be the sub-adviser to the Company’s investment adviser, FB Advisor.

Race Street, in turn, has entered into an amended repurchase transaction with JPM pursuant to the terms of an amended and restated global master repurchase agreement and the related annex and amended and restated confirmation thereto, each dated as of May 8, 2015, or, collectively, the JPM Facility. Pursuant to the JPM Facility, JPM purchased the $960,000 of Class A Notes held by Race Street for a purchase price equal to $800,000. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell the Class A Notes to JPM. The final repurchase transaction must occur no later than April 15, 2017. The repurchase price paid by Race Street to JPM for each repurchase of Class A Notes will be equal to the purchase price paid by JPM for the Class A Notes, plus interest thereon accrued at a fixed rate of 3.25% per annum. Race Street is permitted to reduce (based on certain thresholds during specified periods) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions, and any other reductions of the principal amount of Class A Notes, including upon an event of default, are subject to breakage fees in an amount equal to the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

If at any time during the term of the JPM Facility the market value of the assets held by Locust Street securing the Class A Notes declines by an amount greater than 27% of their initial aggregate purchase price, or the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such assets at such time is less than the Margin Threshold. Similarly, pursuant to the JPM Facility, the market value of the assets held by Locust Street must be at least $545,000. In either such event, in order to satisfy these requirements, Race Street intends to borrow funds from the Company pursuant to a revolving credit agreement, dated as of July 21, 2011 and as amended as of September 26, 2012 and April 23, 2013, between Race Street, as borrower, and the Company, as lender, or the Revolving Credit Agreement. The Company may, in its sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

Pursuant to the financing arrangement, the assets held by Race Street secure the obligations of Race Street under the JPM Facility.

Pursuant to the JPM Facility, Race Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The JPM Facility contains customary events of default included in similar transactions, including:

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

(a) the failure to pay the repurchase price upon the applicable payment dates; (b) the failure to post required cash collateral with JPM as discussed above; and (c) the occurrence of an event of default under the Indenture.

As of December 31, 2015 and 2014, Class A Notes in the aggregate principal amount of $960,000 and $1,140,000, respectively, had been purchased by Race Street from Locust Street and subsequently sold to JPM under the JPM Facility for aggregate proceeds of $800,000 and $950,000, respectively. The carrying amount outstanding under the JPM Facility approximates its fair value. The Company funded each purchase of Class A Notes by Race Street through a capital contribution to Race Street. As of December 31, 2015 and 2014, Race Street’s liability under the JPM Facility was $800,000 and $950,000, plus $5,633 and $6,690, respectively, of accrued interest expense. The Class A Notes issued by Locust Street and purchased by Race Street eliminate in consolidation on the Company’s financial statements.

As of December 31, 2015 and 2014, the fair value of assets held by Locust Street was $1,661,239 and $1,832,095, respectively, which included assets purchased by Locust Street with proceeds from the issuance of Class A Notes. As of December 31, 2015 and 2014, the fair value of assets held by Race Street was $817,593 and $855,341, respectively.

The Company incurred costs of $425 in connection with obtaining the JPM Facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the JPM Facility. As of December 31, 2015, all of the deferred financing costs have been amortized to interest expense.

For the years ended December 31, 2015, 2014 and 2013, the components of total interest expense for the JPM Facility were as follows:

	Year Ended December 31,
	2015	2014	2013
Direct interest expense	$28,081	$31,304	$26,452
Non-usage fees	—	—	—
Amortization of deferred financing costs	61	112	106

Total interest expense	$28,142	$31,416	$26,558

For the years ended December 31, 2015, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the JPM Facility were as follows:

	Year Ended December 31,
	2015	2014	2013
Cash paid for interest expense(1)	$29,138	$31,304	$24,060
Average borrowings under the facility	$852,192	$950,000	$802,746
Effective interest rate on borrowings (including the effect of non-usage fees)	3.25%	3.25%	3.25%
Weighted average interest rate (including the effect of non-usage fees)	3.25%	3.25%	3.25%

(1)	Interest under the JPM Facility is paid quarterly in arrears.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Amounts outstanding under the JPM Facility will be considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

Walnut Street Credit Facility

On December 3, 2014, Walnut Street Funding LLC, or Walnut Street, the Company’s former wholly-owned, special purpose financing subsidiary, repaid and terminated the revolving credit facility, or the Walnut Street credit facility, with Wells Fargo Bank, National Association, or together with Wells Fargo Securities, LLC, Wells Fargo. Wells Fargo Securities, LLC served as the administrative agent and Wells Fargo Bank, National Association was the sole lender, collateral agent, account bank and collateral custodian under the facility. The Walnut Street credit facility provided for borrowings in an aggregate principal amount up to $250,000 on a committed basis. Prior to the termination of the Walnut Street credit facility, borrowings under the Walnut Street credit facility accrued interest at a rate equal to three-month LIBOR, plus a spread ranging between 1.50% and 2.50% per annum, depending on the composition of the portfolio of debt securities for the relevant period. Beginning on September 17, 2012, Walnut Street became subject to a non-usage fee of 0.50% to the extent the aggregate principal amount available under the Walnut Street credit facility was not borrowed.

As of December 31, 2015 and 2014, no amounts remained outstanding under the Walnut Street credit facility. The Company incurred costs of $4,029 in connection with obtaining the Walnut Street credit facility, which the Company had recorded as deferred financing costs on its consolidated balance sheets and amortized to interest expense over the life of the facility. In conjunction with the repayment of the Walnut Street credit facility on December 18, 2014, $2,013 of remaining unamortized deferred financing costs were charged to interest expense.

For the years ended December 31, 2014 and 2013, the components of total interest expense for the Walnut Street credit facility were as follows:

	Year Ended December 31,
	2014	2013
Direct interest expense	$6,009	$7,118
Non-usage fees	734	33
Amortization of deferred financing costs	2,805	755

Total interest expense	$9,548	$7,906

For the years ended December 31, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Walnut Street credit facility were as follows:

	Year Ended December 31,
	2014	2013
Cash paid for interest expense(1)	$8,444	$6,959
Average borrowings under the facility(2)	$235,768	$243,583
Effective interest rate on borrowings (including the effect of non-usage fees)	—	2.89%
Weighted average interest rate (including the effect of non-usage fees)	3.18%	2.90%

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

(1)	Interest under the Walnut Street credit facility was paid quarterly in arrears.

(2)	For the year ended December 31, 2014, average borrowings under the Walnut Street credit facility are calculated from the beginning of the period to December 3, 2014, the date the Company terminated the facility.

Borrowings of Walnut Street were considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

4.000% Notes due 2019

On July 14, 2014, the Company and U.S. Bank National Association, or U.S. Bank, entered into an indenture, or the base indenture, and a first supplemental indenture thereto, or together with the base indenture and any supplemental indentures thereto, the indenture, relating to the Company’s issuance of $400,000 aggregate principal amount of its 4.000% notes due 2019, or the 4.000% notes.

The 4.000% notes will mature on July 15, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.000% notes bear interest at a rate of 4.000% per year, payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2015. The 4.000% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.000% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.000% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act of 1934, as amended, or the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of December 31, 2015 and 2014, $400,000 of the 4.000% notes was outstanding. As of December 31, 2015, the fair value of the 4.000% notes was approximately $400,572. The Company incurred costs of $569 in connection with issuing the 4.000% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.000% notes. As of December 31, 2015, $396 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.000% notes, the Company has charged $5,608 of discount against the carrying amount of such notes. As of December 31, 2015, $3,965 of such discount had yet to be amortized to interest expense.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the years ended December 31, 2015, 2014 and 2013, the components of total interest expense for the 4.000% notes were as follows:

	Year Ended December 31,
	2015	2014	2013
Direct interest expense	$16,082	$7,496	—
Amortization of deferred financing costs and discount	1,240	576	—

Total interest expense	$17,322	$8,072	—

For the years ended December 31, 2015, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.000% notes were as follows:

	Year Ended December 31,
	2015	2014	2013
Cash paid for interest expense(1)	$16,044	—	—
Average borrowings under the 4.000% notes(2)	$400,000	$400,000	—
Effective interest rate on borrowings	4.00%	4.00%	—
Weighted average interest rate	4.00%	4.00%	—

(1)	Interest under the 4.000% notes is paid semi-annually in arrears.

(2)	For the year ended December 31, 2014, average borrowings under the 4.000% notes are calculated for the period since the date of issuance to December 31, 2014.

4.250% Notes due 2020

On December 3, 2014, the Company and U.S. Bank entered into a second supplemental indenture to the base indenture relating to the Company’s issuance of $325,000 aggregate principal amount of its 4.250% notes due 2020, or the 4.250% notes.

The 4.250% notes will mature on January 15, 2020 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2015. The 4.250% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.250% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.250% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of December 31, 2015 and 2014, $325,000 of the 4.250% notes was outstanding. As of December 31, 2015, the fair value of the 4.250% notes was approximately $326,233. The Company incurred costs of $839 in connection with issuing the 4.250% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.250% notes. As of December 31, 2015, $663 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.250% notes, the Company has charged $4,115 of discount against the carrying amount of such notes. As of December 31, 2015, $3,247 of such discount had yet to be amortized to interest expense.

For the years ended December 31, 2015, 2014 and 2013, the components of total interest expense for the 4.250% notes were as follows:

	Year Ended December 31,
	2015	2014	2013
Direct interest expense	$13,966	$1,097	—
Amortization of deferred financing costs and discount	974	70	—

Total interest expense	$14,940	$1,167	—

For the years ended December 31, 2015, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.250% notes were as follows:

	Year Ended December 31,
	2015	2014	2013
Cash paid for interest expense(1)	$8,518	—	—
Average borrowings under the 4.250% notes(2)	$325,000	$325,000	—
Effective interest rate on borrowings	4.25%	4.25%	—
Weighted average interest rate	4.25%	4.25%	—

(1)	Interest under the 4.250% notes is paid semi-annually in arrears.

(2)	For the year ended December 31, 2014, average borrowings under the 4.250% notes are calculated for the period since the date of issuance to December 31, 2014.

4.750% Notes due 2022

On April 30, 2015, the Company and U.S. Bank entered into a third supplemental indenture to the base indenture relating to the Company’s issuance of $275,000 aggregate principal amount of its 4.750% notes due 2022, or the 4.750% notes.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

The 4.750% notes will mature on May 15, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.750% notes bear interest at a rate of 4.750% per year, payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2015. The 4.750% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.750% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.750% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.750% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of December 31, 2015 and 2014, $275,000 and $0 of the 4.750% notes was outstanding. As of December 31, 2015, the fair value of the 4.750% notes was approximately $270,643. The Company incurred costs of $469 in connection with issuing the 4.750% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.750% notes. As of December 31, 2015, $431 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.750% notes, the Company has charged $3,344 of discount against the carrying amount of such notes. As of December 31, 2015, $3,024 of such discount had yet to be amortized to interest expense.

For the years ended December 31, 2015, 2014 and 2013, the components of total interest expense for the 4.750% notes were as follows:

	Year Ended December 31,
	2015	2014	2013
Direct interest expense	$8,781	—	—
Amortization of deferred financing costs and discount	358	—	—

Total interest expense	$9,139	—	—

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the years ended December 31, 2015, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the 4.750% notes were as follows:

	Year Ended December 31,
	2015	2014	2013
Cash paid for interest expense(1)	$7,076	—	—
Average borrowings under the 4.750% notes(2)	$275,000	—	—
Effective interest rate on borrowings	4.75%	—	—
Weighted average interest rate	4.75%	—	—

(1)	Interest under the 4.750% notes is paid semi-annually in arrears.

(2)	Average borrowings under the 4.750% notes are calculated for the period since the date of issuance to December 31, 2015.

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FB Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 6 for a discussion of the Company’s unfunded commitments.

Note 10. Senior Securities Asset Coverage

Information about the Company’s senior securities is shown in the table below for the years ended December 31, 2015, 2014, 2013, 2012 and 2011:

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2011	$791,324	2.89	—	N/A
2012	$1,649,713	2.52	—	N/A
2013	$1,673,682	2.58	—	N/A
2014	$1,863,827	2.27	—	N/A
2015	$1,834,625	2.20	—	N/A

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Senior Securities Asset Coverage (continued)

(1)	Total amount of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, the Company treated the outstanding notional amount of a total return swap, or the TRS, less the initial amount of any cash collateral required to be posted, as a senior security. The TRS was entered into on March 18, 2011 and was terminated on August 29, 2012.

(2)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the Company in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on an exchange.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights

The following is a schedule of financial highlights of the Company for the years ended December 31, 2015, 2014, 2013, 2012 and 2011:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data:(1)
Net asset value, beginning of period	$9.83	$10.18	$9.97	$9.35	$9.42
Results of operations(2)
Net investment income (loss)	1.10	0.97	0.96	0.59	0.76
Net realized and unrealized appreciation (depreciation) on investments and total return swap and gain/loss on foreign currency	(0.94)	(0.19)	0.08	0.86	(0.19)

Net increase (decrease) in net assets resulting from operations	0.16	0.78	1.04	1.45	0.57

Stockholder distributions(3)
Distributions from net investment income	(0.75)	(0.79)	(0.83)	(0.63)	(0.78)
Distributions from net realized gain on investments	(0.14)	(0.29)	—	(0.23)	(0.13)

Net decrease in net assets resulting from stockholder distributions	(0.89)	(1.08)	(0.83)	(0.86)	(0.91)

Capital share transactions
Issuance of common stock(4)	0.00	0.00	0.00	0.04	0.34
Repurchases of common stock(5)	—	(0.05)	(0.00)	(0.00)	(0.00)
Offering costs(2)	—	—	—	(0.01)	(0.07)

Net increase (decrease) in net assets resulting from capital share transactions	—	(0.05)	—	0.03	0.27

Net asset value, end of period	$9.10	$9.83	$10.18	$9.97	$9.35

Per share market value, end of period	$8.99	$9.93	—	—	—

Shares outstanding, end of period	242,847,016	240,896,559	259,320,161	251,890,821	160,390,540

Total return based on net asset value(6)	1.63%	7.17%	10.43%	15.83%	8.93%

Total return based on market value(7)	(0.50)%	5.35%	—	—	—

Ratio/Supplemental Data:
Net assets, end of period	$2,208,928	$2,366,986	$2,640,992	$2,511,738	$1,498,892

Ratio of net investment income to average net assets(8)	11.25%	9.54%	9.50%	6.07%	8.10%

Ratio of total operating expenses to average net assets(8)	8.90%	8.90%	8.90%	7.67%	5.01%
Ratio of waived expenses to average net assets(8)	—	(0.11)%	—	—	—

Ratio of net operating expenses to average net assets(8)	8.90%	8.79%	8.90%	7.67%	5.01%

Portfolio turnover	39.93%	50.27%	61.18%	65.70%	72.28%

Total amount of senior securities outstanding, exclusive of treasury securities	$1,834,625	$1,863,827	$1,673,682	$1,649,713	$791,324

Asset coverage per unit(9)	2.20	2.27	2.58	2.52	2.89

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock pursuant to the Company’s continuous public offering, as applicable, and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at an offering price, net of sales commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share. The per share impact of the Company’s distribution reinvestment plan is an increase to the net asset value of less than $0.01 per share during the years ended December 31, 2015, 2014 and 2013.

(5)	The listing tender offer and the purchase of shares of common stock pursuant thereto on June 4, 2014 resulted in a reduction to net asset value as a result of the Company repurchasing shares at a price greater than its net asset value per share. The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the years ended December 31, 2013, 2012 and 2011.

(6)	The total return based on net asset value for each year presented was calculated by taking the net asset value per share as of the end of the applicable year, adding the cash distributions per share that were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the Company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(7)

The total return based on market value for the year ended December 31, 2015 was calculated by taking the closing price of the Company’s shares on the NYSE on December 31, 2015, adding the cash distributions per share that were declared during the year ended December 31, 2015 and dividing the total by $9.93, the closing price of the Company’s shares on the NYSE on December 31, 2014. The total return based on market value for the year ended December 31, 2014 was calculated by taking the closing price of the Company’s shares on the NYSE on December 31, 2014, adding the cash distributions per share that were declared during the period from April 16, 2014 to December 31, 2014 and dividing the total by $10.25, the closing price of the Company’s shares on the NYSE on April 16, 2014 (the first day the shares began trading on the NYSE). Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

common stock. The historical calculation of total return based on market value in the table should not be considered a representation of the Company’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

(8)	Weighted average net assets during the applicable period are used for this calculation. The following is a schedule of supplemental ratios for the years ended December 31, 2015, 2014, 2013, 2012 and 2011:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Ratio of accrued capital gains incentive fees to average net assets	(0.89)%	(0.37)%	0.16%	1.80%	(0.46)%
Ratio of subordinated income incentive fees to average net assets	2.59%	2.29%	2.41%	0.61%	—
Ratio of interest expense to average net assets	3.19%	2.56%	1.97%	1.37%	1.29%
Ratio of excise taxes to average net assets	0.26%	0.21%	0.22%	0.02%	—

(9)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Selected Quarterly Financial Data (Unaudited)

The following is the quarterly results of operations for the years ended December 31, 2015 and 2014. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Investment income	$114,763	$103,668	$147,731	$108,635
Operating expenses
Net expenses and excise taxes	58,612	39,902	54,207	56,986

Net investment income	56,151	63,766	93,524	51,649
Realized and unrealized gain (loss)	(134,619)	(69,045)	(41,818)	18,777

Net increase (decrease) in net assets resulting from operations	$(78,468)	$(5,279)	$51,706	$70,426

Per share information-basic and diluted
Net investment income	$0.23	$0.26	$0.39	$0.21

Net increase (decrease) in net assets resulting from operations	$(0.32)	$(0.02)	$0.21	$0.29

Weighted average shares outstanding	242,800,333	242,227,762	241,653,069	241,084,292

	Quarter Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Investment income	$113,385	$115,917	$120,721	$114,796
Operating expenses
Net expenses and excise taxes	45,330	55,814	62,748	58,919

Net investment income	68,055	60,103	57,973	55,877
Realized and unrealized gain (loss)	(78,244)	(4,504)	11,338	24,183

Net increase (decrease) in net assets resulting from operations	$(10,189)	$55,599	$69,311	$80,060

Per share information-basic and diluted
Net investment income	$0.28	$0.25	$0.23	$0.22

Net increase (decrease) in net assets resulting from operations	$(0.04)	$0.23	$0.27	$0.31

Weighted average shares outstanding	240,480,410	239,548,922	255,301,300	260,185,661

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2015 and 2014. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 13. Recently Issued Accounting Standards

In April 2015, the Financial Accounting Standards Board, or the FASB, issued Accounting Standards Update No. 2015-03, Interest—Imputation of Interest, or ASU 2015-03, to simplify the presentation of debt issuance costs in the financial statements. Under existing guidance, debt issuance costs are recognized as a deferred charge and presented as an asset on the balance sheet. The amendments to the guidance require that debt issuance costs related to a recognized liability for indebtedness be presented in the balance sheet as a direct deduction from the carrying amount of that liability, consistent with debt discounts. In August 2015, the FASB issued Accounting Standards Update No. 2015-15, Interest—Imputation of Interest to update the guidance to include SEC staff views regarding the presentation and subsequent measurement of debt issuance costs related to line-of-credit arrangements. Given the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line-of-credit arrangements, the SEC has indicated that it would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. The recognition and measurement guidance for debt issuance costs is not affected by the amendments to the guidance. The amendments to the FASB codification guidance are to be applied retrospectively with applicable disclosures for a change in accounting principle upon transition. For public entities, the amendments are effective for interim and annual periods beginning after December 15, 2015. Management of the Company is currently assessing the impact of this guidance on the Company’s consolidated financial statements.

$

4.250% Notes due 2020

PRELIMINARY PROSPECTUS SUPPLEMENT

Book-Running Manager

Wells Fargo Securities

                    , 2016